                              JOHN HANCOCK FUNDS II

                                                                    John Hancock
                                               Retirement Distribution Portfolio

                                                                  Class A Shares

THE INFORMATION IN THIS PROSPECTUS IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Prospectus
12.26.2007

As with all mutual funds, the SEC has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                    Contents

OVERVIEW...................................................................    3
RETIREMENT DISTRIBUTION PORTFOLIO..........................................    3
YOUR ACCOUNT...............................................................    9
   How sales charges are calculated........................................   10
   Sales charge reductions and waivers.....................................   11
   Opening an account......................................................   13
   Buying shares...........................................................   13
   Selling shares..........................................................   15
   Transaction policies....................................................   17
   Distributions and account policies......................................   20
   Additional investor services............................................   22
INFORMATION ABOUT THE UNDERLYING FUNDS.....................................   23
FUND DETAILS...............................................................   42
   Business structure......................................................   42
   Management biographies..................................................   43
FOR MORE INFORMATION.......................................................   45

                                    OVERVIEW

This prospectus provides information about the Retirement Distribution Portfolio (the "Fund"), which is a fund of John Hancock Funds II ("JHF II"). The Fund is a "fund of funds" that currently invests in a number of other funds of JHF II and John Hancock Funds III ("JHF III") and may also invest in other funds for which the fund's investment adviser or any of its affiliates serves as investment adviser (collectively with the JHF II funds and the JHF III funds, each referred to as "Affiliated Underlying Funds"). The Fund may also invest in funds where the adviser is not the same as, or affiliated with, the adviser to the Fund including exchange traded funds (ETFs). ("Nonaffiliated Underlying Funds"). (Collectively, Affiliated Underlying Funds and Nonaffiliated Underlying Funds are referred to as "Underlying Funds"). In addition, the Fund may invest directly in securities and certain derivative instruments directly. The Fund seeks to provide a stated, targeted (non-guaranteed) quarterly distribution. Distributions are not guaranteed and may include, at times, a return of capital (i.e., a return of your original investment).

The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

This prospectus relates to the Class A of the Fund.

RISKS OF MUTUAL FUNDS

Mutual funds such as the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in this Fund, be sure to read all risk disclosure carefully before investing.

                        RETIREMENT DISTRIBUTION PORTFOLIO

GOAL AND STRATEGY

The Fund seeks to provide a stated, targeted (non-guaranteed) quarterly distribution. As a secondary objective the Fund seeks capital appreciation. This investment objective is nonfundamental, which means that it can be changed by the Board of Trustees of the Fund without shareholder approval.

The Fund is designed for investors seeking an attractive level of distributions and the potential for modest capital appreciation over the long term.

The initial targeted annual distribution rate is $0.60 per share. This distribution rate is not guaranteed and may be decreased or increased in the future. Possible reasons for changing the annual distribution rate include, but are not limited to, changes in market returns (both positive and negative) and the reinvestment of Excess Distributions as described under "Excess Distributions and Reduction of Target Distributions Per Share" below. The prospectus will be supplemented when the distribution rate is changed. The current distribution rate is available at jhfunds.com.

The Fund may not have sufficient income from dividends, interest and distributable capital gains to pay the targeted distribution rate. Therefore, the Fund's policy of paying consistent distributions may result in a return of capital to shareholders (i.e., a shareholder would receive a portion of his or her investment back in the form of distributions). For further information on return of capital, see "Distributions and Account Policies - Return of Capital."

The Fund's payout ratio (the distribution rate divided by the Fund's net asset value ("NAV") per share) will change each time the NAV of the Fund changes (which is usually daily). For example, the initial payout ratio will be 6% assuming the initial NAV is $10 per share ($0.60 divided by $10). However, if the NAV increases to $10.50 per share, then the payout ratio decreases to 5.71% ($0.60 divided by $10.50). If the NAV decreases to $9.50 per share, then the payout ratio increases to 6.32% ($0.60 divided by $9.50). Since the payout ratio varies daily, see "Your Account - How to Calculate Your Initial Investment" below to determine the number of shares you should purchase in order to receive a specific distribution amount. The distribution rate is not guaranteed and may be decreased or increased in the future.

You should avoid purchasing Fund shares shortly before the Fund makes a distribution because doing so can increase your taxes. This is known as "buying a dividend." For example, on December 15th, you invest $5,000, buying 500 shares at $10 per share. If the Fund pays a distribution of $1 per share on December 16th, its share price will drop to $9 (not counting market change). While you would still have $5,000 (500 shares x $9 = $4,500 plus $500 in distributions ($500 shares x $1 = $500), you owe tax on the $500 distribution, even if you reinvest the distribution in additional shares.

Although the Fund seeks capital appreciation as a secondary objective, the Fund is not designed for significant wealth accumulation and is primarily intended to provide for DISTRIBUTION OF ASSETS over the long-term.

The Fund may close to new investors and to additional investment by existing shareholders if the Fund determines that such further investment will result in the Fund being less likely to meet its investment objective.

The Fund is a "fund of funds" that invests in a number of Underlying Funds as well as directly in securities and in certain derivative instruments. The subadviser to the Fund, MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)"), allocates the assets of the Fund among the Underlying Funds and other investments according to an asset allocation strategy that seeks to achieve the Fund's investment objective.

UNDERLYING FUNDS

The Underlying Funds in which the Fund invests will change over time in response to changes in the value of the Fund.

The Underlying Funds as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Underlying Funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Underlying Funds in which the Fund invests focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The underlying fixed income funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information about the Underlying Funds" for a brief description of the goal and strategy of the Underlying Funds and information about the risks of investing in Underlying Funds.

The Fund may invest in Underlying Funds not described in this section including Affiliated Underlying Funds that are not funds of JHF II and Nonaffiliated Underlying Funds including ETFs.

OTHER PERMITTED INVESTMENTS

The Fund may also directly:

-    Purchase U.S. government securities and short-term paper.

- Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

- Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the adviser to the Fund, including exchange traded funds ("ETFs").

-    Purchase domestic and foreign equity and fixed-income securities.

- Invest in equity securities, which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.

- Invest in fixed-income securities, which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgaged-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed-income securities rated below investment grade.

- Purchase securities of registered closed-end investment companies that are part of the same "group of investment companies" as that term is defined in
     Section 12 of the 1940 Act.

- Invest up to 15% of its net assets in illiquid securities of such entities as limited partnerships and other pooled investment vehicles such as hedge funds.

- Make short sales of securities (borrow and sell securities not owned by the Fund), either to realize appreciation when a security that it do not own declines in value or as a hedge against potential declines in the value of a security of the Fund.

- Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodities-linked derivatives.

The Fund may use various investment strategies referred to under "Hedging and Other Strategic Transactions" in the prospectus and the Fund's Statement of Additional Information ("SAI") such as hedging and other related transactions. For example, the Fund may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the Fund. In addition, these strategies may be used to gain exposure to a particular securities market. The Fund also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to "Hedging and Other Strategic Transactions" in both the prospectus (under "Information about the Underlying Funds") and the SAI.

TEMPORARY DEFENSIVE INVESTING

The Fund may invest up to 100% of its assets in cash or money market instruments for the purpose of:

-    meeting redemption requests,

-    making other anticipated cash payments, or

- protecting the Fund in the event the subadviser determines that market or economic conditions warrant a defensive posture.

To the extent the Fund is in a defensive position, its ability to achieve its investment objective will be limited.

MANAGEMENT OF THE FUND

Subject to the limitations described above, the Fund may at any time invest any percentage of its assets in any of the different investments described above. The subadviser may from time to time adjust the percentage of assets invested in any specific investment held by the Fund. Such adjustments may be made, for example, to increase or decrease the Fund's holdings of a particular asset class, to adjust portfolio quality or the duration of fixed income securities or to increase or reduce the percent of the Fund's assets subject to the management of a particular Underlying Fund. In addition, changes may be made to reflect fundamental changes in the investment environment.

PAST PERFORMANCE

This section normally shows how the Fund's total return has varied from year to year, along with a broad-based market index for reference. Because the Fund has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

PRINCIPAL RISKS

An investment in the Fund, like any investment, has risks. The value of the Fund will fluctuate, and you could lose money on your investment.

- Neither the Fund nor John Hancock Investment Management Services, LLC, the Fund's investment adviser (the "Adviser") can offer any assurance that the Fund will be able to pay its target distribution. Market performance, both positive and negative, may impact the ability of the Fund to make its target distribution. The Fund may decrease (and under certain circumstances, increase) the target distribution rate for any reason, including both positive and negative market performance.

- If, at any time, the Fund does not anticipate that it will have sufficient assets to make its targeted distributions, the Board of Trustees may, without shareholder approval, elect to distribute the Fund's remaining assets and terminate the Fund.

- The Fund intends to make its target distribution each year, whether or not the Fund realizes income sufficient to pay these distributions. To the extent that income is insufficient to fund the targeted distributions, the Fund may distribute a portion of invested capital as a return of capital. Return of capital is a return of a portion of your original investment. This means you will receive a portion of your investment back as part or all of the distribution. A return of capital is not taxed at the time of distribution but reduces a shareholder's cost (tax) basis in his or her shares of the Fund, thereby increasing such shareholder's potential gain (or reducing his or her potential loss) on the future sale of shares of the Fund. Any return of capital in excess of a shareholder's cost basis in his or her shares of the Fund will be treated as gain from the sale or exchange of those shares. Substantial return of capital may decrease the likelihood of the Fund achieving its secondary goal of capital appreciation and will reduce the amount of assets of the Fund available for investment thereby decreasing the likelihood that the Fund will in the future have sufficient assets to make its target distribution. Given the Fund's policy to have a stated, targeted distribution, it is possible for the Fund to suffer substantial investment losses and then pay a distribution thereby reducing its assets even further.

- If investment performance is substantially below expectations such that even a very conservative asset allocation appears unlikely to meet the Fund's primary objective of paying the stated, target distribution, the Fund may shift into an asset allocation with higher risk and higher potential for return to increase the likelihood that the Fund can make its target distribution.

- Fund of Funds Risk. The Fund's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds and other investments. In addition, achieving the Fund's objective will depend on the performance of the Underlying Funds, which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives.

- Investment company securities risk. The Fund bears its own expenses and indirectly bears its proportionate share of expenses of the Underlying Funds in which it invests.

- Non-diversification risk. Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The Fund is not "diversified" within the meaning of the 1940 Act. This means that the Fund is allowed to invest in the securities of a relatively small number of issuers with greater concentrations of risk. As a result, credit, market and other risks associated with the Fund's investment strategies or techniques may be more pronounced for this Fund than for funds that are "diversified." Although the Fund is non-diversified, the risks associated with non-diversification are lower for the Fund because it allocates its assets among multiple Underlying Funds.

- The Fund is subject to the same risks as the Underlying Funds in which it invests. The Fund invests in Underlying Funds that invest in fixed-income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Fund invests in these securities directly or engages in hedging and other strategic transactions, the Fund will be subject to the same risks.

- Interest Rate Risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed-income securities generally will increase. Conversely, when interest rates rise, the market value of fixed-income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Fund is to interest rate risk.

- Credit Risk. Fixed-income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

- High Yield Securities Risk. Fixed-income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

- Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

- Small and Medium Sized Companies. Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities.

- Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

- Funds that invest a significant portion of their assets in securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries.

- Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Fund if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised. Hedging and Other Strategic Transactions may include short sales of securities. This means a Fund may sell a security that it does not own in anticipation of a decline in the market value of the security. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security.

For a more complete description of these risks, see "Information about the Underlying Funds -- Risks of Investing in Underlying Funds."

OTHER IMPORTANT CONSIDERATIONS

If you are purchasing shares of the Fund in an IRA account, special considerations apply. See "Retirement plans" below.

SUBADVISER

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LLC ("MFC GLOBAL (U.S.A.)")

FUND CODES

CLASS A
Ticker    (Not Applicable)
CUSIP     47804A 536


YOUR EXPENSES

SHAREHOLDER TRANSACTION EXPENSES(1)                              CLASS A
-----------------------------------                              -------
Maximum front-end sales charge (load) on purchases as a % of
purchase price                                                    5.00%
Maximum deferred sales charge (load) as a % of purchase or
sale price, whichever is less                                    none(2)

ANNUAL OPERATING EXPENSES(3)                                     CLASS A
----------------------------                                     -------
Management fee(4)                                                 0.11%
Distribution and service (Rule 12b-1) fees                        0.30%
Other expenses                                                    0.44%
Acquired Fund Fees and Expenses                                   0.70%
Total Fund expenses(5)                                            1.55%
Contractual expense reimbursement (at least until 12-31-08)(6)    0.30%
Net Fund operating expenses                                       1.25%

(1)  A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

(3)  Based on estimated expenses for the current fiscal year.

(4) The Management Fee has two components: (a) a fee on assets invested in Affiliated Underlying Funds, and (b) a fee on assets invested in instruments other than Affiliated Underlying Funds (other assets). It is currently anticipated that approximately 90% of the assets of the Fund will be invested in Affiliated Underlying Funds, although this allocation may change in the future. See "Fund details -- management fee" for further information.

(5) The "Total Fund expenses" include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (e.g. Underlying Funds) (each, an "Acquired Fund"). The Total Fund annual expenses shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are estimated, not actual, amounts based on the Fund's current fiscal year.

(6) The Adviser has contractually agreed to reimburse certain Portfolio level expenses (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, printing and postage, blue sky, taxes, Portfolio brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) that exceed 0.09% of the average annual net assets. The Adviser has also agreed to a contractual expense limit on Class A specific expenses (which include 12b-1, transfer agent, service fees, blue sky, and printing and postage) of 0.35%. These expense reimbursements shall continue in effect until December 31, 2008 and thereafter until terminated by the Adviser on notice to JHF II.

The hypothetical example below shows what your expenses would be after the contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Fund's actual expenses and returns, either past or future.

EXPENSES   YEAR 1   YEAR 3
--------   ------   ------
Class A     $127     $459

YOUR ACCOUNT

HOW TO CALCULATE YOUR INITIAL INVESTMENT

To determine your initial investment amount, first determine the annual distribution amount that you wish to receive. Next, divide that amount by the per share annual target distribution rate of the Fund to determine the number of shares you should purchase. Multiply the number of shares by the current NAV per share to determine your initial net investment amount after the payment of any front end sales charge.

The following example illustrates how to determine your initial investment amount based on the desired annual distribution amount. The example assumes the targeted distribution rate is $0.60 and the NAV per share is $10:

If the annual distribution you wish to receive is $30,000, then divide $30,000 by the distribution rate per share ($0.60) to obtain the number of shares you need to purchase (50,000); and then multiply the number of shares (50,000) by the current NAV ($10), to obtain the net amount to be invested after payment of any front end sales charge, ($500,000).

In the example above, you would need to invest $500,000 in order to receive an annual distribution of $30,000.

THE AMOUNT YOU WILL NEED TO INVEST TO RECEIVE A DESIRED ANNUAL DISTRIBUTION WILL VARY DEPENDING ON THE DISTRIBUTION RATE AND THE NAV PER SHARE AND WILL BE DIFFERENT FROM THE EXAMPLE ABOVE.

ONLY CLASS A SHARES ARE AVAILABLE.

Class A shares have:

- A front-end sales charge, as described in the section "How sales charges are calculated."

-    Distribution and service (Rule 12b-1) fees of 0.30%.

12B-1 FEES

Rule 12b-1 fees will be accrued and paid daily to the Fund's distributor, John Hancock Funds, LLC (the "Distributor"), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers).

Because Rule 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other classes of shares of the Fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Shares of the Fund are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Fund in two principal ways:

-    directly, by the payment of sales commissions, if any;

-    indirectly, as a result of the Fund paying Rule 12b-1 fees.

Certain firms may request, and the Distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in the Distributor's efforts to promote the sale of the Fund's shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Fund and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Fund's net assets, which, as well as benefiting the Fund, would result in additional management and other fees for Adviser and its affiliates. In consideration for revenue sharing, a firm may feature the Fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the Fund.

The SAI discusses the Distributor's revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the Fund, as well as about fees and/or commissions it charges.

The Distributor, the Adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the Fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the Fund. If your intermediary provides these services, the Adviser or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Fund.

How sales charges are calculated

CLASS A Sales charges are as follows:

CLASS A SALES CHARGES

                         AS A % OF      AS A % OF YOUR
YOUR INVESTMENT       OFFERING PRICE*     INVESTMENT
---------------       ---------------   --------------
Up to $49,999              5.00%            5.26%
$50,000 - $99,999          4.50%            4.71%
$100,000 - $249,999        3.50%            3.63%
$250,000 - $499,999        2.50%            2.56%
$500,000 - $999,999        2.00%            2.04%
$1,000,000 and over      See below

*    Offering price is the NAV plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, all Class R shares, or Class I shares of John Hancock mutual funds. TO RECEIVE THE REDUCED SALES CHARGE, YOU MUST TELL YOUR BROKER OR FINANCIAL REPRESENTATIVE AT THE TIME YOU PURCHASE THE FUND'S CLASS A SHARES ABOUT ANY OTHER JOHN HANCOCK MUTUAL FUNDS HELD BY YOU, YOUR SPOUSE OR YOUR CHILDREN UNDER THE AGE OF 21 LIVING IN THE SAME HOUSEHOLD. This includes investments held in a retirement account, an employee benefit plan or with a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the Fund's Web site at www.jhfunds.com. You may also consult your broker or financial adviser or refer to the section entitled "Initial Sales Charge on Class A Shares" in the Fund's SAI. You may request an SAI from your broker or financial adviser, access the Fund's Web site at www.jhfunds.com or call Signature Services at 1-800-225-5291.

INVESTMENTS OF $1 MILLION OR MORE

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a contingent deferred sales charge ("CDSC") on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

CLASS A DEFERRED CHARGES ON $1 MILLION+ INVESTMENTS

YOUR INVESTMENT              CDSC ON SHARES BEING SOLD
---------------              -------------------------
First $1M - $4,999,999                 1.00%
Next $1 - $5M above that               0.50%
Next $1 or more above that             0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

Sales charge reductions and waivers

REDUCING YOUR CLASS A SALES CHARGES

There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

- Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

- Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include accumulations and combinations, as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the Fund agrees to charge you the reduced sales charges. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for individual retirement plan investors is a 48-month Letter of Intention, described in the SAI.

- Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

TO UTILIZE ANY REDUCTION YOU MUST: COMPLETE THE APPROPRIATE SECTION OF YOUR APPLICATION, OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

GROUP INVESTMENT PROGRAM

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled "Opening an account"), and individual investors may close their accounts at any time.

TO UTILIZE THIS PROGRAM YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES TO FIND OUT HOW TO QUALIFY. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

CDSC WAIVERS

As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

-    to make payments through certain systematic withdrawal plans

- certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutions(SM) programs

-    redemptions pursuant to a fund's right to liquidate an account less than
     $1,000

- redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

-    to make certain distributions from a retirement plan

-    because of shareholder death or disability

TO UTILIZE A WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

REINSTATEMENT PRIVILEGE

If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same John Hancock fund and account from which it was removed within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

TO UTILIZE THIS PRIVILEGE YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES.

WAIVERS FOR CERTAIN INVESTORS

Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

- selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

- financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with the Distributor

- Fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

- individuals transferring assets held in a SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to an IRA

- individuals converting assets held in an IRA, SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to a ROTH IRA

- individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SAR-SEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted

- participants in certain 529 plans that have a signed agreement with the Distributor (one-year CDSC may apply)

- participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

- certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutionsSM programs

TO UTILIZE A WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

OTHER WAIVERS

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

- exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction policies" in this prospectus for additional details)

- dividend reinvestments (see "Distributions and account policies" in this prospectus for additional details)

Opening an account

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the Fund is $50,000.

3 All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the instructions under "Buying shares". You and your financial representative can initiate any purchase, exchange or sale of shares.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

FOR INDIVIDUAL INVESTORS OPENING AN ACCOUNT When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

FOR INVESTORS OTHER THAN INDIVIDUALS When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity.

Buying shares

              OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT

BY CHECK

              -    Make out a check for the investment      -    Make out a check for the investment
                   amount, payable to "John Hancock              amount, payable to "John Hancock
                   Signature Services, Inc."                     Signature Services, Inc."

              -    Deliver the check and your completed     -    Fill out the detachable investment
                   application to your financial                 slip from an account statement. If no
                   representative, or mail them to               slip is available, include a note
                   Signature Services (address below).           specifying the fund name, your share
                                                                 class, your account number and the
                                                                 name(s) in which the account is
                                                                 registered.

                                                            -    Deliver the check and your investment
                                                                 slip or note to

                                                                 your financial representative, or mail
                                                                 them to Signature Services (address
                                                                 below).

BY EXCHANGE

              -    Call your financial representative or    -    Log on to www.jhfunds.com to process
                   Signature Services to request an              exchanges between funds.
                   exchange.
                                                            -    Call EASI-Line for automated service
                                                                 24 hours a day at 1-800-338-8080.

                                                            -    Call your financial representative or
                                                                 Signature Services to request an
                                                                 exchange.

BY WIRE

              -    Deliver your completed application to    -    Obtain wiring instructions by calling
                   your financial representative, or mail        Signature Services at 1-800-225-5291.
                   it to Signature Services.
                                                            -    Instruct your bank to wire the amount
              -    Obtain your account number by calling         of your investment. Specify the fund
                   your financial representative or              name, the share class, your account
                   Signature Services.                           number and the name(s) in which the
                                                                 account is registered. Your bank may
              -    Obtain wiring instructions by calling         charge a fee to wire funds.
                   Signature Services at 1-800-225-5291.

              -    Instruct your bank to wire the amount
                   of your investment. Specify the Fund
                   name, the share class, your account
                   number and the name(s) in which the
                   account is registered. Your bank may
                   charge a fee to wire funds.

BY INTERNET

              See "By exchange" and "By wire."              -    Verify that your bank or credit union
                                                                 is a member of the Automated Clearing
                                                                 House ("ACH") system.

                                                            -    Complete the "Bank Information"
                                                                 section on your account application.

                                                            -    Log on to www.jhfunds.com to initiate
                                                                 purchases using your authorized bank
                                                                 account.

BY PHONE

              See "By exchange" and "By wire."              -    Verify that your bank or credit union
                                                                 is a member of the ACH system.

                                                            -    Complete the "Bank Information"
                                                                 section on your account application.

                                                            -    Call EASI-Line for automated service
                                                                 24 hours a day at 1-800-338-8080.

                                                            -    Call your financial representative or
                                                                 call Signature Services between 8 A.M.
                                                                 and 7 P.M. Eastern Time on most
                                                                 business days.

ADDRESS:                                                    To open or add to an account using MAAP,
                                                            see "Additional Investor Services."
Mutual Fund Operations
John Hancock Signature Services, Inc.
PO Box 9510
Portsmouth, NH 03802-9510

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

Selling shares

                                                            TO SELL SOME OR ALL OF YOUR SHARES

BY LETTER

              -    Accounts of any type.                    -    Write a letter of instruction or
                                                                 complete a stock power indicating the
              -    Sales of any amount.                          fund name, your share class, your
                                                                 account number, the name(s) in which
                                                                 the account is registered and the
                                                                 dollar value or number of shares you
                                                                 wish to sell.

                                                            -    Include all signatures and any
                                                                 additional documents that may be
                                                                 required (see next page).

                                                            -    Mail the materials to Signature
                                                                 Services.

                                                            -    A check will be mailed to the name(s)
                                                                 and address in which the account is
                                                                 registered, or otherwise according to
                                                                 your letter of instruction.

BY INTERNET

              -    Most accounts.                           -    Log on to www.jhfunds.com to initiate
                                                                 redemptions from your fund.
              -    Sales of up to $100,000.

BY PHONE

              -    Most accounts.                           -    Call EASI-Line for automated service
                                                                 24 hours a day at 1-800-338-8080.
              -    Sales of up to $100,000.
                                                            -    Call your financial representative or
                                                                 call Signature Services between 8 A.M.
                                                                 and 7 P.M. Eastern Time on most
                                                                 business days.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

              -    Requests by letter to sell any amount.   -    To verify that the Internet or
                                                                 telephone redemption privilege is in
              -    Requests by Internet or phone to sell         place on an account, or to request the
                   up to $100,000.                               form to add it to an existing account,
                                                                 call Signature Services.

                                                            -    Funds requested by wire will be wired
                                                                 the next business day. A $4 fee will
                                                                 be deducted from your account. Your
                                                                 bank may also charge you a fee for
                                                                 this service.

                                                            -    Funds requested by EFT are generally
                                                                 available by the second business day.
                                                                 Your bank may charge you a fee for
                                                                 this service.

BY EXCHANGE

              -    Accounts of any type.                    -    Obtain a current prospectus for the
                                                                 fund into which you are exchanging by
              -    Sales of any amount.                          Internet or by calling your financial
                                                                 representative or Signature Services.

                                                            -    Log on to www.jhfunds.com to process
                                                                 exchanges between your funds.

                                                            -    Call EASI-Line for automated service
                                                                 24 hours a day at 1-800-338-8080.

                                                            -    Call your financial representative or
                                                                 Signature Services to request an
                                                                 exchange.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services".

SELLING SHARES IN WRITING

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

-    your address of record has changed within the past 30 days;

- you are selling more than $100,000 worth of shares -- This requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock; or

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most broker-dealers, banks, credit unions (if authorized under state law) and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

SELLER                                          REQUIREMENTS FOR WRITTEN REQUESTS

Owners of individual, joint or UGMA/UTMA
accounts (custodial accounts for minors).       -    Letter of instruction.

                                                -    On the letter, the signatures and titles
                                                     of all persons authorized to sign for
                                                     the account, exactly as the account is
                                                     registered.

                                                -    Medallion signature guarantee, if
                                                     applicable (see above).

Owners of corporate, sole proprietorship,
general partner or association accounts.        -    Letter of instruction.

                                                -    Corporate business/organization
                                                     resolution certified within the past 12
                                                     months or a John Hancock funds
                                                     business/organization certification
                                                     form.

                                                -    On the letter and the resolution, the
                                                     signature of the person(s) authorized to
                                                     sign for the account.

                                                -    Medallion signature guarantee, if
                                                     applicable (see above).

Owners or trustees of trust accounts.           -    Letter of instruction.

                                                -    On the letter, the signature(s) of the
                                                     trustee(s).

                                                -    Copy of the trust document certified
                                                     within the past 12 months or a John
                                                     Hancock funds trust certification form.

                                                -    Medallion signature guarantee, if
                                                     applicable (see above).

Joint tenancy shareholders with rights of
survivorship with a deceased co-tenant(s).      -    Letter of instruction signed by
                                                     surviving tenant.

                                                -    Copy of death certificate.

                                                -    Medallion signature guarantee, if
                                                     applicable (see above).

                                                -    Inheritance tax waiver (if applicable).

Executors of shareholder estates.               -    Letter of instruction signed by
                                                     executor.

                                                -    Copy of order appointing executor,
                                                     certified within the past 12 months.

                                                -    Medallion signature guarantee, if
                                                     applicable (see above).

                                                -    Inheritance tax waiver (if applicable).

Administrators, conservators, guardians and
other sellers or account types not listed
above.                                          -    Call 1-800-225-5291 for instructions.

ADDRESS:

Mutual Fund Operations
John Hancock Signature Services, Inc.
PO Box 9510
Portsmouth, NH 03802-9510

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

Transaction policies

VALUATION OF SHARES. The NAV of the Fund and class of shares is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Securities held by the Fund, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, Fund securities are valued at fair value as determined in good faith by the Board of Trustees of JHF II. The Trustees have delegated the responsibility to fair value securities to the Fund's Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees. Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

Generally, trading in: (i) non-U.S. securities; (ii) U.S. government securities; and (iii) money market instrument is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the NAV of the Fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects the security's fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including: developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, for example, when a particular foreign market has closed but prior to the time the Fund determines its NAV. In view of these factors, it is likely that funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than funds investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to securities in foreign markets that close prior to the New York Stock Exchange, the Fund will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P Index or of certain "i-Share ETFs" ("i-Shares"); which track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of the S&P Index or of i-Shares, the pricing for all investments in foreign markets that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the NAV of the Fund will be recommended to the Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the NAV of the Fund reflects the value of the Fund's securities as of the close of the New York Stock Exchange (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of the Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

For more information on the valuation of shares, please see the SAI.

BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS

The Fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the Fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES

You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

EXCESSIVE TRADING

The Fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

Purchases and exchanges should be made primarily for investment purposes. The Fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific "Limitation on exchange activity" described below, if the Fund, or its agents, determines that accepting the order could interfere with the efficient management of the Fund's portfolio or otherwise not be in the Fund's best interest in light of unusual trading activity related to your account. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the Fund's NAV at the conclusion of the delay period. The Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES

The Board of Trustees of JHF II has adopted the following policies and procedures by which the Fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

LIMITATION ON EXCHANGE ACTIVITY

The Fund, through its agents, undertakes to use its best efforts to exercise the Fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation because the Fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the Fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of the Fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

EXCESSIVE TRADING RISK

To the extent that the Fund or its agents is unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the Fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- A fund that invests a significant portion of its assets in small-l or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

- A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

- A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of shares" incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

ACCOUNT INFORMATION

JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

CERTIFICATED SHARES

The Fund does not issue share certificates. Shares are electronically recorded.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

DISTRIBUTIONS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS

In general, you will receive account statements as follows:

- after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

-    after any changes of name or address of the registered owner(s)

-    in all other circumstances, every quarter

Every year you will also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DISTRIBUTIONS The Fund seeks to provide targeted quarterly distributions to shareholders. These distributions are not guaranteed and are contingent upon the Fund having sufficient assets to make such distributions. A portion of each distribution may, at times, be a return of capital. For further information on return of capital see "Return of Capital" below. Capital gains, if any, are distributed annually, typically after the end of a Portfolio's fiscal year.

EXCESS DISTRIBUTIONS AND REDUCTION OF TARGET DISTRIBUTIONS PER SHARE

Available Distributions consist of all income from dividends and interest, short-term realized capital gains and any long-term realized capital gains that may be included in the target distribution. If the Available Distributions for a year are less than the annual target distributions, the annual target distribution will also include a return of capital. If Available Distributions are greater than the annual target distribution, there will be a "Distribution Overage." The Fund will automatically reinvest any Distribution Overages as well as any long-term capital gains that are not included in the annual target distribution ("Excess Capital Gains"). If the Fund REDUCES ITS TARGET DISTRIBUTION PER SHARE in future years due to the reinvestment of the Distribution Overage and Excess Capital Gains (together referred to as "Excess Distributions"), you will receive substantially the same aggregate distribution in the subsequent year as in the previous year because, although the Fund will make distributions at a reduced amount per share, you will own additional shares.

The Fund intends to apply for an order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There can be no assurance as to when or whether the SEC will grant such relief. As a result, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act in the absence of such an exemptive order. Therefore, the Fund's distributions in any taxable year may include a return of capital to shareholders even though the Fund has Excess Capital Gains. The Fund may elect to retain its Excess Capital Gains or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit. See "Additional Information Concerning Taxes" in the SAI.

RETURN OF CAPITAL The Fund seeks to provide sufficient income from dividends, interest and capital gains to pay its target distribution to shareholders. If the Fund does not achieve this goal, the Fund may have a return of capital to shareholders (i.e., a return of a portion of a shareholder's original investment. For further information, see "Taxability of Distributions" below.

PAYOUT OF DISTRIBUTIONS. Each quarterly distribution will be automatically paid to you unless you choose to have the quarterly distributions reinvested in additional shares. Any Excess Distribution will automatically be reinvested in additional shares of the Fund on the record date for the distribution. You may choose to have your quarterly distributions sent directly to your bank account or a check may be mailed to you if your distribution amount is $10 or more. However, if the check is not deliverable or the quarterly distribution amount is less than $10, your quarterly distribution will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of quarterly distributions or Excess Distributions.

TAXABILITY OF DISTRIBUTIONS In general, distributions from the Fund, other than a return of capital, are taxable to a shareholder as either ordinary income or capital gains regardless of whether the shareholder reinvests the distributions in additional shares or receives them in cash. Dividends paid from the Fund's ordinary income and short-term capital gains generally will be taxable to a shareholder as ordinary income. Any long-term capital gains distributed by the Fund are taxable to a shareholder as long-term capital gains no matter how long the shareholder has owned the shares.

For investors who are not exempt from federal income taxes, dividends received from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund's short-term capital gains are taxable as ordinary income. Distributions from the Fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Fund will provide disclosures with each quarterly distribution that estimate the percentages of the year-to-date distributions that represent net investment income, other income, or capital gains and return of capital (if any). Internal Revenue Service Form 1099-DIV, which is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional. At the end of the year, the Fund may recharacterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting on Form 1099-DIV.

Return of Capital. If, for any calendar year, the total distributions (net investment income dividend and short-term and long-term capital gain dividends) exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the Fund. This is considered a return of a portion of a shareholder's original investment. Distributions in excess of the Fund's current and accumulated earnings and profits reduce a shareholder's cost basis in his or her shares of the Fund, thereby increasing such shareholder's potential gain (or reducing his or her potential loss) on the future sale of shares of the Fund. Any such distributions in excess of a shareholder's cost basis in his or her shares of the Fund will be treated as gain from the sale or exchange of those shares.

TAXABILITY OF TRANSACTIONS

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)

If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, the Fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges.

Additional investor services

MONTHLY AUTOMATIC ACCUMULATION PROGRAM

MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

-    Complete the appropriate parts of your account application.

- If you are using MAAP to open an account, make out a check for your first investment amount payable to "John Hancock Signature Services, Inc." in an amount satisfying the applicable minimum initial investment requirements specified in the section "Opening an Account." Deliver your check and application to your financial representative or Signature Services.

SYSTEMATIC WITHDRAWAL PLAN

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

-    Make sure you have at least $5,000 worth of shares in your account.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

- Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

- Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

- Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Prior to establishing a systematic withdrawal plan, a shareholder should carefully consider that the Fund intends to make quarterly distribution payments as described under "Distribution and Account Policies" above.

RETIREMENT PLANS

The Fund offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in the Fund with a minimum investment of $50,000. To find out more, call Signature Services at 1-800-225-5291.

Shareholders who hold a fund within a retirement account (such as an IRA) should consult their tax advisers to discuss tax consequences that could result if they receive distributions prior to age 59 1/2 or plan to use the Fund in whole or in part, to meet their annual minimum required distribution. The Fund may not fulfill all your retirement income needs. You must weigh many factors when considering whether to invest in the Fund, including whether the Fund's target distributions will meet the IRS requirements for IRA required minimum distributions for you once you reach age 70 1/2. Before investing in the Fund, you should consider whether to invest non-IRA assets in the Fund or whether you have other IRA assets that can be used to satisfy your required minimum distributions if the target distributions from the Fund do not meet your required minimum distributions. If you redeem shares of the Fund to meet your required minimum distribution, the aggregate target distributions you receive over the life of the Fund will be smaller. YOU SHOULD CONSULT YOUR TAX ADVISOR TO DETERMINE YOUR REQUIRED MINIMUM DISTRIBUTIONS BEFORE INVESTING IN A FUND.

RESTRICTIONS ON 403(B)(7) PLANS ACCOUNTS. Due to Internal Revenue Service regulations that became effective September 25, 2007, John Hancock funds no longer accept requests to establish new John Hancock custodial 403(b)(7) accounts; no longer accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts; and require additional disclosure documentation if you direct John Hancock funds to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. Please refer to the SAI for more information regarding these restrictions.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Fund's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI, and the portfolio holdings information can be found at: http://www.jhfunds.com.

The holdings of the Fund will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Fund. In addition, the ten largest holdings of the Fund will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Fund's Form N-CSR and Form N-Q will contain the Fund's entire holdings as of the applicable calendar quarter end.

INFORMATION ABOUT THE UNDERLYING FUNDS

RISKS OF INVESTING IN UNDERLYING FUNDS

By owning shares of Underlying Funds, the Fund indirectly invests, to varying degrees, in equity securities of U.S. companies, including small and medium size companies and in fixed-income securities. Many of the Underlying Funds also invest in foreign securities. In addition, most of the Underlying Funds may invest in derivatives. To the extent that the Fund invests directly in these securities or investments, the Fund will be subject to the same risks.

EQUITY SECURITIES RISK

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies the Underlying Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. Even Underlying Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

The Underlying Funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

VALUE SECURITIES Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that a subadviser anticipates.

GROWTH SECURITIES Certain equity securities (generally known as "growth securities") are purchased primarily because a subadviser believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to market fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. All of the Underlying Funds that invest in equity securities that are considered growth securities are subject to these risks.

FIXED-INCOME SECURITIES RISK

Fixed-income securities are generally subject to two principal types of risks:
(a) interest rate risk and (b) credit quality risk.

INTEREST RATE RISK Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

CREDIT AND COUNTERPARTY RISK This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter ("OTC") derivatives contract, see "Hedging and other strategic transactions risks," or a borrower of an Underlying Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Underlying Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Underlying Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than "Baa" by Moody's Investor Service ("Moody's") or "BBB" by Standard & Poor's ("S&P"), or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, an Underlying Fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

INVESTMENT GRADE FIXED-INCOME SECURITIES IN THE LOWEST RATING CATEGORY

Investment grade fixed-income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED-INCOME SECURITIES AND HIGH YIELD SECURITIES RISK

Lower rated fixed-income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

- RISK TO PRINCIPAL AND INCOME Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

- PRICE VOLATILITY The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

- LIQUIDITY The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

- DEPENDENCE ON SUBADVISER'S OWN CREDIT ANALYSIS While a subadviser to an Underlying Fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

ADDITIONAL RISKS REGARDING LOWER RATED CORPORATE FIXED-INCOME SECURITIES Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

ADDITIONAL RISKS REGARDING LOWER RATED FOREIGN GOVERNMENT FIXED-INCOME SECURITIES Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described below under "Foreign securities risk." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

FOREIGN SECURITIES RISK

Underlying Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect an Underlying Fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the other funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.

Emerging Market Risk. In addition, funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

CURRENCY RISK Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an Underlying Fund's investments. Currency risk includes both the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain Underlying Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain Underlying Funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund's currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

HEDGING AND OTHER STRATEGIC TRANSACTIONS RISK

Certain of the Underlying Funds may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. The Underlying Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Underlying Funds also may use derivatives as a way to adjust efficiently the exposure of the Underlying Funds to various securities, markets and currencies without the Underlying Funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the Underlying Funds may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes an Underlying Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Underlying Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Underlying Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent an Underlying Fund contracts with a limited number of counterparties, the Underlying Fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Underlying Fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.

The ability of an Underlying Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select an Underlying Fund's portfolio securities. If the transaction is not successful it could result in a loss to the Underlying Fund. These transactions may also increase the volatility of an Underlying Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed an Underlying Fund's initial investment in such contracts. In addition, these transactions could result in a loss to the Underlying Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent a Portfolio utilizes hedging and other strategic transactions it will be subject to the same risks.

SHORT SALES

Certain of the Underlying Funds may make short sales of securities. This means a Fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. A Fund may also make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

Until the Fund closes its short position or replaces a borrowed security, the Fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or
(ii) otherwise cover its short position.

LIQUIDITY RISK

Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that an Underlying Fund may be prevented from selling particular securities at an advantageous price. Certain Underlying Funds may be subject to liquidity risk. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued. Liquidity risk may also exist when an Underlying Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale). This risk may be particularly pronounced for certain international equity funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

MANAGEMENT RISK

Each Underlying Fund is subject to management risk because it relies on the adviser or subadviser's ability to pursue its objective. The adviser or subadviser will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no guarantee that these will produce the desired results. The adviser or subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Underlying Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, an Underlying Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent an Underlying Fund invests in those securities, its performance depends on the ability of the adviser or subadviser to choose securities that perform better than securities that are included in the benchmark.

MEDIUM AND SMALLER COMPANY RISK

Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations.

NON-DIVERSIFICATION RISK

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain Underlying Funds are not "diversified" within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers and/or foreign currencies with greater concentrations of risk. As a result, credit, market and other risks associated with a fund's investment strategies or techniques may be more pronounced for these funds than for funds that are "diversified."

DESCRIPTION OF FUNDS

The Fund may invest in other JHF II or JHF III funds. The following tables set forth, separately for the fixed income and the equity funds of each of JHF II and JHF III: (i) the names of the funds and of their respective subadvisers;
(ii) the estimated expense ratios of the Class NAV shares of the funds for the current fiscal year; and (iii) brief descriptions of the funds' investment goals and principal strategies. Additional investment practices are described in the Fund's SAI and in the prospectus for these funds. The Fund may also invest in other Underlying Funds not described in the chart including Nonaffiliated Underlying Funds. Nonaffiliated Funds included ETFs.

FIXED-INCOME FUNDS -- JOHN HANCOCK FUNDS II

                                           ESTIMATED
                                            EXPENSE
FUND AND SUBADVISER(S)                       RATIO                      GOAL AND PRINCIPAL STRATEGY
----------------------                     ---------   ------------------------------------------------------------
ACTIVE BOND FUND                             0.68%     To seek income and capital appreciation. Under normal market
Declaration Management & Research LLC                  conditions, the Fund invests at least 80% of its net assets
and MFC Global Investment Management                   (plus any borrowing for investment purposes)in a diversified
(U.S.), LLC                                            mix of debt securities and instruments.

CORE BOND FUND                               0.77%     To seek total return consisting of income and capital
Wells Capital Management, Incorporated                 appreciation. Under normal market conditions, the Fund
                                                       invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment
                                                       grade debt securities, including U.S. government
                                                       obligations, corporate bonds, mortgage-backed and other
                                                       asset-backed securities and money market instruments.

FLOATING RATE INCOME FUND                    0.77%     Seeks a high level of current income. Under normal market
Western Asset Management                               conditions, the Fund will invest at least 80% of its net
                                                       assets in floating rate loans, loan participations and fixed income securities of domestic and foreign issuers that are rated below investment grade (rated below Baa or BBB by a
                                                       nationally recognized agency such as Moody's Investor
                                                       Services ("Moody's") or Standard & Poor's ("S&P")), at the
                                                       time of purchase, or are comparable quality as determined by the subadviser.

GLOBAL BOND FUND                             0.81%     To seek maximum total return, consistent with preservation
Pacific Investment Management                          of capital and prudent investment management. Under normal
Company LLC                                            market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in
                                                       fixed income instruments, which may be represented by
                                                       futures contracts (including related options) with respect to such securities, and options on such securities. These
                                                       fixed income instruments may be denominated in non-U.S.
                                                       currencies or in U.S. dollars.

HIGH INCOME FUND                             0.73%     To seek high current income; capital appreciation is a
MFC Global Investment Management                       secondary goal. Under normal market conditions, the Fund
(U.S.), LLC                                            invests at least 80% of its net assets in U.S. and foreign fixed-income securities that, at the time of investment, are rated BB/Ba or lower or are unrated equivalents. These may include, but are not limited to, domestic and foreign
                                                       corporate bonds, debentures and notes, convertible
                                                       securities, preferred stocks, and domestic and foreign
                                                       government obligations.

HIGH YIELD FUND                              0.70%     To seek an above-average total return over a market cycle of
Western Asset Management Company                       three to five years, consistent with reasonable risk. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for

                                                       investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks,
                                                       U.S. government and foreign securities, mortgage-backed
                                                       securities, loan assignments or participations and
                                                       convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of
                                                       equivalent quality): Corporate Bonds, Preferred Stocks and
                                                       Convertible Securities--Moody's (Ba through C); Standard &
                                                       Poor's (BB through D).

INCOME FUND                                  0.41%     To seek to maximize income while maintaining prospects for
Franklin Advisers, Inc.                                capital appreciation. Under normal market conditions, the
                                                       Fund invests in a diversified portfolio of debt securities, such as bonds, notes and debentures, and equity securities, such as common stocks, preferred stocks and convertible
                                                       securities.

INVESTMENT QUALITY BOND FUND                 0.73%     To seek a high level of current income consistent with the
Wellington Management Company, LLP                     maintenance of principal and liquidity. Under normal market conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The Fund will
                                                       tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

REAL RETURN BOND FUND                        0.74%     To seek maximum real return, consistent with preservation of
Pacific Investment Management                          real capital and prudent investment management. Under normal
Company LLC                                            market conditions, the Fund seeks to achieve this investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) at the time of
                                                       investment in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

SHORT-TERM BOND FUND                         0.69%     To seek income and capital appreciation. Under normal market
Declaration Management & Research LLC                  conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and
                                                       instruments. The securities and instruments will have an
                                                       average credit quality rating of "A" or "AA" and a weighted average effective maturity between one and three years, and no more than 15% of the Fund's net assets will be invested in high yield bonds.

SPECTRUM INCOME FUND                         0.86%     To seek a high level of current income with moderate share
T. Rowe Price Associates, Inc.                         price fluctuation. Under normal market conditions, the Fund diversifies its assets widely among various fixed income and equity market segments. The Fund seeks to maintain broad
                                                       exposure primarily to domestic and international fixed
                                                       income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

STRATEGIC BOND FUND                          0.76%     To seek a high level of total return consistent with
Western Asset Management Company                       preservation of capital. Under normal market conditions, the
                                                       Fund invests at least 80% of its net assets (plus any
                                                       borrowings for investment purposes) in fixed income
                                                       securities.

STRATEGIC INCOME FUND                        0.78%     To seek a high level of current income. Under normal market
MFC Global Investment Management                       conditions, the Fund invests at least 80% of its assets in
(U.S.), LLC                                            foreign government and corporate debt securities from
                                                       developed and emerging markets U.S. government and agency
                                                       securities and domestic high yield bonds.

TOTAL BOND MARKET FUND                       0.56%     To seek the performance of the Lehman Brothers Aggregate
Declaration Management & Research LLC                  Bond Index (the "Lehman Index") (which represents the U.S.
                                                       investment grade bond market). Under normal market
                                                       conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) at the time of investment in securities listed in this index.

TOTAL RETURN FUND                            0.78%     To seek maximum total return, consistent with preservation
Pacific Investment Management                          of capital and prudent investment management. Under normal
Company LLC                                            market conditions, the Fund invests at least 65% of its
                                                       total assets in a diversified fund of fixed income
                                                       instruments of varying maturities.

U.S. GOVERNMENT SECURITIES FUND              0.71%     To seek a high level of current income consistent with
Western Asset Management Company                       preservation of capital and maintenance of liquidity. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes)
                                                       in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or
                                                       instrumentalities and derivative securities, such as
                                                       collateralized mortgage obligations backed by such
                                                       securities and futures contracts. The Fund may invest the
                                                       balance of its assets in non-U.S. government securities
                                                       including, but not limited to, fixed rate and adjustable
                                                       rate mortgage-backed securities, asset-backed securities,
                                                       corporate debt securities and money market instruments.

U.S. HIGH YIELD BOND FUND                    0.79%     To seek total return with a high level of current income.
Wells Capital Management, Incorporated                 Under normal market conditions, the Fund invests at least
                                                       80% of its net assets (plus any borrowing for investment
                                                       purposes) in corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as "junk bonds" or
                                                       high yield securities). The Fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

EQUITY FUNDS -- JOHN HANCOCK FUNDS II

                                           ESTIMATED
                                            EXPENSE
FUND AND SUBADVISER(S)                       RATIO                      GOAL AND PRINCIPAL STRATEGY
----------------------                     ---------   ------------------------------------------------------------
INDEX 500 FUND                               0.51%     To seek the aggregate total return of a broad-based U.S.
MFC Global Investment Management                       domestic equity market index. Under normal market
(U.S.A.) Limited                                       conditions, the Fund seeks to approximate the aggregate
                                                       total return of a broad-based U.S. domestic equity market
                                                       index. To pursue this goal, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes)
                                                       at the time of investment in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that the
                                                       subadviser believes as a group will behave in a manner
                                                       similar to the index. The subadviser may determine that the
                                                       Index 500 Fund's investments in certain instruments, such as index futures, total return swaps and ETFs have similar
                                                       economic characteristics as securities that are in the S&P
                                                       500 Index.*

ALL CAP CORE FUND                            0.83%     To seek long-term growth of capital. Under normal market
Deutsche Investment Management                         conditions, the Fund invests in common stocks and other
Americas Inc.                                          equity securities within all asset classes (small-, mid- and large-cap) of those within the Russell 3000 Index.*

ALL CAP GROWTH FUND                          0.92%     To seek long-term capital appreciation. Under normal market
AIM Capital Management, Inc.                           conditions, the Fund invests its assets principally in
                                                       common stocks of companies that

                                                       the subadviser believes likely to benefit from new or
                                                       innovative products, services or processes as well as those that have experienced above-average, long-term growth in
                                                       earnings and have excellent prospects for future growth. Any income received from securities held by the Fund will be
                                                       incidental.

ALL CAP VALUE FUND                           0.88%     To seek capital appreciation. Under normal market
Lord, Abbett & Co. LLC                                 conditions, the Fund invests in equity securities of U.S.
                                                       and multinational companies in all capitalization ranges
                                                       that the subadviser believes are undervalued. The Fund will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market
                                                       capitalization range of the Russell 1000 Index. The Fund
                                                       will invest the remainder of its assets in mid-sized and
                                                       small company securities.*

BLUE CHIP GROWTH FUND                        0.81%     To seek long-term growth of capital. Current income is a
T. Rowe Price Associates, Inc.                         secondary objective. Under normal market conditions, the
                                                       Fund invests at least 80% of its net assets (plus any
                                                       borrowing for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser's view, are well established in their industries and have the potential for above-average earnings growth.

CAPITAL APPRECIATION FUND                    0.76%     To seek long-term growth of capital. Under normal market
Jennison Associates LLC                                conditions, the Fund invests at least 65% of its total
                                                       assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have
                                                       above-average growth prospects. These companies are
                                                       generally medium- to large-capitalization companies.

CLASSIC VALUE FUND                           0.90%     To seek long-term growth of capital. Under normal market
Pzena Investment Management, LLC                       conditions, the Fund invests at least 80% of its assets in domestic equity securities. The Fund may invest in
                                                       securities of foreign issuers, but will generally limit such investments to American Depositary Receipts (ADRs) and
                                                       foreign securities listed and traded on a U.S. Exchange or the NASDAQ market.

CORE EQUITY FUND                             0.81%     To seek long-term capital growth. Under normal market
Legg Mason Capital Management, Inc.                    conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in equity
                                                       securities that, in the subadviser's opinion, offer the
                                                       potential for capital growth.

DYNAMIC GROWTH FUND                          1.05%     To seek long-term growth of capital. Under normal market
Deutsche Investment Management                         conditions, the Fund invests at least 80% of its net assets
Americas Inc.                                          in stocks and other equity securities of medium-sized U.S.
                                                       companies with strong growth potential that are within the market capitalization range, at the time of investment, of the Russell Midcap Growth Index.*

EMERGING GROWTH FUND                         0.83%     To seek superior long-term rates of return through capital
MFC Global Investment Management                       appreciation. Under normal market conditions, the Fund seeks
(U.S.), LLC                                            to achieve its objective by investing, primarily in high
                                                       quality securities (those with a proven track record of
                                                       performance and/or growth) and convertible instruments of
                                                       small-cap U.S. companies.

EMERGING SMALL COMPANY FUND                  1.02%     To seek long term capital appreciation. Under normal market
RCM Capital Management LLC                             conditions, the Fund invests at least 80% of its net assets
                                                       (plus borrowings for investment purposes) at the time of
                                                       investment in securities of small cap companies. The
                                                       subadviser defines small cap companies as common stocks

                                                       and other equity securities of U.S. companies that have a
                                                       market capitalization that does not exceed the highest
                                                       market capitalization of any company contained in either the
                                                       Russell 2000 Index or the S&P Small Cap 600 Index.*

EMERGING MARKETS VALUE FUND                  1.10%     To seek long-term capital appreciation. Under normal
Dimensional Fund Advisors                              circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in
                                                       companies associated with emerging markets designated from time to time by the Investment Committee of the subadviser.

EQUITY-INCOME FUND                           0.81%     To seek substantial dividend income and also long-term
T. Rowe Price Associates, Inc.                         capital appreciation. Under normal market conditions, the
                                                       Fund invests at least 80% of its net assets (plus any
                                                       borrowing for investment purposes) in equity securities,
                                                       with at least 65% in common stocks of well established
                                                       companies paying above-average dividends.

FINANCIAL SERVICES FUND                      0.92%     To seek growth of capital. Under normal market conditions,
Davis Selected Advisers, L.P.                          the Fund invests at least 80% of its net assets (plus any
                                                       borrowings for investment purposes) in companies that, at
                                                       the time of investment, are principally engaged in financial services and the Fund invests primarily in common stocks of financial services companies.

FUNDAMENTAL VALUE FUND                       0.80%     To seek growth of capital. Under normal market conditions,
Davis Selected Advisers, L.P.                          the Fund invests in common stocks of U.S. companies with
                                                       market capitalizations of at least $10 billion. The Fund may also invest in companies with smaller capitalizations.

GLOBAL ALLOCATION FUND                       1.00%     To seek total return, consisting of long-term capital
UBS Global Asset Management                            appreciation and current income. Under normal market
(Americas) Inc.                                        conditions, the Fund invests in equity and fixed income
                                                       securities of issuers located within and outside the U.S.
                                                       The Fund will allocate its assets between fixed income
                                                       securities and equity securities.

CORE ALLOCATION PLUS FUND                    1.06%     To seek total return, consisting of long-term capital
Wellington Management Company, LLP                     appreciation and current income. Under normal market
                                                       conditions, the Fund invests in equity and fixed income
                                                       securities of issuers located within and outside the U.S.
                                                       The Fund will invest a significant portion of its assets
                                                       outside of the U.S. The Fund will allocate its assets
                                                       between fixed income securities and equity securities based upon the subadviser's targeted asset mix, which may change over time.

GLOBAL FUND                                  1.00%     To seek long-term capital appreciation. Under normal market
Templeton Global Advisors Limited                      conditions, the Fund invests primarily in the equity
                                                       securities of companies located throughout the world,
                                                       including emerging markets.

GROWTH OPPORTUNITIES FUND                    0.90%     To seek long-term capital growth. Under normal market
Grantham, Mayo, Van Otterloo & Co. LLC                 conditions, the Fund invests at least 80% of its net assets in small and mid-cap companies and seeks to achieve its
                                                       objective by outperforming its benchmark, the Russell 2500
                                                       Growth Index. The Fund typically makes equity investments in
                                                       U.S. companies whose stocks are included in the Russell 2500
                                                       Index, and in companies with total market capitalizations
                                                       similar to those of companies with stocks in the Index.*

GLOBAL REAL ESTATE FUND                      1.08%     To seek a combination of long-term capital appreciation and
Deutsche Investment Management                         current income. Under normal market conditions, the Fund
Americas Inc.                                          invests at least 80% of net assets (plus any borrowings for investment purposes) at the time of investment in equity
                                                       securities of U.S. REITs, foreign entities with
                                                       tax-transparent structures similar to REITs and U.S. and
                                                       foreign real estate operating companies. Equity securities include common stock, preferred stock and securities
                                                       convertible into common stock. The Fund will be invested in issuers located in at least three different countries,
                                                       including the United States.

HEALTH SCIENCES FUND                         1.15%     To seek long-term capital appreciation. Under normal market
T. Rowe Price Associates, Inc.                         conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in common
                                                       stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of
                                                       products or services related to health care, medicine, or
                                                       the life sciences.

INTERNATIONAL EQUITY INDEX FUND              0.56%     To seek the performance of a broad-based equity index of
SSgA Funds Management, Inc.                            foreign companies, primarily in developed countries and, to a lesser extent, in emerging market countries. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in securities listed in the Morgan
                                                       Stanley Capital International (MSCI(R)) All CountryWorld
                                                       Excluding U.S. Index.*

INTERNATIONAL OPPORTUNITIES FUND             0.99%     To seek long-term growth of capital. Under normal market
Marsico Capital Management, LLC                        conditions, the Fund invests at least 65% of its total
                                                       assets in common stocks of foreign companies that are
                                                       selected for their long-term growth potential. The Fund
                                                       invests in companies of any size throughout the world. The
                                                       Fund invests in issuers from at least three different
                                                       countries not including the U.S. The Fund invests in common stocks of companies operating in emerging markets.

INTERNATIONAL SMALL CAP FUND                 1.11%     To seek long-term capital appreciation. Under normal market
Templeton Investment Counsel, LLC                      conditions, the Fund will invest at least 80% of its net
                                                       assets (plus any borrowings for investment purposes) in
                                                       securities issued by foreign companies including emerging
                                                       markets that have total stock market capitalizations or
                                                       annual revenues of $4 billion or less.

INTERNATIONAL SMALL COMPANY FUND             1.11%     To seek long-term capital appreciation. Under normal market
Dimensional Fund Advisors Inc.                         conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowing for investment purposes) in securities of small cap companies in the particular markets in which
                                                       the Fund invests. The Fund will primarily invest its assets in equity securities of non-U.S. small companies of
                                                       developed markets but may also invest in emerging markets.

INTERNATIONAL VALUE FUND                     0.93%     To seek long-term growth of capital. Under normal market
Templeton Investment Counsel, Inc.                     conditions, the Fund invests at least 65% of its total
                                                       assets in equity securities of companies located outside the
                                                       U.S., including in emerging markets.

LARGE CAP FUND                               0.76%     To seek to maximize total return, consisting of capital
UBS Global Asset Management                            appreciation and current income. Under normal market
(Americas) Inc.                                        conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in equity
                                                       securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a
                                                       market capitalization range, at the time of investment,
                                                       equal to that of the Fund's benchmark, the Russell 1000
                                                       Index.*

LARGE CAP VALUE FUND                         0.86%     To seek long-term growth of capital. Under normal market
BlackRock Investment Management, LLC                   conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowing for investment purposes) in equity
                                                       securities of large cap companies. The Fund will seek to
                                                       achieve this objective by investing in a diversified
                                                       portfolio of equity securities of large cap companies
                                                       located in the U.S. The Fund will seek to outperform the
                                                       Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal
                                                       valuations.*

MANAGED FUND                                 0.79%     To seek income and long-term capital appreciation. Under
Grantham, Mayo, Van Otterloo & Co. LLC                 normal market conditions, the Fund invests primarily in a
and Declaration Management &                           diversified mix of: (a) common stocks of large
Research LLC                                           capitalization U.S. companies; and (b) bonds with an overall intermediate term average maturity.

MID CAP INDEX FUND                           0.51%     To seek to approximate the aggregate total return of a mid
MFC Global Investment Management                       cap U.S. domestic equity market index. Under normal market
(U.S.A.) Limited                                       conditions, the Fund invests at least 80% of it net assets
                                                       (plus any borrowings for investment purposes) in (a) the
                                                       common stocks that are included in the S&P 400 Index and (b)
                                                       securities (which may or may not be included in the S&P 400
                                                       Index) that MFC Global (U.S.A.) believes as a group will
                                                       behave in a manner similar to the index.*

MID CAP INTERSECTION FUND                    0.94%     To seek long-term growth of capital. Under normal market
Wellington Management Company, LLP                     conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in equity
                                                       securities of medium-sized companies with significant
                                                       capital appreciation potential. For the purposes of the
                                                       Fund, "medium-sized companies" are those with market
                                                       capitalizations, at the time of investment, within the
                                                       market capitalization range of companies represented in
                                                       either the Russell Midcap Index or the S&P Midcap 400
                                                       Index.*

MID CAP STOCK FUND                           0.88%     To seek long-term growth of capital. Under normal market
Wellington Management Company, LLP                     conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in equity
                                                       securities of medium-sized companies with significant
                                                       capital appreciation potential. For the purposes of the
                                                       Fund, "medium-sized companies" are those with market
                                                       capitalizations, at the time of investment, within the
                                                       collective market capitalization range of companies
                                                       represented in either the Russell Midcap Index or the S&P
                                                       Midcap 400 Index.*

MID CAP VALUE EQUITY FUND                    0.94%     To seek long-term growth of capital. Under normal market
RiverSource Investments, LLC                           conditions, the Fund invests at least 80% of its net assets
                                                       (including the amount of any borrowings for investment
                                                       purposes) in equity securities of medium-sized companies.
                                                       Medium-sized companies are those whose market
                                                       capitalizations, at the time of investment, fall within the range of the Russell Midcap Value Index.*

MID CAP VALUE FUND                           0.91%     To seek capital appreciation. Under normal market
Lord, Abbett & Co. LLC                                 conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market
                                                       capitalization range of companies in the Russell Midcap
                                                       Index. The Fund invests 65% of its total assets in equity
                                                       securities which it believes to be undervalued in the
                                                       marketplace.*

NATURAL RESOURCES FUND                       1.09%     To seek long-term total return. Under normal market
                                                       conditions, the Fund

Wellington Management Company, LLP                     will invest at least 80% of its net assets (plus any
                                                       borrowings for investment purposes) in equity and
                                                       equity-related securities of natural resource-related
                                                       companies worldwide, including emerging markets. Natural
                                                       resource-related companies include companies that own or
                                                       develop energy, metals, forest products and other natural
                                                       resources, or supply goods and services to such companies.

PACIFIC RIM FUND                             1.00%     To seek long-term growth of capital. Under normal market
MFC Global Investment Management                       conditions, the Fund invests at least 80% of its net assets
(U.S.A.) Limited                                       (plus any borrowings for investment purposes) in common
                                                       stocks and equity-related securities of established,
                                                       larger-capitalization non-U.S. companies located in the
                                                       Pacific Rim region, including emerging markets, that have
                                                       attractive long-term prospects for growth of capital.
                                                       Current income from dividends and interest will not be an
                                                       important consideration in the selection of Fund securities.

QUANTITATIVE ALL CAP FUND                    0.80%     To seek long-term growth of capital. Under normal market
MFC Global Investment Management                       conditions, the Fund invests at least 65% of its total
(U.S.A.) Limited                                       assets in equity securities of U.S. companies. The Fund will focus on equity securities of U.S. companies across the
                                                       three market capitalization ranges of large, mid and small.

QUANTITATIVE MID CAP FUND                    0.81%     To seek long-term capital growth. Under normal market
MFC Global Investment Management                       conditions, the Fund invests at least 80% of its net assets
(U.S.A.) Limited                                       (plus any borrowings for investment purposes) in U.S.
                                                       mid-cap stocks, convertible preferred stocks, convertible
                                                       bonds and warrants. U.S. mid-cap stocks are defined by
                                                       Morningstar. The Fund may also invest up to 20% of its
                                                       assets in large-cap stocks, convertible preferred stocks,
                                                       convertible bonds and warrants in an effort to reduce
                                                       overall Fund volatility and increase performance.

QUANTITATIVE VALUE FUND                      0.69%     To seek long-term capital appreciation. Under normal market
MFC Global Investment Management                       conditions, the Fund invests at least 65% of its total
(U.S.A.) Limited                                       assets in large-cap U.S. securities with the potential for long-term growth of capital.

REAL ESTATE EQUITY FUND                      0.87%     To seek long-term growth through a combination of capital
T. Rowe Price Associates, Inc.                         appreciation and current income. Under normal market
                                                       conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowing for investment purposes) in the equity securities of real estate companies. The definition of real estate companies is broad and includes those that derive at least 50% of revenues or profits from, or commit at least
                                                       50% of assets to, real estate activities.

REAL ESTATE SECURITIES FUND                  0.75%     To seek to achieve a combination of long-term capital
Deutsche Investment Management                         appreciation and current income. Under normal market
Americas, Inc.                                         conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in equity
                                                       securities of REITs and real estate companies. Equity
                                                       securities include common stock, preferred stock and
                                                       securities convertible into common stock.

SCIENCE & TECHNOLOGY FUND                    1.15%     To seek long-term growth of capital. Current income is
T. Rowe Price Associates, Inc. and RCM                 incidental to the Fund's objective. Under normal market
Capital Management LLC                                 conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the
                                                       development, advancement, and/or use of science and
                                                       technology. For purposes of satisfying this requirement,
                                                       common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

SMALL CAP FUND                               0.90%     To seek maximum capital appreciation consistent with
                                                       reasonable risk to

Independence Investments LLC                           principal. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for
                                                       investment purposes) in equity securities of small-cap
                                                       companies whose market capitalizations, at the time of
                                                       investment, do not exceed the greater of (a) $2 billion, (b)
                                                       the market capitalization of the companies in the Russell
                                                       2000 Index, and (c) the market capitalization of the
                                                       companies in the S&P Small Cap 600 Index.*

SMALL CAP GROWTH FUND                        1.17%     To seek long-term capital appreciation. Under normal market
Wellington Management Company, LLP                     conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the Fund, "small-cap
                                                       companies" are those with market capitalizations, at the
                                                       time of investment, not exceeding the maximum market
                                                       capitalization of any company represented in either the
                                                       Russell 2000 Index or the S&P Small Cap 600 Index.*

SMALL CAP INDEX FUND                         0.54%     To seek to approximate the aggregate total return of a small
MFC Global Investment Management                       cap U.S. domestic equity market index. Under normal market
(U.S.A.) Limited                                       conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in (a) the
                                                       common stocks that are included in the Russell 2000 Index
                                                       and (b) securities (which may or may not be included in the
                                                       Russell 2000 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index.*

SMALL CAP OPPORTUNITIES FUND                 1.04%     To seek long-term capital appreciation. Under normal market
Munder Capital Management                              conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in equity
                                                       securities of small-capitalization companies.
                                                       Small-capitalization companies are those companies with
                                                       market capitalizations, at the time of investment, within
                                                       the range of the companies in the Russell 2000 Index.*

SMALL CAP VALUE FUND                         1.17%     To seek long-term capital appreciation. Under normal market
Wellington Management Company, LLP                     conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various
                                                       measures and offer good prospects for capital appreciation.
                                                       For the purposes of the Fund, "small-cap companies" are
                                                       those with market capitalizations, at the time of
                                                       investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index or the S&P Small Cap 600 Index.*

SMALL COMPANY FUND                           1.20%     To seek long-term capital growth. Under normal market
American Century Investment                            conditions, the Fund invests at least 80% of its net assets
Management, Inc.                                       (plus any borrowing for investment purposes) in stocks of
                                                       U.S. companies that have market capitalizations, at the time of investment, not greater than that of the largest company in the S&P Small Cap 600 Index. *

SMALL COMPANY GROWTH FUND                    1.11%     To seek long-term growth of capital. Under normal market
AIM Capital Management, Inc.                           conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowing for investment purposes) in securities of small-capitalization companies. The Fund considers a
                                                       company to be a small-capitalization company if it has a
                                                       market capitalization, at the time of investment, no larger than the largest capitalized company included in the Russell
                                                       2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.*

SMALL COMPANY VALUE FUND                     1.01%     To seek long-term growth of capital. Under normal market
T. Rowe Price Associates, Inc.                         conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for

                                                       investment purposes) in companies with market
                                                       capitalizations, at the time of investment, that do not
                                                       exceed the maximum market capitalization of any security in the Russell 2000 Index. The Fund invests in small companies whose common stocks are believed to be undervalued.*

TOTAL STOCK MARKET INDEX FUND                0.56%     To seek to approximate the aggregate total return of a broad
MFC Global Investment Management                       U.S. domestic equity market index. Under normal market
(U.S.A.) Limited                                       conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in (a) the
                                                       common stocks that are included in the Dow Jones Wilshire
                                                       5000 Index and (b) securities (which may or may not be
                                                       included in the Dow Jones Wilshire 5000 Index) that MFC
                                                       Global (U.S.A.) believes as a group will behave in a manner similar to the index.*

U.S. GLOBAL LEADERS GROWTH FUND              0.72%     To seek long-term growth of capital. Under normal market
Sustainable Growth Advisers, L.P.                      conditions, the Fund invests least 80% of its net assets
                                                       (plus any borrowing for investment purposes) in stocks of
                                                       companies the subadviser regards, at the time of investment, as "U.S. Global Leaders." The Fund invests in common stocks of U.S. Global Leaders companies determined by the
                                                       subadviser to have a high degree of predictability and above average sustainable long-term growth.

U.S. MULTI SECTOR FUND                       0.80%     To seek long term capital appreciation. Under normal market
Grantham, Mayo, Van Otterloo                           conditions, the Fund invests at least 80% of its net assets
& Co. LLC                                              (plus any borrowing for investment purposes) in investments that are tied economically to the U.S. The Fund seeks to
                                                       achieve its objective by outperforming its benchmark, the
                                                       Russell 3000 Index. The Fund normally invests in securities in the Wilshire 5000 Equity Index, an independently
                                                       maintained and published equity index, which measures the
                                                       performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.*

UTILITIES FUND                               0.95%     To seek capital growth and current income (income above that
Massachusetts Financial Services Company               available from the Fund invested entirely in equity
                                                       securities). Under normal market conditions, the Fund
                                                       invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

VALUE & RESTRUCTURING FUND                   0.86%     To seek long-term capital appreciation. Under normal market
UST Advisers, Inc.                                     conditions, the Fund invests at least 65% of its total
                                                       assets in common stocks of U.S. and foreign companies whose share price, in the opinion of the subadviser, does not
                                                       reflect the economic value of the company's assets, but
                                                       where the subadviser believes restructuring efforts or
                                                       industry consolidation will serve to highlight the true
                                                       value of the company.

VALUE FUND                                   0.99%     To seek an above-average total return over a market cycle of
Morgan Stanley Investment Management                   three to five years, consistent with reasonable risk. Under
Inc. d/b/a Van Kampen                                  normal market conditions, the Fund invests in equity
                                                       securities of companies with capitalizations, at the time of investment, similar to the market capitalization of
                                                       companies in the Russell Midcap Value Index.*

VALUE OPPORTUNITIES FUND                     0.90%     To seek long-term capital growth. Under normal market
Grantham, Mayo, Van Otterloo & Co. LLC                 conditions, the Fund invests at least 80% of its assets in securities of small- and mid-cap companies and the Fund
                                                       seeks to achieve its objective by outperforming its
                                                       benchmark, the Russell 2500 Value Index. The Fund typically makes equity investments in U.S. companies that issue stock included in the

                                                       Russell 2500 Index, and in companies with similar market
                                                       capitalizations ("small- and mid-cap companies").*

VISTA FUND                                   0.97%     To seek long-term capital growth. Under normal market
American Century Investment                            conditions, the Fund invests in common stocks of companies
Management, Inc.                                       that are medium-sized and smaller at the time of purchase, but the Fund may purchase other types of securities as well.

EQUITY FUNDS -- JOHN HANCOCK FUNDS III

                                           ESTIMATED
                                            EXPENSE
FUND AND SUBADVISER(S)                       RATIO                      GOAL AND PRINCIPAL STRATEGY
----------------------                     ---------   ------------------------------------------------------------
ACTIVE VALUE FUND                            0.90%     To seek long-term capital growth by seeking to outperform
Grantham, Mayo, Van Otterloo & Co. LLC                 its benchmark, the Russell 1000 Value Index. The Fund
                                                       typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in
                                                       companies with size and value characteristics similar to
                                                       those of companies with stocks in the Index.*

GLOBAL FUND                                  1.17%     To seek to achieve high total return by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                 outperform its benchmark, the S&P/Citigroup Primary Market
                                                       Index World Growth Index. The Fund typically invests in a
                                                       diversified portfolio of equity investments from the world's developed markets.*

GROWTH FUND                                  0.90%     To seek long-term capital growth by seeking to outperform
Grantham, Mayo, Van Otterloo & Co. LLC                 its benchmark, the Russell 1000 Growth Index. The Fund
                                                       typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in
                                                       companies with size and growth characteristics similar to
                                                       those of companies with stocks in the Index.*

GROWTH OPPORTUNITIES FUND                    1.04%     To seek long-term capital growth by seeking to outperform
Grantham, Mayo, Van Otterloo & Co. LLC                 its benchmark, the Russell 2500 Growth Index. The Fund
                                                       typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies
                                                       ("small-cap companies"). The Fund normally invests at least
                                                       80% of its assets in investments in small-cap companies.*

INTERNATIONAL CORE FUND                      1.10%     To seek to achieve high total return by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                 outperform its benchmark, the MSCI EAFE Index. The Fund
                                                       normally invests 80% of its assets in equity securities and typically invests in a diversified mix of equity investments from developed markets outside the U.S.*

INTERNATIONAL GROWTH FUND                    1.10%     To seek to achieve high total return by seeking to
Grantham, Mayo, Van Otterloo & Co. LLC                 outperform its benchmark, the S&P/Citigroup Primary Market
                                                       Index Europe, Pacific, Asia Composite Growth Style Index.
                                                       The Fund typically invests in a diversified mix of equity
                                                       investments from developed markets outside the U.S.*

INTRINSIC VALUE FUND                         0.85%     To seek long-term capital growth by seeking to outperform
Grantham, Mayo, Van Otterloo & Co. LLC                 its benchmark, the Russell 1000 Value Index. The Fund
                                                       typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in
                                                       companies with size and growth characteristics similar to
                                                       those of companies with stocks in the Index.*

U.S. CORE FUND                               0.85%     To seek to achieve a high total return by outperforming its
Grantham, Mayo, Van Otterloo & Co. LLC                 benchmark, the S&P 500 Index. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger
                                                       capitalized U.S. companies to gain broad exposure to the
                                                       U.S. equity market.*

U.S. QUALITY EQUITY FUND                     0.85%     To seek to achieve a high total return by outperforming its
Grantham, Mayo, Van Otterloo & Co. LLC                 benchmark, the S&P 500 Index. The Fund normally invests at least 80% of its assets in investments tied economically to the U.S. and typically makes equity investments in larger
                                                       capitalized U.S. companies to gain broad exposure to the
                                                       U.S. equity market. The Fund typically holds between 40 and
                                                       80 stocks.*

VALUE OPPORTUNITIES FUND                     0.89%     To seek long-term capital growth by seeking to outperform
Grantham, Mayo, Van Otterloo & Co. LLC                 its benchmark, the Russell 2500 Value Index. The Fund
                                                       typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies
                                                       ("small-cap companies"). The Fund normally invests at least
                                                       80% of its assets in securities of small-cap companies.*

* "Lehman-Brothers Aggregate Bond(R)" is a trademark of Lehman Brothers, Inc., "S&P 400(R)," "S&P 500(R)," "S&P/Citigroup Primary Market Index(R)," "S&P Mid Cap 400(R)" and "S&P Small Cap 600(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)," "Russell 1000 Value(R)," "Russell 1000 Growth(R)," "Russell 2000(R)," "Russell 2000(R) Growth," "Russell 2500(R)," "Russell 2500 Value(R)," "Russell 2500 Growth(R)," "Russell 3000(R)," "Russell Midcap(R)," "Russell Midcap Growth(R)," "Russell 2000 Index(R)" and "Russell Midcap Value(R)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000(R)" and "Wilshire 5000 Equity Index(R)" are trademarks of Wilshire Associates. "MSCI All Country World ex-US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the funds is sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the funds.

FUND DETAILS

BUSINESS STRUCTURE

The description below states the basic business structure used by JHF II. The Fund is one fund of JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Fund.

The Trustees have the power to change the investment goal of the Fund without shareholder approval.

INVESTMENT ADVISER:      JOHN HANCOCK INVESTMENT MANAGEMENT      Manages the Fund's business and investment activities.
                         SERVICES, LLC
                         601 Congress Street
                         Boston, MA 02210-2805

SUBADVISER:              MFC GLOBAL INVESTMENT MANAGEMENT        Provides portfolio management to the Fund.
                         (U.S.A.) LIMITED
                         200 Bloor Street
                         East Toronto
                         Ontario, Canada M4W1ES

PRINCIPAL DISTRIBUTOR:   JOHN HANCOCK FUNDS, LLC                 Markets the Fund and distributes shares through selling
                                                                 brokers, financial planners and other financial
                                                                 representatives.

TRANSFER AGENT:          JOHN HANCOCK SIGNATURE SERVICES, INC.   Handles shareholder services, including recordkeeping
                                                                 and statements, distribution of dividends and
                                                                 processing of buy and sell requests.

CUSTODIAN:               STATE STREET BANK & TRUST CO.           Holds the Fund's assets, settles all portfolio trades
                         2 Avenue de Lafayette                   and collects most of the valuation data required for
                         Boston, MA 02111                        calculating the Fund's NAV.

MANAGEMENT FEE SCHEDULE

JHF II accrues and pays daily to the Adviser a management fee for the Fund. The management fee has two components: (a) a fee on assets invested in affiliated Funds ("Affiliated Fund Assets"); and (b) a fee on assets not invested in Affiliated Funds ("Other Assets"). Affiliated Funds are any Fund of JHF II and JHF III.

The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of the Fund and the Retirement Rising Distribution Portfolio and determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of the Fund.

FEE TABLE FOR AFFILIATED FUND ASSETS

    FIRST       EXCESS OVER
$500 MILLION   $500 MILLION
------------   ------------
    0.06%          0.05%

The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the Fund and the Retirement Rising Distribution Portfolio determined in accordance with the following schedule and that rate is applied to the Other Assets of the Fund.

FEE TABLE FOR OTHER ASSETS

    FIRST       EXCESS OVER
$500 MILLION   $500 MILLION
------------   ------------
    0.51%          0.50%

BUSINESS STRUCTURE

THE ADVISER

John Hancock Investment Management Services, LLC is the investment adviser to JHF II. The Adviser administers the business and affairs of JHF II and retains and compensates an investment subadviser to manage the assets of the Fund.

The Adviser and the subadviser to the Fund are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

THE SUBADVISER

MFC Global (U.S.A.) is the subadviser to the Fund. MFC Global (U.S.A.) provides investment advisory services to individual and institutional investors and is a wholly owned subsidiary of MFC.

The subadviser is compensated by the Adviser, and not by the Fund.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for the Fund or change the terms of a subadvisory agreement without obtaining shareholder approval. As a result, JHF II is able from time to time to change Fund subadvisers or the fees paid to subadvisers without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

ADVISORY AND SUBADVISORY CONTRACTS

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory contracts of the Fund will be available in the Fund's semiannual report to shareholders for the six months ending February 28, 2008.

MANAGEMENT BIOGRAPHIES

Below is information about the portfolio managers for the Fund, including a brief summary of their business careers over the past five years. The portfolio managers operate as a team and no one person has been designated the lead portfolio manager. Investment decisions are made by the team and not by any one portfolio manager individually. Appendix C of the SAI includes information about each portfolio manager, including information about his or her compensation, accounts he or she manages other than the Fund and his or her ownership of Fund shares, if any.

- Barry Evans. Mr. Evans has been a portfolio manager of the Fund since January 2008 and joined John Hancock Advisers, an affiliate of MFC Global (U.S.A.) in 1986; and is President and Chief Operating Officer of MFC Global (U.S.) with responsibility for all U.S. and international fixed income strategies managed by the firm.

- Steve Orlich. Mr. Orlich has been a portfolio manager of the Fund since January 2008, joined MFC Global (U.S.A.) in 1998 and is Vice President and Senior Portfolio Manager, Asset Allocation.

- Demetrius Schetakis. Mr. Schetakis has been a portfolio manager of the Fund since January 2008 and is the lead manager of the team for the Lifecycle Retirement Portfolio. Mr. Schetakis joined MFC Global (U.S.A.) in June 2007 and has worked in the investment field since 1985. Prior to his current position, he worked at the Caisse de depot et placement du Quebec for five years, where he managed U.S. equities and a market neutral hedge fund.

- Mark Schmeer. Mr. Schmeer has been a portfolio manager of the Fund since January 2008, joined MFC Global (U.S.A.) in 1995 and is Senior Vice President and Managing Director, North American Equities for MFC Global (U.S.A.) as well as Chief Investment Officer of MFC Global (U.S.).

- Scott Warlow. Mr. Warlow has been a portfolio manager of the Fund since January 2008, joined MFC Global (U.S.A.) in 2002; is an Assistant Vice President and Portfolio Manager, Asset Allocation Portfolios; and is responsible for strategic asset allocations, style analysis of fund managers, and developing methods and models for tactical asset allocation.

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information on all aspects of the Fund. The SAI includes a summary of JHF II's policy regarding disclosure of its portfolio holdings as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

TO REQUEST A FREE COPY OF THE CURRENT PROSPECTUS, ANNUAL/SEMI-ANNUAL REPORT OR THE SAI, TO REQUEST OTHER INFORMATION OR TO MAKE SHAREHOLDER INQUIRIES, PLEASE CONTACT JOHN HANCOCK:

BY MAIL: Mutual Fund Operations
John Hancock Signature Services, Inc.
PO Box 9510
Portsmouth, NH 03802-9510

BY PHONE: 1-800-225-5291
BY EASI-LINE: 1-800-338-8080
BY TDD: 1-800-554-6713
ON THE INTERNET: www.jhfunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS FROM THE SEC:

BY MAIL: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

IN PERSON: at the SEC's Public Reference Room in Washington, D.C.
For access to the Reference Room call 202-551-8090

BY ELECTRONIC REQUEST: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov
1940 Act File No. 811-21779

(C)2007 JOHN HANCOCK FUNDS, LLC

JOHN HANCOCK FUNDS, LLC
MEMBER FINRA
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

NOW AVAILABLE: ELECTRONIC DELIVERY
www.jhfunds.com/edelivery

                              JOHN HANCOCK FUNDS II

                                                                    John Hancock
                                        Retirement Rising Distribution Portfolio

                                                                  Class A Shares

THE INFORMATION IN THIS PROSPECTUS IS INCOMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES, AND WE ARE NOT SOLICITING TO BUY THESE SECURITIES, IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

Prospectus
12.26.2007

As with all mutual funds, the SEC has not approved or disapproved this fund or determined whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.

                                    Contents

OVERVIEW...................................................................    3
RETIREMENT RISING DISTRIBUTION PORTFOLIO...................................    3
YOUR ACCOUNT...............................................................    9
   How sales charges are calculated........................................   10
   Sales charge reductions and waivers.....................................   11
   Opening an account......................................................   13
   Buying shares...........................................................   13
   Selling shares..........................................................   15
   Transaction policies....................................................   17
   Distributions and account policies......................................   20
   Additional investor services............................................   22
INFORMATION ABOUT THE UNDERLYING FUNDS.....................................   23
FUND DETAILS...............................................................   42
   Business structure......................................................   42
   Management biographies..................................................   43
FOR MORE INFORMATION.......................................................   45

                                    OVERVIEW

This prospectus provides information about the Retirement Rising Distribution Portfolio (the "Fund"), which is a fund of John Hancock Funds II ("JHF II"). The Fund is a "fund of funds" that currently invests in a number of other funds of JHF II and John Hancock Funds III ("JHF III") and may also invest in other funds for which the fund's investment adviser or any of its affiliates serves as investment adviser (collectively with the JHF II funds and the JHF III funds, each referred to as "Affiliated Underlying Funds"). The Fund may also invest in funds where the adviser is not the same as, or affiliated with, the adviser to the Fund including exchange traded funds (ETFs) ("Nonaffiliated Underlying Funds"). (Collectively, Affiliated Underlying Funds and Nonaffiliated Underlying Funds are referred to as "Underlying Funds"). In addition, the Fund may invest in securities and certain derivative instruments directly. The Fund seeks to provide a stated, targeted (non-guaranteed) quarterly distributions. Distributions are not guaranteed and may include, at times, a return of capital (i.e., a return of your original investment).

The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the "1940 Act").

This prospectus relates to the Class A shares of the Fund.

RISKS OF MUTUAL FUNDS

Mutual funds such as the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Because you could lose money by investing in this Fund, be sure to read all risk disclosure carefully before investing.

                    RETIREMENT RISING DISTRIBUTION PORTFOLIO

GOAL AND STRATEGY

The Fund seeks to provide a stated, targeted (non-guaranteed) quarterly distribution. As a secondary objective the Fund seeks capital appreciation. This investment objective is nonfundamental which means that it can be changed by the Board of Trustees of the Fund without shareholder approval.

The Fund is designed for investors seeking a modest level of distributions that have the potential to increase with inflation and the potential for modest capital appreciation over the long term.

The initial targeted annual distribution rate is $0.40 per share. The Fund intends to increase the distribution rate annually by the rate of inflation ("Rate of Inflation") as measured by the average annual change in the Consumer Price Index (All Urban Consumers) over the prior three year period ended on December 31 of each year. For example, if the Rate of Inflation is 3%, then the annual distribution rate will be increased 3% from $0.40 per share to $0.412 per share. The annual increase in the distribution rate will be reflected in the first quarterly distribution each year.

This distribution rate, including the annual increase by the Rate of Inflation, is not guaranteed and may be decreased or increased in the future. Possible reasons for changing the annual distribution rate include, but are not limited to, changes in market returns (both positive and negative) and the reinvestment of Excess Distributions as described under "Excess Distributions and Reduction of Target Distributions Per Share" below. The prospectus will be supplemented when the distribution rate is changed. The current distribution rate is available at jhfunds.com.

The Fund may not have sufficient income from dividends, interest and capital gains to pay the targeted distribution rate. Therefore, the Fund's policy of paying consistent distributions may result in a return of capital to shareholders (i.e., a shareholder would receive a portion of his or her investment back in the form of distributions). For further information on return of capital, see "Distributions and Account Policies - Return of Capital." The Fund's payout ratio (the distribution rate divided by the Fund's net asset value ("NAV") per share) will change each time the NAV of the Fund changes (which is usually daily). For example, the initial payout ratio will be 4% assuming the initial NAV is $10 per share ($0.40 divided by $10). However, if the NAV increases to $10.50 per share, then the payout ratio decreases to 3.81% ($0.40 divided by $10.50). If the NAV decreases to $9.50 per share, then the payout ratio increases to 4.21% ($0.40 divided by $9.50). Since the payout ratio varies daily, see "Your Account - How to Calculate Your Initial Investment" below to determine the number of shares you should purchase in order to receive a specific distribution amount. The distribution rate is not guaranteed and may be decreased or increased in the future.

You should avoid purchasing Fund shares shortly before the Fund makes a distribution because doing so can increase your taxes. This is known as "buying a dividend." For example, on December 15th, you invest $5,000, buying 500 shares at $10 per share. If the Fund pays a distribution of $1 per share on December 16th, its share price will drop to $9 (not counting market change). While you would still have $5,000 (500 shares x $9 = $4,500 plus $500 in distributions ($500 shares x $1 = $500), you owe tax on the $500 distribution, even if you reinvest the distribution in additional shares.

Although the Fund seeks capital appreciation as a secondary objective, the Fund is not designed for significant wealth accumulation and is primarily intended to provide for DISTRIBUTION OF ASSETS over the long-term.

The Fund may close to new investors and to additional investment by existing shareholders if the Fund determines that such further investment will result in the Fund being less likely to meet its investment objective.

The Fund is a "fund of funds" that invests in a number of Underlying Funds as well as directly in securities and in certain derivative instruments. The subadviser to the Fund, MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)"), allocates the assets of the Fund among the Underlying Funds and other investments according to an asset allocation strategy that seeks to achieve the Fund's investment objective.

UNDERLYING FUNDS

The Underlying Funds in which the Fund invests will change over time in response to changes in the value of the Fund.

The Underlying Funds as a group hold a wide range of equity type securities in their portfolios. These include small-, mid- and large-capitalization stocks, domestic and foreign securities (including emerging market securities) and sector holdings such as utilities and science and technology stocks. Each of the Underlying Funds has its own investment strategy that, for example, may focus on growth stocks or value stocks or may employ a strategy combining growth and income stocks and/or may invest in derivatives such as options on securities and futures contracts. Certain of the Underlying Funds in which the Fund invests focus their investment strategy on fixed income securities, which may include investment grade and below investment grade debt securities with maturities that range from short to longer term. The underlying fixed income funds collectively hold various types of debt instruments such as corporate bonds and mortgage backed, government issued, domestic and international securities. See "Information about the Underlying Funds" for a brief description of the goal and strategy of the Underlying Funds and information about the risks of investing in Underlying Funds.

See "Information about the Underlying Funds" for a brief description of the goal and strategy of the Underlying Funds and information about the risks of investing in Underlying Funds. The Fund may invest in Underlying Funds that are not funds of JHF II and Nonaffiliated Underlying Funds including ETFs.

OTHER PERMITTED INVESTMENTS

The Fund may also directly:

-    Purchase U.S. government securities and short-term paper.

- Purchase shares of other registered open-end investment companies (and registered unit investment trusts) within the same "group of investment companies" as that term is defined in Section 12 of the 1940 Act.

- Purchase shares of other registered open-end investment companies (and registered unit investment trusts) where the adviser is not the same as, or affiliated with, the adviser to the Fund, including exchange traded funds ("ETFs").

-    Purchase domestic and foreign equity and fixed-income securities.

- Invest in equity securities, which may include common and preferred stocks of large-, medium- and small-capitalization companies in both developed (including the U.S.) and emerging markets.

- Invest in fixed-income securities, which may include debt securities of governments throughout the world (including the U.S.), their agencies and instrumentalities, debt securities of corporations and supranationals, inflation protected securities, convertible bonds, mortgaged-backed securities, asset-backed securities and collateralized debt securities. Investments in fixed-income securities may include securities of issuers in both developed (including the U.S.) and emerging markets and may include fixed-income securities rated below investment grade.

- Purchase securities of registered closed-end investment companies that are part of the same "group of investment companies" as that term is defined in
     Section 12 of the 1940 Act.

- Invest up to 15% of its net assets in illiquid securities of such entities as limited partnerships and other pooled investment vehicles such as hedge funds.

- Make short sales of securities (borrow and sell securities not owned by the Fund), either to realize appreciation when a security that it do not own declines in value or as a hedge against potential declines in the value of a security of the Fund.

- Invest in publicly traded partnerships, including publicly traded partnerships that invest principally in commodities or commodities-linked derivatives.

The Fund may use various investment strategies referred to under "Hedging and Other Strategic Transactions" in the prospectus and the Fund's Statement of Additional Information ("SAI") such as hedging and other related transactions. For example, the Fund may use derivative instruments (such as options, futures and swaps) for hedging purposes, including hedging various market risks and managing the effective maturity or duration of debt instruments held by the Fund. In addition, these strategies may be used to gain exposure to a particular securities market. The Fund also may purchase and sell commodities and may enter into swap contracts and other commodity-linked derivative instruments including those linked to physical commodities. Please refer to "Hedging and Other Strategic Transactions" in both the prospectus (under "Information about the Underlying Funds") and the SAI.

TEMPORARY DEFENSIVE INVESTING

The Fund may invest up to 100% of its assets in cash or money market instruments for the purpose of:

-    meeting redemption requests,

-    making other anticipated cash payments, or

- protecting the Fund in the event the subadviser determines that market or economic conditions warrant a defensive posture.

To the extent the Fund is in a defensive position, its ability to achieve its investment objective will be limited.

MANAGEMENT OF THE FUND

Subject to the limitations described above, the Fund may at any time invest any percentage of its assets in any of the different investments described above. The subadviser may from time to time adjust the percentage of assets invested in any specific investment held by the Fund. Such adjustments may be made, for example, to increase or decrease the Fund's holdings of a particular asset class, to adjust portfolio quality or the duration of fixed income securities or to increase or reduce the percent of the Fund's assets subject to the management of a particular Underlying Fund. In addition, changes may be made to reflect fundamental changes in the investment environment.

PAST PERFORMANCE

This section normally shows how the Fund's total return has varied from year to year, along with a broad-based market index for reference. Because the Fund has less than one calendar year of performance as of the date of this prospectus, there is no past performance to report.

PRINCIPAL RISKS

An investment in the Fund, like any investment, has risks. The value of the Fund will fluctuate, and you could lose money on your investment.

- Neither the Fund nor John Hancock Investment Management Services, LLC, the Fund's investment adviser (the "Adviser") can offer any assurance that the Fund will be able to make its target distributions. Market performance, both positive and negative, may impact the ability of the Fund to make its target distribution. The Fund may decrease (and under certain circumstances, increase) the target distribution rate for any reason, including both positive and negative market performance.

- If, at any time, the Fund does not anticipate that it will have sufficient assets to make its targeted distributions, the Board of Trustees may, without shareholder approval, elect to distribute the Fund's remaining assets and terminate the Fund.

- The Fund intends to make its target distribution each year, whether or not the Fund realizes income sufficient to pay these distributions. To the extent that income is insufficient to fund the targeted distributions, the Fund may distribute a portion of invested capital as a return of capital. Return of capital is a return of a portion of your original investment. This means you will receive a portion of your investment back as part or all of the distribution. A return of capital is not taxed at the time of distribution but reduces a shareholder's cost (tax) basis in his or her shares of the Fund, thereby increasing such shareholder's potential gain (or reducing his or her potential loss) on the future sale of shares of the Fund. Any return of capital in excess of a shareholder's cost basis in his or her shares of the Fund will be treated as gain from the sale or exchange of those shares. Substantial return of capital may decrease the likelihood of the Fund achieving its secondary goal of capital appreciation and will reduce the amount of assets of the Fund available for investment thereby decreasing the likelihood that the Fund will in the future have sufficient assets to make its target distribution. Given the Fund's policy to have a stated, targeted distribution, it is possible for the Fund to suffer substantial investment losses and then pay a distribution thereby reducing its assets even further.

- If investment performance is substantially below expectations such that even a very conservative asset allocation appears unlikely to meet the Fund's primary objective of paying the stated target distribution, the Fund may shift into an asset allocation with higher risk and higher potential for return to increase the likelihood that the Fund can make its target distribution.

- Fund of Funds Risk. The Fund's ability to achieve its investment objective will depend largely on the ability of MFC Global (U.S.A.) to select the appropriate mix of Underlying Funds and other investments. In addition, achieving the Fund's objective will depend on the performance of the Underlying Funds, which depends on the Underlying Funds' ability to meet their investment objectives. There can be no assurance that either the Fund or the Underlying Funds will achieve their investment objectives.

- Investment company securities risk. The Fund bears its own expenses and indirectly bearS its proportionate share of expenses of the Underlying Funds in which it invests.

- Non-diversification risk. Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. The Fund is not "diversified" within the meaning of the 1940 Act. This means that the Fund is allowed to invest in the securities of a relatively small number of issuers with greater concentrations of risk. As a result, credit, market and other risks associated with the Fund's investment strategies or techniques may be more pronounced for this Fund than for funds that are "diversified." Although the Fund is non-diversified, the risks associated with non-diversification are lower for the Fund because it allocates its assets among multiple Underlying Funds.

- The Fund is subject to the same risks as the Underlying Funds in which it invests. The Fund invests in Underlying Funds that invest in fixed income securities (including in some cases high yield securities) and equity securities, including foreign securities and engage in hedging and other strategic transactions. To the extent the Fund invests in these securities directly or engages in hedging and other strategic transactions, the Fund will be subject to the same risks.

- Interest Rate Risk. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of fixed income securities generally will increase. Conversely, when interest rates rise, the market value of fixed income securities will generally decrease. The longer the remaining maturity of instruments held by the Underlying Funds, the more sensitive the Fund is to interest rate risk.

- Credit Risk. Fixed income securities or bonds are subject to the risk that the issuer will not repay all or part of the principal borrowed and will not make all interest payments. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Underlying Funds may be affected by unfavorable political, economic or government developments that could affect the repayment of principal or the payment of interest.

- High Yield Securities Risk. Fixed income securities that are not investment grade are commonly referred to as high yield securities or "junk bonds." These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

- Equity Securities Risk. Stock markets are volatile, and the price of equity securities such as common and preferred stocks (and their equivalents) will fluctuate. The value of equity securities purchased by the Underlying Funds could decline if the financial condition of the companies in which they invest decline or if overall market and economic conditions deteriorate.

- Small and Medium Sized Companies. Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities.

- Foreign Securities Risk. Foreign securities involve special risks, including potentially unfavorable currency exchange rates, limited government regulation (including less stringent investor protection and disclosure standards) and exposure to possible economic, political and social instability.

- Funds that invest a significant portion of their assets in securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries.

- Hedging and Other Strategic Transactions. These transactions (derivatives) could involve a loss to the Fund if the transaction is not successful and may involve a small investment of cash relative to the magnitude of the risks assumed. Certain of these transactions also have the risk of loss if the counterparty does not perform as promised. Hedging and Other Strategic Transaction may include short sales of securities. This means a Fund may sell a security that it does not own in anticipation of a decline in the market value of the security. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security.

For a more complete description of these risks, see "Information about the Underlying Funds -- Risks of Investing in Underlying Funds."

OTHER IMPORTANT CONSIDERATIONS

If you are purchasing shares of the Fund in an IRA account, special considerations apply. See "Retirement plans" below.

SUBADVISER

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LLC ("MFC GLOBAL (U.S.A.)")

FUND CODES

CLASS A
Ticker    --
CUSIP     47804A 429

SHAREHOLDER TRANSACTION EXPENSES(1)                              CLASS A
Maximum front-end sales charge (load) on purchases as a % of
   purchase price                                                  5.00%
Maximum deferred sales charge (load) as a % of purchase or
   sale price, whichever is less                                 none(2)

ANNUAL OPERATING EXPENSES(3)                                     CLASS A
Management fee(4)                                                  0.11%
Distribution and service (Rule 12b-1) fees                         0.30%
Other expenses                                                     0.44%
Acquired Fund Fees and Expenses                                    0.70%
Total Fund expenses(5)                                             1.55%
Contractual expense reimbursement (at least until 12-31-08)(6)     0.30%
Net Fund operating expenses                                        1.25%

(1)  A $4.00 fee will be charged for wire redemptions.

(2) Except for investments of $1 million or more; see "How sales charges are calculated."

(3)  Based on estimated expenses for the current fiscal year.

(4) The Management Fee has two components: (a) a fee on assets invested in Affiliated Underlying Funds, and (b) a fee on assets invested in instruments other than Affiliated Underlying Funds (other assets). It is currently anticipated that approximately 90% of the assets of the Fund will be invested in Affiliated Underlying Funds, although this allocation may change in the future. See "Fund details -- management fee" for further information.

(5) The "Total Fund expenses" include fees and expenses incurred indirectly by the Fund as a result of its investment in other investment companies (e.g. Underlying Funds) (each, an "Acquired Fund"). The Total Fund annual expenses shown may not correlate to the Fund's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Fund Fees and Expenses. Acquired Fund Fees and Expenses are estimated, not actual, amounts based on the Fund's current fiscal year.

(6) The Adviser has contractually agreed to reimburse certain Portfolio level expenses (excluding management fees, Underlying Fund expenses, Rule 12b-1 fees, transfer agency fees, printing and postage, blue sky, taxes, Portfolio brokerage commissions, interest, litigation and indemnification expenses, other extraordinary expenses not incurred in the ordinary course of the Portfolio's business, and fees under any agreement or plans of the Portfolio dealing with services for shareholders and others with beneficial interests in shares of the Portfolio) that exceed 0.09% of the average annual net assets. The Adviser has also agreed to a contractual expense limit on Class A specific expenses (which include 12b-1, transfer agent, service fees, blue sky, and printing and postage) of 0.35%. These expense reimbursements shall continue in effect until December 31, 2008 and thereafter until terminated by the Adviser on notice to JHF II

The hypothetical example below shows what your expenses would be after the contractual expense reimbursements (first year only) if you invested $10,000 over the time periods indicated, assuming you reinvested all distributions and that the average annual return was 5%. The example is for comparison only, and does not represent the Fund's actual expenses and returns, either past or future.

EXPENSES   YEAR 1   YEAR 3
--------   ------   ------
Class A     $127     $459

YOUR ACCOUNT

HOW TO CALCULATE YOUR INITIAL INVESTMENT

To determine your initial investment amount, first determine the initial annual distribution amount that you wish to receive. Next, divide that amount by the per share annual target distribution rate of the Fund to determine the number of shares you should purchase. Multiply the number of shares by the current NAV per share to determine your initial net investment amount after the payment of any front end sales charge.

The following example illustrates how to determine your initial investment amount based on the desired initial annual distribution amount. The example assumes the targeted distribution rate is $0.40 and the NAV per share is $10:

If the annual distribution you wish to receive is $30,000, then divide $30,000 by the distribution rate per share ($0.40) to obtain the number of shares you need to purchase (75,000); and then multiply the number of shares (75,000) by the current NAV ($10), to obtain the net amount to be invested after payment of any front end sales charge, ($750,000).

In the example above, you would need to invest $750,000 in order to receive an initial annual distribution of $30,000.

THE AMOUNT YOU WILL NEED TO INVEST TO RECEIVE A DESIRED INITIAL ANNUAL DISTRIBUTION WILL VARY DEPENDING ON THE DISTRIBUTION RATE AND THE NAV PER SHARE AND WILL BE DIFFERENT FROM THE EXAMPLE ABOVE. PLEASE NOTE THAT THE FUND INTENDS TO INCREASE THE DISTRIBUTION RATE EACH YEAR BASED ON THE RATE OF INFLATION WHICH WILL INCREASE YOUR SUBSEQUENT ANNUAL DISTRIBUTIONS.

ONLY CLASS A SHARES ARE AVAILABLE.

Class A shares have:

- A front-end sales charge, as described in the section "How sales charges are calculated."

-    Distribution and service (Rule 12b-1) fees of 0.30%.

12B-1 FEES

Rule 12b-1 fees will be accrued and paid daily to the Fund's distributor, John Hancock Funds, LLC (the "Distributor"), and may be used by the Distributor for expenses relating to the distribution of, and shareholder or administrative services for holders of, the shares of the class and for the payment of "service fees" that come within Rule 2830(d)(5) of the Conduct Rules of the Financial Industry Regulatory Authority (formerly the National Association of Securities Dealers).

Because Rule 12b-1 fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Other classes of shares of the Fund, which have their own expense structure, may be offered in separate prospectuses.

Your broker-dealer or agent may charge you a fee to effect transactions in Fund shares.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES

Shares of the Fund are primarily sold through financial intermediaries (firms), such as brokers, banks, registered investment advisers, financial planners and retirement plan administrators. These firms may be compensated for selling shares of the Fund in two principal ways:

-    directly, by the payment of sales commissions, if any;

-    indirectly, as a result of the Fund paying Rule 12b-1 fees.

Certain firms may request, and the Distributor may agree to make, payments in addition to sales commissions and Rule 12b-1 fees out of the Distributor's own resources. These additional payments are sometimes referred to as "revenue sharing." These payments assist in the Distributor's efforts to promote the sale of the Fund's shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation, and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the Fund and that are willing to cooperate with the Distributor's promotional efforts.

The Distributor hopes to benefit from revenue sharing by increasing the Fund's net assets, which, as well as benefiting the Fund, would result in additional management and other fees for Adviser and its affiliates. In consideration for revenue sharing, a firm may feature the Fund in its sales system or give preferential access to members of its sales force or management. In addition, the firm may agree to participate in the Distributor's marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue-sharing payments to offset costs incurred by the firm in servicing its clients who have invested in the Fund, the intermediary may earn a profit on these payments. Revenue-sharing payments may provide your firm with an incentive to favor the Fund.

The SAI discusses the Distributor's revenue-sharing arrangements in more detail. Your intermediary may charge you additional fees other than those disclosed in this prospectus. You can ask your firm about any payments it receives from the Distributor or the Fund, as well as about fees and/or commissions it charges.

The Distributor, the Adviser and their affiliates may have other relationships with your firm relating to the provisions of services to the Fund, such as providing omnibus account services, transaction-processing services or effecting portfolio transactions for the Fund. If your intermediary provides these services, the Adviser or the Fund may compensate the intermediary for these services. In addition, your intermediary may have other compensated relationships with the Adviser or its affiliates that are not related to the Fund.

How sales charges are calculated

CLASS A Sales charges are as follows:

CLASS A SALES CHARGES

                         AS A % OF      AS A % OF YOUR
YOUR INVESTMENT       OFFERING PRICE*     INVESTMENT
---------------       ---------------   --------------
Up to $49,999              5.00%             5.26%
$50,000 - $99,999          4.50%             4.71%
$100,000 - $249,999        3.50%             3.63%
$250,000 - $499,999        2.50%             2.56%
$500,000 - $999,999        2.00%             2.04%
$1,000,000 and over      See below

*    Offering price is the NAV plus any initial sales charge.

You may qualify for a reduced Class A sales charge if you own or are purchasing Class A, Class B, Class C, all Class R shares, or Class I shares of John Hancock mutual funds. TO RECEIVE THE REDUCED SALES CHARGE, YOU MUST TELL YOUR BROKER OR FINANCIAL REPRESENTATIVE AT THE TIME YOU PURCHASE THE FUND'S CLASS A SHARES ABOUT ANY OTHER JOHN HANCOCK MUTUAL FUNDS HELD BY YOU, YOUR SPOUSE OR YOUR CHILDREN UNDER THE AGE OF 21 LIVING IN THE SAME HOUSEHOLD. This includes investments held in a retirement account, an employee benefit plan or with a broker or financial adviser other than the one handling your current purchase. John Hancock will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. You may need to provide documentation for these accounts, such as an account statement. For more information about these reduced sales charges, you may visit the Fund's Web site at www.jhfunds.com. You may also consult your broker or financial adviser or refer to the section entitled "Initial Sales Charge on Class A Shares" in the Fund's SAI. You may request an SAI from your broker or financial adviser, access the Fund's Web site at www.jhfunds.com or call Signature Services at 1-800-225-5291.

INVESTMENTS OF $1 MILLION OR MORE

Class A shares are available with no front-end sales charge on investments of $1 million or more. There is a contingent deferred sales charge "CDSC") on any Class A shares upon which a commission or finder's fee was paid that are sold within one year of purchase, as follows:

CLASS A DEFERRED CHARGES ON $1 MILLION+ INVESTMENTS

                             CDSC ON SHARES BEING
YOUR INVESTMENT                      SOLD
--------------               --------------------
First $1M - $4,999,999              1.00%
Next $1 - $5M above that            0.50%
Next $1 or more above that          0.25%

For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month.

The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on shares you acquired by reinvesting your dividends. To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC.

For purposes of these CDSCs, all purchases made during a calendar month are counted as having been made on the first day of that month.

To keep your CDSC as low as possible, each time you place a request to sell shares, we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares to meet your request, we will sell those shares that have the lowest CDSC.

Sales charge reductions and waivers

REDUCING YOUR CLASS A SALES CHARGES

There are several ways you can combine multiple purchases of Class A shares of John Hancock funds to take advantage of the breakpoints in the sales charge schedule. The first three ways can be combined in any manner.

- Accumulation Privilege -- lets you add the value of any class of shares of any John Hancock fund you already own to the amount of your next Class A investment for purposes of calculating the sales charge. However, Class A shares of money market funds will not qualify unless you have already paid a sales charge on those shares.

- Letter of Intention -- lets you purchase Class A shares of a fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. You can use a Letter of Intention to qualify for reduced sales charges if you plan to invest at least $50,000 in a fund's Class A shares during the next 13 months. The calculation of this amount would include accumulations and combinations, as well as your current holdings of all classes of John Hancock funds, which includes any reinvestment of dividends and capital gains distributions. However, Class A shares of money market funds will be excluded unless you have already paid a sales charge. When you sign this letter, the Fund agrees to charge you the reduced sales charges. Completing a Letter of Intention does not obligate you to purchase additional shares. However, if you do not buy enough shares to qualify for the lower sales charges by the earlier of the end of the 13-month period or when you sell your shares, your sales charges will be recalculated to reflect your actual purchase level. Also available for individual retirement plan investors is a 48-month Letter of Intention, described in the SAI.

- Combination Privilege -- lets you combine shares of all funds for purposes of calculating the Class A sales charge.

TO UTILIZE ANY REDUCTION YOU MUST: COMPLETE THE APPROPRIATE SECTION OF YOUR APPLICATION, OR CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

GROUP INVESTMENT PROGRAM

A group may be treated as a single purchaser under the accumulation and combination privileges. Each investor has an individual account, but the group's investments are lumped together for sales charge purposes, making the investors potentially eligible for reduced sales charges. There is no charge or obligation to invest (although initial investments per account opened must satisfy minimum initial investment requirements specified in the section entitled "Opening an account"), and individual investors may close their accounts at any time.

TO UTILIZE THIS PROGRAM YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES TO FIND OUT HOW TO QUALIFY. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

CDSC WAIVERS

As long as Signature Services is notified at the time you sell, the CDSC for each share class will generally be waived in the following cases:

-    to make payments through certain systematic withdrawal plans

- certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutions(SM) programs

-    redemptions pursuant to a fund's right to liquidate an account less than
     $1,000

- redemptions of Class A shares made after one year from the inception of a retirement plan at John Hancock

-    to make certain distributions from a retirement plan

-    because of shareholder death or disability

TO UTILIZE A WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

REINSTATEMENT PRIVILEGE

If you sell shares of a John Hancock fund, you may reinvest some or all of the proceeds back into the same share class of the same John Hancock fund and account from which it was removed within 120 days without a sales charge, as long as Signature Services or your financial representative is notified before you reinvest. If you paid a CDSC when you sold your shares, you will be credited with the amount of the CDSC.

TO UTILIZE THIS PRIVILEGE YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES.

WAIVERS FOR CERTAIN INVESTORS

Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including:

- selling brokers and their employees and sales representatives (and their Immediate Family, as defined in the SAI)

- financial representatives utilizing fund shares in fee-based or wrap investment products under a signed fee-based or wrap agreement with the Distributor

- Fund trustees and other individuals who are affiliated with these or other John Hancock funds (and their Immediate Family, as defined in the SAI)

- individuals transferring assets held in a SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to an IRA

- individuals converting assets held in an IRA, SIMPLE IRA, SEP or SAR-SEP invested in John Hancock funds directly to a ROTH IRA

- individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SAR-SEP or SIMPLE IRA invested in John Hancock funds back to the original account type from which it was converted

- participants in certain 529 plans that have a signed agreement with the Distributor (one-year CDSC may apply)

- participants in certain retirement plans with at least 100 eligible employees (one-year CDSC applies)

- certain retirement plans participating in Merrill Lynch, The Princeton Retirement Group, Inc., or PruSolutionsSM programs

TO UTILIZE A WAIVER YOU MUST: CONTACT YOUR FINANCIAL REPRESENTATIVE OR SIGNATURE SERVICES. CONSULT THE SAI FOR ADDITIONAL DETAILS (SEE THE BACK COVER OF THIS PROSPECTUS).

OTHER WAIVERS

Front-end sales charges and CDSCs are not imposed in connection with the following transactions:

- exchanges from one John Hancock fund to the same class of any other John Hancock fund (see "Transaction policies" in this prospectus for additional details)

- dividend reinvestments (see "Distributions and account policies" in this prospectus for additional details)

Opening an account

1    Read this prospectus carefully.

2 Determine how much you want to invest. The minimum initial investments for the Fund is $50,000.

3 All shareholders must complete the account application, carefully following the instructions. If you have any questions, contact your financial representative or call Signature Services at 1-800-225-5291.

4 Complete the appropriate parts of the account privileges application. By applying for privileges now, you can avoid the delay and inconvenience of having to file an additional application if you want to add privileges later.

5 Make your initial investment using the instructions under "Buying shares". You and your financial representative can initiate any purchase, exchange or sale of shares.

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act) requires all financial institutions to obtain, verify and record information that identifies each person or entity that opens an account.

FOR INDIVIDUAL INVESTORS OPENING AN ACCOUNT When you open an account, you will be asked for your name, residential address, date of birth and Social Security number.

FOR INVESTORS OTHER THAN INDIVIDUALS When you open an account, you will be asked for the name of the entity, its principal place of business and taxpayer identification number (TIN) and may be requested to provide information on persons with authority or control over the account such as name, residential address, date of birth and Social Security number. You may also be asked to provide documents, such as articles of incorporation, trust instruments or partnership agreements and other information that will help Signature Services identify the entity.

Buying shares

              OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT

BY CHECK

              -    Make out a check for the investment      -    Make out a check for the investment
                   amount, payable to "John Hancock              amount, payable to "John Hancock
                   Signature Services, Inc."                     Signature Services, Inc."

              -    Deliver the check and your completed     -    Fill out the detachable investment
                   application to                                slip from an account

                   your financial representative, or mail        statement. If no slip is available,
                   them to Signature Services (address           include a note specifying the fund
                   below).                                       name, your share class, your account
                                                                 number and the name(s) in which the
                                                                 account is registered.

                                                            -    Deliver the check and your investment
                                                                 slip or note to your financial
                                                                 representative, or mail them to
                                                                 Signature Services (address below).

BY EXCHANGE

              -    Call your financial representative or    -    Log on to www.jhfunds.com to process
                   Signature Services to request an              exchanges between funds.
                   exchange.
                                                            -    Call EASI-Line for automated service
                                                                 24 hours a day at 1-800-338-8080.

                                                            -    Call your financial representative or
                                                                 Signature Services to request an
                                                                 exchange.

BY WIRE

              -    Deliver your completed application to    -    Obtain wiring instructions by calling
                   your financial representative, or mail        Signature Services at 1-800-225-5291.
                   it to Signature Services.
                                                            -    Instruct your bank to wire the amount
              -    Obtain your account number by calling         of your investment. Specify the fund
                   your financial representative or              name, the share class, your account
                   Signature Services.                           number and the name(s) in which the
                                                                 account is registered. Your bank may
              -    Obtain wiring instructions by calling         charge a fee to wire funds.
                   Signature Services at 1-800-225-5291.

              -    Instruct your bank to wire the amount
                   of your investment. Specify the Fund
                   name, the share class, your account
                   number and the name(s) in which the
                   account is registered. Your bank may
                   charge a fee to wire funds.

BY INTERNET

              See "By exchange" and "By wire."              -    Verify that your bank or credit union
                                                                 is a member of the Automated Clearing
                                                                 House ("ACH") system.

                                                            -    Complete the "Bank Information"
                                                                 section on your account application.

                                                            -    Log on to www.jhfunds.com to initiate
                                                                 purchases using your authorized bank
                                                                 account.

BY PHONE

              See "By exchange" and "By wire."              -    Verify that your bank or credit union
                                                                 is a member of the ACH system.

                                                            -    Complete the "Bank Information"
                                                                 section on your account application.

                                                            -    Call EASI-Line for automated service
                                                                 24 hours a day at 1-800-338-8080.

                                                            -    Call your financial representative or
                                                                 call Signature Services between 8 A.M.
                                                                 and 7 P.M. Eastern Time on most
                                                                 business days.

ADDRESS:

                                                            To open or add to an account using MAAP,
                                                            see "Additional Investor Services."

Mutual Fund Operations
John Hancock Signature Services, Inc.
PO Box 9510
Portsmouth, NH 03802-9510

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

Selling shares

                                                            TO SELL SOME OR ALL OF YOUR SHARES

BY LETTER

              -    Accounts of any type.                    -    Write a letter of instruction or
                                                                 complete a stock power indicating the
              -    Sales of any amount.                          fund name, your share class, your
                                                                 account number, the name(s) in which
                                                                 the account is registered and the
                                                                 dollar value or number of shares you
                                                                 wish to sell.

                                                            -    Include all signatures and any
                                                                 additional documents that may be
                                                                 required (see next page).

                                                            -    Mail the materials to Signature
                                                                 Services.

                                                            -    A check will be mailed to the name(s)
                                                                 and address in which the account is
                                                                 registered, or otherwise according to
                                                                 your letter of instruction.

BY INTERNET

              -    Most accounts.                           -    Log on to www.jhfunds.com to initiate
                                                                 redemptions from your fund.
              -    Sales of up to $100,000.

BY PHONE

              -    Most accounts.                           -    Call EASI-Line for automated service
                                                                 24 hours a day at 1-800-338-8080.
              -    Sales of up to $100,000.
                                                            -    Call your financial representative or
                                                                 call Signature Services between 8 A.M.
                                                                 and 7 P.M. Eastern Time on most
                                                                 business days.

BY WIRE OR ELECTRONIC FUNDS TRANSFER (EFT)

              -    Requests by letter to sell any amount.   -    To verify that the Internet or
                                                                 telephone redemption privilege is in
              -    Requests by Internet or phone to sell         place on an account, or to request the
                   up to $100,000.                               form to add it to an existing account,
                                                                 call Signature Services.

                                                            -    Funds requested by wire will be wired
                                                                 the next business day. A $4 fee will
                                                                 be deducted from your account. Your
                                                                 bank may also charge you a fee for
                                                                 this service.

                                                            -    Funds requested by EFT are generally
                                                                 available by the second business day.
                                                                 Your bank may charge you a fee for
                                                                 this service.

BY EXCHANGE

              -    Accounts of any type.                    -    Obtain a current prospectus for the
                                                                 fund into which you are exchanging by
              -    Sales of any amount.                          Internet or by calling your financial
                                                                 representative or Signature Services.

                                                            -    Log on to www.jhfunds.com to process
                                                                 exchanges between your funds.

                                                            -    Call EASI-Line for automated service
                                                                 24 hours a day at 1-800-338-8080.

                                                            -    Call your financial representative or
                                                                 Signature Services to request an
                                                                 exchange.

To sell shares through a systematic withdrawal plan, see "Additional Investor Services".

SELLING SHARES IN WRITING

In certain circumstances, you will need to make your request to sell shares in writing. You may need to include additional items with your request, unless they were previously provided to Signature Services and are still accurate. These items are shown in the table below. You may also need to include a signature guarantee, which protects you against fraudulent orders. You will need a signature guarantee if:

-    your address of record has changed within the past 30 days;

- you are selling more than $100,000 worth of shares -- This requirement is waived for certain entities operating under a signed fax trading agreement with John Hancock; or

- you are requesting payment other than by a check mailed to the address of record and payable to the registered owner(s).

You will need to obtain your signature guarantee from a member of the Signature Guarantee Medallion Program. Most broker-dealers, banks, credit unions (if authorized under state law) and securities exchanges are members of this program. A notary public CANNOT provide a signature guarantee.

SELLER                                          REQUIREMENTS FOR WRITTEN REQUESTS

Owners of individual, joint or UGMA/UTMA
accounts (custodial accounts for minors).       -    Letter of instruction.

                                                -    On the letter, the signatures and titles
                                                     of all persons authorized to sign for
                                                     the account, exactly as the account is
                                                     registered.

                                                -    Medallion signature guarantee, if
                                                     applicable (see above).

Owners of corporate, sole proprietorship,
general partner or association accounts.        -    Letter of instruction.

                                                -    Corporate business/organization
                                                     resolution certified within the past 12
                                                     months or a John Hancock funds
                                                     business/organization certification
                                                     form.

                                                -    On the letter and the resolution, the
                                                     signature of the person(s) authorized to
                                                     sign for the account.

                                                -    Medallion signature guarantee, if
                                                     applicable (see above).

Owners or trustees of trust accounts.           -    Letter of instruction.

                                                -    On the letter, the signature(s) of the
                                                     trustee(s).

                                                -    Copy of the trust document certified
                                                     within the past 12 months or a John
                                                     Hancock funds trust certification form.

                                                -    Medallion signature guarantee, if
                                                     applicable (see above).

Joint tenancy shareholders with rights of
survivorship with a deceased co-tenant(s).      -    Letter of instruction signed by
                                                     surviving tenant.

                                                -    Copy of death certificate.

                                                -    Medallion signature guarantee, if
                                                     applicable (see above).

                                                -    Inheritance tax waiver (if applicable).

Executors of shareholder estates.               -    Letter of instruction signed by
                                                     executor.

                                                -    Copy of order appointing executor,
                                                     certified within the past 12 months.

                                                -    Medallion signature guarantee, if
                                                     applicable (see above).

                                                -    Inheritance tax waiver (if applicable).

Administrators, conservators, guardians and
other sellers or account types not listed
above.                                          -    Call 1-800-225-5291 for instructions.

ADDRESS:

Mutual Fund Operations
John Hancock Signature Services, Inc.
PO Box 9510
Portsmouth, NH 03802-9510

PHONE NUMBER: 1-800-225-5291

Or contact your financial representative for instructions and assistance.

Transaction policies

VALUATION OF SHARES. The NAV of the Fund and class of shares is determined each business day at the close of regular trading on the New York Stock Exchange (typically 4 P.M. Eastern time). Securities held by the Fund, except money market instruments with remaining maturities of 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, Fund securities are valued at fair value as determined in good faith by the Board of Trustees of JHF II. The Trustees have delegated the responsibility to fair value securities to the Fund's Pricing Committee, and actual calculation of fair value may be made by persons acting pursuant to the direction of the Trustees. Money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

Generally, trading in: (i) non-U.S. securities; (ii) U.S. government securities; and (iii) money market instrument is substantially completed each day at various times prior to the close of trading of the New York Stock Exchange. The values of such securities used in computing the NAV of the Fund's shares are generally determined as of such times. If market quotations or official closing prices are not readily available or do not accurately reflect fair value for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Trustees or their designee believe accurately reflects the security's fair value.

In deciding whether to make a fair value adjustment to the price of a security, the Trustees or their designee may review a variety of factors, including: developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Fund may also fair value securities in other situations, for example, when a particular foreign market has closed but prior to the time the Fund determines its NAV. In view of these factors, it is likely that funds investing significant amounts of assets in securities in foreign markets will be fair valued more frequently than funds investing significant amounts of assets in frequently traded, U.S. exchange-listed securities of large capitalization U.S. issuers.

For purposes of determining when fair value adjustments may be appropriate with respect to securities in foreign markets that close prior to the New York Stock Exchange, the Fund will, on an ongoing basis, monitor for "significant market events." A "significant market event" is a certain percentage change in the value of the S&P Index or of certain "i-Share ETFs" ("i-Shares"); which track foreign markets in which Funds have significant investments. If a significant market event occurs due to a change in the value of the S&P Index or of i-Shares, the pricing for all investments in foreign markets that have closed prior to the New York Stock Exchange will promptly be reviewed and potential adjustments to the NAV of the Fund will be recommended to the Pricing Committee where applicable.

Fair value pricing of securities is intended to help ensure that the NAV of the Fund reflects the value of the Fund's securities as of the close of the New York Stock Exchange (as opposed to a value that is no longer accurate as of such close), thus limiting the opportunity for aggressive traders to purchase shares of the Fund at deflated prices reflecting stale security valuations and promptly sell such shares at a gain. However, a security's valuation may differ depending on the method used for determining value and no assurance can be given that fair value pricing of securities will successfully eliminate all potential opportunities for such trading gains.

For more information on the valuation of shares, please see the SAI.

BUY AND SELL PRICES

When you buy shares, you pay the NAV plus any applicable sales charges, as described earlier. When you sell shares, you receive the NAV minus any applicable deferred sales charges.

EXECUTION OF REQUESTS

The Fund is open on those days when the New York Stock Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV to be calculated after Signature Services receives your request in good order. In unusual circumstances, the Fund has the right to redeem in kind.

At times of peak activity, it may be difficult to place requests by telephone. During these times, consider using EASI-Line, accessing www.jhfunds.com or sending your request in writing.

In unusual circumstances, the Fund may temporarily suspend the processing of sell requests or may postpone payment of proceeds for up to three business days or longer, as allowed by federal securities laws.

TELEPHONE TRANSACTIONS

For your protection, telephone requests may be recorded in order to verify their accuracy. Also for your protection, telephone redemption transactions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

EXCHANGES

You may exchange shares of one John Hancock fund for shares of the same class of any other, generally without paying any additional sales charges. The registration for both accounts involved must be identical.

Class B and Class C shares will continue to age from the original date and will retain the same CDSC rate. A CDSC rate that has increased will drop again with a future exchange into a fund with a lower rate. A fund may change or cancel its exchange policies at any time, upon 60 days' notice to its shareholders. For further details, see "Additional Services and Programs" in the SAI (see the back cover of this prospectus).

EXCESSIVE TRADING

The Fund is intended for long-term investment purposes only and does not knowingly accept shareholders who engage in "market timing" or other types of excessive short-term trading. Short-term trading into and out of the Fund can disrupt portfolio investment strategies and may increase fund expenses for all shareholders, including long-term shareholders who do not generate these costs.

RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS

Purchases and exchanges should be made primarily for investment purposes. The Fund reserves the right to restrict, reject or cancel (with respect to cancellations within one day of the order), for any reason and without any prior notice, any purchase or exchange order, including transactions representing excessive trading and transactions accepted by any shareholder's financial intermediary. For example, the Fund may in its discretion restrict, reject or cancel a purchase or exchange order even if the transaction is not subject to a specific "Limitation on exchange activity" described below, if the Fund, or its agents, determines that accepting the order could interfere with the efficient management of the Fund's portfolio or otherwise not be in the Fund's best interest in light of unusual trading activity related to your account. In the event that the Fund rejects or cancels an exchange request, neither the redemption nor the purchase side of the exchange will be processed. If you would like the redemption request to be processed even if the purchase order is rejected, you should submit separate redemption and purchase orders rather than placing an exchange order. The Fund reserves the right to delay for up to one business day, consistent with applicable law, the processing of exchange requests in the event that, in the Fund's judgment, such delay would be in the Fund's best interest, in which case both the redemption and purchase side of the exchange will receive the Fund's NAV at the conclusion of the delay period. The Fund, through its agents in their sole discretion, may impose these remedial actions at the account holder level or the underlying shareholder level.

EXCHANGE LIMITATION POLICIES

The Board of Trustees of JHF II has adopted the following policies and procedures by which the Fund, subject to the limitations described below, takes steps reasonably designed to curtail excessive trading practices.

LIMITATION ON EXCHANGE ACTIVITY

The Fund, through its agents, undertakes to use its best efforts to exercise the Fund's right to restrict, reject or cancel purchase and exchange orders, as described above, if an account holder, who purchases or exchanges into a fund account in an amount of $5,000 or more, exchanges $1,000 or more out of that fund account within 30 calendar days on three occasions during any 12-month period. Nothing in this paragraph limits the right of the Fund to refuse any purchase or exchange order, as discussed above under "Right to reject or restrict purchase and exchange orders."

Exchanges made on the same day in the same account are aggregated for purposes of counting the number and dollar amount of exchanges made by the account holder. The exchange limits referenced above will not be imposed or may be modified under certain circumstances. For example, these exchange limits may be modified for accounts held by certain retirement plans to conform to plan exchange limits, ERISA considerations or Department of Labor regulations. Certain automated or pre-established exchange, asset allocation and dollar cost averaging programs are not subject to these exchange limits. These programs are excluded from the exchange limitation because the Fund believes that they are advantageous to shareholders and do not offer an effective means for market timing or excessive trading strategies. These investment tools involve regular and predetermined purchase or redemption requests made well in advance of any knowledge of events affecting the market on the date of the purchase or redemption.

These exchange limits are subject to the Fund's ability to monitor exchange activity, as discussed under "Limitation on the ability to detect and curtail excessive trading practices" below. Depending upon the composition of the Fund's shareholder accounts and in light of the limitations on the ability of the Fund to detect and curtail excessive trading practices, a significant percentage of the Fund's shareholders may not be subject to the exchange limitation policy described above. In applying the exchange limitation policy, the Fund considers information available to it at the time and reserves the right to consider trading activity in a single account or multiple accounts under common ownership, control or influence.

LIMITATION ON THE ABILITY TO DETECT AND CURTAIL EXCESSIVE TRADING PRACTICES

Shareholders seeking to engage in excessive trading practices sometimes deploy a variety of strategies to avoid detection, and, despite the efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The ability of the Fund and its agents to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations. Because the Fund will not always be able to detect frequent trading activity, investors should not assume that the Fund will be able to detect or prevent all frequent trading or other practices that disadvantage the Fund. For example, the ability of the Fund to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the financial intermediary, including a financial adviser, broker, retirement plan administrator or fee-based program sponsor, maintains the records of the Fund's underlying beneficial owners. Omnibus or other nominee account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries such as financial advisers, brokers, retirement plan administrators or fee-based program sponsors. These arrangements often permit the financial intermediary to aggregate its clients' transactions and ownership positions and do not identify the particular underlying shareholder(s) to the Fund.

EXCESSIVE TRADING RISK

To the extent that the Fund or its agents is unable to curtail excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio and may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit and engaging in increased portfolio transactions. Increased portfolio transactions and use of the line of credit would correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of higher levels of cash balances would likewise result in lower fund investment performance during periods of rising markets.

While excessive trading can potentially occur in the Fund, certain types of funds are more likely than others to be targets of excessive trading. For example:

- A fund that invests a significant portion of its assets in small-l or mid-capitalization stocks or securities in particular industries, that may trade infrequently or are fair valued as discussed under "Valuation of shares," entails a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities (referred to as price arbitrage).

- A fund that invests a material portion of its assets in securities of non-U.S. issuers may be a potential target for excessive trading if investors seek to engage in price arbitrage based upon general trends in the securities markets that occur subsequent to the close of the primary market for such securities.

- A fund that invests a significant portion of its assets in below investment-grade (junk) bonds that may trade infrequently or are fair valued as discussed under "Valuation of shares" incurs a greater risk of excessive trading, as investors may seek to trade fund shares in an effort to benefit from their understanding of the value of those types of securities.

Any frequent trading strategies may interfere with efficient management of a fund's portfolio. A fund that invests in the types of securities discussed above may be exposed to this risk to a greater degree than a fund that invests in highly liquid securities. These risks would be less significant, for example, in a fund that primarily invests in U.S. government securities, money market instruments, investment-grade corporate issuers or large-capitalization U.S. equity securities. Any successful price arbitrage may cause dilution in the value of the fund shares held by other shareholders.

ACCOUNT INFORMATION

JHF II is required by law to obtain information for verifying an account holder's identity. For example, an individual will be required to supply his or her name, residential address, date of birth and Social Security number. If you do not provide the required information, we may not be able to open your account. If verification is unsuccessful, JHF II may close your account, redeem your shares at the next NAV minus any applicable sales charges and take any other steps that it deems reasonable.

CERTIFICATED SHARES

The Fund does not issue share certificates. Shares are electronically recorded.

SALES IN ADVANCE OF PURCHASE PAYMENTS

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to ten business days after the purchase.

DISTRIBUTIONS AND ACCOUNT POLICIES

ACCOUNT STATEMENTS

In general, you will receive account statements as follows:

- after every transaction (except a dividend reinvestment, automatic investment or systematic withdrawal) that affects your account balance

-    after any changes of name or address of the registered owner(s)

-    in all other circumstances, every quarter

Every year you will also receive, if applicable, a Form 1099 tax information statement, mailed by January 31.

DISTRIBUTIONS The Fund seeks to provide targeted, quarterly distributions to shareholders. These distributions are not guaranteed and are contingent upon the Fund having sufficient assets to make such distributions. A portion of each distribution may, at times, be a return of capital. For further information on return of capital see "Return of Capital" below. Capital gains, if any, are distributed annually, typically after the end of a Portfolio's fiscal year.

EXCESS DISTRIBUTIONS AND REDUCTION OF TARGET DISTRIBUTIONS PER SHARE

Available Distributions consist of all income from dividends and interest, short-term realized capital gains and any long-term realized capital gains that may be included in the target distribution. If the Available Distributions for a year are less than the annual target distributions, the annual target distribution will also include a return of capital. If Available Distributions are greater than the annual target distribution, there will be a "Distribution Overage." The Fund will automatically reinvest any Distribution Overages as well as any long-term capital gains that are not included in the annual target distribution ("Excess Capital Gains"). If the Fund REDUCES ITS TARGET DISTRIBUTION PER SHARE in future years due to the reinvestment of the Distribution Overage and Excess Capital Gains (together referred to as "Excess Distributions"), you will receive substantially the same aggregate distribution in the subsequent year as in the previous year because, although the Fund will make distributions at a reduced amount per share, you will own additional shares.

The Fund intends to apply for an order from the SEC granting it an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There can be no assurance as to when or whether the SEC will grant such relief. As a result, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act in the absence of such an exemptive order. Therefore, the Fund's distributions in any taxable year may include a return of capital to shareholders even though the Fund has Excess Capital Gains. The Fund may elect to retain its Excess Capital Gains or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit. See "Additional Information Concerning Taxes" in the SAI.

RETURN OF CAPITAL The Fund seeks to provide sufficient income from dividends, interest and capital gains to pay its target distribution to shareholders. If the Fund does not achieve this goal, the Fund may have a return of capital to shareholders (i.e., a return of a portion of a shareholder's original investment). For further information, see "Taxability of Distributions" below.

PAYOUT OF DISTRIBUTIONS. Each quarterly distribution will be automatically paid to you unless you choose to have the quarterly distributions reinvested in additional shares. Any Excess Distribution will automatically be reinvested in additional shares of the Fund on the record date for the distribution. You may choose to have your quarterly distributions sent directly to your bank account or a check may be mailed to you if your distribution amount is $10 or more. However, if the check is not deliverable or the quarterly distribution amount is less than $10, your quarterly distribution will be reinvested. If five or more of your distribution checks remain uncashed after 180 days, all subsequent distributions will be reinvested. No front-end sales charge or CDSC will be imposed on shares derived from reinvestment of quarterly distributions or Excess Distributions.

TAXABILITY OF DISTRIBUTIONS In general, distributions from the Fund, other than a return of capital, are taxable to a shareholder as either ordinary income or capital gains regardless of whether the shareholder reinvests the distributions in additional shares or receives them in cash. Dividends paid from the Fund's ordinary income and short-term capital gains generally will be taxable to a shareholder as ordinary income. Any long-term capital gains distributed by the Fund are taxable to a shareholder as long-term capital gains no matter how long the shareholder has owned the shares.

For investors who are not exempt from federal income taxes, dividends received from the Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from the Fund's short-term capital gains are taxable as ordinary income. Distributions from the Fund's long-term capital gains are taxable at a lower rate. Whether gains are short-term or long-term depends on the Fund's holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

The Fund will provide disclosures with each quarterly distribution that estimate the percentages of the year-to-date distributions that represent net investment income, other income, or capital gains and return of capital (if any). Internal Revenue Service Form 1099-

DIV, which is mailed to you every January, if applicable, details your dividends and their federal tax category, although you should verify your tax liability with your tax professional. At the end of the year, the Fund may recharacterize distributions for the year among ordinary income, capital gains, and return of capital (if any) for purposes of tax reporting on Form 1099-DIV.

Return of Capital. If, for any calendar year, the total distributions (net investment income dividend and short-term and long-term capital gain dividends) exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in the Fund. This is considered a return of a portion of a shareholder's original investment. Distributions in excess of the Fund's current and accumulated earnings and profits reduce a shareholder's cost basis in his or her shares of the Fund, thereby increasing such shareholder's potential gain (or reducing his or her potential loss) on the future sale of shares of the Fund. Any such distributions in excess of a shareholder's cost basis in his or her shares of the Fund will be treated as gain from the sale or exchange of those shares.

TAXABILITY OF TRANSACTIONS

Any time you sell or exchange shares, it is considered a taxable event for you if you are not exempt from federal income taxes. Depending on the purchase price and the sale price of the shares you sell or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

SMALL ACCOUNTS (NON-RETIREMENT ONLY)

If you draw down a non-retirement account so that its total value is less than $1,000, you may be asked to purchase more shares within 30 days. If you do not take action, the Fund may close out your account and mail you the proceeds. Alternatively, the Fund may charge you $20 a year to maintain your account. You will not be charged a CDSC if your account is closed for this reason. Your account will not be closed or charged this fee if its drop in value is due to fund performance or the effects of sales charges.

Additional investor services

MONTHLY AUTOMATIC ACCUMULATION PROGRAM

MAAP lets you set up regular investments from your paycheck or bank account to the John Hancock fund(s) of your choice. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish:

-    Complete the appropriate parts of your account application.

- If you are using MAAP to open an account, make out a check for your first investment amount payable to "John Hancock Signature Services, Inc." in an amount satisfying the applicable minimum initial investment requirements specified in the section "Opening an Account." Deliver your check and application to your financial representative or Signature Services.

SYSTEMATIC WITHDRAWAL PLAN

This plan may be used for routine bill payments or periodic withdrawals from your account. To establish:

-    Make sure you have at least $5,000 worth of shares in your account.

- Make sure you are not planning to invest more money in this account (buying shares during a period when you are also selling shares of the same fund is not advantageous to you because of sales charges).

- Specify the payee(s). The payee may be yourself or any other party, and there is no limit to the number of payees you may have, as long as they are all on the same payment schedule.

- Determine the schedule: monthly, quarterly, semiannually, annually or in certain selected months.

- Fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial representative or Signature Services.

Prior to establishing a systematic withdrawal plan, a shareholder should carefully consider that the Fund intends to make quarterly distribution payments as described under "Distribution and Account Policies" above.

RETIREMENT PLANS

John Hancock funds offers a range of retirement plans, including traditional and Roth IRAs, Coverdell ESAs, SIMPLE plans and SEPs. Using these plans, you can invest in the Fund with a minimum investment of $50,000. To find out more, call Signature Services at 1-800-225-5291.

Shareholders who hold a fund within a retirement account (such as an IRA) should consult their tax advisers to discuss tax consequences that could result if they receive distributions prior to age 59 1/2 or plan to use the Fund in whole or in part, to meet their annual minimum required distribution. The Fund may not fulfill all your retirement income needs. You must weigh many factors when considering whether to invest in the Fund, including whether the Fund's target distributions will meet the IRS requirements for IRA required minimum distributions for you once you reach age 70 1/2. Before investing in the Fund, you should consider whether to invest non-IRA assets in the Fund or whether you have other IRA assets that can be used to satisfy your required minimum distributions if the target distributions from the Fund do not meet your required minimum distributions. If you redeem shares of the Fund to meet your required minimum distribution, the aggregate target distributions you receive over the life of the Fund will be smaller. YOU SHOULD CONSULT YOUR TAX ADVISOR TO DETERMINE YOUR REQUIRED MINIMUM DISTRIBUTIONS BEFORE INVESTING IN A FUND.

RESTRICTIONS ON 403(B)(7) PLANS ACCOUNTS. Due to Internal Revenue Service regulations that became effective September 25, 2007, John Hancock funds no longer accept requests to establish new John Hancock custodial 403(b)(7) accounts; no longer accept requests for exchanges or transfers into your existing John Hancock custodial 403(b)(7) accounts; and require additional disclosure documentation if you direct John Hancock funds to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b)(7) contract or account. Please refer to the SAI for more information regarding these restrictions.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

The Fund's Policy Regarding Disclosure of Portfolio Holdings can be found in Appendix B of the SAI, and the portfolio holdings information can be found at: http://www.jhfunds.com.

The holdings of the Fund will be posted to the Web site listed above within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of the Fund. In addition, the ten largest holdings of the Fund will be posted to the Web site listed above 30 days after each calendar quarter end. The information described above will remain on the Web site until the date the Fund files its Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the Web site information is current. The Fund's Form N-CSR and Form N-Q will contain the Fund's entire holdings as of the applicable calendar quarter end.

INFORMATION ABOUT THE UNDERLYING FUNDS

RISKS OF INVESTING IN UNDERLYING FUNDS

By owning shares of Underlying Funds, the Fund indirectly invests, to varying degrees, in equity securities of U.S. companies, including small and medium size companies and in fixed-income securities. Many of the Underlying Funds also invest in foreign securities. In addition, most of the Underlying Funds may invest in derivatives. To the extent that the Fund invests directly in these securities or investments, the Fund will be subject to the same risks.

EQUITY SECURITIES RISK

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by an Underlying Fund could decline if the financial condition of the companies the Underlying Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment. Even Underlying Funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

The Underlying Funds may maintain substantial exposure to equities and generally do not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Underlying Funds to unpredictable declines in the value of their investments, as well as periods of poor performance.

VALUE SECURITIES Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price below what a subadviser believes to be their fundamental value and not necessarily because the issuing companies are expected to experience significant earnings growth. The funds bear the risk that the companies that issued these securities may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market may not recognize the value of those companies, such that the price of their securities may decline or may not approach the value that a subadviser anticipates.

GROWTH SECURITIES Certain equity securities (generally known as "growth securities") are purchased primarily because a subadviser believes that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to market fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall. All of the Underlying Funds that invest in equity securities that are considered growth securities are subject to these risks.

FIXED-INCOME SECURITIES RISK

Fixed-income securities are generally subject to two principal types of risks:
(a) interest rate risk and (b) credit quality risk.

INTEREST RATE RISK Fixed-income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline.

CREDIT AND COUNTERPARTY RISK This is the risk that the issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter ("OTC") derivatives contract, see "Hedging and other strategic transactions risk," or a borrower of an Underlying Fund's securities, will be unable or unwilling to make timely principal, interest or settlement payments, or otherwise to honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments of principal and interest on an obligation. The Underlying Funds that invest in fixed-income securities are subject to varying degrees of risk that the issuers of the securities will have their credit ratings downgraded or will default, potentially reducing the fund's share price and income level. Nearly all fixed-income securities are subject to some credit risk, which may vary depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, corporation or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations, and their fixed-income securities, including asset-backed and mortgage-backed securities, are neither guaranteed nor insured by the U.S. government. As a result, these securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). When a fixed-income security is not rated, a subadviser may have to assess the risk of the security itself. Asset-backed securities, whose principal and interest payments are supported by pools of other assets, such as credit card receivables and automobile loans, are subject to further risks, including the risk that the obligors of the underlying assets default on payment of those assets.

Underlying Funds that invest in below investment-grade securities (also called junk bonds), which are fixed-income securities rated lower than "Baa" by Moody's Investor Service ("Moody's") or "BBB" by Standard & Poor's ("S&P"), or determined by a subadviser to be of comparable quality to securities so rated, are subject to increased credit risk. The sovereign debt of many foreign governments, including their sub-divisions and instrumentalities, falls into this category. Below investment-grade securities offer the potential for higher investment returns than higher-rated securities, but they carry greater credit risk: their issuers' continuing ability to meet principal and interest payments is considered speculative and they are more susceptible to real or perceived adverse economic and competitive industry conditions and may be less liquid than higher-rated securities.

In addition, an Underlying Fund is exposed to credit risk to the extent it makes use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and engages to a significant extent in the lending of fund securities or the use of repurchase agreements. OTC derivatives transactions can only be closed out with the other party to the transaction. If the counterparty defaults, a fund will have contractual remedies, but there is no assurance that the counterparty will be able to meet its contractual obligations or that, in the event of default, a fund will succeed in enforcing them. A fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of contract counterparties, there can be no assurance that the counterparty will be in a position to meet its obligations, especially during unusually adverse market conditions.

INVESTMENT GRADE FIXED-INCOME SECURITIES IN THE LOWEST RATING CATEGORY

Investment grade fixed-income securities in the lowest rating category (rated "Baa" by Moody's or "BBB" by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER RATED FIXED-INCOME SECURITIES AND HIGH YIELD SECURITIES RISK

Lower rated fixed-income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P) (also called junk bonds). The general risks of investing in these securities are as follows:

- RISK TO PRINCIPAL AND INCOME Investing in lower rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

- PRICE VOLATILITY The price of lower rated fixed-income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher rated fixed-income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

- LIQUIDITY The market for lower rated fixed-income securities may have more limited trading than the market for investment grade fixed-income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

- DEPENDENCE ON SUBADVISER'S OWN CREDIT ANALYSIS While a subadviser to an Underlying Fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower rated fixed-income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher rated securities.

ADDITIONAL RISKS REGARDING LOWER RATED CORPORATE FIXED-INCOME SECURITIES Lower rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

ADDITIONAL RISKS REGARDING LOWER RATED FOREIGN GOVERNMENT FIXED-INCOME SECURITIES Lower rated foreign government fixed-income securities are subject to the risks of investing in emerging market countries described below under "Foreign securities risk." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

FOREIGN SECURITIES RISK

Underlying Funds that invest in securities traded principally in securities markets outside the United States are subject to additional and more varied risks, as the value of foreign securities may change more rapidly and extremely than the value of U.S. securities. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect an Underlying Fund's investments. In the event of nationalization, expropriation or other confiscation, a fund could lose its entire investment in a foreign security. All funds that invest in foreign securities are subject to these risks. Some of the foreign risks are also applicable to the other funds because they may invest a material portion of their assets in securities of foreign issuers traded in the U.S.

Emerging Market Risk. In addition, funds that invest a significant portion of their assets in the securities of issuers based in countries with "emerging market" economies are subject to greater levels of foreign investment risk than funds investing primarily in more developed foreign markets, since emerging market securities may present market, credit, currency, liquidity, legal, political and other risks greater than, or in addition to, risks of investing in developed foreign countries. These risks include: high currency exchange rate fluctuations; increased risk of default (including both government and private issuers); greater social, economic and political uncertainty and instability (including the risk of war); more substantial governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be newly organized and may be smaller and less seasoned; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions; difficulties in obtaining and/or enforcing legal judgments in foreign jurisdictions; and significantly smaller market capitalizations of emerging market issuers.

CURRENCY RISK Currency risk is the risk that fluctuations in exchange rates may adversely affect the U.S. dollar value of an Underlying Fund's investments. Currency risk includes both the risk that currencies in which a fund's investments are traded, or currencies in which a fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. Certain Underlying Funds may engage in proxy hedging of currencies by entering into derivative transactions with respect to a currency whose value is expected to correlate to the value of a currency the fund owns or wants to own. This presents the risk that the two currencies may not move in relation to one another as expected. In that case, the fund could lose money on its investment and also lose money on the position designed to act as a proxy hedge. Certain Underlying Funds may also take active currency positions and may cross-hedge currency exposure represented by their securities into another foreign currency. This may result in a fund's currency exposure being substantially different than that suggested by its securities investments. All funds with foreign currency holdings and/or that invest or trade in securities denominated in foreign currencies or related derivative instruments may be adversely affected by changes in foreign currency exchange rates. Derivative foreign currency transactions (such as futures, forwards and swaps) may also involve leveraging risk, in addition to currency risk. Leverage may disproportionately increase a fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

HEDGING AND OTHER STRATEGIC TRANSACTIONS RISK

Certain of the Underlying Funds may invest in derivatives, which are financial contracts with a value that depends on, or is derived from, the value of underlying assets, reference rates or indexes. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities and related indexes. The Underlying Funds may use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Underlying Funds also may use derivatives as a way to adjust efficiently the exposure of the Underlying Funds to various securities, markets and currencies without the Underlying Funds actually having to sell existing investments and make new investments. This generally will be done when the adjustment is expected to be relatively temporary or in anticipation of effecting the sale of fund assets and making new investments over time. For a description of the various derivative instruments the Underlying Funds may utilize, refer to the SAI.

The use of derivative instruments may involve risks different from, or potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of derivative instruments exposes an Underlying Fund to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction, although either party may engage in an offsetting transaction that puts that party in the same economic position as if it had closed out the transaction with the counterparty or may obtain the other party's consent to assign the transaction to a third party. If the counterparty defaults, the Underlying Fund will have contractual remedies, but there is no assurance that the counterparty will meet its contractual obligations or that, in the event of default, the Underlying Fund will succeed in enforcing them. For example, because the contract for each OTC derivatives transaction is individually negotiated with a specific counterparty, a fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the fund when the fund seeks to enforce its contractual rights. If that occurs, the cost and unpredictability of the legal proceedings required for the fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The fund, therefore, assumes the risk that it may be unable to obtain payments owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the fund has incurred the costs of litigation. While a subadviser intends to monitor the creditworthiness of counterparties, there can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. To the extent an Underlying Fund contracts with a limited number of counterparties, the Underlying Fund's risk will be concentrated and events that affect the creditworthiness of any of those counterparties may have a pronounced effect on the Underlying Fund. Derivatives also are subject to a number of risks described elsewhere in this section, including market risk and liquidity risk. Since the value of derivatives is calculated and derived from the value of other assets, instruments or references, there is a risk that they will be improperly valued. Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets rates or indexes they are designed to hedge or closely track. Suitable derivative transactions may not be available in all circumstances. In addition, a subadviser may determine not to use derivatives to hedge or otherwise reduce risk exposure.

The ability of an Underlying Fund to utilize hedging and other strategic transactions successfully will depend in part on its subadviser's ability to predict pertinent market movements, which cannot be assured. The skills required to successfully utilize hedging and other strategic transactions are different from those needed to select an Underlying Fund's portfolio securities. If the transaction is not successful it could result in a loss to the Underlying Fund. These transactions may also increase the volatility of an Underlying Fund and may involve a small investment of cash relative to the magnitude of the risks assumed. The potential loss from the use of futures can exceed an Underlying Fund's initial investment in such contracts. In addition, these transactions could result in a loss to the Underlying Fund if the counterparty to the transaction does not perform as promised. A detailed discussion of various hedging and other strategic transactions, including applicable regulations of the Commodity Futures Trading Commission and the requirement to segregate assets with respect to these transactions, appears in the SAI. To the extent a Portfolio utilizes hedging and other strategic transactions it will be subject to the same risks.

SHORT SALES

Certain of the Underlying Funds may make short sales of securities. This means a Fund may sell a security that it does not own in anticipation of a decline in the market value of the security. A Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows, and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. A Fund may also make short sales "against the box." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security, or one equivalent in kind or amount, at no additional cost.

Until the Fund closes its short position or replaces a borrowed security, the Fund will (i) segregate with its custodian cash or other liquid assets at such a level that the amount segregated plus the amount deposited with the lender as collateral will equal the current market value of the security sold short or
(ii) otherwise cover its short position.

LIQUIDITY RISK

Liquidity risk exists when particular securities are difficult to sell due to a limited market or to legal restrictions, such that an Underlying Fund may be prevented from selling particular securities at an advantageous price. Certain Underlying Funds may be subject to liquidity risk. Underlying Funds with principal investment strategies that involve securities of companies with smaller market capitalizations, foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. These securities are more likely to be fair valued. Liquidity risk may also exist when an Underlying Fund has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements or closing out a short sale). This risk may be particularly pronounced for certain international equity funds, which may make investments in emerging market securities and related derivatives that are not widely traded and that may be subject to purchase and sale restrictions.

MANAGEMENT RISK

Each Underlying Fund is subject to management risk because it relies on the adviser or subadviser's ability to pursue its objective. The adviser or subadviser will apply investment techniques and risk analyses in making investment decisions for the Underlying Fund, but there can be no guarantee that these will produce the desired results. The adviser or subadviser may fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. The Underlying Funds generally do not attempt to time the market and instead generally stay fully invested in the relevant asset class, such as domestic equities or foreign equities. Notwithstanding its benchmark, an Underlying Fund may buy securities not included in its benchmark or hold securities in very different proportions than its benchmark. To the extent an Underlying Fund invests in those securities, its performance depends on the ability of the adviser or subadviser to choose securities that perform better than securities that are included in the benchmark.

MEDIUM AND SMALLER COMPANY RISK

Market risk and liquidity risk may be pronounced for securities of companies with medium sized market capitalizations and are particularly pronounced for securities of companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. The securities of companies with medium and smaller market capitalizations may trade less frequently and in lesser volume than more widely held securities and their value may fluctuate more sharply than those securities. They may also trade in the OTC market or on a regional exchange, or may otherwise have limited liquidity. Investments in less seasoned companies with medium and smaller market capitalizations may present greater opportunities for growth and capital appreciation, but also involve greater risks than customarily are associated with more established companies with larger market capitalizations. These risks apply to all funds that invest in the securities of companies with smaller market capitalizations, each of which primarily makes investments in companies with smaller- or medium-sized market capitalizations.

NON-DIVERSIFICATION RISK

Overall risk can be reduced by investing in securities from a diversified pool of issuers, while overall risk is increased by investing in securities of a small number of issuers. Certain Underlying Funds are not "diversified" within the meaning of the 1940 Act. This means they are allowed to invest in the securities of a relatively small number of issuers with greater concentrations of risk. As a result, credit, market and other risks associated with a fund's investment strategies or techniques may be more pronounced for these funds than for funds that are "diversified."

DESCRIPTION OF FUNDS

The Fund may invest in other JHF II or JHF III funds. The following tables set forth, separately for the fixed income and the equity funds of each of JHF II and JHF III: (i) the names of the funds and of their respective subadvisers;
(ii) the estimated expense ratios of the Class NAV shares of the funds for the current fiscal year; and (iii) brief descriptions of the funds' investment goals and principal strategies. Additional investment practices are described in the Fund's SAI and in the prospectus for these funds. The Fund may also invest in other Underlying Funds not described in the chart including Nonaffiliated Underlying Funds. Nonaffiliated Underlying Funds include ETFs.

FIXED-INCOME FUNDS -- JOHN HANCOCK FUNDS II

                                           ESTIMATED
                                            EXPENSE
FUND AND SUBADVISER(S)                       RATIO                      GOAL AND PRINCIPAL STRATEGY
----------------------                     ---------   ------------------------------------------------------------
ACTIVE BOND FUND                             0.68%     To seek income and capital appreciation. Under normal market
Declaration Management & Research LLC                  conditions, the Fund invests at least 80% of its net assets
and MFC Global Investment Management                   (plus any borrowing for investment purposes)in a diversified
(U.S.), LLC                                            mix of debt securities and instruments.

CORE BOND FUND                               0.77%     To seek total return consisting of income and capital
Wells Capital Management, Incorporated                 appreciation. Under normal market conditions, the Fund
                                                       invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment
                                                       grade debt securities, including U.S. government
                                                       obligations, corporate bonds, mortgage-backed and other
                                                       asset-backed securities and money market instruments.

FLOATING RATE INCOME FUND                    0.77%     Seeks a high level of current income. Under normal market
Western Asset Management                               conditions, the Fund will invest at least 80% of its net
                                                       assets in floating rate loans, loan participations and fixed income securities of domestic and foreign issuers that are rated below investment grade (rated below Baa or BBB by a
                                                       nationally recognized agency such as Moody's Investor
                                                       Services ("Moody's") or Standard & Poor's ("S&P")), at the
                                                       time of purchase, or are comparable quality as determined by the subadviser.

GLOBAL BOND FUND                             0.81%     To seek maximum total return, consistent with preservation
Pacific Investment Management                          of capital and prudent investment management. Under normal
Company LLC                                            market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in
                                                       fixed income instruments, which may be represented by
                                                       futures contracts (including related options) with respect to such securities, and options on such securities. These
                                                       fixed income instruments may be denominated in non-U.S.
                                                       currencies or in U.S. dollars.

HIGH INCOME FUND                             0.73%     To seek high current income; capital appreciation is a
MFC Global Investment Management                       secondary goal. Under normal market conditions, the Fund
(U.S.), LLC                                            invests at least 80% of its net assets in U.S. and foreign fixed-income securities that, at the time of investment, are rated BB/Ba or lower or are unrated equivalents. These may include, but are not limited to, domestic and foreign
                                                       corporate bonds, debentures and notes, convertible
                                                       securities, preferred stocks, and domestic and foreign
                                                       government obligations.

HIGH YIELD FUND                              0.70%     To seek an above-average total return over a market cycle of
Western Asset Management Company                       three to five years, consistent with reasonable risk. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes)
                                                       at the time of investment in high yield securities,

                                                       including corporate bonds, preferred stocks, U.S. government and foreign securities, mortgage-backed securities, loan
                                                       assignments or participations and convertible securities
                                                       that have the following ratings (or, if unrated, are
                                                       considered by the subadviser to be of equivalent quality):
                                                       Corporate Bonds, Preferred Stocks and Convertible
                                                       Securities--Moody's (Ba through C); Standard & Poor's (BB
                                                       through D).

INCOME FUND                                  0.41%     To seek to maximize income while maintaining prospects for
Franklin Advisers, Inc.                                capital appreciation. Under normal market conditions, the
                                                       Fund invests in a diversified portfolio of debt securities, such as bonds, notes and debentures, and equity securities, such as common stocks, preferred stocks and convertible
                                                       securities.

INVESTMENT QUALITY BOND FUND                 0.73%     To seek a high level of current income consistent with the
Wellington Management Company, LLP                     maintenance of principal and liquidity. Under normal market conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in bonds rated investment grade at the time of investment. The Fund will
                                                       tend to focus on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

REAL RETURN BOND FUND                        0.74%     To seek maximum real return, consistent with preservation of
Pacific Investment Management                          real capital and prudent investment management. Under normal
Company LLC                                            market conditions, the Fund seeks to achieve this investment objective by investing at least 80% of its net assets (plus borrowings for investment purposes) at the time of
                                                       investment in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations.

SHORT-TERM BOND FUND                         0.69%     To seek income and capital appreciation. Under normal market
Declaration Management & Research LLC                  conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowing for investment purposes) at the time of investment in a diversified mix of debt securities and
                                                       instruments. The securities and instruments will have an
                                                       average credit quality rating of "A" or "AA" and a weighted average effective maturity between one and three years, and no more than 15% of the Fund's net assets will be invested in high yield bonds.

SPECTRUM INCOME FUND                         0.86%     To seek a high level of current income with moderate share
T. Rowe Price Associates, Inc.                         price fluctuation. Under normal market conditions, the Fund diversifies its assets widely among various fixed income and equity market segments. The Fund seeks to maintain broad
                                                       exposure primarily to domestic and international fixed
                                                       income markets in an attempt to reduce the impact of markets that are declining and to benefit from good performance in particular market segments over time.

STRATEGIC BOND FUND                          0.76%     To seek a high level of total return consistent with
Western Asset Management Company                       preservation of capital. Under normal market conditions, the
                                                       Fund invests at least 80% of its net assets (plus any
                                                       borrowings for investment purposes) in fixed income
                                                       securities.

STRATEGIC INCOME FUND                        0.78%     To seek a high level of current income. Under normal market
MFC Global Investment Management                       conditions, the Fund invests at least 80% of its assets in
(U.S.), LLC                                            foreign government and corporate debt securities from
                                                       developed and emerging markets U.S. government and agency
                                                       securities and domestic high yield bonds.

TOTAL BOND MARKET FUND                       0.56%     To seek the performance of the Lehman Brothers Aggregate
                                                       Bond Index

Declaration Management & Research LLC                  (the "Lehman Index") (which represents the U.S. investment grade bond market). Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in
                                                       securities listed in this index.

TOTAL RETURN FUND                            0.78%     To seek maximum total return, consistent with preservation
Pacific Investment Management                          of capital and prudent investment management. Under normal
Company LLC                                            market conditions, the Fund invests at least 65% of its
                                                       total assets in a diversified fund of fixed income
                                                       instruments of varying maturities.

U.S. GOVERNMENT SECURITIES FUND              0.71%     To seek a high level of current income consistent with
Western Asset Management Company                       preservation of capital and maintenance of liquidity. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes)
                                                       in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or
                                                       instrumentalities and derivative securities, such as
                                                       collateralized mortgage obligations backed by such
                                                       securities and futures contracts. The Fund may invest the
                                                       balance of its assets in non-U.S. government securities
                                                       including, but not limited to, fixed rate and adjustable
                                                       rate mortgage-backed securities, asset-backed securities,
                                                       corporate debt securities and money market instruments.

U.S. HIGH YIELD BOND FUND                    0.79%     To seek total return with a high level of current income.
Wells Capital Management, Incorporated                 Under normal market conditions, the Fund invests at least
                                                       80% of its net assets (plus any borrowing for investment
                                                       purposes) in corporate debt securities that are, at the time of investment, below investment grade, including preferred and other convertible securities in below investment grade debt securities (sometimes referred to as "junk bonds" or
                                                       high yield securities). The Fund also invests in corporate debt securities and may buy preferred and other convertible securities and bank loans.

EQUITY FUNDS -- JOHN HANCOCK FUNDS II

                                           ESTIMATED
                                            EXPENSE
FUND AND SUBADVISER(S)                       RATIO                      GOAL AND PRINCIPAL STRATEGY
----------------------                     ---------   ------------------------------------------------------------
INDEX 500 FUND                               0.51%     To seek the aggregate total return of a broad-based U.S.
MFC Global Investment Management                       domestic equity market index. Under normal market
(U.S.A.) Limited                                       conditions, the Fund seeks to approximate the aggregate
                                                       total return of a broad-based U.S. domestic equity market
                                                       index. To pursue this goal, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes)
                                                       at the time of investment in (a) the common stocks that are included in the S&P 500 Index and (b) securities (which may or may not be included in the S&P 500 Index) that the
                                                       subadviser believes as a group will behave in a manner
                                                       similar to the index. The subadviser may determine that the
                                                       Index 500 Fund's investments in certain instruments, such as index futures, total return swaps and ETFs have similar
                                                       economic characteristics as securities that are in the S&P
                                                       500 Index.*

ALL CAP CORE FUND                            0.83%     To seek long-term growth of capital. Under normal market
Deutsche Investment Management                         conditions, the Fund invests in common stocks and other
Americas Inc.                                          equity securities within all asset classes (small-, mid- and large-cap) of those within the Russell 3000 Index.*

ALL CAP GROWTH FUND                          0.92%     To seek long-term capital appreciation. Under normal market
AIM Capital Management, Inc.                           conditions, the Fund invests its assets principally in
                                                       common stocks of companies that the subadviser believes
                                                       likely to benefit from new or innovative products,

                                                       services or processes as well as those that have experienced above-average, long-term growth in earnings and have
                                                       excellent prospects for future growth. Any income received from securities held by the Fund will be incidental.

ALL CAP VALUE FUND                           0.88%     To seek capital appreciation. Under normal market
Lord, Abbett & Co. LLC                                 conditions, the Fund invests in equity securities of U.S.
                                                       and multinational companies in all capitalization ranges
                                                       that the subadviser believes are undervalued. The Fund will invest at least 50% of its net assets in equity securities of large, seasoned companies with market capitalizations at the time of purchase that fall within the market
                                                       capitalization range of the Russell 1000 Index. The Fund
                                                       will invest the remainder of its assets in mid-sized and
                                                       small company securities.*

BLUE CHIP GROWTH FUND                        0.81%     To seek long-term growth of capital. Current income is a
T. Rowe Price Associates, Inc.                         secondary objective. Under normal market conditions, the
                                                       Fund invests at least 80% of its net assets (plus any
                                                       borrowing for investment purposes) in the common stocks of large and medium-sized blue chip growth companies. These are firms that, in the subadviser's view, are well established in their industries and have the potential for above-average earnings growth.

CAPITAL APPRECIATION FUND                    0.76%     To seek long-term growth of capital. Under normal market
Jennison Associates LLC                                conditions, the Fund invests at least 65% of its total
                                                       assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have
                                                       above-average growth prospects. These companies are
                                                       generally medium- to large-capitalization companies.

CLASSIC VALUE FUND                           0.90%     To seek long-term growth of capital. Under normal market
Pzena Investment Management, LLC                       conditions, the Fund invests at least 80% of its assets in domestic equity securities. The Fund may invest in
                                                       securities of foreign issuers, but will generally limit such investments to American Depositary Receipts (ADRs) and
                                                       foreign securities listed and traded on a U.S. Exchange or the NASDAQ market.

CORE EQUITY FUND                             0.81%     To seek long-term capital growth. Under normal market
Legg Mason Capital Management, Inc.                    conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in equity
                                                       securities that, in the subadviser's opinion, offer the
                                                       potential for capital growth.

DYNAMIC GROWTH FUND                          1.05%     To seek long-term growth of capital. Under normal market
Deutsche Investment Management                         conditions, the Fund invests at least 80% of its net assets
Americas Inc.                                          in stocks and other equity securities of medium-sized U.S.
                                                       companies with strong growth potential that are within the market capitalization range, at the time of investment, of the Russell Midcap Growth Index.*

EMERGING GROWTH FUND                         0.83%     To seek superior long-term rates of return through capital
MFC Global Investment Management                       appreciation. Under normal market conditions, the Fund seeks
(U.S.), LLC                                            to achieve its objective by investing, primarily in high
                                                       quality securities (those with a proven track record of
                                                       performance and/or growth) and convertible instruments of
                                                       small-cap U.S. companies.

EMERGING SMALL COMPANY FUND                  1.02%     To seek long term capital appreciation. Under normal market
RCM Capital Management LLC                             conditions, the Fund invests at least 80% of its net assets
                                                       (plus borrowings for investment purposes) at the time of
                                                       investment in securities of small cap companies. The
                                                       subadviser defines small cap companies as common stocks and other equity securities of U.S. companies that have a market capitalization that does not exceed the highest market
                                                       capitalization of any company contained in either the
                                                       Russell 2000 Index or the S&P Small Cap 600 Index.*

EMERGING MARKETS VALUE FUND                  1.10%     To seek long-term capital appreciation. Under normal
Dimensional Fund Advisors                              circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in
                                                       companies associated with emerging markets designated from time to time by the Investment Committee of the subadviser.

EQUITY-INCOME FUND                           0.81%     To seek substantial dividend income and also long-term
T. Rowe Price Associates, Inc.                         capital appreciation. Under normal market conditions, the
                                                       Fund invests at least 80% of its net assets (plus any
                                                       borrowing for investment purposes) in equity securities,
                                                       with at least 65% in common stocks of well established
                                                       companies paying above-average dividends.

FINANCIAL SERVICES FUND                      0.92%     To seek growth of capital. Under normal market conditions,
Davis Selected Advisers, L.P.                          the Fund invests at least 80% of its net assets (plus any
                                                       borrowings for investment purposes) in companies that, at
                                                       the time of investment, are principally engaged in financial services and the Fund invests primarily in common stocks of financial services companies.

FUNDAMENTAL VALUE FUND                       0.80%     To seek growth of capital. Under normal market conditions,
Davis Selected Advisers, L.P.                          the Fund invests in common stocks of U.S. companies with
                                                       market capitalizations of at least $10 billion. The Fund may also invest in companies with smaller capitalizations.

GLOBAL ALLOCATION FUND                       1.00%     To seek total return, consisting of long-term capital
UBS Global Asset Management                            appreciation and current income. Under normal market
(Americas) Inc.                                        conditions, the Fund invests in equity and fixed income
                                                       securities of issuers located within and outside the U.S.
                                                       The Fund will allocate its assets between fixed income
                                                       securities and equity securities.

CORE ALLOCATION PLUS FUND                    1.06%     To seek total return, consisting of long-term capital
Wellington Management Company, LLP                     appreciation and current income. Under normal market
                                                       conditions, the Fund invests in equity and fixed income
                                                       securities of issuers located within and outside the U.S.
                                                       The Fund will invest a significant portion of its assets
                                                       outside of the U.S. The Fund will allocate its assets
                                                       between fixed income securities and equity securities based upon the subadviser's targeted asset mix, which may change over time.

GLOBAL FUND                                  1.00%     To seek long-term capital appreciation. Under normal market
Templeton Global Advisors Limited                      conditions, the Fund invests primarily in the equity
                                                       securities of companies located throughout the world,
                                                       including emerging markets.

GROWTH OPPORTUNITIES FUND                    0.90%     To seek long-term capital growth. Under normal market
Grantham, Mayo, Van Otterloo & Co. LLC                 conditions, the Fund invests at least 80% of its net assets in small and mid-cap companies and seeks to achieve its
                                                       objective by outperforming its benchmark, the Russell 2500
                                                       Growth Index. The Fund typically makes equity investments in
                                                       U.S. companies whose stocks are included in the Russell 2500
                                                       Index, and in companies with total market capitalizations
                                                       similar to those of companies with stocks in the Index.*

GLOBAL REAL ESTATE FUND                      1.08%     To seek a combination of long-term capital appreciation and current
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                                       33

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
Deutsche Investment Management                         income. Under normal market conditions, the Fund invests at
Americas Inc.                                          least 80% of net assets (plus any borrowings for investment purposes) at the time of investment in equity securities of
                                                       U.S. REITs, foreign entities with tax-transparent structures similar to REITs and U.S. and foreign real estate operating companies. Equity securities include common stock, preferred stock and securities convertible into common stock. The Fund will be invested in issuers located in at least three
                                                       different countries, including the United States.

HEALTH SCIENCES FUND                         1.15%     To seek long-term capital appreciation. Under normal market
T. Rowe Price Associates, Inc.                         conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in common
                                                       stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of
                                                       products or services related to health care, medicine, or
                                                       the life sciences.

INTERNATIONAL EQUITY INDEX FUND              0.56%     To seek the performance of a broad-based equity index of
SSgA Funds Management, Inc.                            foreign companies, primarily in developed countries and, to a lesser extent, in emerging market countries. Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowing for investment purposes) at the time of investment in securities listed in the Morgan
                                                       Stanley Capital International (MSCI(R)) All CountryWorld
                                                       Excluding U.S. Index.*

INTERNATIONAL OPPORTUNITIES FUND             0.99%     To seek long-term growth of capital. Under normal market
Marsico Capital Management, LLC                        conditions, the Fund invests at least 65% of its total
                                                       assets in common stocks of foreign companies that are
                                                       selected for their long-term growth potential. The Fund
                                                       invests in companies of any size throughout the world. The
                                                       Fund invests in issuers from at least three different
                                                       countries not including the U.S. The Fund invests in common stocks of companies operating in emerging markets.

INTERNATIONAL SMALL CAP FUND                 1.11%     To seek long-term capital appreciation. Under normal market
Templeton Investment Counsel, LLC                      conditions, the Fund will invest at least 80% of its net
                                                       assets (plus any borrowings for investment purposes) in
                                                       securities issued by foreign companies including emerging
                                                       markets that have total stock market capitalizations or
                                                       annual revenues of $4 billion or less.

INTERNATIONAL SMALL COMPANY FUND             1.11%     To seek long-term capital appreciation. Under normal market
Dimensional Fund Advisors Inc.                         conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowing for investment purposes) in securities of small cap companies in the particular markets in which
                                                       the Fund invests. The Fund will primarily invest its assets in equity securities of non-U.S. small companies of
                                                       developed markets but may also invest in emerging markets.

INTERNATIONAL VALUE FUND                     0.93%     To seek long-term growth of capital. Under normal market
Templeton Investment Counsel, Inc.                     conditions, the Fund invests at least 65% of its total
                                                       assets in equity securities of companies located outside the
                                                       U.S., including in emerging markets.

LARGE CAP FUND                               0.76%     To seek to maximize total return, consisting of capital
UBS Global Asset Management                            appreciation and current income. Under normal market
(Americas) Inc.                                        conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in equity
                                                       securities of U.S. large capitalization companies. The Fund defines large capitalization companies as those with a
                                                       market capitalization range, at the time of investment,
                                                       equal to that of the Fund's benchmark, the Russell 1000
                                                       Index.*

LARGE CAP VALUE FUND                         0.86%     To seek long-term growth of capital. Under normal market
BlackRock Investment Management, LLC                   conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowing for investment purposes) in equity
                                                       securities of large cap companies. The Fund will seek to
                                                       achieve this objective by investing in a diversified
                                                       portfolio of equity securities of large cap companies
                                                       located in the U.S. The Fund will seek to outperform the
                                                       Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal
                                                       valuations.*

MANAGED FUND                                 0.79%     To seek income and long-term capital appreciation. Under
Grantham, Mayo, Van Otterloo & Co. LLC                 normal market conditions, the Fund invests primarily in a
and Declaration Management &                           diversified mix of: (a) common stocks of large
Research LLC                                           capitalization U.S. companies; and (b) bonds with an overall intermediate term average maturity.

MID CAP INDEX FUND                           0.51%     To seek to approximate the aggregate total return of a mid
MFC Global Investment Management                       cap U.S. domestic equity market index. Under normal market
(U.S.A.) Limited                                       conditions, the Fund invests at least 80% of it net assets
                                                       (plus any borrowings for investment purposes) in (a) the
                                                       common stocks that are included in the S&P 400 Index and (b)
                                                       securities (which may or may not be included in the S&P 400
                                                       Index) that MFC Global (U.S.A.) believes as a group will
                                                       behave in a manner similar to the index.*

MID CAP INTERSECTION FUND                    0.94%     To seek long-term growth of capital. Under normal market
Wellington Management Company, LLP                     conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in equity
                                                       securities of medium-sized companies with significant
                                                       capital appreciation potential. For the purposes of the
                                                       Fund, "medium-sized companies" are those with market
                                                       capitalizations, at the time of investment, within the
                                                       market capitalization range of companies represented in
                                                       either the Russell Midcap Index or the S&P Midcap 400
                                                       Index.*

MID CAP STOCK FUND                           0.88%     To seek long-term growth of capital. Under normal market
Wellington Management Company, LLP                     conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in equity
                                                       securities of medium-sized companies with significant
                                                       capital appreciation potential. For the purposes of the
                                                       Fund, "medium-sized companies" are those with market
                                                       capitalizations, at the time of investment, within the
                                                       collective market capitalization range of companies
                                                       represented in either the Russell Midcap Index or the S&P
                                                       Midcap 400 Index.*

MID CAP VALUE EQUITY FUND                    0.94%     To seek long-term growth of capital. Under normal market
RiverSource Investments, LLC                           conditions, the Fund invests at least 80% of its net assets
                                                       (including the amount of any borrowings for investment
                                                       purposes) in equity securities of medium-sized companies.
                                                       Medium-sized companies are those whose market
                                                       capitalizations, at the time of investment, fall within the range of the Russell Midcap Value Index.*

MID CAP VALUE FUND                           0.91%     To seek capital appreciation. Under normal market
Lord, Abbett & Co. LLC                                 conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in mid-sized companies, with market capitalizations within the market
                                                       capitalization range of companies in the Russell Midcap
                                                       Index. The Fund invests 65% of its total assets in equity
                                                       securities which it believes to be undervalued in the
                                                       marketplace.*

NATURAL RESOURCES FUND                       1.09%     To seek long-term total return. Under normal market
Wellington Management Company, LLP                     conditions, the Fund will invest at least 80% of its net
                                                       assets (plus any borrowings for
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                                       35


                                                       investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest
                                                       products and other natural resources, or supply goods and
                                                       services to such companies.

PACIFIC RIM FUND                             1.00%     To seek long-term growth of capital. Under normal market
MFC Global Investment Management                       conditions, the Fund invests at least 80% of its net assets
(U.S.A.) Limited                                       (plus any borrowings for investment purposes) in common
                                                       stocks and equity-related securities of established,
                                                       larger-capitalization non-U.S. companies located in the
                                                       Pacific Rim region, including emerging markets, that have
                                                       attractive long-term prospects for growth of capital.
                                                       Current income from dividends and interest will not be an
                                                       important consideration in the selection of Fund securities.

QUANTITATIVE ALL CAP FUND                    0.80%     To seek long-term growth of capital. Under normal market
MFC Global Investment Management                       conditions, the Fund invests at least 65% of its total
(U.S.A.) Limited                                       assets in equity securities of U.S. companies. The Fund will focus on equity securities of U.S. companies across the
                                                       three market capitalization ranges of large, mid and small.

QUANTITATIVE MID CAP FUND                    0.81%     To seek long-term capital growth. Under normal market
MFC Global Investment Management                       conditions, the Fund invests at least 80% of its net assets
(U.S.A.) Limited                                       (plus any borrowings for investment purposes) in U.S.
                                                       mid-cap stocks, convertible preferred stocks, convertible
                                                       bonds and warrants. U.S. mid-cap stocks are defined by
                                                       Morningstar. The Fund may also invest up to 20% of its
                                                       assets in large-cap stocks, convertible preferred stocks,
                                                       convertible bonds and warrants in an effort to reduce
                                                       overall Fund volatility and increase performance.

QUANTITATIVE VALUE FUND                      0.69%     To seek long-term capital appreciation. Under normal market
MFC Global Investment Management                       conditions, the Fund invests at least 65% of its total
(U.S.A.) Limited                                       assets in large-cap U.S. securities with the potential for long-term growth of capital.

REAL ESTATE EQUITY FUND                      0.87%     To seek long-term growth through a combination of capital
T. Rowe Price Associates, Inc.                         appreciation and current income. Under normal market
                                                       conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowing for investment purposes) in the equity securities of real estate companies. The definition of real estate companies is broad and includes those that derive at least 50% of revenues or profits from, or commit at least
                                                       50% of assets to, real estate activities.

REAL ESTATE SECURITIES FUND                  0.75%     To seek to achieve a combination of long-term capital
Deutsche Investment Management                         appreciation and current income. Under normal market
Americas, Inc.                                         conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in equity
                                                       securities of REITs and real estate companies. Equity
                                                       securities include common stock, preferred stock and
                                                       securities convertible into common stock.

SCIENCE & TECHNOLOGY FUND                    1.15%     To seek long-term growth of capital. Current income is
T. Rowe Price Associates, Inc. and RCM                 incidental to the Fund's objective. Under normal market
Capital Management LLC                                 conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowing for investment purposes) in the common stocks of companies expected to benefit from the
                                                       development, advancement, and/or use of science and
                                                       technology. For purposes of satisfying this requirement,
                                                       common stock may include equity linked notes and derivatives relating to common stocks, such as options on equity linked notes.

SMALL CAP FUND                               0.90%     To seek maximum capital appreciation consistent with
Independence Investments LLC                           reasonable risk to principal. Under normal market
                                                       conditions, the Fund invests at least 80% of

                                                       its net assets (plus any borrowing for investment purposes)
                                                       in equity securities of small-cap companies whose market
                                                       capitalizations, at the time of investment, do not exceed
                                                       the greater of (a) $2 billion, (b) the market capitalization of the companies in the Russell 2000 Index, and (c) the
                                                       market capitalization of the companies in the S&P Small Cap
                                                       600 Index.*

SMALL CAP GROWTH FUND                        1.17%     To seek long-term capital appreciation. Under normal market
Wellington Management Company, LLP                     conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in small-cap companies. For the purposes of the Fund, "small-cap
                                                       companies" are those with market capitalizations, at the
                                                       time of investment, not exceeding the maximum market
                                                       capitalization of any company represented in either the
                                                       Russell 2000 Index or the S&P Small Cap 600 Index.*

SMALL CAP INDEX FUND                         0.54%     To seek to approximate the aggregate total return of a small
MFC Global Investment Management                       cap U.S. domestic equity market index. Under normal market
(U.S.A.) Limited                                       conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in (a) the
                                                       common stocks that are included in the Russell 2000 Index
                                                       and (b) securities (which may or may not be included in the
                                                       Russell 2000 Index) that MFC Global (U.S.A.) believes as a group will behave in a manner similar to the index.*

SMALL CAP OPPORTUNITIES FUND                 1.04%     To seek long-term capital appreciation. Under normal market
Munder Capital Management                              conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in equity
                                                       securities of small-capitalization companies.
                                                       Small-capitalization companies are those companies with
                                                       market capitalizations, at the time of investment, within
                                                       the range of the companies in the Russell 2000 Index.*

SMALL CAP VALUE FUND                         1.17%     To seek long-term capital appreciation. Under normal market
Wellington Management Company, LLP                     conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in small-cap companies that are believed to be undervalued by various
                                                       measures and offer good prospects for capital appreciation.
                                                       For the purposes of the Fund, "small-cap companies" are
                                                       those with market capitalizations, at the time of
                                                       investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index or the S&P Small Cap 600 Index.*

SMALL COMPANY FUND                           1.20%     To seek long-term capital growth. Under normal market
American Century Investment                            conditions, the Fund invests at least 80% of its net assets
Management, Inc.                                       (plus any borrowing for investment purposes) in stocks of
                                                       U.S. companies that have market capitalizations, at the time of investment, not greater than that of the largest company in the S&P Small Cap 600 Index.*

SMALL COMPANY GROWTH FUND                    1.11%     To seek long-term growth of capital. Under normal market
AIM Capital Management, Inc.                           conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowing for investment purposes) in securities of small-capitalization companies. The Fund considers a
                                                       company to be a small-capitalization company if it has a
                                                       market capitalization, at the time of investment, no larger than the largest capitalized company included in the Russell
                                                       2000 Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month.*

SMALL COMPANY VALUE FUND                     1.01%     To seek long-term growth of capital. Under normal market
T. Rowe Price Associates, Inc.                         conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in companies with market capitalizations, at the time

                                                       of investment, that do not exceed the maximum market
                                                       capitalization of any security in the Russell 2000 Index.
                                                       The Fund invests in small companies whose common stocks are believed to be undervalued.*

TOTAL STOCK MARKET INDEX FUND                0.56%     To seek to approximate the aggregate total return of a broad
MFC Global Investment Management                       U.S. domestic equity market index. Under normal market
(U.S.A.) Limited                                       conditions, the Fund invests at least 80% of its net assets
                                                       (plus any borrowings for investment purposes) in (a) the
                                                       common stocks that are included in the Dow Jones Wilshire
                                                       5000 Index and (b) securities (which may or may not be
                                                       included in the Dow Jones Wilshire 5000 Index) that MFC
                                                       Global (U.S.A.) believes as a group will behave in a manner similar to the index.*

U.S. GLOBAL LEADERS GROWTH FUND              0.72%     To seek long-term growth of capital. Under normal market
Sustainable Growth Advisers, L.P.                      conditions, the Fund invests least 80% of its net assets
                                                       (plus any borrowing for investment purposes) in stocks of
                                                       companies the subadviser regards, at the time of investment, as "U.S. Global Leaders." The Fund invests in common stocks of U.S. Global Leaders companies determined by the
                                                       subadviser to have a high degree of predictability and above average sustainable long-term growth.

U.S. MULTI SECTOR FUND                       0.80%     To seek long term capital appreciation. Under normal market
Grantham, Mayo, Van Otterloo                           conditions, the Fund invests at least 80% of its net assets
& Co. LLC                                              (plus any borrowing for investment purposes) in investments that are tied economically to the U.S. The Fund seeks to
                                                       achieve its objective by outperforming its benchmark, the
                                                       Russell 3000 Index. The Fund normally invests in securities in the Wilshire 5000 Equity Index, an independently
                                                       maintained and published equity index, which measures the
                                                       performance of all equity securities (with readily available price data) of issuers with headquarters in the U.S.*

UTILITIES FUND                               0.95%     To seek capital growth and current income (income above that
Massachusetts Financial Services Company               available from the Fund invested entirely in equity
                                                       securities). Under normal market conditions, the Fund
                                                       invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. Securities in the utilities industry may include equity and debt securities of domestic and foreign companies (including emerging markets).

VALUE & RESTRUCTURING FUND                   0.86%     To seek long-term capital appreciation. Under normal market
UST Advisers, Inc.                                     conditions, the Fund invests at least 65% of its total
                                                       assets in common stocks of U.S. and foreign companies whose share price, in the opinion of the subadviser, does not
                                                       reflect the economic value of the company's assets, but
                                                       where the subadviser believes restructuring efforts or
                                                       industry consolidation will serve to highlight the true
                                                       value of the company.

VALUE FUND                                   0.99%     To seek an above-average total return over a market cycle of
Morgan Stanley Investment Management                   three to five years, consistent with reasonable risk. Under
Inc. d/b/a Van Kampen                                  normal market conditions, the Fund invests in equity
                                                       securities of companies with capitalizations, at the time of investment, similar to the market capitalization of
                                                       companies in the Russell Midcap Value Index.*

VALUE OPPORTUNITIES FUND                     0.90%     To seek long-term capital growth. Under normal market
Grantham, Mayo, Van Otterloo & Co. LLC                 conditions, the Fund invests at least 80% of its assets in securities of small- and mid-cap companies and the Fund
                                                       seeks to achieve its objective by outperforming its
                                                       benchmark, the Russell 2500 Value Index. The Fund typically makes equity investments in U.S. companies that issue stock included in the

                                                       Russell 2500 Index, and in companies with similar market
                                                       capitalizations ("small- and mid-cap companies").*

VISTA FUND                                   0.97%     To seek long-term capital growth. Under normal market
American Century Investment                            conditions, the Fund invests in common stocks of companies
Management, Inc.                                       that are medium-sized and smaller at the time of purchase, but the Fund may purchase other types of securities as well.

EQUITY FUNDS -- JOHN HANCOCK FUNDS III

                                           ESTIMATED
FUND AND SUBADVISER(S)                   EXPENSE RATIO                     GOAL AND PRINCIPAL STRATEGY
----------------------                   -------------   ---------------------------------------------------------------
ACTIVE VALUE FUND                            0.90%       To seek long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                   benchmark, the Russell 1000 Value Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and value characteristics similar to those of companies with stocks in the Index.*

GLOBAL FUND                                  1.17%       To seek to achieve high total return by seeking to outperform
Grantham, Mayo, Van Otterloo & Co. LLC                   its benchmark, the S&P/Citigroup Primary Market Index World
                                                         Growth Index. The Fund typically invests in a diversified
                                                         portfolio of equity investments from the world's developed markets.*

GROWTH FUND                                  0.90%       To seek long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                   benchmark, the Russell 1000 Growth Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.*

GROWTH OPPORTUNITIES FUND                    1.04%       To seek long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                   benchmark, the Russell 2500 Growth Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies ("small-cap companies").
                                                         The Fund normally invests at least 80% of its assets in
                                                         investments in small-cap companies.*

INTERNATIONAL CORE FUND                      1.10%       To seek to achieve high total return by seeking to outperform
Grantham, Mayo, Van Otterloo & Co. LLC                   its benchmark, the MSCI EAFE Index. The Fund normally invests
                                                         80% of its assets in equity securities and typically invests in a diversified mix of equity investments from developed markets outside the U.S.*

INTERNATIONAL GROWTH FUND                    1.10%       To seek to achieve high total return by seeking to outperform
Grantham, Mayo, Van Otterloo & Co. LLC                   its benchmark, the S&P/Citigroup Primary Market Index Europe,
                                                         Pacific, Asia Composite Growth Style Index. The Fund typically invests in a diversified mix of equity investments from
                                                         developed markets outside the U.S.*

INTRINSIC VALUE FUND                         0.85%       To seek long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                   benchmark, the Russell 1000 Value Index. The Fund typically makes equity investments in U.S. companies whose stocks are included in the Russell 1000 Index, or in companies with size and growth characteristics similar to those of companies with stocks in the Index.*

U.S. CORE FUND                               0.85%       To seek to achieve a high total return by outperforming its
Grantham, Mayo, Van Otterloo & Co. LLC                   benchmark, the S&P 500 Index. The Fund normally invests at least 80% of its assets in investments tied economically to the
                                                         U.S. and typically makes equity investments in larger
                                                         capitalized U.S. companies to gain broad exposure to the U.S.
                                                         equity market.*

U.S. QUALITY EQUITY FUND                     0.85%       To seek to achieve a high total return by outperforming its
Grantham, Mayo, Van Otterloo & Co. LLC                   benchmark, the S&P 500 Index. The Fund normally invests at least 80% of its assets in investments tied economically to the
                                                         U.S. and typically makes equity investments in larger
                                                         capitalized U.S. companies to gain broad exposure to the U.S.
                                                         equity market. The Fund typically holds between 40 and 80
                                                         stocks.*

VALUE OPPORTUNITIES FUND                     0.89%       To seek long-term capital growth by seeking to outperform its
Grantham, Mayo, Van Otterloo & Co. LLC                   benchmark, the Russell 2500 Value Index. The Fund typically makes equity investments in companies whose stocks are included in the Russell 2500 Index, or in companies with total market capitalizations similar such companies ("small-cap companies").
                                                         The Fund normally invests at least 80% of its assets in
                                                         securities of small-cap companies.*

----------
* "Lehman-Brothers Aggregate Bond(R)" is a trademark of Lehman Brothers, Inc., "S&P 400(R)," "S&P 500(R)," "S&P/Citigroup Primary Market Index(R)," "S&P Mid Cap 400(R)" and "S&P Small Cap 600(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 1000(R)," "Russell 1000 Value(R)," "Russell 1000 Growth(R)," "Russell 2000(R)," "Russell 2000(R) Growth," "Russell 2500(R)," "Russell 2500 Value(R)," "Russell 2500 Growth(R)," "Russell 3000(R)," "Russell Midcap(R)," "Russell Midcap Growth(R)," "Russell 2000 Index(R)" and "Russell Midcap Value(R)" are trademarks of Frank Russell Company. "Dow Jones Wilshire 5000(R)" and "Wilshire 5000 Equity Index(R)" are trademarks of Wilshire Associates. "MSCI All Country World ex-US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the funds is sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the funds.

FUND DETAILS

BUSINESS STRUCTURE

The description below states the basic business structure used by JHF II. The Fund is one fund of JHF II. The Board of Trustees of JHF II oversees its business activities and retains the services of the various firms that carry out the operations of the Fund.

The Trustees have the power to change the investment goal of the Fund without shareholder approval.

INVESTMENT ADVISER:      JOHN HANCOCK INVESTMENT MANAGEMENT SERVICES, LLC    Manages the Fund's business and investment activities.
                         601 Congress Street
                         Boston, MA 02210-2805

SUBADVISER:              MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED   Provides portfolio management to the Fund.
                         200 Bloor Street
                         East Toronto
                         Ontario, Canada M4W1ES

PRINCIPAL DISTRIBUTOR:   JOHN HANCOCK FUNDS, LLC                             Markets the Fund and distributes shares through selling
                                                                             brokers, financial planners and other financial
                                                                             representatives.

TRANSFER AGENT:          JOHN HANCOCK SIGNATURE SERVICES, INC.               Handles shareholder services, including recordkeeping
                                                                             and statements, distribution of dividends and
                                                                             processing of buy and sell requests.

CUSTODIAN:               STATE STREET BANK & TRUST CO.                       Holds the Fund's assets, settles all portfolio trades
                         2 Avenue de Lafayette                               and collects most of the valuation data required for
                         Boston, MA 02111                                    calculating the Fund's NAV.

MANAGEMENT FEE SCHEDULE

JHF II accrues and pays daily to the Adviser a management fee for the Fund. The management fee has two components: (a) a fee on assets invested in affiliated Funds ("Affiliated Fund Assets"); and (b) a fee on assets not invested in Affiliated Funds ("Other Assets"). Affiliated Funds are any Fund of JHF II and JHF III.

The fee on Affiliated Fund Assets is stated as an annual percentage of the current value of the aggregate net assets of the Fund and the Retirement Distribution Portfolio and determined in accordance with the following schedule and that rate is applied to the Affiliated Fund Assets of the Fund.

FEE TABLE FOR AFFILIATED FUND ASSETS

    FIRST       EXCESS OVER
$500 MILLION   $500 MILLION
------------   ------------
    0.06%          0.05%

The fee on Other Assets is stated as an annual percentage of the current value of the aggregate net assets of the Fund and the Retirement Rising Distribution Portfolio determined in accordance with the following schedule and that rate is applied to the Other Assets of the Fund.

FEE TABLE FOR OTHER ASSETS

    FIRST       EXCESS OVER
$500 MILLION   $500 MILLION
------------   ------------
   0.51%          0.50%

BUSINESS STRUCTURE

THE ADVISER

John Hancock Investment Management Services, LLC is the investment adviser to JHF II. The Adviser administers the business and affairs of JHF II and retains and compensates an investment subadviser to manage the assets of the Fund.

The Adviser and the subadviser to the Fund are registered as investment advisers under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC and its subsidiaries operate as "Manulife Financial" in Canada and Asia and primarily as "John Hancock" in the U.S.

THE SUBADVISER

MFC Global (U.S.A.) is the subadviser to the Fund. MFC Global (U.S.A.) provides investment advisory services to individual and institutional investors and is a wholly owned subsidiary of MFC.

The subadviser is compensated by the Adviser, and not by the Fund.

Pursuant to an order received from the SEC, the Adviser, subject to Board of Trustees' approval, is permitted to appoint a new subadviser for the Fund or change the terms of the subadvisory agreement without obtaining shareholder approval. As a result, JHF II is able from time to time to change the Fund's subadviser or the fees paid to the subadviser without the expense and delays associated with holding a shareholders' meeting. The SEC order does not, however, permit the Adviser to appoint a subadviser that is an affiliate of the Adviser or JHF II (other than by reason of serving as a subadviser) or change the subadvisory fee of an affiliated subadviser without shareholder approval.

ADVISORY AND SUBADVISORY CONTRACTS

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory and subadvisory contracts of the Fund will be available in the Fund's semiannual report to shareholders for the six months ending February 28, 2008.

MANAGEMENT BIOGRAPHIES

Below is information about the portfolio managers for the Fund, including a brief summary of their business careers over the past five years. The portfolio managers operate as a team and no one person has been designated the lead portfolio manager. Investment decisions are made by the team and not by any one portfolio manager individually. Appendix C of the SAI includes information about each portfolio manager, including information about his or her compensation, accounts he or she manages other than the Fund and his or her ownership of Fund shares, if any.

- Barry Evans. Mr. Evans has been a portfolio manager of the Fund since January 2008 and joined John Hancock Advisers, an affiliate of MFC Global (U.S.A.) in 1986; and is President and Chief Operating Officer of MFC Global (U.S.) with responsibility for all U.S. and international fixed income strategies managed by the firm.

- Steve Orlich. Mr. Orlich has been a portfolio manager of the Fund since January 2008, joined MFC Global (U.S.A.) in 1998 and is Vice President and Senior Portfolio Manager, Asset Allocation.

- Demetrius Schetakis. Mr. Schetakis has been a portfolio manager of the Fund since January 2008 and is the lead manager of the team for the Lifecycle Retirement Portfolio. Mr. Schetakis joined MFC Global (U.S.A.) in June 2007 and has worked in the investment field since 1985. Prior to his current position, he worked at the Caisse de depot et placement du Quebec for five years, where he managed U.S. equities and a market neutral hedge fund.

- Mark Schmeer. Mr. Schmeer has been a portfolio manager of the Fund since January 2008, joined MFC Global (U.S.A.) in 1995 and is Senior Vice President and Managing Director, North American Equities for MFC Global (U.S.A.) as well as Chief Investment Officer of MFC Global (U.S.).

- Scott Warlow. Mr. Warlow has been a portfolio manager of the Fund since January 2008, joined MFC Global (U.S.A.) in 2002; is an Assistant Vice President and Portfolio Manager, Asset Allocation Portfolios; and is responsible for strategic asset allocations, style analysis of fund managers, and developing methods and models for tactical asset allocation.

FOR MORE INFORMATION

Two documents are available that offer further information on the Fund:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes financial statements, a discussion of the market conditions and investment strategies that significantly affected performance, as well as the auditors' report (in annual report only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information on all aspects of the Fund. The SAI includes a summary of JHF II's policy regarding disclosure of its portfolio holdings as well as legal and regulatory matters. A current SAI has been filed with the SEC and is incorporated by reference into (and is legally a part of) this prospectus.

TO REQUEST A FREE COPY OF THE CURRENT PROSPECTUS, ANNUAL/SEMI-ANNUAL REPORT OR THE SAI, TO REQUEST OTHER INFORMATION OR TO MAKE SHAREHOLDER INQUIRIES, PLEASE CONTACT JOHN HANCOCK:

BY MAIL: Mutual Fund Operations
John Hancock Signature Services, Inc.
PO Box 9510
Portsmouth, NH  03802-9510

BY PHONE: 1-800-225-5291
BY EASI-LINE: 1-800-338-8080
BY TDD: 1-800-554-6713
ON THE INTERNET: www.jhfunds.com

OR YOU MAY VIEW OR OBTAIN THESE DOCUMENTS FROM THE SEC:

BY MAIL: Public Reference Section
Securities and Exchange Commission
Washington, DC 20549-0102
(duplicating fee required)

IN PERSON: at the SEC's Public Reference Room in Washington, D.C.
For access to the Reference Room call 202-551-8090

BY ELECTRONIC REQUEST: publicinfo@sec.gov
(duplicating fee required)

On the Internet: www.sec.gov
1940 Act File No. 811-21779

(C)2007 JOHN HANCOCK FUNDS, LLC

JOHN HANCOCK FUNDS, LLC
MEMBER FINRA
601 Congress Street
Boston, MA 02210-2805

www.jhfunds.com

NOW AVAILABLE: ELECTRONIC DELIVERY
www.jhfunds.com/edelivery

                              JOHN HANCOCK FUNDS II

                       STATEMENT OF ADDITIONAL INFORMATION
                                December 31, 2007

                        RETIREMENT DISTRIBUTION PORTFOLIO

This Statement of Additional Information ("SAI") provides information about a separate series of John Hancock Funds II ("JHF II"): the Retirement Distribution Portfolio (Class A, Class B, Class C, Classes R, R1, R2, R3, R4 and R5, Class 1 and Class I only) (the "Fund") in addition to the information that is contained in the Fund's prospectus dated December 26, 2007 (the "Prospectus"). In this SAI, the term "fund" refers generally to all of the series of JHF II, including the Fund.

The Fund is a "fund of funds" that currently invests in a number of other funds of JHF II and John Hancock Funds III ("JHF III") and may also invest in other funds for which the Fund's investment adviser or any of its affiliates serves as investment adviser (each, an "Affiliated Underlying Fund"). In addition, the Fund may also invest in investment companies where the adviser is not the same as, or affiliated with, the adviser to the Fund and in the other permitted investments described in the Prospectus. (Collectively, all investment companies in which the Fund may invest, including Affiliated Underlying Funds, are referred to as "Underlying Funds.")

This SAI is not a prospectus. It should be read in conjunction with the Prospectus, copies of which can be obtained free of charge by contacting:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston, MA 02217-1000
                                 (800)-225-5291
                                 www.jhfunds.com

                                TABLE OF CONTENTS

ORGANIZATION OF JOHN HANCOCK FUNDS II ....................................     3
INVESTMENT POLICIES ......................................................     3
OTHER INSTRUMENTS ........................................................     7
RISK FACTORS .............................................................    22
HEDGING AND OTHER STRATEGIC TRANSACTIONS .................................    31
INVESTMENT RESTRICTIONS ..................................................    42
PORTFOLIO TURNOVER .......................................................    44
THOSE RESPONSIBLE FOR MANAGEMENT .........................................    44
SHAREHOLDERS OF JHF II ...................................................    50
INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES ....................    50
DISTRIBUTION AGREEMENTS ..................................................    53
SALES COMPENSATION .......................................................    54
NET ASSET VALUE ..........................................................    59
ELIGIBLE INVESTORS FOR CLASS R, R1, R2, R3, R4, R5, 5 AND CLASS 1
   SHARES ................................................................    66
SPECIAL REDEMPTIONS ......................................................    67
ADDITIONAL SERVICES AND PROGRAMS .........................................    67
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES ..........................    69
DESCRIPTION OF FUND SHARES ...............................................    70
ADDITIONAL INFORMATION CONCERNING TAXES ..................................    71
PORTFOLIO BROKERAGE ......................................................    75
LEGAL AND REGULATORY MATTERS .............................................    77
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................    77
CUSTODY OF PORTFOLIO SECURITIES ..........................................    77
CODES OF ETHICS ..........................................................    77
APPENDIX A -- DEBT SECURITY RATINGS ......................................   A-1
APPENDIX B -- POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS ..........   B-1
APPENDIX C -- PORTFOLIO MANAGER INFORMATION ..............................   C-1
APPENDIX D -- PROXY VOTING POLICIES AND PROCEDURES .......................   D-1

ORGANIZATION OF JOHN HANCOCK FUNDS II

JHF II was organized on June 28, 2005 as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a series of JHF II.

John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC) (the "Adviser") is the investment adviser to JHF II and the Fund. The Adviser is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Adviser is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily as John Hancock in the United States, the group offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners.

MFC trades as 'MFC' on the Toronto Stock Exchange, New York Stock Exchange (the "NYSE") and Philippine Stock Exchange, and under '0945' on the Stock Exchange of Hong Kong. MFC can be found on the Internet at www.manulife.com.

INVESTMENT POLICIES

The principal strategies and risks of investing in the Fund are described in the Prospectus. Unless otherwise indicated in the applicable Prospectus or SAI, the investment objective and policies of the Fund may be changed without shareholder approval. The Fund and the Underlying Funds may invest in the types of instruments described below, unless otherwise indicated in the applicable Prospectus or SAI.

The Fund seeks to provide a targeted (non-guaranteed) quarterly distribution as described in the Prospectus. The Fund intends to apply for an order from the Securities and Exchange Commission (the "SEC") granting it an exemption from
Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There can be no assurance as to when or whether the SEC will grant such relief. As a result, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act in the absence of such an exemptive order.

MONEY MARKET INSTRUMENTS

Money market instruments (and other securities as noted under the Fund description) may be purchased for temporary defensive purposes.

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

U.S. GOVERNMENT OBLIGATIONS. U.S. government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

GNMA OBLIGATIONS. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA"), which guarantee is supported by the full faith and credit of the U.S. government.

U.S. AGENCY OBLIGATIONS. U.S. government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. government pursuant to authority granted by Congress. U.S. government agency obligations include, but are not limited to:

-    Student Loan Marketing Association;

-    Federal Home Loan Banks ("FHLBs");

-    Federal Intermediate Credit Banks; and

-    Federal National Mortgage Association ("Fannie Mae").

U.S. INSTRUMENTALITY OBLIGATIONS. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Fannie Mae, FHLBs and the Federal Home Loan Mortgage Corporation ("Freddie Mac") are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. government will provide financial support for the obligations of such U.S. government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, "U.S. government securities" refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. government.

MUNICIPAL OBLIGATIONS

MUNICIPAL BONDS. Municipal bonds are issued to obtain funding for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the subadviser in determining whether a municipal obligation meets investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

MUNICIPAL NOTES. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the federal income tax treatment of municipal obligations issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service ("Fitch") represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See Appendix A for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS

CANADIAN GOVERNMENT OBLIGATIONS. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

CANADIAN CROWN OBLIGATIONS. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown Agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown Agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

-    Export Development Corporation;

-    Farm Credit Corporation;

-    Federal Business Development Bank; and

-    Canada Post Corporation.

In addition, certain Crown Agencies that are not, by law, agents of Her Majesty, may issue obligations that, by statute, the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown Agencies that are not, by law, agents of Her Majesty, may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown Agencies that are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

PROVINCIAL GOVERNMENT OBLIGATIONS. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

PROVINCIAL CROWN AGENCY OBLIGATIONS. Provincial Crown Agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("Provincial Crown Agencies") pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain Provincial Crown Agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other Provincial Crown Agencies that are not, by law, agents of Her Majesty in right of a particular province of Canada, may issue obligations that, by statute, the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other Provincial Crown Agencies that are not, by law, agencies of Her Majesty, may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies that are not agents of Her Majesty, which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

-    provincial railway corporation;

-    provincial hydroelectric or power commission or authority;

-    provincial municipal financing corporation or agency; and

-    provincial telephone commission or authority.

Any Canadian obligation acquired will be payable in U.S. dollars.

CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANKERS' ACCEPTANCES

CERTIFICATES OF DEPOSIT. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

TIME DEPOSITS. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

BANKERS' ACCEPTANCES. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

These obligations are not insured by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER

Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., "lending") fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

A subadviser will only invest in variable amount master demand notes issued by companies that, at the date of investment, have an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P and that the applicable subadviser has determined present minimal risk of loss. A subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a net asset value per share ("NAV") is determined. The NAV will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

CORPORATE OBLIGATIONS

Corporate obligations are bonds and notes issued by corporations to finance long-term credit needs.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a fund to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit the opportunity to earn a return on cash that is only temporarily available. Repurchase agreements may be entered with banks, brokers or dealers. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.

Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

A subadviser shall engage in a repurchase agreement transaction only with those banks or broker/dealers who meet the subadviser's quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Adviser also may engage in repurchase agreement transactions. The counterparties to a repurchase agreement transaction are limited to a:

-    Federal Reserve System member bank;

- primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division; or

- broker/dealer that reports U.S. government securities positions to the Federal Reserve Board.

The Adviser and the subadvisers will continuously monitor the respective transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation's market value. A fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.

FOREIGN REPURCHASE AGREEMENTS

Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if it is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

OTHER INSTRUMENTS

The following discussion provides an explanation of some of the other instruments in which the Fund and the Underlying Funds may directly invest.

WARRANTS

Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, a fund sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund's NAV. A fund will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

MORTGAGE SECURITIES

PREPAYMENT OF MORTGAGES. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a fund that invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

-    one-year, three-year and five-year constant maturity Treasury Bill rates;

-    three-month or six-month Treasury Bill rates;

-    11th District Federal Home Loan Bank Cost of Funds;

-    National Median Cost of Funds; or

- one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

During periods of increasing rates, a fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or "cap rates" for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages that remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a fund's NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

PRIVATELY-ISSUED MORTGAGE SECURITIES. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

-    mortgage bankers;

-    commercial banks;

-    investment banks;

-    savings and loan associations; and

-    special purpose subsidiaries of the foregoing.

Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the GNMA or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A fund that invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.

The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so-called "subprime mortgages" (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher, which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.

CMOs purchased by a fund may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES ("STRIPS"). A fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

STRIPPED MORTGAGE SECURITIES. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the funds invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a fund's net assets. See "Other Investments - Illiquid Securities."

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and SAI, is expected to contribute to a fund's relatively stable NAV.

Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a fund.

TYPES OF CREDIT SUPPORT. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described under "Asset-Backed Securities."

ASSET-BACKED SECURITIES

The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a fund's ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in the prospectus disclosure for a fund, a fund will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's.

As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A fund investing in asset-backed securities will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies."

TYPES OF CREDIT SUPPORT. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

-    liquidity protection; and

-    default protection.

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Some examples of credit support include:

- "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);

- creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and

- "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

COLLATERALIZED DEBT OBLIGATIONS. A fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the bulk of defaults from the bonds or loans in the CBO trust or CLO trust, as applicable, and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying assets, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. In the case of all CBO or CLO tranches, the market prices of and yields on tranches with longer terms to maturity tend to be more volatile than those of tranches with shorter terms to maturity due to the greater volatility and uncertainty of cash flows.

The risks of an investment in a CDO depend largely on the quality of the collateral and the tranches of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for treatment as a liquid security. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to the possibility that: (i) distributions from the collateral will not be adequate to meet the CDOs' obligations to make interest or other payments; (ii) the quality of the collateral assets may decline or the obligors of those assets may default; (iii) the funds (excluding the Lifestyle Trusts series of JHF II) may invest in CDO tranches that are subordinate to other tranches and, therefore, receive payments only after the obligations of the more senior tranches have been satisfied; and
(iv) the complex structure of the CDO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ZERO COUPON SECURITIES, DEFERRED INTEREST BONDS AND PAY-IN-KIND BONDS

Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

ISSUERS OF ZERO COUPON SECURITIES AND PAY-IN-KIND BONDS. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies."

TAX CONSIDERATIONS. Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company ("RIC") and avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

A fund may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

HIGH YIELD (HIGH RISK) DOMESTIC CORPORATE DEBT SECURITIES

High yield U.S. corporate debt securities include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates except bank loans, which usually have floating rates. Bonds may also have variable rates of interest or debt securities that involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.

BRADY BONDS

Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, a fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

- the exchange of outstanding commercial bank debt for bonds issued at 100% of face value, which carry a below-market stated rate of interest (generally known as par bonds);

- bonds issued at a discount from face value (generally known as discount bonds);

-    bonds bearing an interest rate that increases over time; and

- bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above current six-month LIBOR. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, a fund investing in Brady Bonds will purchase Brady Bonds in secondary markets in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

Brady Bonds may have limited or no collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a fund invest are likely to be acquired at a discount.

SOVEREIGN DEBT OBLIGATIONS

Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

INDEXED SECURITIES

Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

HYBRID INSTRUMENTS

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

CHARACTERISTICS OF HYBRID INSTRUMENTS. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following:

- prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"); or

- an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks").

Hybrid Instruments may take a variety of forms, including, but not limited to:

- debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;

- preferred stock with dividend rates determined by reference to the value of a currency; or

- convertible securities with the conversion terms related to a particular commodity.

USES OF HYBRID INSTRUMENTS. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the fund may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

RISKS OF INVESTING IN HYBRID INSTRUMENTS. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various Benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See "Hedging and Other Strategic Transactions" for a description of certain risks associated with investments in futures, options, and forward contracts.

VOLATILITY. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or underlying asset may not move in the same direction or at the same time.

LEVERAGE RISK. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or underlying asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

LIQUIDITY RISK. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter ("OTC") market without the guarantee of a central clearing organization or in a transaction between a fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor that the fund would have to consider and monitor.

LACK OF U.S. REGULATION. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a fund that invests in such instruments.

ADRS, EDRS, GDRS AND IDRS

Securities of foreign issuers may include American Depository Receipts, European Depositary Receipts, Global Depositary Receipts, and International Depositary Receipts ("ADRs," "EDRs," "GDRs," and "IDRs," respectively). Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities.

Securities of foreign issuers also include EDRs, GDRs, and IDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs, GDRs, and IDRs are not necessarily quoted in the same currency as the underlying security.

VARIABLE AND FLOATING RATE OBLIGATIONS

Investments in floating or variable rate securities normally will involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the investing fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of: (i) the notice period required before a fund is entitled to receive payment of the obligation upon demand; or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the investing fund through the demand feature, the obligations mature on a specified date that may range up to thirty years from the date of issuance.

EXCHANGE TRADED FUNDS ("ETFS")

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying securities and ETFs have management fees, which increase their costs.

ADDITIONAL INVESTMENT POLICIES

The following provides a more detailed explanation of some investment policies.

LENDING SECURITIES

The Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Adviser. In addition, the Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting unless it recalls the loaned securities in advance of the record date for the meeting.

WHEN-ISSUED SECURITIES/FORWARD COMMITMENTS

In order to help ensure the availability of suitable securities, a fund may purchase debt or equity securities on a "when-issued" or on a "forward commitment" basis. Purchasing securities on a when-issued or forward commitment basis means that the obligations will be delivered to a fund at a future date, which may be one month or longer after the date of the commitment. Except as may be imposed by these factors, there is no limit on the percent of a fund's total assets that may be committed to such transactions.

Under normal circumstances, a fund purchasing securities on a when-issued or forward commitment basis will take delivery of the securities, but a fund may, if deemed advisable, sell the securities before the settlement date. In general, a fund does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. A fund does, however, record the transaction and reflect the value each day of the securities in determining its NAV. At the time of delivery, the value of when-issued or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a fund will maintain on its records liquid assets consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward commitment securities. The availability of liquid assets for this purpose and the effect of asset segregation on a fund's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which a fund may purchase when-issued or forward commitment securities.

MORTGAGE DOLLAR ROLLS

Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A fund may also be compensated by receipt of a commitment fee. A fund may only enter into "covered rolls." A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction or for which a fund maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities. A mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund's NAV.

ILLIQUID SECURITIES

The Fund may not invest more than 15% of its net assets in securities that are not readily marketable ("illiquid securities"). Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Illiquid securities may include, but are not limited to: (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) time deposits maturing in more than seven calendar days; and (d) securities of new and early stage companies whose securities are not publicly traded.

Rule 144A Securities are excluded from the limitation on illiquid securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), or other exemptions from the registration requirements of the 1933 Act may be excluded from the 15% limitation on illiquid securities. The subadvisers decide, subject to the Trustees' oversight, whether securities sold pursuant to Rule 144A are readily marketable for purposes of a fund's investment restriction. The subadvisers will also monitor the liquidity of Rule 144A securities held by the funds for which they are responsible. To the extent that Rule 144A securities held by a fund should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of a fund could be adversely affected.

SHORT SALES

A fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open a fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale "against-the-box").

A fund may also sell a security it does not own in anticipation of a decline in the market value of that security (a "short sale"). To complete such a transaction, a fund must borrow the security to make delivery to the buyer. A fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, a fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until a fund replaces a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that: (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a fund replaced the borrowed security. A fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale.

INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund may invest in other investment companies (including shares of closed-end investment companies, unit investment trusts, and open-end investment companies) to the extent permitted by federal securities laws (including the rules, regulations and interpretations thereunder) and to the extent permitted by exemptive relief obtained from the SEC by the custodian and the subadviser.

Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies' portfolio securities when traded OTC or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Loan participations are loans or other direct debt instruments that are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Investments in loans and loan participations will subject a fund to liquidity risk. Loans and loan participations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to restrictions on resale thereby making them potentially illiquid. For example, the purchase or sale of loans requires, in many cases, the consent of either a third party (such as the lead or agent bank for the loan) or of the borrower, and although such consent is, in practice, infrequently withheld, the consent requirement can delay a purchase or hinder a fund's ability to dispose of its investments in loans in a timely fashion. In addition, in some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the subadviser believes to be a fair price.

Corporate loans that a fund may acquire, or in which a fund may purchase a loan participation, are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, leverage recapitalizations and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions and greater credit risk than other investments.

Certain of the loan participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring a fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid).

The borrower of a loan in which a fund holds an interest (including through a loan participation) may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a fund derives interest income will be reduced. The effect of prepayments on a fund's performance may be mitigated by the receipt of prepayment fees, and the fund's ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.

A fund may invest in loans that pay interest at fixed rates and loans that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, LIBOR or another generally recognized base lending rate. Most floating rate loans are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. In addition, floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. While the seniority in rank and the security interest are helpful in reducing credit risk, such risk is not eliminated. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general, or if interest rates decline. While, because of this interest rate reset feature, loans with resetting interest rates provide a considerable degree of protection against rising interest rates, there is still potential for interest rates on such loans to lag changes in interest rates in general for some period of time. In addition, changes in interest rates will affect the amount of interest income paid to a fund as the floating rate instruments adjust to the new levels of interest rates. In a rising base rate environment, income generation will generally increase. Conversely, during periods when the base rate is declining, the income generating ability of the loan instruments will be adversely affected.

Investments in many loans have additional risks that result from the use of agents and other interposed financial institutions. Many loans are structured and administered by a financial institution (i.e. a commercial bank) that acts as the agent of the lending syndicate. The agent typically administers and enforces the loan on behalf of the other lenders in the lending syndicate. In addition, an institution, typically but not always the agent, holds the collateral, if any, on behalf of the lenders. A financial institution's employment as an agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g. an insurance company or government agency) similar risks may arise.

INDEX-RELATED SECURITIES ("EQUITY EQUIVALENTS")

A fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or S&P's Depository Receipts (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities compromising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities compromising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund's assets across a broad range of securities.

To the extent a fund invests in securities of other investment companies, including Equity Equivalents, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operations. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting Equity Equivalents could adversely affect the liquidity and value of the shares of a fund.

FIXED INCOME SECURITIES

Investment grade bonds are those rated in the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P. Obligations rated in the lowest of the top four rating categories (such as Baa by Moody's or BBB by S&P) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. In addition, it is possible that Moody's, S&P and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a fund, although the subadviser will consider these events in determining whether it should continue to hold the securities.

MARKET CAPITALIZATION WEIGHTED APPROACH

A fund's structure may involve market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer's relative market capitalization. Market capitalization weighting will be adjusted by the subadviser, for a variety of factors. A fund may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum portion of the assets of the fund. Additionally, the subadviser may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by the subadviser given market conditions. The subadviser may exclude the eligible security of a company that meets applicable market capitalization criterion if it determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets by international investors. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management); (ii) treasury shares; or
(iii) shares subject to foreign ownership restrictions.

Deviation from market capitalization weighting also will occur because the subadviser generally intends to purchase in round lots. Furthermore, the subadviser may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of a fund's assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting.

Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, would be purchased under a market capitalization weighted approach. Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the subadviser will prepare a list of companies whose stock is eligible for investment by the fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the subadviser then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. This deviation could be substantial if a significant amount of holdings of a fund change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the subadviser may limit or adjust the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also deviate from target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of countries will likely vary from their weighting in published international indices.

RISK FACTORS

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. As described in the Prospectus, by owning shares of the Underlying Funds, the Fund indirectly invests in the securities and instruments held by the Underlying Funds and bears the same risks as those in which it invests.

EQUITY SECURITIES

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies invested in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FIXED INCOME SECURITIES

Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk; and (b) credit quality risk.

INTEREST RATE RISK. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

CREDIT QUALITY RISK. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Funds that may invest in lower-rated fixed income securities are riskier than funds that may invest in higher-rated fixed income securities.

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY

Investment grade fixed income securities in the lowest rating category (rated Baa by Moody's or BBB by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER-RATED FIXED INCOME SECURITIES

Lower-rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P). The principal risks of investing in these securities are as follows:

RISK TO PRINCIPAL AND INCOME. Investing in lower-rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

PRICE VOLATILITY. The price of lower-rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

LIQUIDITY. The market for lower-rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

DEPENDENCE ON SUBADVISER'S OWN CREDIT ANALYSIS. While a subadviser to a fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher-rated securities.

ADDITIONAL RISKS REGARDING LOWER-RATED CORPORATE FIXED INCOME SECURITIES. Lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities.

Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

ADDITIONAL RISKS REGARDING LOWER-RATED FOREIGN GOVERNMENT FIXED INCOME SECURITIES. Lower-rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

SMALL AND MEDIUM SIZE COMPANIES

SURVIVAL OF SMALL OR UNSEASONED COMPANIES. Companies that are small or unseasoned (i.e., less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

CHANGES IN EARNINGS AND BUSINESS PROSPECTS. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

LIQUIDITY. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

IMPACT OF BUYING OR SELLING SHARES. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

PUBLICLY AVAILABLE INFORMATION. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security.

MEDIUM SIZE COMPANIES. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

CURRENCY FLUCTUATIONS. Investments in foreign securities may cause a fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and a fund could still lose money.

POLITICAL AND ECONOMIC CONDITIONS. Investments in foreign securities subject a fund to the political or economic conditions of the foreign country. These conditions could cause a fund's investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries that are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a fund from selling its investment and taking the money out of the country.

REMOVAL OF PROCEEDS OF INVESTMENTS FROM A FOREIGN COUNTRY. Foreign countries, especially emerging market countries, often have currency controls or restrictions that may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

NATIONALIZATION OF ASSETS. Investments in foreign securities subject a fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

SETTLEMENT OF SALES. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause a fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

INVESTOR PROTECTION STANDARDS. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

INVESTMENT COMPANY SECURITIES

A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

FUND OF FUNDS RISK FACTORS

The Fund is a fund of funds and may invest in shares of the Underlying Funds. The following discussion provides information on the risks of investing in the Fund.

As permitted by Section 12 of the 1940 Act, the Fund invests in Underlying Funds and may reallocate or rebalance assets among the Underlying Funds.

From time to time, an Underlying Fund may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of the Fund ("Rebalancings"), as effected by its subadviser, MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)"). Shareholders should note that Rebalancings may affect the Underlying Funds. The Underlying Funds subject to redemptions by the Fund may find it necessary to sell securities; and the Underlying Funds that receive additional cash from the Fund will find it necessary to invest the cash. The impact of Rebalancings is likely to be greater when the Fund owns, redeems, or invests in, a substantial portion of an Underlying Fund. Rebalancings could affect the Underlying Funds, which could adversely affect their performance and, therefore, the performance of the Fund.

Both the Adviser and MFC Global (U.S.A.) will monitor the impact of Rebalancings on the Underlying Funds and attempt to minimize any such adverse impact, consistent with pursuing the investment objective of the Fund. However, there is no guarantee that the Adviser and MFC Global (U.S.A.) will be successful in doing so.

Possible Adverse Effects of Rebalancings on the Underlying Funds:

1. The Underlying Funds could be required to sell securities or to invest cash, at times when they may not otherwise desire to do so.

2. Rebalancings may increase brokerage and/or other transaction costs of the Underlying Funds.

3. When the Fund owns a substantial portion of an Underlying Fund, a large redemption by the Fund could cause that Underlying Fund's expenses to increase and could result in its portfolio becoming too small to be economically viable.

4. Rebalancings could accelerate the realization of taxable capital gains in the Underlying Funds subject to large redemptions if sales of securities results in capital gains.

Both the Fund and the Underlying Funds are managed by the Adviser. MFC Global (U.S.A.), which is an affiliate of the Adviser, is the subadviser to the Fund and to certain of the Underlying Funds. Shareholders should note that the Adviser has the responsibility to oversee and monitor both the Fund, and the Underlying Funds and MFC Global (U.S.A.) has the responsibility to manage both the Fund and certain of the Underlying Funds. The Adviser and MFC Global (U.S.A.) will monitor the impact of Rebalancings on the Underlying Funds and attempt to minimize any adverse effect of the Rebalancings on the Underlying Funds, consistent with pursuing the investment objective of the Fund.

With respect to Rebalancings, shareholders should also note that MFC Global (U.S.A.) as the subadviser to both the Fund and certain of the Underlying Funds, may appear to have incentive to allocate more Fund assets to those Underlying Funds that it subadvises. However, the Adviser believes it has no financial incentive since the net amount of advisory fee retained after payment of the subadvisory fee is the same for all the Affiliated Underlying Funds, although the Adviser's ultimate controlling parent, MFC, may appear to have an incentive to do so since it also controls MFC Global (U.S.A.). The Adviser will monitor MFC Global (U.S.A.)'s allocation of Fund assets to the Underlying Funds to attempt to ensure that assets are not allocated to other MFC Global (U.S.A.)-subadvised portfolios unless it is in the best interest of the Fund to do so. In addition, prior to appointing MFC Global (U.S.A.) as subadviser to an Underlying Fund, the Board of Trustees will consider the affiliation between the Adviser and MFC Global (U.S.A.) as one of its factors in approving such appointment.

STRIPPED SECURITIES

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent participating interests in pools of residential mortgage loans that are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of a fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities that provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments that are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to a fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect that will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs are mortgage-backed securities issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

ASSET-BACKED SECURITIES. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

SECURITIES LINKED TO THE REAL ESTATE MARKET

Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include:

-    declines in the value of real estate;

-    risks related to general and local economic conditions;

-    possible lack of availability of mortgage funds;

-    overbuilding;

-    extended vacancies of properties;

-    increased competition;

-    increases in property taxes and operating expenses;

-    change in zoning laws;

-    losses due to costs resulting from the clean-up of environmental problems;

- liability to third parties for damages resulting from environmental problems;

-    casualty or condemnation losses;

-    limitations on rents;

-    changes in neighborhood values and the appeal of properties to tenants; and

-    changes in interest rates.

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of a fund's shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

Securities of companies in the real estate industry include real estate investment trusts ("REITs"), including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies" for a discussion of the risks associated with investments in these companies.

INDUSTRY OR SECTOR INVESTING

When a fund's investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

INTERNET-RELATED INVESTMENTS. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to: (a) rapidly changing technology; (b) extensive government regulation; and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings that they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any fund that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.

FINANCIAL SERVICES INDUSTRY. A fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

BANKING. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

INSURANCE. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

OTHER FINANCIAL SERVICES COMPANIES. Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

TELECOMMUNICATIONS. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

UTILITIES. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. For example, electric utilities in certain markets have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

HEALTH SCIENCES. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.

INITIAL PUBLIC OFFERINGS ("IPOS")

The Fund or an Underlying Fund may invest a portion of their assets in shares of IPOs, consistent with their investment objectives and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund's performance likely will decrease as the fund's asset size increases, which could reduce the fund's returns. IPOs may not be consistently available to a fund for investing, particularly as the fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

U.S. GOVERNMENT SECURITIES

The Fund or an Underlying Fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality that depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the GNMA. Securities that are only supported by the credit of the issuing agency or instrumentality include the Fannie Mae, the FHLBs and the Freddie Mac.

HIGH YIELD (HIGH RISK) SECURITIES

GENERAL. The Fund or an Underlying Fund may invest in high yield (high risk) securities, consistent with their investment objectives and policies. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also have greater risks than higher-rated securities as described below.

INTEREST RATE RISK. To the extent a fund invests primarily in fixed income securities, the NAV of the fund can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed income fund generally rise. Conversely, when interest rates rise, the value of a fixed income fund will decline.

LIQUIDITY. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore,


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

the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

These factors may have an adverse effect on the ability of funds investing in high yield securities to dispose of particular portfolio investments. These factors also may limit funds that invest in high yield securities from obtaining accurate market quotations to value securities and calculate NAV. If a fund investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the subadviser to value its investments.

Less liquid secondary markets may also affect a fund's ability to sell securities at their fair value. The Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a fund's assets invested in illiquid securities may increase.

NON-INVESTMENT GRADE CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

NON-INVESTMENT GRADE FOREIGN SOVEREIGN DEBT SECURITIES. Investing in non-investment grade foreign sovereign debt securities will expose funds to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

-    the obligor's balance of payments, including export performance;

-    the obligor's access to international credits and investments;

-    fluctuations in interest rates; and

-    the extent of the obligor's foreign reserves.

OBLIGOR'S BALANCE OF PAYMENTS. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

OBLIGOR'S ACCESS TO INTERNATIONAL CREDITS AND INVESTMENTS. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.


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

OBLIGOR'S FLUCTUATIONS IN INTEREST RATES. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates that are adjusted based upon international interest rates.

OBLIGOR'S FOREIGN RESERVES. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

THE CONSEQUENCES OF A DEFAULT. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, a fund holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

- reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds; and

-    obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit that may adversely affect a fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

SECURITIES IN THE LOWEST RATING CATEGORIES. Certain debt securities in which a fund may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P. These securities are rated Caa or lower by Moody's or CCC or lower by S&P. These securities are considered to have the following characteristics:

-    extremely poor prospects of ever attaining any real investment standing;

-    current identifiable vulnerability to default;

- unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions;

- are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations; and/or

-    are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund's shares.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in the fund. These strategies may also be used to gain exposure to a particular market. The hedging and other strategic transactions that may be used by a fund, consistent with their investment objectives and policies, are described below:

- exchange-listed and OTC put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,


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

-    financial futures contracts (including stock index futures);

-    interest rate transactions*;

-    currency transactions**;

- swaps (including interest rate, index, equity, credit default swaps and currency swaps); and

-    structured notes, including hybrid or "index" securities.

* A fund's interest rate transactions may take the form of swaps, caps, floors and collars.

** A fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may be used for the following purposes:

- to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations;

-    to protect a fund's unrealized gains in the value of its securities;

-    to facilitate the sale of a fund's securities for investment purposes;

-    to manage the effective maturity or duration of a fund's securities;

- to establish a position in the derivatives markets as a method of gaining exposure to a particular market; or

- to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options require segregation of portfolio assets in special accounts, as described under "Use of Segregated and Other Special Accounts."

PUT OPTIONS. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving a fund the right to sell the instrument at the option exercise price.

If and to the extent authorized to do so, a fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

RISK OF SELLING PUT OPTIONS. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

CALL OPTIONS. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A fund's purchase of a call option on an underlying instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

PARTIAL HEDGE OR INCOME TO THE FUND. If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by a fund or will increase a fund's income. Similarly, the sale of put options can also provide fund gains.

COVERING OF OPTIONS. All call options sold by a fund must be "covered" (that is, the fund must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).


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

RISK OF SELLING CALL OPTIONS. Even though a fund will receive the option premium to help protect it against loss, a call option sold by a fund will expose the fund during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

EXCHANGE-LISTED OPTIONS. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

-    insufficient trading interest in certain options;

-    restrictions on transactions imposed by an exchange;

- trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits;

-    interruption of the normal operations of the OCC or an exchange;

- inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or

- a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC OPTIONS. OCT options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the subadviser. In the absence of a change in the current position of the SEC's staff, OTC options purchased by a fund and the amount of the fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.


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

TYPES OF OPTIONS THAT MAY BE PURCHASED. A fund may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

A fund reserves the right to invest in options on instruments and indices that may be developed in the future to the extent consistent with applicable law, the investment objective and the restrictions set forth herein.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A fund may trade financial futures contracts (including stock index futures contracts that are described below) or purchase or sell put and call options on those contracts for the following purposes:

-    as a hedge against anticipated interest rate, currency or market changes;

-    for duration management;

-    for risk management purposes; and

-    to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

With respect to futures contracts that are not legally required to "cash settle," a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to "cash settle," such as Eurodollar, UK 90 day and Euribor futures; however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund's daily marked to market
(net) obligation, if any, (in other words, the fund's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures contracts, a fund will have the ability to employ such futures contracts to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

USE WILL BE CONSISTENT WITH APPLICABLE REGULATORY REQUIREMENTS. A fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

MARGIN. Maintaining a futures contract or selling an option on a futures contract will typically require a fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

SETTLEMENT. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

VALUE OF FUTURES CONTRACTS SOLD BY A FUND. The value of all futures contracts sold by a fund (adjusted for the historical volatility relationship between such fund and the contracts) will not exceed the total market value of the fund's securities.


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

STOCK INDEX FUTURES

DEFINITION. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

USES OF INDEX FUTURES. Below are some examples of how Index Futures may be used:

- In connection with a fund's investment in common stocks, a fund may invest in Index Futures while the subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

- A fund may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the fund's pending investment in such stocks when they do become available.

- Through the use of Index Futures, a fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs that may be associated with investment in multiple issuers. This may permit a fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) that may result from increases or decreases in positions already held by a fund.

- A fund may also invest in Index Futures in order to hedge its equity positions.

Hedging and other strategic transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate fund management purposes including gaining exposure to a particular securities market. The Fund will not act as a "commodity pool" (i.e., a pooled investment vehicle that trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

A fund may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, a fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

DESCRIPTION OF OPTIONS ON FINANCIAL INDICES. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

YIELD CURVE OPTIONS

A fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a fund may purchase or write such options for hedging purposes. For example, a fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the


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

underlying securities remains constant, if the spread moves in a direction or to an extent that was not anticipated. Yield curve options written by a fund will be "covered." A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the fund's net liability under the two options. Therefore, a fund's liability for such a covered option is generally limited to the difference between the amounts of the fund's liability under the option written by the fund less the value of the option held by it. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

CURRENCY TRANSACTIONS

A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

-    forward currency contracts;

-    exchange-listed currency futures contracts and options thereon;

-    exchange-listed and OTC options on currencies; and

-    currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under "Swap Agreements and Options on Swap Agreements."

A fund may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

A fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another.

A fund may also engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inceptions of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a fund enters into a non-deliverable forward transaction, its custodian will place segregated assets in a segregated account of the fund in an amount not less than the value of the fund's total assets committed to the consummation of such non-deliverable forward transaction. If the additional segregated assets placed in the segregated account decline in value or the amount of the fund's commitment increases because of changes in currency rates, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the fund's commitments under the non-deliverable forward agreement.

Since a fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the fund will succeed in pursuing contractual remedies. The fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.


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

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a fund could sustain losses on the non-deliverable forward transaction. A fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

TRANSACTION HEDGING. Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of the portfolio's securities or the receipt of income from them.

POSITION HEDGING. Position hedging involves entering into a currency transaction with respect to fund securities positions denominated or generally quoted in that currency.

CROSS HEDGING. A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure.

PROXY HEDGING. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund's securities denominated in linked currencies.

RISK OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from other fund transactions, as discussed below under "Risk Factors." If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a fund will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired fund management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund's objective.

SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS

Among the hedging and other strategic transactions into which a fund may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. The fund may also enter into options on swap agreements ("Swap Options").

A fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. A "quanto" or "differential" swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a fund's investment objectives and general investment polices, a fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

A fund may also enter into a Swap Option, which is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A fund may also write (sell) and purchase put and call Swap Options.

Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes a Swap Option than it will incur when it purchases a Swap Option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a Swap Option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by a fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or "earmarking" of liquid assets, to avoid any potential leveraging of a fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a fund's investment restriction concerning senior securities. No fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the fund's total assets.

A fund may also be authorized to enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A fund may be either the buyer or seller in the transaction. If a fund is a buyer and no credit event occurs, the fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a fund would effectively add leverage to the fund because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or "earmark" cash or liquid assets determined, or enter into certain offsetting positions, with a value at least equal to the fund's exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or "earmark" cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or "earmarking" will ensure that the fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the fund's portfolio. Such segregation or "earmarking" will not limit the fund's exposure to loss.

Whether a fund's use of swap agreements or Swap Options will be successful in furthering its investment objective of total return will depend on the subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a fund by the Code may limit its ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a fund's limitation on investments in illiquid securities.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that the subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it. If a subadviser attempts to use a swap as a hedge against, or as a substitute for, the fund investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the fund investment. This could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Many swaps are complex and often valued subjectively. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.

To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange-style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

EURODOLLAR INSTRUMENTS

A fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

Hedging and Other Strategic Transactions have special risks associated with them, including:

-    possible default by the counterparty to the transaction;

-    markets for the securities used in these transactions could be illiquid;
     and

- to the extent the subadviser's assessment of market movements is incorrect, the risk that the use of the hedging and other strategic transactions could result in losses to the Fund.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a fund's NAV, and possibly income. Losses can be greater than if Hedging and Other Strategic Transactions had not been used.

OPTIONS AND FUTURES TRANSACTIONS. Options transactions are subject to the following additional risks:

- option transactions could force the sale or purchase of fund securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a fund to hold a security it might otherwise sell (in the case of a call option); and

- options markets could become illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

- The degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund's position.

- Futures markets could become illiquid. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Although a fund's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

CURRENCY HEDGING. In addition to the general risks of hedging and other strategic transactions described above, currency hedging transactions have the following risks:

- Currency hedging can result in losses to a fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

- Proxy hedging involves determining the correlation between various currencies. If the subadviser's determination of this correlation is incorrect, a fund's losses could be greater than if the proxy hedging were not used.

- Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

CURRENCY FUTURES CONTRACTS AND OPTIONS ON CURRENCY FUTURES CONTRACTS. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

When conducted outside the United States, hedging and other strategic transactions will not only be subject to the risks described above, but could also be adversely affected by:

- foreign governmental actions affecting foreign securities, currencies or other instruments;

- less stringent regulation of these transactions in many countries as compared to the United States;

- the lack of clearing mechanisms and related guarantees in some countries for these transactions;

- more limited availability of data on which to make trading decisions than in the United States;

- delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States;

- the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and

-    lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

Use of extensive hedging and other strategic transactions by a fund will require, among other things, that the fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated subcustodian, to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by: (a) holding the securities, instruments or currency required to be delivered; or (b) subject to any regulatory restrictions, segregating an amount of cash or other liquid asset at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below.

CALL OPTIONS. A call option on securities written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to the excess of the index value over the exercise price on a current basis.

PUT OPTIONS. A put option on securities written by a fund will require the fund to segregate cash or other liquid assets equal to the exercise price.

OTC OPTIONS. OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

CURRENCY CONTRACTS. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to a fund's obligations or to segregate cash or other liquid assets equal to the amount of the fund's obligations.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

SWAPS. A fund will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.

CAPS, FLOORS AND COLLARS. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A fund could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the fund. In addition, if it holds a futures contracts or forward contract, a fund could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high as or higher than the price of the contract held. Other hedging and strategic transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

No fund will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the fund and the contracts (e.g., the Beta volatility factor). In the alternative, however, a fund could maintain sufficient liquid assets in a segregated account equal at all times to the current market value of the open short position in futures contracts, call options written on futures contracts and call options written on securities indices, subject to any other applicable investment restrictions.

For purposes of this limitation, to the extent a fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

INVESTMENT RESTRICTIONS

There are two classes of investment restrictions to which JHF II is subject in implementing the investment policies of its funds: (a) fundamental; and (b) non-fundamental. Fundamental restrictions may only be changed by a vote of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Nonfundamental restrictions are subject to change by the Trustees without shareholder approval.

When submitting an investment restriction change to the holders of a fund's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular fund if a majority of the outstanding voting securities of the fund vote for the approval of the matter, notwithstanding: (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other fund affected by the matter; and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the JHF II.

Restrictions (1) through restriction (8) are fundamental. Restrictions (9) through (12) are non-fundamental.

FUNDAMENTAL

The Fund may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) below may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.)

In addition, unless the Fund is specifically excepted by the terms of a restriction:

(1) Concentration

The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) Diversification

The Fund has elected to be treated as a non-diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) Borrowing

The Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4) Underwriting

The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(5) Real Estate

The Fund may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

(6) Commodities

The Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7) Loans

The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8) Senior Securities

The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

NON-FUNDAMENTAL

Unless the Fund is specifically excepted by the terms of a restriction, the Fund will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, which are not readily marketable.

(10) Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the portfolio's net assets would be: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales "against-the-box" are not subject to this limitation.

(11) Purchase securities for the purpose of exercising control or management.

(12) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by a fund, except in an amount of not more than 33 1/3% of the value of the fund's total assets and then only to secure borrowings permitted by restrictions (3) and
(10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a fund's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadviser's assessment of the security), or change in the percentage of fund assets invested in certain securities or other instruments, or change in the average duration of a fund's investment portfolio, resulting from market fluctuations or other changes in a fund's total assets will not require a fund to dispose of an investment until the subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the fund. In the event that rating services assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

PORTFOLIO TURNOVER

The annual rate of portfolio turnover will normally differ for each fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of fund securities during the fiscal year by the monthly average of the value of the fund's securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less).

THOSE RESPONSIBLE FOR MANAGEMENT

The business of JHF II, an open-end management investment company, is managed by its Board of Trustees, including certain Trustees who are not "interested persons" (as defined by the 1940 Act) of the Funds (the "Independent Trustees"). The Trustees elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the Trustees and officers of JHF II are also officers or Directors of the Adviser, or officers or Directors of the principal distributor to the funds, John Hancock Funds, LLC (the "Distributor"). The tables below present certain information regarding the Trustees and officers of JHF II, including their principal occupations. Each Trustee oversees all Funds of JHF II, and some Trustees also oversee other funds in the John Hancock fund complex. As of August 31, 2007, the John Hancock fund complex consisted of 273 funds (including separate series of series mutual funds): JHF II (95 funds), John Hancock Funds III (13 funds); John Hancock Trust (112 funds); and 53 other John Hancock funds (the "John Hancock Fund Complex").

INDEPENDENT TRUSTEES

                                                                                         NUMBER OF FUNDS IN
NAME, ADDRESS            POSITION(S) HELD   PRINCIPAL OCCUPATION(S) AND OTHER            FUND COMPLEX
AND BIRTH YEAR           WITH FUND (1)      DIRECTORSHIPS DURING PAST 5 YEARS            OVERSEEN BY TRUSTEE
--------------           ----------------   ------------------------------------         -------------------
Charles L. Bardelis      Trustee            President and Executive Officer, Island              209
601 Congress Street      (since 2005)       Commuter Corp. (Marine Transport).
Boston, MA 02210
Born: 1941                                  Trustee of John Hancock Trust (since
                                            1988).

Peter S. Burgess         Trustee (since     Consultant (financial, accounting and                209
601 Congress Street      2005)              auditing matters (since 1999); Certified
Boston, MA 02210                            Public Accountant; Partner, Arthur
Born: 1942                                  Andersen (prior to 1999).

                                            Director of the following publicly traded
                                            companies: PMA Capital Corporation (since
                                            2004) and Lincoln Educational Services
                                            Corporation (since 2004).

                                            Trustee of John Hancock Trust (since
                                            2005).

Elizabeth G. Cook        Trustee            Expressive Arts Therapist, Massachusetts             209
601 Congress Street      (since 2005)       General Hospital (September 2001 to
Boston, MA 02210                            present); Expressive Arts Therapist, Dana
Born: 1937                                  Farber Cancer Institute (September 2000 to
                                            January 2004); President, The Advertising
                                            Club of Greater Boston (1982 to 1998).


                                            Trustee of John Hancock Trust (since
                                            2005).

Hassell H. McClellan     Trustee            Associate Professor, The Wallace E.                  209
601 Congress Street      (since 2005)       Carroll School of Management, Boston
Boston, MA 02210                            College.
Born: 1945
                                            Trustee of John Hancock Trust (since
                                            2005).

James. M. Oates          Trustee            Managing Director, Wydown Group (financial           209
601 Congress Street,     (since 2005)       consulting firm)(since 1994); Chairman,
Boston, MA 02210-2801                       Emerson Investment Management, Inc. (since
Born: 1946                                  2000); Chairman, Hudson Castle Group, Inc.
                                            (formerly IBEX Capital Markets, Inc.)
                                            (financial services company) (1997 to
                                            2006). Director of the following publicly
                                            traded companies: Stifel Financial (since
                                            1996); Investor Financial Services
                                            Corporation (since 1995); and Connecticut
                                            River Bancorp, Director (since 1998).
                                            Director, Phoenix Mutual Funds (since
                                            1988); overseeing 20 portfolios).

                                            Trustee of John Hancock Trust (since
                                            2004).

(1) Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

INTERESTED TRUSTEE

                                                                                         NUMBER OF FUNDS IN
NAME, ADDRESS            POSITION(S) HELD   PRINCIPAL OCCUPATION(S) AND OTHER            FUND COMPLEX
AND BIRTH YEAR           WITH FUND          DIRECTORSHIPS DURING PAST 5 YEARS            OVERSEEN BY TRUSTEE
--------------           ----------------   ------------------------------------------   -------------------
James R. Boyle (1)       Trustee            President, John Hancock Annuities;                   262
601 Congress Street      (since 2005)       Executive Vice President, John Hancock
Boston, MA 02210                            Life Insurance Company (since June, 2004);
Born: 1959                                  President U.S. Annuities; Senior Vice
                                            President, The Manufacturers Life
                                            Insurance Company (U.S.A) (prior to 2004).

(1) The Trustee is an "interested person" (as defined in the 1940 Act) due to his position with MFC (or its affiliates), the ultimate controlling parent of the Adviser.

(2) Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                               NUMBER OF
                                                                                                               FUNDS IN FUND
                                                                                                               COMPLEX
NAME, YEAR OF BIRTH,   POSITION(S) HELD                      PRINCIPAL OCCUPATION(S) AND OTHER                 OVERSEEN BY
AND ADDRESS (1)        WITH THE TRUST        OFFICER SINCE   DIRECTORSHIPS DURING PAST 5 YEARS                 TRUSTEE
--------------------   -------------------   -------------   -----------------------------------------------   -------------
Keith F. Hartstein     President and Chief   (since 2005)    Senior Vice President, Manulife Financial         N/A
Born:  1956            Executive Officer                     Corporation (since 2004); Director, President
                                                             and Chief Executive Officer, the Adviser, The
                                                             Berkeley Group, John Hancock Funds, LLC (since
                                                             2005); Director, MFC Global Investment
                                                             Management (U.S.), LLC ("MFC Global (U.S.)")
                                                             (since 2005); Director, John Hancock Signature
                                                             Services, Inc. (since 2005); President and
                                                             Chief Executive Officer, John Hancock
                                                             Investment Management Services, LLC (since
                                                             2006); President and Chief Executive Officer,
                                                             John Hancock Funds II, John Hancock Funds III,
                                                             and John Hancock Trust; Director, Chairman and
                                                             President, NM Capital Management, Inc. (since
                                                             2005); Chairman, Investment Company Institute
                                                             Sales Force Marketing Committee (since 2003);
                                                             Director, President and Chief Executive
                                                             Officer, MFC Global (U.S.) (2005-2006);
                                                             Executive Vice President, John Hancock Funds,
                                                             LLC (until 2005);

Thomas M. Kinzler      Secretary and Chief   (since 2006)    Vice President and Counsel for John Hancock       N/A
Born: 1955             Legal Officer                         Life Insurance Company (U.S.A.) (since 2006);
                                                             Secretary and Chief Legal Officer, John Hancock
                                                             Funds, John Hancock Funds II, John Hancock
                                                             Funds III and John Hancock Trust (since 2006);
                                                             Vice President and Associate General Counsel
                                                             for Massachusetts Mutual Life Insurance Company
                                                             (1999-2006); Secretary and Chief Legal Counsel
                                                             for MML Series Investment Fund (2000-2006);
                                                             Secretary and Chief Legal Counsel for
                                                             MassMutual Institutional Funds (2000-2004);
                                                             Secretary and Chief Legal Counsel for
                                                             MassMutual Select Funds and MassMutual Premier
                                                             Funds (2004-2006).

Francis V. Knox, Jr.   Chief Compliance      (since 2005)    Vice President and Chief Compliance Officer,      N/A
Born: 1947             Officer                               John Hancock Investment Management Services,
                                                             LLC, the Adviser and MFC Global (U.S.) (since
                                                             2005); Chief Compliance Officer, John Hancock
                                                             Funds, John Hancock Funds II, John Hancock
                                                             Funds III and John Hancock Trust (since 2005);
                                                             Vice President and Assistant Treasurer,
                                                             Fidelity Group of Funds (until 2004); Vice
                                                             President and Ethics & Compliance Officer,
                                                             Fidelity Investments (until 2001).

Gordon M. Shone        Treasurer             (since 2005)    Treasurer, John Hancock Funds (since 2006);       N/A
Born: 1956                                                   John Hancock Funds II, John Hancock Funds III
                                                             and John Hancock Trust (since 2005); Vice
                                                             President and Chief Financial Officer, John
                                                             Hancock Trust (2003-2005); Senior Vice
                                                             President, John Hancock Life Insurance Company
                                                             (U.S.A.) (since 2001); Vice President, John
                                                             Hancock Investment Management Services, Inc.
                                                             and John Hancock Advisers, LLC (since 2006),
                                                             The Manufacturers Life Insurance Company
                                                             (U.S.A.) (1998-2000).

John G. Vrysen         Chief Operating       (since 2007)    Senior Vice President, Manulife Financial         N/A
Born: 1955             Officer                               Corporation (since 2006); Director, Executive
                                                             Vice President and Chief Operating Officer, the
                                                             Adviser, The Berkeley Group and John Hancock
                                                             Funds, LLC (June 2007-Present); Chief Operating
                                                             Officer, John Hancock Funds, John Hancock Funds
                                                             II, John Hancock Funds III, John Hancock Trust
                                                             (June 2007 to Present); Director, Executive
                                                             Vice President, and Chief Financial Officer,
                                                             the Adviser, The Berkeley Group and John
                                                             Hancock Funds, LLC (until June 2007); Executive
                                                             Vice President and Chief Financial Officer,
                                                             John

                                                             Hancock Investment Management Services, LLC
                                                             (since 2005), Vice President and Chief
                                                             Financial Officer, MFC Global (U.S.) (since
                                                             2005); Director, John Hancock Signature
                                                             Services, Inc. (since 2005); Chief Financial
                                                             Officer, John Hancock Funds, John Hancock Funds
                                                             II, John Hancock Funds III, John Hancock Trust
                                                             (2005-June 2007 ); Vice President and General
                                                             Manager, Fixed Annuities, U.S. Wealth
                                                             Management (until 2005); Vice President,
                                                             Operations Manulife Wood Logan (2000-2004).

Charles A. Rizzo       Chief Financial       (since 2007)    Chief Financial Officer, John Hancock Funds,      N/A
Born: 1959             Officer                               John Hancock Funds II, John Hancock Funds III
                                                             and John Hancock Trust (June 2007-Present);
                                                             Assistant Treasurer, Goldman Sachs Mutual Fund
                                                             Complex (registered investment companies)
                                                             (2005-June 2007); Vice President, Goldman Sachs
                                                             (2005-June 2007); Managing Director and
                                                             Treasurer of Scudder Funds, Deutsche Asset
                                                             Management (2003-2005); Director, Tax and
                                                             Financial Reporting, Deutsche Asset Management
                                                             (2002-2003); Vice President and Treasurer,
                                                             Deutsche Global Fund Services (1999-2002).

(1) Business address for the officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

BOARD COMMITTEES

At its initial meeting on August 23, 2005, the Board established the following committees: (i) an Audit Committee composed solely of Independent Trustees (Peter S. Burgess, Charles L. Bardelis and James M. Oates); (ii) a Nominating Committee composed of all of the Independent Trustees; (iii) a Compliance Committee composed solely of Independent Trustees (Elizabeth G. Cook, Hassell H, McClellan, F. David Rolwing and John D. Richardson) (the interested Trustees may serve as ex-officio members); and (iv) three Investment Committees, each composed solely of Independent Trustees (Investment Performance Committee A:
James M. Oates, John D. Richardson and Elizabeth G. Cook; Investment Performance Committee B: Charles L. Bardelis and F. David Rolwing; Investment Performance Committee C: Hassell H. McClellan, James R. Boyle and Peter S. Burgess) (with the interested Trustees and the President of JHF II serving as ex-officio members in certain cases). For the fiscal year ended August 31, 2007, the Audit Committee, Compliance Committee and two of three Investment Committees held four
(4) meetings and one of three Investment Committees held five (5) meetings; the Nominating Committee held no meetings.

AUDIT COMMITTEE. The Audit Committee reviews the internal and external accounting and auditing procedures of JHF II and, among other things, considers the selection of independent accountants for JHF II, approves all significant services proposed to be performed by the independent accountants and considers the possible effect of such services on the independent accountants' independence.

NOMINATING COMMITTEE. The Nominating Committee selects and nominates candidates as additional Independent Trustees or to fill vacancies on the Board. The Nominating Committee will consider candidates recommended by JHF II shareholders or group annuity contract owners investing in JHF II through insurance company separate accounts. Such candidates will be considered in the same manner as candidates recommended by other sources. Names of candidates recommended by shareholders or group annuity contract owners may be submitted to the

Secretary of JHF II at 601 Congress Street, Boston, Massachusetts 02210, along with relevant biographical information.

When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating Committee will generally consider, among other factors:
(i) whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Funds, with consideration being given to the person's business, academic or other experience and education and to such other factors as the Nominating Committee may consider relevant; (iv) the character and integrity of the person; and (v) desirable personality traits, including independence, leadership and ability to work with others. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, officers, shareholders, group annuity contract owners and any other source the Nominating Committee deems appropriate. In addition, the Nominating Committee may use the services of a professional search firm to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

COMPLIANCE COMMITTEE. The Compliance Committee reviews and makes recommendation to the full Board regarding certain compliance matters relating to JHF II, including the annual report of the Chief Compliance Officer of JHF II regarding its compliance program, matters relating to the pricing of the Funds, the Codes of Ethics of JHF II, the Adviser, the subadviser and regulatory changes.

INVESTMENT COMMITTEES. Each of the Investment Committee's subcommittees reviews investment performance and other matters relating to a particular group of Funds and the subadvisers to those Funds.

COMPENSATION OF TRUSTEES AND OFFICERS

The following table provides information regarding the compensation paid by JHF II and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. JHF II pays fees only to its Independent Trustees. Effective September 1, 2007, the Independent Trustees receive an annual retainer of $40,000 and a fee of $4,000 for attendance at meeting of the Trustees that they attend in person. Each Trustee is reimbursed for travel and other out-of-pocket expenses. The Chairman of the Board of Trustees receives an additional $30,000 annual retainer. The Chairman of the Audit Committee receives an additional $5,000 annual retainer. The Chairman of the Compliance Committee receives an additional $2,500 annual retainer.

                             COMPENSATION TABLE (1)

                                            TOTAL COMPENSATION FROM
                       TOTAL COMPENSATION      JHF II AND THE JOHN
NAME OF TRUSTEE            FROM JHF II      HANCOCK FUND COMPLEX (2)
---------------        ------------------   ------------------------
INDEPENDENT TRUSTEES
Charles L. Bardelis          $49,778                $205,000
Peter S. Burgess             $49,778                $215,000
Elizabeth Cook               $49,778                $212,500
Hassell H. McClellan         $49,778                $205,000
James M. Oates               $59,729                $275,000
John Richardson              $27,000                $110,000
INTERESTED TRUSTEE
James R. Boyle               $     0                $      0

(1) Compensation received for services as a Trustee. JHF II does not have a pension or retirement plan for any of its Trustees or officers. In addition, JHF II does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the Funds in the John Hancock Fund Complex that participates in the Plan.

(2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the fiscal year ended August 31, 2007.

TRUSTEE OWNERSHIP OF SHARES OF THE FUNDS

The table below lists the amount of securities of the Fund beneficially owned by each Trustee as of the date of this SAI. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:

A - $0
B - $1 up to and including $10,000
C - $10,001 up to and including $50,000
D - $50,001 up to and including $100,000
E - $100,001 or more

                                                                                        INTERESTED
                                                     INDEPENDENT TRUSTEES                 TRUSTEE
                              --------------------------------------------------------  ----------
                              CHARLES L.  PETER S.  ELIZABETH G.  HASSELL H.  JAMES M.   JAMES M.
FUND                           BARDELIS    BURGESS      COOK       MCCLELLAN    OATES      BOYLE
----                          ----------  --------  ------------  ----------  --------  ----------
Retirement Distribution Fund      N/A        N/A         N/A          N/A        N/A       N/A

* Information about Board approval of the Advisory and subadvisory agreements is available in the Annual/semi-annual reports.

SHAREHOLDERS OF JHF II

As of December 26, 2007, no shareholder owned of record or beneficially more than 5% of the outstanding shares of any class of shares of the Fund.

As of December 26, 2007, the Trustees and officers of JHF II, in the aggregate, beneficially owned less than 1% of the outstanding shares of each class of shares of the Fund.

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

THE ADVISORY AGREEMENT

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides supervision over all aspects of the Fund operations, except those that are delegated to a custodian, transfer agent or other agent. Subject to the general supervision of the Trustees, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the funds. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of the Fund and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees. The Adviser may elect directly to manage the investment and reinvestment of the assets of the funds, subject to the approval of the Trustees. In directly managing the assets, the Adviser will have the same responsibilities as those described below with respect to a subadviser under a subadvisory agreement.

JHF II bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating NAV; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the funds (including an allocable portion of the cost of the Adviser's employees rendering such services to the funds); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the Fund, the Adviser or any of their affiliates); expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

ADVISER COMPENSATION. As compensation for its services, the Adviser receives a fee from the funds, computed separately for each. The fee for the Fund is stated as an annual percentage of the current value of the "aggregate net assets" of the Fund. "Aggregate net assets" of the Fund include the net assets of the Fund and in most cases the net assets of one or more other funds (or portions thereof), but in each case only for the period during which the subadviser to the Fund also serves as the subadviser to the other funds (or portions thereof). The fee for the Fund is based on the applicable annual rate for it that for each day is equal to: (i) the sum of the amounts determined by applying the annual percentage rates for the fund to the applicable portions of aggregate net assets divided by; (ii) aggregate net assets (the "Applicable Annual Fee Rate"). The fee for the Fund is accrued and paid daily to the Adviser for each calendar day. The daily fee accruals are computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Fund. The management fees the Fund currently is obligated to pay the Adviser are as set forth in the Prospectus.

From time to time, the Adviser may reduce its fee or make other arrangements to limit a fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the fund's annual expenses fall below this limit.

Securities held by a fund may also be held by other funds or investment advisory clients for which the Adviser, a subadviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or subadviser for a fund or for other funds or clients for which the Adviser or subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or subadviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

THE SUBADVISORY AGREEMENTS

DUTIES OF THE SUBADVISERS. Under the terms of each of the current subadvisory agreements, the subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of JHF II's Board of Trustees and the Adviser. The subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the fund's prospectus. Each subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees with respect to the implementation of such programs. Each subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned portfolios.

SUBADVISORY FEES. As compensation for their services, the subadvisers receive fees from the Adviser computed separately for the Fund. In respect of the subadvisory consulting agreement, the fees are paid by the subadviser to the entity providing the consulting services as described below.

ADDITIONAL INFORMATION APPLICABLE TO SUBADVISORY AGREEMENTS

TERM OF EACH SUBADVISORY AGREEMENT. Each Subadvisory Agreement will initially continue in effect as to a fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to the fund) and thereafter if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a majority of the outstanding voting securities of the fund. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any fund if a majority of the outstanding voting securities of the fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of: (a) any other fund affected by the Agreement; or (b) all of the funds of JHF II.

FAILURE OF SHAREHOLDERS TO APPROVE CONTINUANCE OF ANY SUBADVISORY AGREEMENT. If the outstanding voting securities of a fund fail to approve any continuance of any Subadvisory Agreement, the party may continue to act as investment subadviser with respect to the fund pending the required approval of the continuance of such agreement or a new agreement with either that party or a different subadviser, or other definitive action.

TERMINATION OF THE AGREEMENTS. The Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the relevant fund. The following parties may terminate the agreements:

-    the Board of Trustees of the fund;

- with respect to the fund, a majority of the outstanding voting securities of the fund;

-    the Adviser; and

-    the respective subadviser.

The Subadvisory Agreements will automatically terminate in the event of their assignment.

AMENDMENTS TO THE AGREEMENTS. The subadvisory agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant fund (except as noted below) and by the vote of a majority of the Independent Trustees of the fund, the Adviser or the subadviser.

The required shareholder approval of any amendment shall be effective with respect to a fund if a majority of the outstanding voting securities of the fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other fund affected by the amendment; or (b) all the funds of JHF II.

As noted under "Subadvisory Arrangements" in the Prospectus, an SEC order permits the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amend a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

A discussion regarding the basis for the Board of Trustees' most recent approval of the investment advisory and subadvisory agreements of most of the funds will available in the semi annual report to shareholders for the period ended February 28, 2008.

OTHER SERVICES

PROXY VOTING. The Fund's proxy voting policies and procedures (the "JHF II's Procedures") delegate to the subadviser of the Fund the responsibility to vote all proxies relating to securities held by that Fund in accordance with the subadviser's proxy voting policies and procedures. A subadviser has a duty to vote or not vote such proxies in the best interests of the Fund it subadvises and its shareholders, and to avoid the influence of conflicts of interest. Complete descriptions of the JHF II's Procedures and the proxy voting procedures of each of the subadvisers are set forth in Appendix D to this SAI.

It is possible that conflicts of interest could arise for a subadviser when voting proxies. Such conflicts could arise, for example, when the subadviser or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when a fund, its Adviser or principal underwriter or any of their affiliates has an interest in the vote.

In the event a subadviser becomes aware of a material conflict of interest, JHF II's Procedures generally require the subadviser to follow any conflicts procedures that may be included in the subadvisers' proxy voting procedures. Although conflicts procedures will vary among subadvisers, they generally include one or more of the following:

(a) voting pursuant to the recommendation of a third party voting service;

(b) voting pursuant to pre-determined voting guidelines; or

(c) referring voting to a special compliance or oversight committee.

The specific conflicts procedures of each subadviser are set forth in its proxy voting procedures included in Appendix D. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.

Although a subadviser has a duty to vote all proxies on behalf of the fund it subadvises, it is possible that the subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadviser from trading the shares in the marketplace for a period of time, the subadviser may determine that it is not in the best interests of the fund to vote the proxies. The subadviser may also choose not to recall securities that have been lent in order to vote proxies for shares of the security since the fund would lose security lending income if the securities were recalled.

Information regarding how the Fund voted proxies relating to portfolio securities will be available: (1) without charge, upon request, by calling (800) 344-1029 (attention: Gordon Shone); and (2) on the SEC's Web site at www.sec.gov.

DISTRIBUTION AGREEMENTS

The Fund has a Distribution Agreement with John Hancock Funds, LLC. Under the agreement, the Distributor, located at 601 Congress Street, Boston, MA 02210-2805, is obligated to use its best efforts to sell shares of the Funds. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisers ("Selling Firms") that have entered into selling agreements with the Distributor. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Distributor accepts orders for the purchase of the shares of the Fund that are continually offered at NAV next determined, plus any applicable sales charge, if any.

JHF II's Trustees adopted Distribution Plans with respect to each class of shares (other than Class NAV shares) pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Under the 12b-1 Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.05% for Class 1 of the fund's average daily net assets attributable to shares of the respective class of shares. However, the service fees will not exceed 0.25% of the fund's average daily net assets attributable to each class of shares. The distribution fees under the 12b-1 Plans will be paid to the Distributor. The Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of shares of the particular class, including but not limited to: (i) compensation to Selling Firms and others (including affiliates of the Distributor) that are engaged in or support the sale of Fund shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares. The service fees under the 12b-1 Plans may be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. The fees paid under the Class 1 shares 12b-1 Plans may also be used for certain shareholder and administrative services.

The 12b-1 Plans and all amendments were approved by the Trustees, including a majority of the Independent Trustees, by votes cast in person at meetings called for the purpose of voting on the 12b-1 Plans.

Pursuant to the 12b-1 Plans, at least quarterly, the Distributor provides the Adviser with a written report of the amounts expended under the 12b-1 Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The 12b-1 Plans provide that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The 12b-1 Plans provide that it may be terminated without penalty: (a) by a vote of a majority of the Independent Trustees; and
(b) by a vote of a majority of each fund's outstanding shares of the applicable class upon 60 days' written notice to the Distributor. The 12b-1 Plans further provides that it may not be amended to increase materially the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the relevant fund that has voting rights with respect to the 12b-1 Plans. The 12b-1 Plans provide that no material amendment to the 12b-1 Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the relevant fund. The holders of Class 1 shares have exclusive voting rights with respect to the 12b-1 Plans applicable to their class of shares. In adopting the 12b-1 Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the 12b-1 Plans will benefit the holders of the applicable classes of shares of each Fund.

Class NAV shares of the funds are not subject to any 12b-1 Plan. Expenses associated with the obligation of the Distributor to use its best efforts to sell Class NAV shares will be paid by the Adviser or by the Distributor and will not be paid from the fees paid under the 12b-1 Plan for any other class of shares.

Amounts paid to the Distributor by any class of shares of a fund will not be used to pay the expenses incurred with respect to any other class of shares of that fund; provided, however, that expenses attributable to the fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, a fund may participate in joint distribution activities with other mutual funds and the costs of those activities will be borne by each fund in proportion to the relative NAV of the participating Fund.

The 12b-1 Plan recognizes that the Adviser may use its management fee revenue under the Advisory Agreement with the Fund as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of shares of the Fund. To the extent that the payment of management fees by a fund to the Adviser should be deemed to be the indirect financing of any activity primarily intended to result in the sale of shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by the 12b-1 Plan.

SALES COMPENSATION

As part of their business strategy, the Fund, along with the Distributor, pays compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The primary sources of Selling Firm compensation payments for sales of shares of the funds are: (1) the 12b-1 fees that are applicable to the class of shares being sold and that are paid out of a fund's assets; and (2), in the case of Class A, Class B and Class C shares, sales charges paid by investors. The sales charges and the 12b-1 fees are detailed in the Prospectus and under "Distribution Agreements," "Initial Sales Charge on Class A Shares" and "Deferred Sales Charge on Class B and Class C Shares" in this SAI. For Class NAV shares, the Distributor may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm that sells shares of the funds. This payment may not exceed 0.15% of the amount invested.

INITIAL COMPENSATION. Whenever you make an investment in Class A, Class B or Class C shares of a fund, the Selling Firm receives a reallowance/payment/commission as described in the section "First Year Broker or Other Selling Firm Compensation." The Selling Firm also receives the first year's 12b-1 service fee at that time.

ANNUAL COMPENSATION. For Class A, Class B and Class C shares of a fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

For Class R shares of the funds, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 distribution fee of 0.75% of its average daily net assets. For Classes R1 and R3 shares of the funds, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 distribution fee of 0.50% of its average daily net assets. For Classes R2 and R4 shares of the funds, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 distribution fee of 0.25% of its average daily net assets. See the table below for the "Selling Firm receives 12b-1 service fees." These service and distribution fees are paid monthly in arrears.

The Distributor may pay all or part of the Rule 12b-1 fees applicable to the Class 1 shares of a fund to one or more affiliated and unaffiliated insurance companies that have issued group annuity contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services contemplated by the 12b-1 Plan.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES. Shares of the Fund are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The Distributor may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Many firms that sell shares of the funds receive one or more types of these cash payments. The categories of payments that the Distributor provides to firms are described below. These categories are not mutually exclusive and the Distributor may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in the Distributor's efforts to promote the sale of the funds' shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the Distributor's promotional efforts. The Distributor does not make an independent assessment of the cost of providing such services.

As of August 31, 2007, the following member firms of the Financial Industry Regulatory Authority ("FINRA") have arrangements with the Distributor pursuant to which the firm is entitled to a revenue sharing payment, each member may receive up to 0.25% of revenue sharing:

1st Global Capital Corp.
A. G. Edwards & Sons, Inc.
AIG - Financial Advisors, Inc.
AIG - American General Securities
AIG - FSC Securities Corporation
AIG - Royal Alliance Associates, Inc.
Ameriprise Financial Services, Inc.
AXA Advisors, LLC
Berthel, Fisher & Company Financial Services, Inc.
Cambridge Investment Research
Centaurus Financial
Citigroup Global Markets Inc.

Commonwealth Financial Network
Crown Capital Securities, L.P.
CUSO Financial Services, L.P.
E*Trade Clearing, LLC
Ferris, Baker, Watts, Inc.
Fidelity Investments
First Tennessee Brokerage, Inc.
Girard Securities
H.D. Vest Investment Services
Harbour Investments, Inc.
Huntington Investment, Co.
ING - Financial Network Investment Corp.
ING - Multi-Financial Securities Corporation
ING - PrimeVest Financial Services, Inc.
ING - ING Financial Partners
Investacorp, Inc.
Investment Professionals, Inc.
Janney Montgomery Scott LLC
J.J.B. Hilliard, W. L. Lyons, Inc.
John Hancock Financial Network
Lincoln Financial Advisors Corporation
LPL - Linsco/Private Ledger Corporation
LPL - Associated Securities Corporation
LPL - Mutual Service Corporation
LPL - Uvest Financial Services Group, Inc.
LPL - Waterstone
Merrill, Lynch, Pierce, Fenner, & Smith Incorporated
Morgan Stanley & Co., Incorporated
NFP Securities
NFP - Investment Financial Corporation
NFP - Investment Center of America, Inc.
NFP - National Planning Corp.
NFP - SII Investments, Inc.
Oppenheimer & Co., Inc.
Raymond James & Associates, Inc.
RBC Dain Rauscher Inc.
Securities America, Inc.
Stifel, Nicolaus & Company, Incorporated
TD Waterhouse
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
UVEST Financial Services, Inc.
Wachovia Securities, LLC
Wells Fargo Investments, LLC

The Distributor also has arrangements with intermediaries that are not members of FINRA.

SALES AND ASSET BASED PAYMENTS. The Distributor makes revenue sharing payments as incentives to certain firms to promote and sell shares of the Fund. The Distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the funds, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give the Distributor additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of the Distributor by allowing it to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the funds.

The revenue sharing payments the Distributor makes may be calculated on sales of shares of funds ("Sales-Based Payments"). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary ("Asset-Based Payments"). Sales-Based Payments primarily create incentives to make new sales of shares of the funds, and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. The Distributor may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. The Distributor also may make payments to certain firms that sell shares of the funds for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. The Distributor also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

OTHER CASH PAYMENTS. From time to time, the Distributor may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the funds. Such compensation provided by the Distributor may include financial assistance to firms that enable the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor's guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, the Adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Adviser or its affiliates that are not related to the funds.

              FIRST YEAR BROKER OR OTHER SELLING FIRM COMPENSATION

                                INVESTOR PAYS SALES    SELLING FIRM      SELLING FIRM
                                   CHARGE (% OF          RECEIVES       RECEIVES 12B-1    TOTAL SELLING FIRM
                                   OFFERING PRICE)    COMMISSION (1)   SERVICE FEE (2)   COMPENSATION (3)(4)
                                -------------------   --------------   ---------------   -------------------
CLASS A INVESTMENTS
Up to $49,999                          5.00%               4.01%            0.25%               4.25%
$50,000 - $99,999                      4.50%               3.51%            0.25%               3.75%
$100,000 - $249,999                    3.50%               2.61%            0.25%               2.85%
$250,000 - $499,999                    2.50%               1.86%            0.25%               2.10%
$500,000 - $999,999                    2.00%               1.36%            0.25%               1.60%
INVESTMENTS OF CLASS A SHARES
OF $1 MILLION OR MORE (5)
First $1M-$4,999,999                                       0.75%            0.25%               1.00%
Next $1-$5M above that                                     0.25%            0.25%               0.50%
Next $1 or more above that                                 0.00%            0.25%               0.25%
CLASS B INVESTMENTS
All amounts                              --                3.75%            0.25%               4.00%
CLASS C INVESTMENTS
All amounts                              --                0.75%            0.25%               1.00%
CLASS R INVESTMENTS (6)
All amounts                            0.00%               0.00%            0.75%               0.75%
CLASS R1 INVESTMENTS (6)
All amounts                            0.00%               0.00%            0.50%               0.50%
CLASS R2 INVESTMENTS (6)
All amounts                            0.00%               0.00%            0.25%               0.25%
CLASS R3 INVESTMENTS (6)
All amounts                            0.00%               0.00%            0.50%               0.50%
CLASS R4 INVESTMENTS (6)
All amounts                            0.00%               0.00%            0.25%               0.25%
CLASS R5 INVESTMENTS
All amounts                            0.00%               0.00%            0.00%               0.00%

                                INVESTOR PAYS SALES    SELLING FIRM      SELLING FIRM
                                   CHARGE (% OF          RECEIVES       RECEIVES 12B-1    TOTAL SELLING FIRM
                                   OFFERING PRICE)    COMMISSION (1)   SERVICE FEE (2)   COMPENSATION (3)(4)
                                -------------------   --------------   ---------------   -------------------
CLASS 1 INVESTMENTS (7)
All amounts                            0.00%               0.00%            0.00%               0.00%
CLASS I INVESTMENTS
All amounts                            0.00%               0.00%            0.00%               0.00%
CLASS 5 INVESTMENTS
All amounts                            0.00%               0.00%            0.00%               0.00%

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a percentage of the amount invested and after the first year as a percentage of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock funds, the Selling Firm receives 12b-1 fees in the first year as a percentage of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a percentage of average daily net eligible assets. Monthly payments are made in arrears. For Class R, R1, R2, R3 and R4 shares, the Selling Firm receives 12b-1 fees effective at the time of purchase as a percentage of average daily assets (paid quarterly in arrears). See "Distribution Agreements" for description of Class R, R1, R2, R3 and R4 Service Plan charges and payments.

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4)  Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for a discussion on how to qualify for a reduced sales charge. The Distributor may take recent redemptions into account in determining if an investment qualifies as a new investment.

(6) For purchases of Class R, R1, R2, R3, and R4, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 service fee paid quarterly in arrears.

(7) The Distributor may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the funds. This payment may be up to 0.15% of the amount invested.

Contingent deferred sales charge ("CDSC") revenues collected by the Distributor may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the NAV of a fund, the following procedures are utilized wherever applicable.

For purposes of calculating the NAV of each fund, investment transactions are accounted for on a "trade date plus one basis" (i.e. the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.

Except for the types of securities described below, securities held by the funds will be valued as follows:

- Securities that are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the NYSE on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

- Securities traded only in the OTC market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the NYSE.

- Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

- Interests in entities such as limited partnerships and other pooled investment vehicles, such as hedge funds, will be subject to fair valuation. In general, the fair value of a fund's interest in a hedge fund will represent the amount that the fund could reasonably expect to receive from a hedge fund or from a third party if the fund's interest was redeemed or sold at the time of valuation, based on information available at the time the valuation is made that the fund reasonably believes to be reliable. In determining fair value for investments in hedge funds, a fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of a hedge fund in which the fund has invested, computed in compliance with the hedge fund's valuation policies and procedures, in addition to any other relevant information available at the time of valuation. In certain instances, the Trustees or their designee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

- Shares of the Underlying Funds held by the Fund are valued at their NAVs, as described in the Prospectus under "Valuation of Shares."

NON-NEGOTIABLE SECURITY. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

DEBT INSTRUMENTS WITH REMAINING MATURITIES OF 60 DAYS OR LESS. Debt instruments with a remaining maturity of 60 days or less held by each of the Fund will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of JHF II has adopted the Policy Regarding Disclosure of Portfolio Holdings, see Appendix B of this SAI, to protect the interests of the shareholders of JHF II and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Adviser, or the interests of a fund's subadvisers, principal underwriter or affiliated persons of a fund's Adviser or principal underwriter. JHF II's general policy with respect to the release of portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a "need to know" basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. JHF II applies its policy uniformly to all parties, including individual and institutional investors, intermediaries, affiliated persons of a fund, and to all third party service providers and rating agencies.

JHF II posts to its Web site at www.jhfunds.com complete portfolio holdings for a fund thirty (30) days after each calendar month end. A fund also discloses its complete portfolio holdings information quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of JHF II's fiscal year and on Form N-CSR on the second and fourth quarter ends of JHF II's fiscal year. Form N-Q is not required to be mailed to shareholders but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of a fund's portfolio holdings with their annual and semi-annual reports.

Portfolio holdings information that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. Material nonpublic holdings information may be provided to nonaffiliated persons as part of the investment activities of a fund to: entities that, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Morningstar and Lipper; Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over JHF II, and its affiliates; and, institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can only be approved by JHF II's CCO or his duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and
(c) whether such disclosure is in the best interest of the shareholders.

At this time, the entities receiving information described in the preceding paragraph are: Vestek (holdings, monthly with 30 day lag); Evare (holdings, daily); Morningstar (holdings, monthly with 32 day lag); Lipper (holdings, monthly with 32 day lag); Fact Set (holdings, daily); PricewaterhouseCoopers (prices, annual audits); Confluence (holdings, daily); ISS (holdings, daily); Elkins McSherry (purchases and sales, quarterly); Nasdaq (NAVs, daily); S&P (holdings, monthly with 32 day lag); Charles River (holdings and securities details, daily); and DST (NAVs, daily).

The CCO is also required to pre-approve the disclosure of nonpublic information regarding portfolio holdings to any affiliated persons of JHF II. The CCO will use the same three considerations stated above before approving disclosure of nonpublic information to affiliated persons.

The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. The CCO's report shall be at the Board meeting following such approval. The CCO then provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review.

When the CCO believes that the disclosure of nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of JHF II, the CCO shall refer the conflict to the Board of Trustees. The Board of Trustees shall then only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interests of JHF II's shareholders.

The receipt of compensation by a fund, the Adviser, a subadviser or an affiliate as consideration for disclosing nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

INITIAL SALES CHARGE ON CLASS A SHARES

Class A, Class B and Class C shares of the funds are offered at a price equal to their NAV plus a sales charge that, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge" or "CDSC"). The funds do not issue share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive a fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in a fund's best interest.

The sales charges applicable to purchases of Class A shares of a fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of a fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 1 and Class I shares of the John Hancock funds owned by the investor (see "Combination Privilege" and "Accumulation Privilege" below).

In order to receive the reduced sales charge, the investor must notify his or her financial adviser and/or the financial adviser must notify the fund's transfer agent, John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 living in the same household (see "Combination and Accumulation Privilege" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. Signature Services will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. Signature Services will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify Signature Services and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

WITHOUT SALES CHARGES. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

- A Trustee or officer of a fund; a Director or officer of the Adviser and its affiliates, subadvisers or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above;

- A broker, dealer, financial planner, consultant, registered investment adviser, trust company or retirement plan administrator that has entered into a signed agreement with John Hancock funds providing specifically for the use of fund shares in fee-based investment products or services made available to their clients;

- Individuals transferring assets held in a SIMPLE IRA, SEP, or SAR-SEP invested in the John Hancock Fund Complex directly to an IRA;

- Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SAR-SEP invested in the John Hancock Fund Complex directly to a ROTH IRA;

- Individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SAR-SEP or Simple IRA invested in John Hancock funds back to the original account type from which it was converted.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in Code Sections 401(a), 403(b), and 457, and not specified above as waiver eligible, will be subject to applicable sales charges.

- A member of a class action lawsuit against insurance companies who is investing settlement proceeds;

- Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information;

-    Retirement plans investing through the PruSolutions (TM) program; or

- Participants in certain qualified tuition programs under Section 529 of the Code ("529 Plans") that have a signed agreement with the John Hancock Funds Complex. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in sections 401(a), 403(b), 457 of the Code are not eligible for this provision, and will be subject to applicable sales charges.

IN KIND RE-REGISTRATIONS. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and re-registers those assets directly to another John Hancock fund account, without the assets ever leaving the John Hancock Fund Complex, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Reducing Your Class A Sales Charges

COMBINATION AND ACCUMULATION PRIVILEGES. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account, and (c) groups that qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all funds in the John Hancock Fund Complex already held by such persons. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his or her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor, his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

GROUP INVESTMENT PROGRAM. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group that (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the funds in its mailings to its members at a reduced or no cost to the Distributor.

LETTER OF INTENTION. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. Each fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using a fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These individual retirement accounts include traditional, Roth IRAs and Coverdell ESAs, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) accounts. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his or her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchases. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the applicable sales charge will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by a fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at NAV without the imposition of an initial sales charge so that the funds will receive the full amount of the purchase payment.

CONTINGENT DEFERRED SALES CHARGE. Class B and Class C shares that are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's NAV has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

- Proceeds of 50 shares redeemed at $12 per shares (50 x 12)                $ 600.00
- *Minus Appreciation ($12 - $10) x 100 shares                               (200.00)
- Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)    (120.00)
- Amount subject to CDSC                                                    $ 280.00

* The appreciation is based on all 100 shares in the account NOT just the shares being redeemed.

Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

- Redemptions made pursuant to a fund's right to liquidate your account if you own shares worth less than $1,000.

- Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

- Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

- Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

- Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC).

- Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A, Class B, and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

- Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

- Redemptions of Class A shares by retirement plans that invested through the PruSolutions (SM) program.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the
Code) unless otherwise noted.

- Redemptions made to effect mandatory or life expectancy distributions under the Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

-    Returns of excess contributions made to these plans.

- Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Code.

Please see the following chart for some examples.

                     401(A) PLAN
                   (401 (K), MPP,
                     PSP) 457 &
TYPE OF              408 (SEPS &                                       IRA, IRA            NON-
DISTRIBUTION        SIMPLE IRAS)        403(B)            457          ROLLOVER         RETIREMENT
------------       --------------   --------------   ------------   --------------   ----------------
Death or           Waived           Waived           Waived         Waived           Waived
Disability

                     401(A) PLAN
                   (401 (K), MPP,
                     PSP) 457 &
TYPE OF              408 (SEPS &                                       IRA, IRA            NON-
DISTRIBUTION        SIMPLE IRAS)        403(B)            457          ROLLOVER         RETIREMENT
------------       --------------   --------------   ------------   --------------   ----------------
Over 70 1/2        Waived           Waived           Waived         Waived for       12% of account
                                                                    required         value annually
                                                                    minimum          in periodic
                                                                    distributions*   payments
                                                                    or 12% of
                                                                    account value
                                                                    annually in
                                                                    periodic
                                                                    payments.

Between 59 1/2     Waived           Waived           Waived         Waived for       12% of account
and 70 1/2                                                          Life             value annually
                                                                    Expectancy or    in periodic
                                                                    12% of account   payments
                                                                    value annually
                                                                    in periodic
                                                                    payments.

Under 59 1/2       Waived for       Waived for       Waived for     Waived for       12% of account
(Class B and       annuity          annuity          annuity        annuity          value annually
Class C only)      payments (72t)   payments (72t)   payments       payments (72t)   in periodic
                   or 12% of        or 12% of        (72t) or 12%   or 12% of        payments
                   account value    account value    of account     account value
                   annually in      annually in      value          annually in
                   periodic         periodic         annually in    periodic
                   payments.        payments.        periodic       payments.
                                                     payments.

Loans              Waived           Waived           N/A            N/A              N/A

Termination of     Not Waived       Not Waived       Not Waived     Not Waived       N/A
Plan

Hardships          Waived           Waived           Waived         N/A              N/A

Qualified          Waived           Waived           Waived         N/A              N/A
Domestic
Relations Orders

Termination of     Waived           Waived           Waived         N/A              N/A
Employment
Before Normal
Retirement Age

Return of Excess   Waived           Waived           Waived         Waived           N/A

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

ELIGIBLE INVESTORS FOR CLASS R, R1, R2, R3, R4, R5, 5, 1 AND CLASS NAV SHARES

Class R, R1, R2, R3, R4 and R5 and 5 shares are available to 592 Plans distributed by John Hancock or one of its affiliates and retirement plans ("Retirement Plans") including pension, profit-sharing and other plans qualified under Section 401(a) or described in Sections 403(b) or 457 of the Code, and non-qualified deferred compensation plans.

Class 5 shares are only available through 529 Plans. Retirement Plans do not include retail and institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs SIMPLE IRAs, individual 403(b) plans and other individual retirement plans.

Class 1 shares are sold only to certain exempt separate accounts of JHLIC (U.S.A.) and JHLIC of New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

Class NAV shares are also sold to certain institutional investors.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells any portfolio securities received in a redemption of fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the fund's NAV.

JHF II has adopted Procedures Regarding Redemptions in Kind by Affiliates (the "Procedures") to facilitate the efficient and cost effective movement of Fund assets in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company such as each fund from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in-kind distribution of fund securities. However, under a no-action letter issued by the SEC staff, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in-kind redemptions by affiliated fund shareholders subject to specified conditions, including that:

- the distribution is effected through a pro rata distribution of the distributing fund's portfolio securities;

- the distributed securities are valued in the same manner as they are in computing the Fund's NAV; neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

- the Trustees of a fund, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the fund.

ADDITIONAL SERVICES AND PROGRAMS

EXCHANGE PRIVILEGE. JHF II permits exchanges of shares of any class for shares of the same class in any other fund within John Hancock Fund Complex offering that same class at the time of the exchange. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Investors may exchange Class I, R, R1, R2, R3, R4 and R5 shares for the same Class of other John Hancock funds or John Hancock Money Market Fund Class A. Investors may exchange shares from Class I, R, R1, R2, R3, R4 or R5 shares into Class A shares of the Money Market Fund.

Exchanges between funds are based on their respective NAVs. No sales charge is imposed, except on exchanges of Class A shares from the Money Market Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the fund to a non-John Hancock investment, the one-year CDSC applies.

Under certain circumstances, an investor who purchases Class I Shares in the funds pursuant to a fee-based, wrap or other investment platform program of certain firms as determined by these funds may be afforded an opportunity to make a conversion of Class A Shares owned by the investor in the same Fund to Class I Shares of that fund. Conversion of Class A Shares to Class I Shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. See "Additional Information Concerning Taxes" for information regarding taxation upon the redemption or exchange of shares of the funds.

Each fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. See "Additional Information Concerning Taxes."

SYSTEMATIC WITHDRAWAL PLAN. JHF II permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of fund shares. Since the redemption price of fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. The fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Prior to establishing a systematic withdrawal plan, a shareholder should carefully consider that the Fund intends to make quarterly distribution payments as described under "Distribution and Account Policies" above.

MONTHLY AUTOMATIC ACCUMULATION PROGRAM ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

-    The investments will be drawn on or about the day of the month indicated.

- The privilege of making investments through MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks.

- The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services that is received at least five (5) business days prior to the due date of any investment.

REINSTATEMENT OR REINVESTMENT PRIVILEGE. If Signature Services and the financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares of a fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at NAV without paying a sales charge in Class A shares of the fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at NAV in additional shares of the same class and fund and account from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

A fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the caption "Additional Information Concerning Taxes."

RETIREMENT PLANS PARTICIPATING IN MERRILL LYNCH'S OR THE PRINCETON RETIREMENT GROUP, INC.'S SERVICING PROGRAMS:

- Class A shares are available at NAV for Merrill Lynch or The Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

- For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at NAV).

SECTION 403(B)(7) ACCOUNTS:

Section 403(b)(7) of the Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Effective September 25, 2007, Treasury regulations impose certain conditions on exchanges between one custodial account intended to qualify under Section 403(b)(7) (the "exchanged account") and another contract or custodial account intended to qualify under Section 403(b) (the "replacing account") under the same employer plan (a "Section 403(b) Plan"). Specifically, the replacing account agreement must include distribution restrictions that are no less stringent than those imposed under the exchanged account agreement, and the employer must enter in an agreement with the custodian (or other issuer) of the replacing account under which the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.

These regulations supersede the conditions specified under Rev. Rule 90-24 that were in effect for exchanges of Section 403(b) contracts or accounts prior to September 25, 2007. Due to these regulations, effective September 25, 2007:

1) The funds will no longer accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b) Plan; and

2) The funds will no longer accept requests for exchanges or transfers into your John Hancock custodial 403(b)(7) accounts (i.e., where yours is the replacing account); and

3) The funds will require certain signed disclosure documentation in the event:

- You established a John Hancock custodial 403(b)(7) account with a fund prior to September 24, 2007; and

- You direct a fund on or after September 25, 2007 to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b) contract or account (i.e., where the exchanged account is with the fund).

In the event that a fund does not receive the required documentation, and you nonetheless direct the fund to proceed with the transfer, the transfer may be treated as a taxable transaction.

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the funds may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The funds will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the fund for execution at the NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with a fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying fund shares. This fee is paid by the Adviser, the funds and/or the Distributor.

DESCRIPTION OF FUND SHARES

The Trustees are responsible for the management and supervision of the JHF II. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a JHF II fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series or funds and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of ninety five (97) series. Additional series may be added in the future. The Trustees have also authorized the issuance of fourteen (14) classes of shares of each JHF II fund, designated as Class A, Class B, Class C, Class NAV, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I, Class 1 and Class 5. Not all JHF II funds will issue all classes of shares. Additional classes of shares may be authorized in the future.

The shares of each class of a fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plan, if any. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by a fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (i) the distribution and service fees, if any, relating to each class will be borne exclusively by that class; and (ii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service (the "IRS") imposes with respect to the multiple-class structures. Similarly, the NAV may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the 1940 Act or the Declaration of Trust, no fund has the intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the funds. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of a fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of each fund. The Declaration of Trust also provides for indemnification out of a fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no fund shall be liable for the liabilities of any other fund. Furthermore, the Fund shall not be liable for the liabilities of any other fund within the John Hancock Fund Complex. Liability is therefore limited to circumstances in which a fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

Each fund reserves the right to reject any application that conflicts with the fund's internal policies or the policies of any regulatory authority. JHF II does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A


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shareholder's account is governed by the laws of The Commonwealth of
Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of a fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes.

JHF II believes that the Fund will qualify as a RIC under Subchapter M of the Code. If the Fund does not qualify as a RIC, it will be subject to U.S. federal income tax on its net investment income and net capital gains. As a result of qualifying as a RIC, the Fund will not be subject to U.S. federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

The Fund will be subject to a non-deductible 4% excise tax to the extent that the Fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, the Fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. On December 16, 2005, the IRS issued a revenue ruling that, as later modified, would cause certain income from certain commodities-linked derivatives in which certain funds invest to not be considered qualifying income after September 30, 2006 for purposes of the 90% test. This ruling limits the extent to which the Fund may receive income from such commodity-linked derivatives after September 30, 2006 to a maximum of 10% of its annual gross income. It is currently unclear which types of commodity-linked derivatives are affected by the revenue ruling, although it appears that certain commodity-linked notes are not affected.

A "qualified publicly traded partnership" is a publicly traded partnership other than a publicly traded partnership that would satisfy the qualifying income requirements of Code Section 7704 if such qualifying income included only income derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies ("RIC-type income"). Qualified publicly traded partnerships therefore are publicly traded partnerships that derive more than 10% of their gross income from other types of income, such as income derived from the buying and selling of commodities, or options, futures or forwards with respect to commodities, other than RIC-type income. All of the income received by the Fund from its investment in a qualified publicly traded partnership that invests in commodities or commodity-linked derivatives will be income satisfying the RIC 90% test only if more than 10% of such partnership's gross income is such commodities-based income. If the commodities-based income


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of such partnership is only 10% or less of its gross income in any taxable year, and 90% or more of its gross income is RIC-type income, then the share of such commodities-based income allocable to the Fund, as an investor in such partnership, would not be income satisfying the RIC 90% test for the Fund's taxable year. In such event, the Fund could fail to qualify as a RIC if its income that is not RIC qualifying income exceeds 10% of its gross income for the taxable year.

If the Fund failed to qualify as a RIC, the Fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the Fund. Compliance with the RIC 90% test is carefully monitored by the Adviser and the subadvisers and it is intended that the Fund will comply with the requirements for qualification as a RIC.

The Code was amended in 2004 to allow RICs to invest up to 25% of their assets in "qualified publicly traded partnerships" and to provide that the net income allocated to a RIC investing in such partnerships would be qualifying income for purposes of the 90% gross income test. In order to maintain its status as a RIC, the Fund must have a deduction for dividends paid during its taxable year at least equal to 90% of its investment company taxable income for such year. Additionally, a RIC is subject each calendar year to a nondeductible 4% excise tax on its under distribution of dividends to the extent that it fails to distribute the sum of 98% of its ordinary income for such calendar year, plus 98% of its capital gain net income for the 1-year period on October 31 of such calendar year, plus 100% of any prior year's shortfall. As an investor in publicly traded partnerships, the Fund might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships and its proceeds from dispositions of partnership interests during that year. Such income, even if not reported to the Fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax.

To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses.

The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see "Investment Policies -- Hedging and Other Strategic Transactions"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and



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defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions: (1) will require the Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out); and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

As an investor in foreign securities or currencies, the Fund may be subject to withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If the Fund purchases shares in a "passive foreign investment company" (a "PFIC"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

For United States federal income tax purposes, distributions paid out of the Fund's current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of ordinary income dividends paid by RICs generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund's dividend distributions will qualify for favorable treatment under the Tax Act.

Shareholders receiving any distribution from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-


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term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder's adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is:
(i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (5% for individuals in the 10% or 15% tax brackets) but only for taxable years beginning on or before December 31, 2010. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the common shares. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to Shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

ADDITIONAL TAX CONSIDERATIONS. If the Fund failed to qualify as a RIC, the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that the Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return of the Fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadviser might otherwise believe to be desirable.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and


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the Treasury Regulations promulgated thereunder. The Code and Treasury
Regulations are subject to change, possibly with retroactive effect.

PORTFOLIO BROKERAGE

Pursuant to the Subadvisory Agreements, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the fund. The subadvisers have no formula for the distribution of the fund's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable fund. The cost of securities transactions for each fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

The offering of shares of the Fund is continuous.

SELECTION OF BROKERS OR DEALERS TO EFFECT TRADES. In selecting brokers or dealers to implement transactions, the subadvisers will give consideration to a number of factors, including:

-    price, dealer spread or commission, if any;

-    the reliability, integrity and financial condition of the broker-dealer;

-    size of the transaction;

-    difficulty of execution;

-    brokerage and research services provided; and

-    confidentiality and anonymity.

Consideration of these factors by a subadviser, either in terms of a particular transaction or the subadviser's overall responsibilities with respect to the fund and any other accounts managed by the subadviser, could result in the applicable fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

SOFT DOLLAR CONSIDERATIONS. In selecting brokers and dealers, a subadviser will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the subadviser. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to a fund and any other accounts managed by the subadviser. In addition to statistical, quotation, brokerage or valuation services, a subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through fund brokerage. The portion not attributable to research will be paid by the subadviser. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A "step-out" is an arrangement by which a subadviser executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.

Subadvisers may also receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadviser in advising several of its clients (including the


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funds), although not all of these services are necessarily useful and of value in managing the funds. The management fee paid by a fund is not reduced because a subadviser and its affiliates receive such services.

As noted above, a subadviser may purchase new issues of securities for the fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadviser with research in addition to selling the securities (at the fixed public offering price) to the fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, other subadviser clients, and the subadviser without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Securities Exchange Act of 1934, as amended, because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

-    the value of securities;

-    the advisability of purchasing or selling securities;

-    the availability of securities or purchasers or sellers of securities; and

- analyses and reports concerning: (a) issuers;, (b) industries; (c) securities; (d) economic; political and legal factors and trends; and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadviser by or through a broker.

To the extent research services are used by the subadvisers, such services would tend to reduce such party's expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers or dealers executing transactions for funds of JHF II, which may not be used in connection with a fund, will also be available for the benefit of other funds managed by the subadvisers.

ALLOCATION OF TRADES BY THE SUBADVISERS. The subadvisers manage a number of accounts other than the JHF II funds. Although investment determinations for the funds will be made by the subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the funds by the subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the funds and other accounts. In such circumstances, the subadvisers may determine that orders for the purchase or sale of the same security for the funds and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the subadvisers to be equitable and in the best interests of the funds and such other accounts. While in some instances, combined orders could adversely affect the price or volume of a security, the funds believe that their participation in such transactions on balance will produce better overall results.

AFFILIATED UNDERWRITING TRANSACTIONS BY THE SUBADVISERS. JHF II has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the subadvisers participate. These procedures prohibit a fund from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase.


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LEGAL AND REGULATORY MATTERS

On June 25, 2007, the Adviser and three of its affiliates, including the Distributor (collectively, the "John Hancock Affiliates"), reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and another of the John Hancock Affiliates agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. The Distributor and another John Hancock Affiliate agreed to pay disgorgement in the amount of $2,087,477 and prejudgment interest of $359,460 to certain entities advised by the associated John Hancock Affiliates. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, independent registered public accounting firm, has been appointed as the independent registered public accounting for the funds. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, MA 02110.

CUSTODY OF PORTFOLIO SECURITIES

State Street Bank and Trust Company ("State Street"), 2 Avenue de Lafayette, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent of all the Fund's assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

CODES OF ETHICS

JHF II, the Adviser, the Distributor and each subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities including securities that may be purchased or held by a fund.

                              JOHN HANCOCK FUNDS II

                       STATEMENT OF ADDITIONAL INFORMATION
                                December 31, 2007

                    RETIREMENT RISING DISTRIBUTION PORTFOLIO

This Statement of Additional Information ("SAI") provides information about a separate series of John Hancock Funds II ("JHF II"): the Retirement Rising Distribution Portfolio (Class A, Class B, Class C, Classes R, R1, R2, R3, R4 and R5, Class 1 and Class I only) (the "Fund") in addition to the information that is contained in the Fund's prospectus dated December 26, 2007 (the "Prospectus"). In this SAI, the term "fund" refers generally to all of the series of JHF II, including the Fund.

The Fund is a "fund of funds" that currently invests in a number of other funds of JHF II and John Hancock Funds III ("JHF III") and may also invest in other funds for which the Fund's investment adviser or any of its affiliates serves as investment adviser (each, an "Affiliated Underlying Fund"). In addition, the Fund may also invest in investment companies where the adviser is not the same as, or affiliated with, the adviser to the Fund and in the other permitted investments described in the Prospectus. (Collectively, all investment companies in which the Fund may invest, including Affiliated Underlying Funds, are referred to as "Underlying Funds.")

This SAI is not a prospectus. It should be read in conjunction with the Prospectus, copies of which can be obtained free of charge by contacting:

                      John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                              Boston, MA 02217-1000
                                 (800)-225-5291
                                 www.jhfunds.com

                                TABLE OF CONTENTS

ORGANIZATION OF JOHN HANCOCK FUNDS II .....................................    3
INVESTMENT POLICIES .......................................................    3
OTHER INSTRUMENTS .........................................................    7
RISK FACTORS ..............................................................   22
HEDGING AND OTHER STRATEGIC TRANSACTIONS ..................................   31
INVESTMENT RESTRICTIONS ...................................................   42
PORTFOLIO TURNOVER ........................................................   44
THOSE RESPONSIBLE FOR MANAGEMENT ..........................................   44
SHAREHOLDERS OF JHF II ....................................................   50
INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES .....................   50
DISTRIBUTION AGREEMENTS ...................................................   53
SALES COMPENSATION ........................................................   54
NET ASSET VALUE ...........................................................   59
ELIGIBLE INVESTORS FOR CLASS R, R1, R2, R3, R4, R5, 5 AND CLASS 1 SHARES ..   66
SPECIAL REDEMPTIONS .......................................................   67
ADDITIONAL SERVICES AND PROGRAMS ..........................................   67
PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES ...........................   69
DESCRIPTION OF FUND SHARES ................................................   70
ADDITIONAL INFORMATION CONCERNING TAXES ...................................   71
PORTFOLIO BROKERAGE .......................................................   75
LEGAL AND REGULATORY MATTERS ..............................................   77
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM .............................   77
CUSTODY OF PORTFOLIO SECURITIES ...........................................   77
CODES OF ETHICS ...........................................................   77
APPENDIX A - DEBT SECURITY RATINGS ........................................  A-1
APPENDIX B - POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS ............  B-1
APPENDIX C - PORTFOLIO MANAGER INFORMATION ................................  C-1
APPENDIX D - PROXY VOTING POLICIES AND PROCEDURES .........................  D-1

ORGANIZATION OF JOHN HANCOCK FUNDS II

JHF II was organized on June 28, 2005 as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts and is an open-end investment management company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is a series of JHF II.

John Hancock Investment Management Services, LLC (formerly, Manufacturers Securities Services, LLC) (the "Adviser") is the investment adviser to JHF II and the Fund. The Adviser is a Delaware limited liability corporation whose principal offices are located at 601 Congress Street, Boston, Massachusetts 02210. The Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The ultimate controlling parent of the Adviser is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Manulife Financial is a leading Canadian-based financial services group serving millions of customers in 19 countries and territories worldwide. Operating as Manulife Financial in Canada and Asia, and primarily as John Hancock in the United States, the group offers clients a diverse range of financial protection products and wealth management services through its extensive network of employees, agents and distribution partners.

MFC trades as 'MFC' on the Toronto Stock Exchange, New York Stock Exchange (the "NYSE") and Philippine Stock Exchange, and under '0945' on the Stock Exchange of Hong Kong. MFC can be found on the Internet at www.manulife.com.

INVESTMENT POLICIES

The principal strategies and risks of investing in the Fund are described in the Prospectus. Unless otherwise indicated in the applicable Prospectus or SAI, the investment objective and policies of the Fund may be changed without shareholder approval. The Fund and the Underlying Funds may invest in the types of instruments described below, unless otherwise indicated in the applicable Prospectus or SAI.

The Fund seeks to provide a targeted (non-guaranteed) quarterly distribution as described in the Prospectus. The Fund intends to apply for an order from the Securities and Exchange Commission (the "SEC") granting it an exemption from
Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). There can be no assurance as to when or whether the SEC will grant such relief. As a result, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act in the absence of such an exemptive order.

MONEY MARKET INSTRUMENTS

Money market instruments (and other securities as noted under the Fund description) may be purchased for temporary defensive purposes.

U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS

U.S. GOVERNMENT OBLIGATIONS. U.S. government obligations are debt securities issued or guaranteed as to principal or interest by the U.S. Treasury. These securities include treasury bills, notes and bonds.

GNMA OBLIGATIONS. GNMA obligations are mortgage-backed securities guaranteed by the Government National Mortgage Association ("GNMA"), which guarantee is supported by the full faith and credit of the U.S. government.

U.S. AGENCY OBLIGATIONS. U.S. government agency obligations are debt securities issued or guaranteed as to principal or interest by an agency or instrumentality of the U.S. government pursuant to authority granted by Congress. U.S. government agency obligations include, but are not limited to:

-    Student Loan Marketing Association;

-    Federal Home Loan Banks ("FHLBs");

-    Federal Intermediate Credit Banks; and

-    Federal National Mortgage Association ("Fannie Mae").

U.S. INSTRUMENTALITY OBLIGATIONS. U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

Some obligations issued or guaranteed by U.S. government agencies or instrumentalities are supported by the right of the issuer to borrow from the U.S. Treasury or the Federal Reserve Banks, such as those issued by Federal Intermediate Credit Banks. Others, such as those issued by the Fannie Mae, FHLBs and the Federal Home Loan Mortgage Corporation ("Freddie Mac") are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. In addition, other obligations such as those issued by the Student Loan Marketing Association are supported only by the credit of the agency or instrumentality. There are also separately traded interest components of securities issued or guaranteed by the U.S. Treasury.

No assurance can be given that the U.S. government will provide financial support for the obligations of such U.S. government-sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. In this document, "U.S. government securities" refers not only to securities issued or guaranteed as to principal or interest by the U.S. Treasury but also to securities that are backed only by their own credit and not the full faith and credit of the U.S. government.

MUNICIPAL OBLIGATIONS

MUNICIPAL BONDS. Municipal bonds are issued to obtain funding for various public purposes, including the construction of a wide range of public facilities such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds for many types of local, privately operated facilities. Such debt instruments are considered municipal obligations if the interest paid on them is exempt from federal income tax. The payment of principal and interest by issuers of certain obligations purchased may be guaranteed by a letter of credit, note repurchase agreement, insurance or other credit facility agreement offered by a bank or other financial institution. Such guarantees and the creditworthiness of guarantors will be considered by the subadviser in determining whether a municipal obligation meets investment quality requirements. No assurance can be given that a municipality or guarantor will be able to satisfy the payment of principal or interest on a municipal obligation.

MUNICIPAL NOTES. Municipal notes are short-term obligations of municipalities, generally with a maturity ranging from six months to three years. The principal types of such notes include tax, bond and revenue anticipation notes and project notes.

MUNICIPAL COMMERCIAL PAPER. Municipal commercial paper is a short-term obligation of a municipality, generally issued at a discount with a maturity of less than one year. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or interim construction financing. Municipal commercial paper is backed in many cases by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks and other institutions.

Federal tax legislation enacted in the 1980s placed substantial new restrictions on the issuance of the bonds described above and in some cases eliminated the ability of state or local governments to issue municipal obligations for some of the above purposes. Such restrictions do not affect the federal income tax treatment of municipal obligations issued prior to the effective dates of the provisions imposing such restrictions. The effect of these restrictions may be to reduce the volume of newly issued municipal obligations.

Issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay when due the principal of and interest on their municipal obligations may be affected.

The yields of municipal bonds depend upon, among other things, general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's") and Fitch Investors Service ("Fitch") represent their respective opinions on the quality of the municipal bonds they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields and municipal bonds of the same maturity and coupon with different ratings may have the same yield. See Appendix A for a description of ratings. Many issuers of securities choose not to have their obligations rated. Although unrated securities eligible for purchase must be determined to be comparable in quality to securities having certain specified ratings, the market for unrated securities may not be as broad as for rated securities since many investors rely on rating organizations for credit appraisal.

CANADIAN AND PROVINCIAL GOVERNMENT AND CROWN AGENCY OBLIGATIONS

CANADIAN GOVERNMENT OBLIGATIONS. Canadian Government obligations are debt securities issued or guaranteed as to principal or interest by the Government of Canada pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. These securities include treasury bills, notes, bonds, debentures and marketable Government of Canada loans.

CANADIAN CROWN OBLIGATIONS. Canadian Crown agency obligations are debt securities issued or guaranteed by a Crown corporation, company or agency ("Crown Agencies") pursuant to authority granted by the Parliament of Canada and approved by the Governor in Council, where necessary. Certain Crown Agencies are by statute agents of Her Majesty in right of Canada, and their obligations, when properly authorized, constitute direct obligations of the Government of Canada. These obligations include, but are not limited to, those issued or guaranteed by the:

-    Export Development Corporation;

-    Farm Credit Corporation;

-    Federal Business Development Bank; and

-    Canada Post Corporation.

In addition, certain Crown Agencies that are not, by law, agents of Her Majesty, may issue obligations that, by statute, the Governor in Council may authorize the Minister of Finance to guarantee on behalf of the Government of Canada. Other Crown Agencies that are not, by law, agents of Her Majesty, may issue or guarantee obligations not entitled to be guaranteed by the Government of Canada. No assurance can be given that the Government of Canada will support the obligations of Crown Agencies that are not agents of Her Majesty, which it has not guaranteed, since it is not obligated to do so by law.

PROVINCIAL GOVERNMENT OBLIGATIONS. Provincial Government obligations are debt securities issued or guaranteed as to principal or interest by the government of any province of Canada pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. These securities include treasury bills, notes, bonds and debentures.

PROVINCIAL CROWN AGENCY OBLIGATIONS. Provincial Crown Agency obligations are debt securities issued or guaranteed by a provincial Crown corporation, company or agency ("Provincial Crown Agencies") pursuant to authority granted by the provincial Legislature and approved by the Lieutenant Governor in Council of such province, where necessary. Certain Provincial Crown Agencies are by statute agents of Her Majesty in right of a particular province of Canada, and their obligations, when properly authorized, constitute direct obligations of such province. Other Provincial Crown Agencies that are not, by law, agents of Her Majesty in right of a particular province of Canada, may issue obligations that, by statute, the Lieutenant Governor in Council of such province may guarantee, or may authorize the Treasurer thereof to guarantee, on behalf of the government of such province. Finally, other Provincial Crown Agencies that are not, by law, agencies of Her Majesty, may issue or guarantee obligations not entitled to be guaranteed by a provincial government. No assurance can be given that the government of any province of Canada will support the obligations of Provincial Crown Agencies that are not agents of Her Majesty, which it has not guaranteed, as it is not obligated to do so by law. Provincial Crown Agency obligations described above include, but are not limited to, those issued or guaranteed by a:

-    provincial railway corporation;

-    provincial hydroelectric or power commission or authority;

-    provincial municipal financing corporation or agency; and

-    provincial telephone commission or authority.

Any Canadian obligation acquired will be payable in U.S. dollars.

CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANKERS' ACCEPTANCES

CERTIFICATES OF DEPOSIT. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

TIME DEPOSITS. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates.

BANKERS' ACCEPTANCES. Bankers' acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They are primarily used to finance the import, export, transfer or storage of goods. They are "accepted" when a bank guarantees their payment at maturity.

These obligations are not insured by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER

Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a fund, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The investing (i.e., "lending") fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time.

A subadviser will only invest in variable amount master demand notes issued by companies that, at the date of investment, have an outstanding debt issue rated Aaa or Aa by Moody's or AAA or AA by S&P and that the applicable subadviser has determined present minimal risk of loss. A subadviser will look generally at the financial strength of the issuing company as "backing" for the note and not to any security interest or supplemental source such as a bank letter of credit. A variable amount master demand note will be valued on each day a net asset value per share ("NAV") is determined. The NAV will generally be equal to the face value of the note plus accrued interest unless the financial position of the issuer is such that its ability to repay the note when due is in question.

CORPORATE OBLIGATIONS

Corporate obligations are bonds and notes issued by corporations to finance long-term credit needs.

REPURCHASE AGREEMENTS

Repurchase agreements are arrangements involving the purchase of an obligation and the simultaneous agreement to resell the same obligation on demand or at a specified future date and at an agreed upon price. A repurchase agreement can be viewed as a loan made by a fund to the seller of the obligation with such obligation serving as collateral for the seller's agreement to repay the amount borrowed with interest. Repurchase agreements permit the opportunity to earn a return on cash that is only temporarily available. Repurchase agreements may be entered with banks, brokers or dealers. However, a repurchase agreement will only be entered with a broker or dealer if the broker or dealer agrees to deposit additional collateral should the value of the obligation purchased decrease below the resale price.

Generally, repurchase agreements are of a short duration, often less than one week but on occasion for longer periods. Securities subject to repurchase agreements will be valued every business day and additional collateral will be requested if necessary so that the value of the collateral is at least equal to the value of the repurchase obligation, including the interest accrued thereon.

A subadviser shall engage in a repurchase agreement transaction only with those banks or broker/dealers who meet the subadviser's quantitative and qualitative criteria regarding creditworthiness, asset size and collateralization requirements. The Adviser also may engage in repurchase agreement transactions. The counterparties to a repurchase agreement transaction are limited to a:

-    Federal Reserve System member bank;

- primary government securities dealer reporting to the Federal Reserve Bank of New York's Market Reports Division; or

- broker/dealer that reports U.S. government securities positions to the Federal Reserve Board.

The Adviser and the subadvisers will continuously monitor the respective transaction to ensure that the collateral held with respect to a repurchase agreement equals or exceeds the amount of the respective obligation.

The risk of a repurchase agreement transaction is limited to the ability of the seller to pay the agreed-upon sum on the delivery date. If an issuer of a repurchase agreement fails to repurchase the underlying obligation, the loss, if any, would be the difference between the repurchase price and the underlying obligation's market value. A fund might also incur certain costs in liquidating the underlying obligation. Moreover, if bankruptcy or other insolvency proceedings are commenced with respect to the seller, realization upon the underlying obligation might be delayed or limited.

FOREIGN REPURCHASE AGREEMENTS

Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, a fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if it is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets, or relating to emerging markets, may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

OTHER INSTRUMENTS

The following discussion provides an explanation of some of the other instruments in which the Fund and the Underlying Funds may directly invest.

WARRANTS

Warrants are rights to purchase securities at specific prices and are valid for a specific period of time. Warrant prices do not necessarily move parallel to the prices of the underlying securities, and warrant holders receive no dividends and have no voting rights or rights with respect to the assets of an issuer. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants cease to have value if not exercised prior to the expiration date. These factors can make warrants more speculative than other types of investments.

REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, a fund sells a debt security and agrees to repurchase it at an agreed upon time and at an agreed upon price. The fund retains record ownership of the security and the right to receive interest and principal payments thereon. At an agreed upon future date, the fund repurchases the security by remitting the proceeds previously received, plus interest. The difference between the amount the fund receives for the security and the amount it pays on repurchase is payment of interest. In certain types of agreements, there is no agreed-upon repurchase date and interest payments are calculated daily, often based on the prevailing overnight repurchase rate. A reverse repurchase agreement may be considered a form of leveraging and may, therefore, increase fluctuations in a fund's NAV. A fund will cover its repurchase agreement transactions by maintaining in a segregated custodial account cash, Treasury bills or other U.S. government securities having an aggregate value at least equal to the amount of such commitment to repurchase including accrued interest, until payment is made.

MORTGAGE SECURITIES

PREPAYMENT OF MORTGAGES. Mortgage securities differ from conventional bonds in that principal is paid over the life of the securities rather than at maturity. As a result, a fund that invests in mortgage securities receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When a fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is higher or lower than the rate on the existing mortgage securities. For this reason, mortgage securities may be less effective than other types of debt securities as a means of locking in long term interest rates.

In addition, because the underlying mortgage loans and assets may be prepaid at any time, if a fund purchases mortgage securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will increase yield to maturity. Conversely, if a fund purchases these securities at a discount, faster than expected prepayments will increase yield to maturity, while slower than expected payments will reduce yield to maturity.

ADJUSTABLE RATE MORTGAGE SECURITIES. Adjustable rate mortgage securities are similar to the fixed rate mortgage securities discussed above, except that unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. Most adjustable rate mortgage securities provide for an initial mortgage rate that is in effect for a fixed period, typically ranging from three to twelve months. Thereafter, the mortgage interest rate will reset periodically in accordance with movements in a specified published interest rate index. The amount of interest due to an adjustable rate mortgage holder is determined in accordance with movements in a specified published interest rate index by adding a pre-determined increment or "margin" to the specified interest rate index. Many adjustable rate mortgage securities reset their interest rates based on changes in:

-    one-year, three-year and five-year constant maturity Treasury Bill rates;

-    three-month or six-month Treasury Bill rates;

-    11th District Federal Home Loan Bank Cost of Funds;

-    National Median Cost of Funds; or

- one-month, three-month, six-month or one-year London Interbank Offered Rate ("LIBOR") and other market rates.

During periods of increasing rates, a fund will not benefit from such increase to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed any maximum allowable annual or lifetime reset limits or "cap rates" for a particular mortgage. In this event, the value of the mortgage securities in a fund would likely decrease. During periods of declining interest rates, income to a fund derived from adjustable rate mortgages that remain in a mortgage pool may decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. Also, a fund's NAV could vary to the extent that current yields on adjustable rate mortgage securities held as investments are different than market yields during interim periods between coupon reset dates.

PRIVATELY-ISSUED MORTGAGE SECURITIES. Privately-issued mortgage securities provide for the monthly principal and interest payments made by individual borrowers to pass through to investors on a corporate basis, and in privately issued collateralized mortgage obligations, as further described below. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including:

-    mortgage bankers;

-    commercial banks;

-    investment banks;

-    savings and loan associations; and

-    special purpose subsidiaries of the foregoing.

Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of the GNMA or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. For a description of the types of credit enhancements that may accompany privately-issued mortgage securities, see "Types of Credit Support" below. A fund that invests in mortgage securities will not limit its investments to asset-backed securities with credit enhancements.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). CMOs generally are bonds or certificates issued in multiple classes that are collateralized by or represent an interest in mortgages. CMOs may be issued by single-purpose, stand-alone finance subsidiaries or trusts of financial institutions, government agencies, investment banks or other similar institutions. Each class of CMOs, often referred to as a "tranche," may be issued with a specific fixed coupon rate (which may be zero) or a floating coupon rate. Each class of CMOs also has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on CMOs on a monthly, quarterly or semiannual basis.

The principal of and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. The general goal in allocating cash flows on the underlying mortgages to the various classes of a series of CMOs is to create tranches on which the expected cash flows have a higher degree of predictability than the underlying mortgages. In creating such tranches, other tranches may be subordinated to the interests of these tranches and receive payments only after the obligations of the more senior tranches have been satisfied. As a general matter, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance. As part of the process of creating more predictable cash flows on most of the tranches in a series of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgages. The yields on these tranches are relatively higher than on tranches with more predictable cash flows. Because of the uncertainty of the cash flows on these tranches, and the sensitivity of these transactions to changes in prepayment rates on the underlying mortgages, the market prices of and yields on these tranches tend to be highly volatile. The market prices of and yields on tranches with longer terms to maturity also tend to be more volatile than tranches with shorter terms to maturity due to these same factors. To the extent the mortgages underlying a series of a CMO are so-called "subprime mortgages" (mortgages granted to borrowers whose credit history is not sufficient to obtain a conventional mortgage), the risk of default is higher, which increases the risk that one or more tranches of a CMO will not receive its predicted cash flows.

CMOs purchased by a fund may be:

(1) collateralized by pools of mortgages in which each mortgage is guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. government;

(2) collateralized by pools of mortgages in which payment of principal and interest is guaranteed by the issuer and the guarantee is collateralized by U.S. government securities; or

(3) securities for which the proceeds of the issuance are invested in mortgage securities and payment of the principal and interest is supported by the credit of an agency or instrumentality of the U.S. government.

SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES ("STRIPS"). A fund may invest in separately traded interest components of securities issued or guaranteed by the U.S. Treasury. The interest components of selected securities are traded independently under the STRIPS program. Under the STRIPS program, the interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

STRIPPED MORTGAGE SECURITIES. Stripped mortgage securities are derivative multi-class mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private issuers, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities in which the funds invest. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities may be illiquid and, together with any other illiquid investments, will not exceed 15% of a fund's net assets. See "Other Investments - Illiquid Securities."

Stripped mortgage securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest only or "IO" class), while the other class will receive all of the principal (the principal only or "PO" class). The yield to maturity on an IO class is extremely sensitive to changes in prevailing interest rates and the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on an investing fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, such fund may fail to fully recoup its initial investment in these securities even if the securities are rated highly.

As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. The value of the other mortgage securities described in the Prospectus and SAI, like other debt instruments, will tend to move in the opposite direction to interest rates. Accordingly, investing in IOs, in conjunction with the other mortgage securities described in the Prospectus and SAI, is expected to contribute to a fund's relatively stable NAV.

Under the Internal Revenue Code of 1986, as amended (the "Code"), POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to a fund.

TYPES OF CREDIT SUPPORT. Mortgage securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities may contain elements of credit support. A discussion of credit support is described under "Asset-Backed Securities."

ASSET-BACKED SECURITIES

The securitization techniques used to develop mortgage securities are also being applied to a broad range of other assets. Through the use of trusts and special purpose corporations, automobile and credit card receivables are being securitized in pass-through structures similar to mortgage pass-through structures or in a pay-through structure similar to the CMO structure.

Generally, the issuers of asset-backed bonds, notes or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of a shorter maturity than mortgage loans. As a result, investment in these securities should be subject to less volatility than mortgage securities. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, a fund must reinvest the prepaid amounts in securities with the prevailing interest rates at the time. Therefore, a fund's ability to maintain an investment including high-yielding asset-backed securities will be affected adversely to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss. Unless otherwise stated in the prospectus disclosure for a fund, a fund will only invest in asset-backed securities rated, at the time of purchase, AA or better by S&P or Aa or better by Moody's.

As with mortgage securities, asset-backed securities are often backed by a pool of assets representing the obligation of a number of different parties and use similar credit enhancement techniques. For a description of the types of credit enhancement that may accompany asset-backed securities, see "Types of Credit Support" below. A fund investing in asset-backed securities will not limit its investments to asset-backed securities with credit enhancements. Although asset-backed securities are not generally traded on a national securities exchange, such securities are widely traded by brokers and dealers, and will not be considered illiquid securities for the purposes of the investment restriction on illiquid securities under "Additional Investment Policies."

TYPES OF CREDIT SUPPORT. To lessen the impact of an obligor's failure to make payments on underlying assets, mortgage securities and asset-backed securities may contain elements of credit support. Such credit support falls into two categories:

-    liquidity protection; and

-    default protection.

Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool of assets occurs in a timely fashion. Default protection provides against losses resulting from ultimate default and enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. A fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Some examples of credit support include:

- "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class);

- creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses); and

- "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees).

The ratings of mortgage securities and asset-backed securities for which third-party credit enhancement provides liquidity protection or default protection are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of these securities could be reduced in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experienced on the underlying pool of assets is better than expected.

The degree of credit support provided for each issue is generally based on historical information concerning the level of credit risk associated with the underlying assets. Delinquency or loss greater than anticipated could adversely affect the return on an investment in mortgage securities or asset-backed securities.

COLLATERALIZED DEBT OBLIGATIONS. A fund may invest in collateralized debt obligations ("CDOs"), which include collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche, which bears the bulk of defaults from the bonds or loans in the CBO trust or CLO trust, as applicable, and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than its underlying assets, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. In the case of all CBO or CLO tranches, the market prices of and yields on tranches with longer terms to maturity tend to be more volatile than those of tranches with shorter terms to maturity due to the greater volatility and uncertainty of cash flows.

The risks of an investment in a CDO depend largely on the quality of the collateral and the tranches of the CDO in which a fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by a fund as illiquid securities; however, an active dealer market may exist for CDOs, allowing a CDO to qualify for treatment as a liquid security. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but not limited to the possibility that: (i) distributions from the collateral will not be adequate to meet the CDOs' obligations to make interest or other payments; (ii) the quality of the collateral assets may decline or the obligors of those assets may default; (iii) the funds (excluding the Lifestyle Trusts series of JHF II) may invest in CDO tranches that are subordinate to other tranches and, therefore, receive payments only after the obligations of the more senior tranches have been satisfied; and
(iv) the complex structure of the CDO may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

ZERO COUPON SECURITIES, DEFERRED INTEREST BONDS AND PAY-IN-KIND BONDS

Zero coupon securities, deferred interest bonds and pay-in-kind bonds involve special risk considerations. Zero coupon securities and deferred interest bonds are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. When a zero coupon security or a deferred interest bond is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding these securities until maturity know at the time of their investment what the return on their investment will be. Pay-in-kind bonds are bonds that pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon securities, deferred interest bonds and pay-in-kind bonds are subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities and deferred interest bonds usually appreciate during periods of declining interest rates and usually depreciates during periods of rising interest rates.

ISSUERS OF ZERO COUPON SECURITIES AND PAY-IN-KIND BONDS. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers. Although zero coupon securities and pay-in-kind bonds are generally not traded on a national securities exchange, these securities are widely traded by brokers and dealers and, to the extent they are widely traded, will not be considered illiquid for the purposes of the investment restriction under "Additional Investment Policies."

TAX CONSIDERATIONS. Current federal income tax law requires the holder of a zero coupon security or certain pay-in-kind bonds to accrue income with respect to these securities prior to the receipt of cash payments. To maintain its qualification as a regulated investment company ("RIC") and avoid liability for federal income and excise taxes, a fund may be required to distribute income accrued with respect to these securities and may have to dispose of fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS

A fund may invest in loans and other direct debt instruments to the extent authorized by its investment policies. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

HIGH YIELD (HIGH RISK) DOMESTIC CORPORATE DEBT SECURITIES

High yield U.S. corporate debt securities include bonds, debentures, notes, bank loans, credit-linked notes and commercial paper. Most of these debt securities will bear interest at fixed rates except bank loans, which usually have floating rates. Bonds may also have variable rates of interest or debt securities that involve equity features, such as equity warrants or convertible outright and participation features (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

The market for high yield U.S. corporate debt securities has undergone significant changes since it was first established. Issuers in the U.S. high yield market originally consisted primarily of growing small capitalization companies and larger capitalization companies whose credit quality had declined from investment grade. During the mid-1980s, participants in the U.S. high yield market issued high yield securities principally in connection with leveraged buyouts and other leveraged recapitalizations. In late 1989 and 1990, the volume of new issues of high yield U.S. corporate debt declined significantly and liquidity in the market decreased. Since early 1991, the volume of new issues of high yield U.S. corporate debt securities has increased substantially and secondary market liquidity has improved. During the same periods, the U.S. high yield debt market exhibited strong returns. Currently, most new offerings of U.S. high yield securities are being issued to refinance higher coupon debt and to raise funds for general corporate purposes as well as to provide financing in connection with leveraged transactions.

BRADY BONDS

Brady Bonds are debt securities issued under the framework of the "Brady Plan," an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. The Brady Plan framework, as it has developed, involves the exchange of external commercial bank debt for newly issued bonds (Brady Bonds). Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. Brady Bonds issued to date generally have maturities between 15 and 30 years from the date of issuance and have traded at a deep discount from their face value. In addition to Brady Bonds, a fund may invest in emerging market governmental obligations issued as a result of debt restructuring agreements outside of the scope of the Brady Plan.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included:

- the exchange of outstanding commercial bank debt for bonds issued at 100% of face value, which carry a below-market stated rate of interest (generally known as par bonds);

- bonds issued at a discount from face value (generally known as discount bonds);

-    bonds bearing an interest rate that increases over time; and

- bonds issued in exchange for the advancement of new money by existing lenders.

Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semi-annually at a rate equal to 13/16 of one percent above current six-month LIBOR. Regardless of the stated face amount and interest rate of the various types of Brady Bonds, a fund investing in Brady Bonds will purchase Brady Bonds in secondary markets in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain sovereign bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 15 to 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the International Monetary Fund (the "IMF"), the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

Brady Bonds may have limited or no collateralization, and must rely for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transactional securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which a fund invest are likely to be acquired at a discount.

SOVEREIGN DEBT OBLIGATIONS

Sovereign debt obligations are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loan or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. government securities, repayment of principal and payment of interest is not guaranteed by the U.S. government.

INDEXED SECURITIES

Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Currency indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities. Currency indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

HYBRID INSTRUMENTS

Hybrid instruments (a type of potentially high-risk derivative) combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument ("Hybrid Instruments").

CHARACTERISTICS OF HYBRID INSTRUMENTS. Generally, a Hybrid Instrument is a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to the following: -prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles or commodities (collectively, "underlying assets"); or -an objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively, "Benchmarks").

Hybrid Instruments may take a variety of forms, including, but not limited to:

- debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time;

- preferred stock with dividend rates determined by reference to the value of a currency; or

- convertible securities with the conversion terms related to a particular commodity.

USES OF HYBRID INSTRUMENTS. Hybrid Instruments provide an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions.

One approach is to purchase a U.S. dollar-denominated Hybrid Instrument whose redemption price is linked to the average three-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate was lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, the investing fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly.

The purpose of this type of arrangement, known as a structured security with an embedded put option, is to give the fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transactions costs. Of course, there is no guarantee that such a strategy will be successful and the value of the fund may decline; for example, if interest rates may not move as anticipated or credit problems could develop with the issuer of the Hybrid Instrument.

RISKS OF INVESTING IN HYBRID INSTRUMENTS. The risks of investing in Hybrid Instruments are a combination of the risks of investing in securities, options, futures and currencies. Therefore, an investment in a Hybrid Instrument may include significant risks not associated with a similar investment in a traditional debt instrument with a fixed principal amount, is denominated in U.S. dollars, or that bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published Benchmark. The risks of a particular Hybrid Instrument will depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the Benchmarks or the prices of underlying assets to which the instrument is linked. These risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the Hybrid Instrument and that may not be readily foreseen by the purchaser. Such factors include economic and political events, the supply and demand for the underlying assets, and interest rate movements. In recent years, various Benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. See "Hedging and Other Strategic Transactions" for a description of certain risks associated with investments in futures, options, and forward contracts.

VOLATILITY. Hybrid Instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular Hybrid Instrument, changes in a Benchmark may be magnified by the terms of the Hybrid Instrument and have an even more dramatic and substantial effect upon the value of the Hybrid Instrument. Also, the prices of the Hybrid Instrument and the Benchmark or underlying asset may not move in the same direction or at the same time.

LEVERAGE RISK. Hybrid Instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, Hybrid Instruments may bear interest at above market rates, but bear an increased risk of principal loss (or gain). For example, an increased risk of principal loss (or gain) may result if "leverage" is used to structure a Hybrid Instrument. Leverage risk occurs when the Hybrid Instrument is structured so that a change in a Benchmark or underlying asset is multiplied to produce a greater value change in the Hybrid Instrument, thereby magnifying the risk of loss, as well as the potential for gain.

LIQUIDITY RISK. Hybrid Instruments may also carry liquidity risk since the instruments are often "customized" to meet the needs of a particular investor. Therefore, the number of investors that would be willing and able to buy such instruments in the secondary market may be smaller than for more traditional debt securities. In addition, because the purchase and sale of Hybrid Instruments could take place in an over-the-counter ("OTC") market without the guarantee of a central clearing organization or in a transaction between a fund and the issuer of the Hybrid Instrument, the creditworthiness of the counterparty or issuer of the Hybrid Instrument would be an additional risk factor that the fund would have to consider and monitor.

LACK OF U.S. REGULATION. Hybrid Instruments may not be subject to regulation of the Commodities Futures Trading Commission ("CFTC"), which generally regulates the trading of commodity futures by U.S. persons, the SEC, which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

The various risks discussed above with respect to Hybrid Instruments particularly the market risk of such instruments, may cause significant fluctuations in the NAV of a fund that invests in such instruments.

ADRS, EDRS, GDRS AND IDRS

Securities of foreign issuers may include American Depository Receipts, European Depositary Receipts, Global Depositary Receipts, and International Depositary Receipts ("ADRs," "EDRs," "GDRs," and "IDRs," respectively). Depositary Receipts are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic corporation.

ADRs are U.S. dollar-denominated securities backed by foreign securities deposited in a U.S. securities depository. ADRs are created for trading in the U.S. markets. The value of an ADR will fluctuate with the value of the underlying security and will reflect any changes in exchange rates. An investment in ADRs involves risks associated with investing in foreign securities.

Securities of foreign issuers also include EDRs, GDRs, and IDRs, which are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs, GDRs, and IDRs are not necessarily quoted in the same currency as the underlying security.

VARIABLE AND FLOATING RATE OBLIGATIONS

Investments in floating or variable rate securities normally will involve industrial development or revenue bonds that provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates of Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of the investing fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of: (i) the notice period required before a fund is entitled to receive payment of the obligation upon demand; or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by the investing fund through the demand feature, the obligations mature on a specified date that may range up to thirty years from the date of issuance.

EXCHANGE TRADED FUNDS ("ETFS")

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying securities and ETFs have management fees, which increase their costs.

ADDITIONAL INVESTMENT POLICIES

The following provides a more detailed explanation of some investment policies.

LENDING SECURITIES

The Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund's total assets. As collateral for the lent securities, the borrower gives the lending portfolio collateral equal to at least 100% of the value of the lent securities. The collateral may consist of cash or securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. The borrower must also agree to increase the collateral if the value of the lent securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Adviser. In addition, the Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting unless it recalls the loaned securities in advance of the record date for the meeting.

WHEN-ISSUED SECURITIES/FORWARD COMMITMENTS

In order to help ensure the availability of suitable securities, a fund may purchase debt or equity securities on a "when-issued" or on a "forward commitment" basis. Purchasing securities on a when-issued or forward commitment basis means that the obligations will be delivered to a fund at a future date, which may be one month or longer after the date of the commitment. Except as may be imposed by these factors, there is no limit on the percent of a fund's total assets that may be committed to such transactions.

Under normal circumstances, a fund purchasing securities on a when-issued or forward commitment basis will take delivery of the securities, but a fund may, if deemed advisable, sell the securities before the settlement date. In general, a fund does not pay for the securities, or start earning interest on them, until the obligations are scheduled to be settled. A fund does, however, record the transaction and reflect the value each day of the securities in determining its NAV. At the time of delivery, the value of when-issued or forward commitment securities may be more or less than the transaction price, and the yields then available in the market may be higher than those obtained in the transaction. While awaiting delivery of the obligations purchased on such bases, a fund will maintain on its records liquid assets consisting of cash or high quality debt securities equal to the amount of the commitments to purchase when-issued or forward commitment securities. The availability of liquid assets for this purpose and the effect of asset segregation on a fund's ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio will limit the extent to which a fund may purchase when-issued or forward commitment securities.

MORTGAGE DOLLAR ROLLS

Under a mortgage dollar roll, a fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar securities (of the same type, coupon and maturity) securities on a specified future date. During the roll period, a fund forgoes principal and interest paid on the mortgage-backed securities. A fund is compensated by the difference between the current sale price and the lower forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. A fund may also be compensated by receipt of a commitment fee. A fund may only enter into "covered rolls." A covered roll is a specific type of dollar roll for which there is an offsetting cash or cash equivalent security position that matures on or before the forward settlement date of the dollar roll transaction or for which a fund maintains on its records liquid assets having an aggregate value at least equal to the amount of such commitment to repurchase. Dollar roll transactions involve the risk that the market value of the securities sold by a fund may decline below the repurchase price of those securities. A mortgage dollar roll may be considered a form of leveraging, and may, therefore, increase fluctuations in a fund's NAV.

ILLIQUID SECURITIES

The Fund may not invest more than 15% of its net assets in securities that are not readily marketable ("illiquid securities"). Investment in illiquid securities involves the risk that, because of the lack of consistent market demand for such securities, a fund may be forced to sell them at a discount from the last offer price.

Illiquid securities may include, but are not limited to: (a) repurchase agreements with maturities greater than seven days; (b) futures contracts and options thereon for which a liquid secondary market does not exist; (c) time deposits maturing in more than seven calendar days; and (d) securities of new and early stage companies whose securities are not publicly traded.

Rule 144A Securities are excluded from the limitation on illiquid securities. Securities that are restricted as to resale but for which a ready market is available pursuant to an exemption provided by Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), or other exemptions from the registration requirements of the 1933 Act may be excluded from the 15% limitation on illiquid securities. The subadvisers decide, subject to the Trustees' oversight, whether securities sold pursuant to Rule 144A are readily marketable for purposes of a fund's investment restriction. The subadvisers will also monitor the liquidity of Rule 144A securities held by the funds for which they are responsible. To the extent that Rule 144A securities held by a fund should become illiquid because of a lack of interest on the part of qualified institutional investors, the overall liquidity of a fund could be adversely affected.

SHORT SALES

A fund may make short sales of securities or maintain a short position, provided that at all times when a short position is open a fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for an equal amount of the securities of the same issuer as the securities sold short (a short sale "against-the-box").

A fund may also sell a security it does not own in anticipation of a decline in the market value of that security (a "short sale"). To complete such a transaction, a fund must borrow the security to make delivery to the buyer. A fund is then obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a fund. Until the security is replaced, a fund is required to pay the lender any dividends or interest that accrues during the period of the loan. To borrow the security, a fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until a fund replaces a borrowed security, it will segregate with its custodian cash or other liquid assets at such a level that: (i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. A fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which a fund replaced the borrowed security. A fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the fund may be required to pay in connection with a short sale.

INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund may invest in other investment companies (including shares of closed-end investment companies, unit investment trusts, and open-end investment companies) to the extent permitted by federal securities laws (including the rules, regulations and interpretations thereunder) and to the extent permitted by exemptive relief obtained from the SEC by the custodian and the subadviser.

Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company-level may be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or may involve the payment of substantial premiums above the value of such investment companies' portfolio securities when traded OTC or a discount to their NAV. Others are continuously offered at NAV, but may also be traded in the secondary market.

The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Loan participations are loans or other direct debt instruments that are interests in amounts owned by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, a fund generally will have no right to enforce compliance by the borrower with the term of the loan agreement relating to loan, nor any rights of set-off against the borrower, and a fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

When a fund purchases assignments from lenders it will acquire direct rights against the borrower on the loan. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligation acquired by a fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. It is anticipated that such securities could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Investments in loans and loan participations will subject a fund to liquidity risk. Loans and loan participations may be transferable among financial institutions, but may not have the liquidity of conventional debt securities and are often subject to restrictions on resale thereby making them potentially illiquid. For example, the purchase or sale of loans requires, in many cases, the consent of either a third party (such as the lead or agent bank for the loan) or of the borrower, and although such consent is, in practice, infrequently withheld, the consent requirement can delay a purchase or hinder a fund's ability to dispose of its investments in loans in a timely fashion. In addition, in some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the subadviser believes to be a fair price.

Corporate loans that a fund may acquire, or in which a fund may purchase a loan participation, are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, leverage recapitalizations and other corporate activities. The highly leveraged capital structure of the borrowers in certain of these transactions may make such loans especially vulnerable to adverse changes in economic or market conditions and greater credit risk than other investments.

Certain of the loan participations or assignments acquired by a fund may involve unfunded commitments of the lenders or revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, a fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan documentation. Such an obligation may have the effect of requiring a fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid).

The borrower of a loan in which a fund holds an interest (including through a loan participation) may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among lenders, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which a fund derives interest income will be reduced. The effect of prepayments on a fund's performance may be mitigated by the receipt of prepayment fees, and the fund's ability to reinvest prepayments in other loans that have similar or identical yields. However, there is no assurance that a fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the prepaid loan.

A fund may invest in loans that pay interest at fixed rates and loans that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, LIBOR or another generally recognized base lending rate. Most floating rate loans are senior in rank in the event of bankruptcy to most other securities of the borrower such as common stock or public bonds. In addition, floating rate loans are also normally secured by specific collateral or assets of the borrower so that the holders of the loans will have a priority claim on those assets in the event of default or bankruptcy of the issuer. While the seniority in rank and the security interest are helpful in reducing credit risk, such risk is not eliminated. Securities with floating interest rates can be less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general, or if interest rates decline. While, because of this interest rate reset feature, loans with resetting interest rates provide a considerable degree of protection against rising interest rates, there is still potential for interest rates on such loans to lag changes in interest rates in general for some period of time. In addition, changes in interest rates will affect the amount of interest income paid to a fund as the floating rate instruments adjust to the new levels of interest rates. In a rising base rate environment, income generation will generally increase. Conversely, during periods when the base rate is declining, the income generating ability of the loan instruments will be adversely affected.

Investments in many loans have additional risks that result from the use of agents and other interposed financial institutions. Many loans are structured and administered by a financial institution (i.e. a commercial bank) that acts as the agent of the lending syndicate. The agent typically administers and enforces the loan on behalf of the other lenders in the lending syndicate. In addition, an institution, typically but not always the agent, holds the collateral, if any, on behalf of the lenders. A financial institution's employment as an agent might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g. an insurance company or government agency) similar risks may arise.

INDEX-RELATED SECURITIES ("EQUITY EQUIVALENTS")

A fund may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or S&P's Depository Receipts (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indices as well as the securities that make up those indices. For example, if the securities compromising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities compromising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a fund's assets across a broad range of securities.

To the extent a fund invests in securities of other investment companies, including Equity Equivalents, fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operations. These costs include management, brokerage, shareholder servicing and other operational expenses. Indirectly, if a fund invests in Equity Equivalents, shareholders may pay higher operational costs than if they owned the underlying investment companies directly. Additionally, a fund's investments in such investment companies are subject to limitations under the 1940 Act and market availability.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting Equity Equivalents could adversely affect the liquidity and value of the shares of a fund.

FIXED INCOME SECURITIES

Investment grade bonds are those rated in the four highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P. Obligations rated in the lowest of the top four rating categories (such as Baa by Moody's or BBB by S&P) may have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments, including a greater possibility of default or bankruptcy of the issuer, than is the case with higher grade bonds. Subsequent to its purchase by a fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by a fund. In addition, it is possible that Moody's, S&P and other NRSROs might not timely change their ratings of a particular issue to reflect subsequent events. None of these events will require the sale of the securities by a fund, although the subadviser will consider these events in determining whether it should continue to hold the securities.

MARKET CAPITALIZATION WEIGHTED APPROACH

A fund's structure may involve market capitalization weighting in determining individual security weights and, where applicable, country or region weights. Market capitalization weighting means each security is generally purchased based on the issuer's relative market capitalization. Market capitalization weighting will be adjusted by the subadviser, for a variety of factors. A fund may deviate from market capitalization weighting to limit or fix the exposure to a particular country or issuer to a maximum portion of the assets of the fund. Additionally, the subadviser may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by the subadviser given market conditions. The subadviser may exclude the eligible security of a company that meets applicable market capitalization criterion if it determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting.

Adjustment for free float adjusts market capitalization weighting to exclude the share capital of a company that is not freely available for trading in the public equity markets by international investors. For example, the following types of shares may be excluded: (i) those held by strategic investors (such as governments, controlling shareholders and management); (ii) treasury shares; or
(iii) shares subject to foreign ownership restrictions.

Deviation from market capitalization weighting also will occur because the subadviser generally intends to purchase in round lots. Furthermore, the subadviser may reduce the relative amount of any security held in order to retain sufficient portfolio liquidity. A portion, but generally not in excess of 20% of a fund's assets, may be invested in interest bearing obligations, such as money market instruments, thereby causing further deviation from market capitalization weighting.

Block purchases of eligible securities may be made at opportune prices, even though such purchases exceed the number of shares that, at the time of purchase, would be purchased under a market capitalization weighted approach. Changes in the composition and relative ranking (in terms of market capitalization) of the stocks that are eligible for purchase take place with every trade when the securities markets are open for trading due, primarily, to price fluctuations of such securities. On at least a semi-annual basis, the subadviser will prepare a list of companies whose stock is eligible for investment by the fund. Additional investments generally will not be made in securities that have changed in value sufficiently to be excluded from the subadviser then current market capitalization requirement for eligible portfolio securities. This may result in further deviation from market capitalization weighting. This deviation could be substantial if a significant amount of holdings of a fund change in value sufficiently to be excluded from the requirement for eligible securities, but not by a sufficient amount to warrant their sale.

Country weights may be based on the total market capitalization of companies within each country. The calculation of country market capitalization may take into consideration the free float of companies within a country or whether these companies are eligible to be purchased for the particular strategy. In addition, to maintain a satisfactory level of diversification, the subadviser may limit or adjust the exposure to a particular country or region to a maximum proportion of the assets of that vehicle. Country weights may also deviate from target weights due to general day-to-day trading patterns and price movements. As a result, the weighting of countries will likely vary from their weighting in published international indices.

RISK FACTORS

The risks of investing in certain types of securities are described below. The value of an individual security or a particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. As described in the Prospectus, by owning shares of the Underlying Funds, the Fund indirectly invests in the securities and instruments held by the Underlying Funds and bears the same risks as those in which it invests.

EQUITY SECURITIES

Equity securities include common, preferred and convertible preferred stocks and securities the values of which are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a fund investing in equities. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by a fund could decline if the financial condition of the companies invested in decline or if overall market and economic conditions deteriorate. Even funds that invest in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

FIXED INCOME SECURITIES

Fixed income securities are generally subject to two principal types of risks:
(a) interest rate risk; and (b) credit quality risk.

INTEREST RATE RISK. Fixed income securities are affected by changes in interest rates. When interest rates decline, the market value of the fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed income securities generally can be expected to decline.

CREDIT QUALITY RISK. Fixed income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed income security deteriorates after a fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the fund's investments. Funds that may invest in lower-rated fixed income securities are riskier than funds that may invest in higher-rated fixed income securities.

INVESTMENT GRADE FIXED INCOME SECURITIES IN THE LOWEST RATING CATEGORY

Investment grade fixed income securities in the lowest rating category (rated Baa by Moody's or BBB by S&P and comparable unrated securities) involve a higher degree of risk than fixed income securities in the higher rating categories. While such securities are considered investment grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities.

LOWER-RATED FIXED INCOME SECURITIES

Lower-rated fixed income securities are defined as securities rated below investment grade (rated "Ba" and below by Moody's and "BB" and below by S&P). The principal risks of investing in these securities are as follows:

RISK TO PRINCIPAL AND INCOME. Investing in lower-rated fixed income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default or become bankrupt.

PRICE VOLATILITY. The price of lower-rated fixed income securities may be more volatile than securities in the higher rating categories. This volatility may increase during periods of economic uncertainty or change. The price of these securities is affected more than higher-rated fixed income securities by the market's perception of their credit quality especially during times of adverse publicity. In the past, economic downturns or an increase in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater affect on highly leveraged issuers of these securities.

LIQUIDITY. The market for lower-rated fixed income securities may have more limited trading than the market for investment grade fixed income securities. Therefore, it may be more difficult to sell these securities and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

DEPENDENCE ON SUBADVISER'S OWN CREDIT ANALYSIS. While a subadviser to a fund may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed income securities is more dependent on the subadviser's evaluation than the assessment of the credit risk of higher-rated securities.

ADDITIONAL RISKS REGARDING LOWER-RATED CORPORATE FIXED INCOME SECURITIES. Lower-rated corporate debt securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economics conditions than higher-rated corporate fixed income securities.

Issuers of lower-rated corporate debt securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

ADDITIONAL RISKS REGARDING LOWER-RATED FOREIGN GOVERNMENT FIXED INCOME SECURITIES. Lower-rated foreign government fixed income securities are subject to the risks of investing in emerging market countries described under "Foreign Securities." In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging market countries may experience high inflation, interest rates and unemployment as well as exchange rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

SMALL AND MEDIUM SIZE COMPANIES

SURVIVAL OF SMALL OR UNSEASONED COMPANIES. Companies that are small or unseasoned (i.e., less than 3 years of operating history) are more likely than larger or established companies to fail or not to accomplish their goals. As a result, the value of their securities could decline significantly. These companies are less likely to survive since they are often dependent upon a small number of products, may have limited financial resources and a small management group.

CHANGES IN EARNINGS AND BUSINESS PROSPECTS. Small or unseasoned companies often have a greater degree of change in earnings and business prospects than larger or established companies, resulting in more volatility in the price of their securities.

LIQUIDITY. The securities of small or unseasoned companies may have limited marketability. This factor could cause the value of a fund's investments to decrease if it needs to sell such securities when there are few interested buyers.

IMPACT OF BUYING OR SELLING SHARES. Small or unseasoned companies usually have fewer outstanding shares than larger or established companies. Therefore, it may be more difficult to buy or sell large amounts of these shares without unfavorably impacting the price of the security.

PUBLICLY AVAILABLE INFORMATION. There may be less publicly available information about small or unseasoned companies. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security.

MEDIUM SIZE COMPANIES. Investments in the securities of medium sized companies present risks similar to those associated with small or unseasoned companies although to a lesser degree due to the larger size of the companies.

FOREIGN SECURITIES

CURRENCY FLUCTUATIONS. Investments in foreign securities may cause a fund to lose money when converting investments from foreign currencies into U.S. dollars. A fund may attempt to lock in an exchange rate by purchasing a foreign currency exchange contract prior to the settlement of an investment in a foreign security. However, it may not always be successful in doing so and a fund could still lose money.

POLITICAL AND ECONOMIC CONDITIONS. Investments in foreign securities subject a fund to the political or economic conditions of the foreign country. These conditions could cause a fund's investments to lose value if these conditions deteriorate for any reason. This risk increases in the case of emerging market countries that are more likely to be politically unstable. Political instability could cause the value of any investment in the securities of an issuer based in a foreign country to decrease or could prevent or delay a fund from selling its investment and taking the money out of the country.

REMOVAL OF PROCEEDS OF INVESTMENTS FROM A FOREIGN COUNTRY. Foreign countries, especially emerging market countries, often have currency controls or restrictions that may prevent or delay a fund from taking money out of the country or may impose additional taxes on money removed from the country. Therefore, a fund could lose money if it is not permitted to remove capital from the country or if there is a delay in taking the assets out of the country, since the value of the assets could decline during this period or the exchange rate to convert the assets into U.S. dollars could worsen.

NATIONALIZATION OF ASSETS. Investments in foreign securities subject a fund to the risk that the company issuing the security may be nationalized. If the company is nationalized, the value of the company's securities could decrease in value or even become worthless.

SETTLEMENT OF SALES. Foreign countries, especially emerging market countries, may also have problems associated with settlement of sales. Such problems could cause a fund to suffer a loss if a security to be sold declines in value while settlement of the sale is delayed.

INVESTOR PROTECTION STANDARDS. Foreign countries, especially emerging market countries, may have less stringent investor protection and disclosure standards than the U.S. Therefore, when making a decision to purchase a security for a fund, a subadviser may not be aware of problems associated with the company issuing the security and may not enjoy the same legal rights as those provided in the U.S.

INVESTMENT COMPANY SECURITIES

A fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

FUND OF FUNDS RISK FACTORS

The Fund is a fund of funds and may invest in shares of the Underlying Funds. The following discussion provides information on the risks of investing in the Fund.

As permitted by Section 12 of the 1940 Act, the Fund invests in Underlying Funds and may reallocate or rebalance assets among the Underlying Funds.

From time to time, an Underlying Fund may experience relatively large redemptions or investments due to reallocations or rebalancings of the assets of the Fund ("Rebalancings"), as effected by its subadviser, MFC Global Investment Management (U.S.A.) Limited ("MFC Global (U.S.A.)"). Shareholders should note that Rebalancings may affect the Underlying Funds. The Underlying Funds subject to redemptions by the Fund may find it necessary to sell securities; and the Underlying Funds that receive additional cash from the Fund will find it necessary to invest the cash. The impact of Rebalancings is likely to be greater when the Fund owns, redeems, or invests in, a substantial portion of an Underlying Fund. Rebalancings could affect the Underlying Funds, which could adversely affect their performance and, therefore, the performance of the Fund.

Both the Adviser and MFC Global (U.S.A.) will monitor the impact of Rebalancings on the Underlying Funds and attempt to minimize any such adverse impact, consistent with pursuing the investment objective of the Fund. However, there is no guarantee that the Adviser and MFC Global (U.S.A.) will be successful in doing so.

Possible Adverse Effects of Rebalancings on the Underlying Funds:

1. The Underlying Funds could be required to sell securities or to invest cash, at times when they may not otherwise desire to do so.

2. Rebalancings may increase brokerage and/or other transaction costs of the Underlying Funds.

3. When the Fund owns a substantial portion of an Underlying Fund, a large redemption by the Fund could cause that Underlying Fund's expenses to increase and could result in its portfolio becoming too small to be economically viable.

4. Rebalancings could accelerate the realization of taxable capital gains in the Underlying Funds subject to large redemptions if sales of securities results in capital gains.

Both the Fund and the Underlying Funds are managed by the Adviser. MFC Global (U.S.A.), which is an affiliate of the Adviser, is the subadviser to the Fund and to certain of the Underlying Funds. Shareholders should note that the Adviser has the responsibility to oversee and monitor both the Fund, and the Underlying Funds and MFC Global (U.S.A.) has the responsibility to manage both the Fund and certain of the Underlying Funds. The Adviser and MFC Global (U.S.A.) will monitor the impact of Rebalancings on the Underlying Funds and attempt to minimize any adverse effect of the Rebalancings on the Underlying Funds, consistent with pursuing the investment objective of the Fund.

With respect to Rebalancings, shareholders should also note that MFC Global (U.S.A.) as the subadviser to both the Fund and certain of the Underlying Funds, may appear to have incentive to allocate more Fund assets to those Underlying Funds that it subadvises. However, the Adviser believes it has no financial incentive since the net amount of advisory fee retained after payment of the subadvisory fee is the same for all the Affiliated Underlying Funds, although the Adviser's ultimate controlling parent, MFC, may appear to have an incentive to do so since it also controls MFC Global (U.S.A.). The Adviser will monitor MFC Global (U.S.A.)'s allocation of Fund assets to the Underlying Funds to attempt to ensure that assets are not allocated to other MFC Global (U.S.A.)-subadvised portfolios unless it is in the best interest of the Fund to do so. In addition, prior to appointing MFC Global (U.S.A.) as subadviser to an Underlying Fund, the Board of Trustees will consider the affiliation between the Adviser and MFC Global (U.S.A.) as one of its factors in approving such appointment.

STRIPPED SECURITIES

Stripped securities are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent participating interests in pools of residential mortgage loans that are guaranteed by the U.S. government, its agencies or instrumentalities. However, the guarantee of these types of securities relates to the principal and interest payments and not the market value of such securities. In addition, the guarantee only relates to the mortgage-backed securities held by a fund and not the purchase of shares of a fund.

Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Such securities differ from conventional debt securities that provide for the periodic payment of interest in fixed amounts (usually semiannually) with principal payments at maturity or on specified dates. Mortgage-backed securities provide periodic payments that are, in effect, a "pass-through" of the interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. A mortgage-backed security will mature when all the mortgages in the pool mature or are prepaid. Therefore, mortgage-backed securities do not have a fixed maturity, and their expected maturities may vary when interest rates raise or fall.

When interest rates fall, homeowners are more likely to prepay their mortgage loans. An increased rate of prepayments on a fund's mortgage-backed securities will result in an unforeseen loss of interest income to the fund as the fund may be required to reinvest assets at a lower interest rate. Because prepayments increase when interest rates fall, the prices of mortgaged-backed securities do not increase as much as other fixed income securities when interest rates fall.

When interest rates rise, homeowners are less likely to prepay their mortgages loans. A decreased rate of prepayments lengthen the expected maturity of a mortgage-backed security. Therefore, the prices of mortgage-backed securities may decrease more than prices of other fixed income securities when interest rates rise.

The yield of mortgage-backed securities is based on the average life of the underlying pool of mortgage loans. The actual life of any particular pool may be shortened by unscheduled or early payments of principal and interest. Principal prepayments may result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages. The occurrence of prepayments is affected by a wide range of economic, demographic and social factors and, accordingly, it is not possible to accurately predict the average life of a particular pool. The actual prepayment experience of a pool of mortgage loans may cause the yield realized by a fund to differ from the yield calculated on the basis of the average life of the pool. In addition, if a fund purchases mortgage-backed securities at a premium, the premium may be lost in the event of early prepayment, which may result in a loss to a fund.

Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments are likely to decline. Monthly interest payments received by a fund have a compounding effect that will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. Because of the reinvestment of prepayments of principal at current rates, mortgage-backed securities may be less effective than Treasury bonds of similar maturity at maintaining yields during periods of declining interest rates. Also, although the value of debt securities may increase as interest rates decline, the value of these pass-through type of securities may not increase as much due to their prepayment feature.

COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs are mortgage-backed securities issued in separate classes with different stated maturities. As the mortgage pool experiences prepayments, the pool pays off investors in classes with shorter maturities first. By investing in CMOs, a fund may manage the prepayment risk of mortgage-backed securities. However, prepayments may cause the actual maturity of a CMO to be substantially shorter than its stated maturity.

ASSET-BACKED SECURITIES. Asset-backed securities include interests in pools of debt securities, commercial or consumer loans, or other receivables. The value of these securities depends on many factors, including changes in interest rates, the availability of information concerning the pool and its structure, the credit quality of the underlying assets, the market's perception of the servicer of the pool, and any credit enhancement provided. In addition, asset-backed securities have prepayment risks similar to mortgage-backed securities.

SECURITIES LINKED TO THE REAL ESTATE MARKET

Investing in securities of companies in the real estate industry subjects a fund to the risks associated with the direct ownership of real estate. These risks include:

- declines in the value of real estate;

- risks related to general and local economic conditions;

- possible lack of availability of mortgage funds;

- overbuilding;

- extended vacancies of properties;

- increased competition;

- increases in property taxes and operating expenses;

- change in zoning laws;

- losses due to costs resulting from the clean-up of environmental problems;

- liability to third parties for damages resulting from environmental problems;

- casualty or condemnation losses;

- limitations on rents;

- changes in neighborhood values and the appeal of properties to tenants; and

- changes in interest rates.

Therefore, for a fund investing a substantial amount of its assets in securities of companies in the real estate industry, the value of a fund's shares may change at different rates compared to the value of shares of a fund with investments in a mix of different industries.

Securities of companies in the real estate industry include real estate investment trusts ("REITs"), including equity REITs and mortgage REITs. Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and mortgage REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidations. In addition, equity and mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code, or to maintain their exemptions form registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

In addition, even the larger REITs in the industry tend to be small to medium-sized companies in relation to the equity markets as a whole. See "Small and Medium Size Companies" for a discussion of the risks associated with investments in these companies.

INDUSTRY OR SECTOR INVESTING

When a fund's investments are concentrated in a particular industry or sector of the economy, they are not as diversified as the investments of most mutual funds and are far less diversified than the broad securities markets. This means that concentrated funds tend to be more volatile than other mutual funds, and the values of their investments tend to go up and down more rapidly. In addition, a fund that invests in a particular industry or sector is particularly susceptible to the impact of market, economic, regulatory and others factors affecting that industry or sector.

INTERNET-RELATED INVESTMENTS. The value of companies engaged in Internet-related activities, which is a developing industry, is particularly vulnerable to: (a) rapidly changing technology; (b) extensive government regulation; and (c) relatively high risk of obsolescence caused by scientific and technological advances. In addition, companies engaged in Internet-related activities are difficult to value and many have high share prices relative to their earnings that they may not be able to maintain over the long-term. Moreover, many Internet companies are not yet profitable and will need additional financing to continue their operations. There is no guarantee that such financing will be available when needed. Since many Internet companies are start-up companies, the risks associated with investing in small companies are heightened for these companies. Any fund that invests a significant portion of its assets in Internet-related companies should be considered extremely risky even as compared to other funds that invest primarily in small company securities.

FINANCIAL SERVICES INDUSTRY. A fund investing principally in securities of companies in the financial services industry is particularly vulnerable to events affecting that industry. Companies in the financial services industry include commercial and industrial banks, savings and loan associations and their holding companies, consumer and industrial finance companies, diversified financial services companies, investment banking, securities brokerage and investment advisory companies, leasing companies and insurance companies.

BANKING. Commercial banks (including "money center" regional and community banks), savings and loan associations and holding companies of the foregoing are especially subject to adverse effects of volatile interest rates, concentrations of loans in particular industries (such as real estate or energy) and significant competition. The profitability of these businesses is to a significant degree dependent upon the availability and cost of capital funds. Economic conditions in the real estate market may have a particularly strong effect on certain banks and savings associations. Commercial banks and savings associations are subject to extensive federal and, in many instances, state regulation. Neither such extensive regulation nor the federal insurance of deposits ensures the solvency or profitability of companies in this industry, and there is no assurance against losses in securities issued by such companies.

INSURANCE. Insurance companies are particularly subject to government regulation and rate setting, potential anti-trust and tax law changes, and industry-wide pricing and competition cycles. Property and casualty insurance companies may also be affected by weather and other catastrophes. Life and health insurance companies may be affected by mortality and morbidity rates, including the effects of epidemics. Individual insurance companies may be exposed to reserve inadequacies, problems in investment portfolios (for example, due to real estate or "junk" bond holdings) and failures of reinsurance carriers.

OTHER FINANCIAL SERVICES COMPANIES. Many of the investment considerations discussed in connection with banks and insurance also apply to financial services companies. These companies are all subject to extensive regulation, rapid business changes, volatile performance dependent upon the availability and cost of capital and prevailing interest rates and significant competition. General economic conditions significantly affect these companies. Credit and other losses resulting from the financial difficulty of borrowers or other third parties have a potentially adverse effect on companies in this industry. Investment banking, securities brokerage and investment advisory companies are particularly subject to government regulation and the risks inherent in securities trading and underwriting activities.

TELECOMMUNICATIONS. Companies in the telecommunications sector are subject to the additional risks of rapid obsolescence, lack of standardization or compatibility with existing technologies, an unfavorable regulatory environment, and a dependency on patent and copyright protection. The prices of the securities of companies in the telecommunications sector may fluctuate widely due to both federal and state regulations governing rates of return and services that may be offered, fierce competition for market share, and competitive challenges in the U.S. from foreign competitors engaged in strategic joint ventures with U.S. companies, and in foreign markets from both U.S. and foreign competitors. In addition, recent industry consolidation trends may lead to increased regulation of telecommunications companies in their primary markets.

UTILITIES. Many utility companies, especially electric and gas and other energy related utility companies, are subject to various uncertainties, including: risks of increases in fuel and other operating costs; restrictions on operations and increased costs and delays as a result of environmental and nuclear safety regulations; coping with the general effects of energy conservation; technological innovations that may render existing plants, equipment or products obsolete; the potential impact of natural or man-made disasters; difficulty obtaining adequate returns on invested capital, even if frequent rate increases are approved by public service commissions; the high cost of obtaining financing during periods of inflation; difficulties of the capital markets in absorbing utility debt and equity securities; and increased competition. For example, electric utilities in certain markets have experienced financial difficulties recently related to changes in regulations and price volatility in the oil and natural gas markets. Similar difficulties could arise for other types of utilities or in other regions. Because utility companies are faced with the same obstacles, issues and regulatory burdens, their securities may react similarly and more in unison to these or other market conditions.

HEALTH SCIENCES. Companies in this sector are subject to the additional risks of increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation and the obsolescence of popular products. The prices of the securities of health sciences companies may fluctuate widely due to government regulation and approval of their products and services, which may have a significant effect on their price and availability. In addition, the types of products or services produced or provided by these companies may quickly become obsolete. Moreover, liability for products that are later alleged to be harmful or unsafe may be substantial and may have a significant impact on a company's market value or share price.

INITIAL PUBLIC OFFERINGS ("IPOS")

The Fund or an Underlying Fund may invest a portion of their assets in shares of IPOs, consistent with their investment objectives and policies. IPOs may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs on a fund's performance likely will decrease as the fund's asset size increases, which could reduce the fund's returns. IPOs may not be consistently available to a fund for investing, particularly as the fund's asset base grows. IPO shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, a fund may hold IPO shares for a very short period of time. This may increase the turnover of a fund and may lead to increased expenses for a fund, such as commissions and transaction costs. In addition, IPO shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

U.S. GOVERNMENT SECURITIES

The Fund or an Underlying Fund may invest in U.S. government securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the issuing agency or instrumentality that depends entirely on its own resources to repay the debt. U.S. government securities that are backed by the full faith and credit of the United States include U.S. Treasuries and mortgage-backed securities guaranteed by the GNMA. Securities that are only supported by the credit of the issuing agency or instrumentality include the Fannie Mae, the FHLBs and the Freddie Mac.

HIGH YIELD (HIGH RISK) SECURITIES

GENERAL. The Fund or an Underlying Fund may invest in high yield (high risk) securities, consistent with their investment objectives and policies. High yield securities are those rated below investment grade and comparable unrated securities. These securities offer yields that fluctuate over time, but generally are superior to the yields offered by higher-rated securities. However, securities rated below investment grade also have greater risks than higher-rated securities as described below.

INTEREST RATE RISK. To the extent a fund invests primarily in fixed income securities, the NAV of the fund can be expected to change as general levels of interest rates fluctuate. However, the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors (such as developments relating to a specific issuer) when interest rates decline, the value of a fixed income fund generally rise. Conversely, when interest rates rise, the value of a fixed income fund will decline.

LIQUIDITY. The secondary markets for high yield corporate and sovereign debt securities are not as liquid as the secondary markets for investment grade securities. The secondary markets for high yield debt securities are concentrated in relatively few market makers and participants are mostly institutional investors. In addition, the trading volume for high yield debt securities is generally lower than for investment grade securities. Furthermore, the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer.

These factors may have an adverse effect on the ability of funds investing in high yield securities to dispose of particular portfolio investments. These factors also may limit funds that invest in high yield securities from obtaining accurate market quotations to value securities and calculate NAV. If a fund investing in high yield debt securities is not able to obtain precise or accurate market quotations for a particular security, it will be more difficult for the subadviser to value its investments.

Less liquid secondary markets may also affect a fund's ability to sell securities at their fair value. The Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities. These securities may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a fund's assets invested in illiquid securities may increase.

NON-INVESTMENT GRADE CORPORATE DEBT SECURITIES. While the market values of securities rated below investment grade (and comparable unrated securities) tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of non-investment grade corporate debt securities tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities.

In addition, these securities generally present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

NON-INVESTMENT GRADE FOREIGN SOVEREIGN DEBT SECURITIES. Investing in non-investment grade foreign sovereign debt securities will expose funds to the consequences of political, social or economic changes in the developing and emerging market countries that issue the securities. The ability and willingness of sovereign obligors in these countries to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Developing and emerging market countries have historically experienced (and may continue to experience) high inflation and interest rates, exchange rate trade difficulties, extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability.

The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by:

-    the obligor's balance of payments, including export performance;

-    the obligor's access to international credits and investments;

-    fluctuations in interest rates; and

-    the extent of the obligor's foreign reserves.

OBLIGOR'S BALANCE OF PAYMENTS. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected.

OBLIGOR'S ACCESS TO INTERNATIONAL CREDITS AND INVESTMENTS. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multilateral organizations, and inflows of foreign investment. The commitment on the part of these entities to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure in any of these efforts may result in the cancellation of these third parties' lending commitments, thereby further impairing the obligor's ability or willingness to service its debts on time.

OBLIGOR'S FLUCTUATIONS IN INTEREST RATES. The cost of servicing external debt is generally adversely affected by rising international interest rates since many external debt obligations bear interest at rates that are adjusted based upon international interest rates.

OBLIGOR'S FOREIGN RESERVES. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt.

THE CONSEQUENCES OF A DEFAULT. As a result of the previously listed factors, a governmental obligor may default on its obligations. If a default occurs, a fund holding foreign sovereign debt securities may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of the foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations. This difficulty has led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things:

- reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds; and

-    obtaining new credit to finance interest payments.

Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit that may adversely affect a fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

SECURITIES IN THE LOWEST RATING CATEGORIES. Certain debt securities in which a fund may invest may have (or be considered comparable to securities having) the lowest ratings for non-subordinated debt instruments assigned by Moody's or S&P. These securities are rated Caa or lower by Moody's or CCC or lower by S&P. These securities are considered to have the following characteristics:

-    extremely poor prospects of ever attaining any real investment standing;

-    current identifiable vulnerability to default;

- unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions;

- are speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations; and/or

-    are default or not current in the payment of interest or principal.

Accordingly, it is possible that these types of characteristics could, in certain instances, reduce the value of securities held by a fund with a commensurate effect on the value of the fund's shares.

HEDGING AND OTHER STRATEGIC TRANSACTIONS

Hedging refers to protecting against possible changes in the market value of securities a portfolio already owns or plans to buy or protecting unrealized gains in the fund. These strategies may also be used to gain exposure to a particular market. The hedging and other strategic transactions that may be used by a fund, consistent with their investment objectives and policies, are described below:

- exchange-listed and OTC put and call options on securities, financial futures contracts, currencies, fixed income indices and other financial instruments,

-    financial futures contracts (including stock index futures);

-    interest rate transactions*;

-    currency transactions**;

- swaps (including interest rate, index, equity, credit default swaps and currency swaps); and

-    structured notes, including hybrid or "index" securities.

* A fund's interest rate transactions may take the form of swaps, caps, floors and collars.

** A fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies or currency futures contracts.

Hedging and Other Strategic Transactions may be used for the following purposes:

- to attempt to protect against possible changes in the market value of securities held or to be purchased by a fund resulting from securities markets or currency exchange rate fluctuations;

-    to protect a fund's unrealized gains in the value of its securities;

-    to facilitate the sale of a fund's securities for investment purposes;

-    to manage the effective maturity or duration of a fund's securities;

- to establish a position in the derivatives markets as a method of gaining exposure to a particular market; or

- to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

GENERAL CHARACTERISTICS OF OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Many hedging and other strategic transactions involving options require segregation of portfolio assets in special accounts, as described under "Use of Segregated and Other Special Accounts."

PUT OPTIONS. A put option gives the purchaser of the option, upon payment of a premium, the right to sell (and the writer the obligation to buy) the underlying security, commodity, index, currency or other instrument at the exercise price. A fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving a fund the right to sell the instrument at the option exercise price.

If and to the extent authorized to do so, a fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. A fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under put options other than those with respect to futures contracts.

RISK OF SELLING PUT OPTIONS. In selling put options, a fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

CALL OPTIONS. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A fund's purchase of a call option on an underlying instrument might be intended to protect a fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An "American" style put or call option may be exercised at any time during the option period, whereas a "European" style put or call option may be exercised only upon expiration or during a fixed period prior to expiration.

PARTIAL HEDGE OR INCOME TO THE FUND. If a fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by a fund or will increase a fund's income. Similarly, the sale of put options can also provide fund gains.

COVERING OF OPTIONS. All call options sold by a fund must be "covered" (that is, the fund must own the securities or futures contract subject to the call or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding).


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

RISK OF SELLING CALL OPTIONS. Even though a fund will receive the option premium to help protect it against loss, a call option sold by a fund will expose the fund during the term of the option to possible loss of the opportunity to sell the underlying security or instrument with a gain.

EXCHANGE-LISTED OPTIONS. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options and Eurodollar instruments (which are described below under "Eurodollar Instruments") are cash settled for the net amount, if any, by which the option is "in-the-money" at the time the option is exercised. "In-the-money" means the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are:

-    insufficient trading interest in certain options;

-    restrictions on transactions imposed by an exchange;

- trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits;

-    interruption of the normal operations of the OCC or an exchange;

- inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or

- a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC OPTIONS. OCT options are purchased from or sold to counterparties such as securities dealers, financial institutions through direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a fund or fails to make a cash settlement payment due in accordance with the terms of that option, the fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker-dealers, domestic or foreign banks, or other financial institutions that are deemed creditworthy by the subadviser. In the absence of a change in the current position of the SEC's staff, OTC options purchased by a fund and the amount of the fund's obligation pursuant to an OTC option sold by the fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.


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

TYPES OF OPTIONS THAT MAY BE PURCHASED. A fund may purchase and sell call options on securities indices, currencies, and futures contracts, as well as and on Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the OTC markets.

A fund reserves the right to invest in options on instruments and indices that may be developed in the future to the extent consistent with applicable law, the investment objective and the restrictions set forth herein.

GENERAL CHARACTERISTICS OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

A fund may trade financial futures contracts (including stock index futures contracts that are described below) or purchase or sell put and call options on those contracts for the following purposes:

-    as a hedge against anticipated interest rate, currency or market changes;

-    for duration management;

-    for risk management purposes; and

-    to gain exposure to a securities market.

Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to certain instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver that position.

With respect to futures contracts that are not legally required to "cash settle," a fund may cover the open position by setting aside or earmarking liquid assets in an amount equal to the market value of the futures contract. With respect to futures that are required to "cash settle," such as Eurodollar, UK 90 day and Euribor futures; however, a fund is permitted to set aside or earmark liquid assets in an amount equal to the fund's daily marked to market
(net) obligation, if any, (in other words, the fund's daily net liability, if any) rather than the market value of the futures contract. By setting aside assets equal to only its net obligation under cash-settled futures contracts, a fund will have the ability to employ such futures contracts to a greater extent than if the fund were required to segregate assets equal to the full market value of the futures contract.

USE WILL BE CONSISTENT WITH APPLICABLE REGULATORY REQUIREMENTS. A fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular with the rules and regulations of the CFTC and will be entered into primarily for bona fide hedging, risk management (including duration management) or to attempt to increase income or gains.

MARGIN. Maintaining a futures contract or selling an option on a futures contract will typically require a fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of a fund. If a fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position.

SETTLEMENT. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

VALUE OF FUTURES CONTRACTS SOLD BY A FUND. The value of all futures contracts sold by a fund (adjusted for the historical volatility relationship between such fund and the contracts) will not exceed the total market value of the fund's securities.

STOCK INDEX FUTURES


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DEFINITION. A stock index futures contract (an "Index Future") is a contract to buy a certain number of units of the relevant index at a specified future date at a price agreed upon when the contract is made. A unit is the value at a given time of the relevant index.

USES OF INDEX FUTURES. Below are some examples of how Index Futures may be used:

- In connection with a fund's investment in common stocks, a fund may invest in Index Futures while the subadviser seeks favorable terms from brokers to effect transactions in common stocks selected for purchase.

- A fund may also invest in Index Futures when a subadviser believes that there are not enough attractive common stocks available to maintain the standards of diversity and liquidity set for the fund's pending investment in such stocks when they do become available.

- Through the use of Index Futures, a fund may maintain a pool of assets with diversified risk without incurring the substantial brokerage costs that may be associated with investment in multiple issuers. This may permit a fund to avoid potential market and liquidity problems (e.g., driving up or forcing down the price by quickly purchasing or selling shares of a portfolio security) that may result from increases or decreases in positions already held by a fund.

- A fund may also invest in Index Futures in order to hedge its equity positions.

Hedging and other strategic transactions involving futures contracts and options on futures contracts will be purchased, sold or entered into primarily for bona fide hedging, risk management or appropriate fund management purposes including gaining exposure to a particular securities market. The Fund will not act as a "commodity pool" (i.e., a pooled investment vehicle that trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC).

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

A fund may purchase and sell call and put options on securities indices and other financial indices ("Options on Financial Indices"). In so doing, a fund can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments.

DESCRIPTION OF OPTIONS ON FINANCIAL INDICES. Options on Financial Indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, Options on Financial Indices settle by cash settlement. Cash settlement means that the holder has the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call (or is less than, in the case of a put) the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments comprising the market or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case for options on securities. In the case of an OTC option, physical delivery may be used instead of cash settlement.

YIELD CURVE OPTIONS

A fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a fund may purchase or write such options for hedging purposes. For example, a fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the subadviser, the fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the


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

underlying securities remains constant, if the spread moves in a direction or to an extent that was not anticipated. Yield curve options written by a fund will be "covered." A call (or put) option is covered if a fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the fund's net liability under the two options. Therefore, a fund's liability for such a covered option is generally limited to the difference between the amounts of the fund's liability under the option written by the fund less the value of the option held by it. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter.

CURRENCY TRANSACTIONS

A fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value. Currency transactions include:

-    forward currency contracts;

-    exchange-listed currency futures contracts and options thereon;

-    exchange-listed and OTC options on currencies; and

-    currency swaps.

A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described under "Swap Agreements and Options on Swap Agreements." A fund may enter into currency transactions only with counterparties that are deemed creditworthy by the subadviser.

A fund's dealings in forward currency contracts and other currency transactions such as futures contracts, options, options on futures contracts and swaps will be limited to hedging and similar purposes, including transaction hedging, position hedging, cross hedging and proxy hedging. A fund may also use foreign currency options and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuation from one country to another.

A fund may also engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a fund and a counterparty (usually a commercial bank) to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any differential between the foreign exchange rate agreed upon at the inceptions of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. Thus, the actual gain or loss of a given non-deliverable forward transaction is calculated by multiplying the transaction's notional amount by the difference between the agreed upon forward exchange rate and the actual exchange rate when the transaction is completed.

When a fund enters into a non-deliverable forward transaction, its custodian will place segregated assets in a segregated account of the fund in an amount not less than the value of the fund's total assets committed to the consummation of such non-deliverable forward transaction. If the additional segregated assets placed in the segregated account decline in value or the amount of the fund's commitment increases because of changes in currency rates, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of the fund's commitments under the non-deliverable forward agreement.

Since a fund generally may only close out a non-deliverable forward with the particular counterparty, there is a risk that the counterparty will default on its obligation to pay under the agreement. If the counterparty defaults, the fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such agreements or that, in the event of a default, the fund will succeed in pursuing contractual remedies. The fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions.


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

In addition, where the currency exchange rates that are the subject of a given non-deliverable forward transaction do not move in the direction or to the extent anticipated, a fund could sustain losses on the non-deliverable forward transaction. A fund's investment in a particular non-deliverable forward transaction will be affected favorably or unfavorably by factors that affect the subject currencies, including economic, political and legal developments that impact the applicable countries, as well as exchange control regulations of the applicable countries. These risks are heightened when a non-deliverable forward transaction involves currencies of emerging market countries because such currencies can be volatile and there is a greater risk that such currencies will be devalued against the U.S. dollar or other currencies.

TRANSACTION HEDGING. Transaction hedging involves entering into a currency transaction with respect to specific assets or liabilities of a fund, which will generally arise in connection with the purchase or sale of the portfolio's securities or the receipt of income from them.

POSITION HEDGING. Position hedging involves entering into a currency transaction with respect to fund securities positions denominated or generally quoted in that currency.

CROSS HEDGING. A fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the fund has or in which the fund expects to have exposure.

PROXY HEDGING. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a fund's holdings are exposed is generally difficult to hedge or specifically difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the fund's securities denominated in linked currencies.

RISK OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from other fund transactions, as discussed below under "Risk Factors." If a fund enters into a currency hedging transaction, the fund will comply with the asset segregation requirements described below under "Use of Segregated and Other Special Accounts."

COMBINED TRANSACTIONS

A fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although a fund will normally enter into combined transactions to reduce risk or otherwise more effectively achieve the desired fund management goal, it is possible that the combination will instead increase the risks or hinder achievement of the fund's objective.

SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS

Among the hedging and other strategic transactions into which a fund may be authorized to enter are swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps. To the extent a fund may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. The fund may also enter into options on swap agreements ("Swap Options").

A fund may enter into swap transactions for any legal purpose consistent with its investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or


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

differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. A "quanto" or "differential" swap combines both an interest rate and a currency transaction. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with a fund's investment objectives and general investment polices, a fund may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a fund may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a fund may be required to pay a higher fee at each swap reset date.

A fund may also enter into a Swap Option, which is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A fund may also write (sell) and purchase put and call Swap Options.

Depending on the terms of the particular option agreement, a fund will generally incur a greater degree of risk when it writes a Swap Option than it will incur when it purchases a Swap Option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when the fund writes a Swap Option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement. Most other types of swap agreements entered into by a fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation or "earmarking" of liquid assets, to avoid any potential leveraging of a fund's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a fund's investment restriction concerning senior securities. No fund will enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the fund's total assets.

A fund may also be authorized to enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by a fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A fund may be either the buyer or seller in the transaction. If a fund is a buyer and no credit event occurs, the fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a fund would effectively add leverage to the fund because, in addition to its total net assets, the fund would be subject to investment exposure on the notional amount of the swap.


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

Credit default swap agreements involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. A fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the fund). In connection with credit default swaps in which a fund is the buyer, the fund will segregate or "earmark" cash or liquid assets determined, or enter into certain offsetting positions, with a value at least equal to the fund's exposure (any accrued but unpaid net amounts owed by the fund to any counterparty), on a mark-to-market basis. In connection with credit default swaps in which a fund is the seller, the fund will segregate or "earmark" cash or liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the fund). Such segregation or "earmarking" will ensure that the fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the fund's portfolio. Such segregation or "earmarking" will not limit the fund's exposure to loss.

Whether a fund's use of swap agreements or Swap Options will be successful in furthering its investment objective of total return will depend on the subadviser's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on a fund by the Code may limit its ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, a swap transaction may be subject to a fund's limitation on investments in illiquid securities.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that the subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for it. If a subadviser attempts to use a swap as a hedge against, or as a substitute for, the fund investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the fund investment. This could cause substantial losses for a fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.

Many swaps are complex and often valued subjectively. Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations approved by the CFTC.

To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which includes the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employee benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

This exemption is not exclusive, and participants may continue to rely on existing exclusions for swaps, such as the Policy Statement issued in July 1989, which recognized a safe harbor for swap transactions from regulation as futures or commodity option transactions under the CEA or its regulations. The Policy Statement applies to swap transactions settled in cash that: (1) have individually tailored terms; (2) lack exchange-style offset and the use of a clearing organization or margin system; (3) are undertaken in conjunction with a line of business; and (4) are not marketed to the public.

EURODOLLAR INSTRUMENTS

A fund may make investments in Eurodollar instruments, which are typically dollar-denominated futures contracts or options on those contracts that are linked to LIBOR. In addition, foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

RISK OF HEDGING AND OTHER STRATEGIC TRANSACTIONS

Hedging and Other Strategic Transactions have special risks associated with them, including:

-    possible default by the counterparty to the transaction;

-    markets for the securities used in these transactions could be illiquid;
     and

- to the extent the subadviser's assessment of market movements is incorrect, the risk that the use of the hedging and other strategic transactions could result in losses to the Fund.

Losses resulting from the use of Hedging and Other Strategic Transactions will reduce a fund's NAV, and possibly income. Losses can be greater than if Hedging and Other Strategic Transactions had not been used.

OPTIONS AND FUTURES TRANSACTIONS. Options transactions are subject to the following additional risks:

- option transactions could force the sale or purchase of fund securities at inopportune times or for prices higher than current market values (in the case of put options) or lower than current market values (in the case of call options), or could cause a fund to hold a security it might otherwise sell (in the case of a call option); and

- options markets could become illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Futures transactions are subject to the following additional risks:

- The degree of correlation between price movements of futures contracts and price movements in the related securities position of a fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the fund's position.

- Futures markets could become illiquid. As a result, in certain markets, a fund might not be able to close out a transaction without incurring substantial losses.

Although a fund's use of futures and options for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, it will tend, at the same time, to limit the potential gain that might result from an increase in value.

CURRENCY HEDGING. In addition to the general risks of hedging and other strategic transactions described above, currency hedging transactions have the following risks:

- Currency hedging can result in losses to a fund if the currency being hedged fluctuates in value to a degree or direction that is not anticipated.

- Proxy hedging involves determining the correlation between various currencies. If the subadviser's determination of this correlation is incorrect, a fund's losses could be greater than if the proxy hedging were not used.

- Foreign government exchange controls and restrictions on repatriation of currency can negatively affect currency transactions. These forms of governmental actions can result in losses to a fund if it is unable to deliver or receive currency or monies to settle obligations. Such governmental actions could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

CURRENCY FUTURES CONTRACTS AND OPTIONS ON CURRENCY FUTURES CONTRACTS. Currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. In addition, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available.

RISKS OF HEDGING AND OTHER STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES

When conducted outside the United States, hedging and other strategic transactions will not only be subject to the risks described above, but could also be adversely affected by:

- foreign governmental actions affecting foreign securities, currencies or other instruments;

- less stringent regulation of these transactions in many countries as compared to the United States;

- the lack of clearing mechanisms and related guarantees in some countries for these transactions;

- more limited availability of data on which to make trading decisions than in the United States;

- delays in a fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States;

- the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and

-    lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS

Use of extensive hedging and other strategic transactions by a fund will require, among other things, that the fund segregate cash, liquid high grade debt obligations or other assets with its custodian, or a designated subcustodian, to the extent the fund's obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency.

In general, either the full amount of any obligation by a fund to pay or deliver securities or assets must be covered at all times by: (a) holding the securities, instruments or currency required to be delivered; or (b) subject to any regulatory restrictions, segregating an amount of cash or other liquid asset at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. Some examples of cover requirements are set forth below.

CALL OPTIONS. A call option on securities written by a fund will require the fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or other liquid assets sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a fund on an index will require the fund to own portfolio securities that correlate with the index or to segregate cash or other liquid assets equal to the excess of the index value over the exercise price on a current basis.

PUT OPTIONS. A put option on securities written by a fund will require the fund to segregate cash or other liquid assets equal to the exercise price.

OTC OPTIONS. OTC options entered into by a fund, including those on securities, currency, financial instruments or indices, and OTC-issued and exchange-listed index options will generally provide for cash settlement, although a fund will not be required to do so. As a result, when a fund sells these instruments it will segregate an amount of cash or other liquid assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a fund other than those described above generally settle with physical delivery, and the fund will segregate an amount of cash or liquid high grade debt securities equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

CURRENCY CONTRACTS. Except when a fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the fund to buy or sell a foreign currency will generally require the fund to hold an amount of that currency or liquid securities denominated in that currency equal to a fund's obligations or to segregate cash or other liquid assets equal to the amount of the fund's obligations.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. In the case of a futures contract or an option on a futures contract, a fund must deposit initial margin and, in some instances, daily variation margin, in addition to segregating assets sufficient to meet its obligations under the contract. These assets may consist of cash, cash equivalents, liquid debt, equity securities or other acceptable assets.

SWAPS. A fund will calculate the net amount, if any, of its obligations relating to swaps on a daily basis and will segregate an amount of cash or other liquid assets having an aggregate value at least equal to this net amount.

CAPS, FLOORS AND COLLARS. Caps, floors and collars require segregation of assets with a value equal to a fund's net obligation, if any.

Hedging and other strategic transactions may be covered by means other than those described above when consistent with applicable regulatory policies. A fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation. A fund could purchase a put option, for example, if the exercise price of that option is the same or higher than the exercise price of a put option sold by the fund. In addition, if it holds a futures contracts or forward contract, a fund could, instead of segregating assets, purchase a put option on the same futures contract or forward contract with an exercise price as high as or higher than the price of the contract held. Other hedging and strategic transactions may also be offset in combinations. If the offsetting transaction terminates on or after the time the primary transaction terminates, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

OTHER LIMITATIONS

No fund will maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the current market value of the open positions exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options, plus or minus the unrealized gain or loss on those open positions. The gain or loss on these open positions will be adjusted for the historical volatility relationship between that portion of the fund and the contracts (e.g., the Beta volatility factor). In the alternative, however, a fund could maintain sufficient liquid assets in a segregated account equal at all times to the current market value of the open short position in futures contracts, call options written on futures contracts and call options written on securities indices, subject to any other applicable investment restrictions.

For purposes of this limitation, to the extent a fund has written call options on specific securities in that portion of its portfolio, the value of those securities will be deducted from the current market value of that portion of the securities portfolio. If this limitation should be exceeded at any time, the fund will take prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

INVESTMENT RESTRICTIONS

There are two classes of investment restrictions to which JHF II is subject in implementing the investment policies of its funds: (a) fundamental; and (b) non-fundamental. Fundamental restrictions may only be changed by a vote of the lesser of: (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Nonfundamental restrictions are subject to change by the Trustees without shareholder approval.

When submitting an investment restriction change to the holders of a fund's outstanding voting securities, the matter shall be deemed to have been effectively acted upon with respect to a particular fund if a majority of the outstanding voting securities of the fund vote for the approval of the matter, notwithstanding: (1) that the matter has not been approved by the holders of a majority of the outstanding voting securities of any other fund affected by the matter; and (2) that the matter has not been approved by the vote of a majority of the outstanding voting securities of the JHF II.

Restrictions (1) through restriction (8) are fundamental. Restrictions (9) through (12) are non-fundamental.

FUNDAMENTAL

The Fund may not issue senior securities, except to the extent that the borrowing of money in accordance with restriction (3) below may constitute the issuance of a senior security. (For purposes of this restriction, purchasing securities on a when-issued, forward commitment or delayed delivery basis and engaging in hedging and other strategic transactions will not be deemed to constitute the issuance of a senior security.)

In addition, unless the Fund is specifically excepted by the terms of a restriction:

(1) Concentration

The Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) Diversification

The Fund has elected to be treated as a non-diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) Borrowing

The Fund may not borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(4) Underwriting

The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

(5) Real Estate

The Fund may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

(6) Commodities

The Fund may not purchase or sell commodities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(7) Loans

The Fund may not make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(8) Senior Securities

The Fund may not issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

NON-FUNDAMENTAL

Unless the Fund is specifically excepted by the terms of a restriction, the Fund will not:

(9) Knowingly invest more than 15% of the value of its net assets in securities or other investments, including repurchase agreements maturing in more than seven days but excluding master demand notes, which are not readily marketable.

(10) Make short sales of securities or maintain a short position, if, when added together, more than 25% of the value of the portfolio's net assets would be: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) allocated to segregated accounts in connection with short sales, except that it may obtain such short-term credits as may be required to clear transactions. For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve the use of margin. Short sales "against-the-box" are not subject to this limitation.

(11) Purchase securities for the purpose of exercising control or management.

(12) Pledge, hypothecate, mortgage or transfer (except as provided in restriction (8)) as security for indebtedness any securities held by a fund, except in an amount of not more than 33 1/3% of the value of the fund's total assets and then only to secure borrowings permitted by restrictions (3) and
(10). For purposes of this restriction, collateral arrangements with respect to hedging and other strategic transactions will not be deemed to involve a pledge of assets.

If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of a fund's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, any change in the subadviser's assessment of the security), or change in the percentage of fund assets invested in certain securities or other instruments, or change in the average duration of a fund's investment portfolio, resulting from market fluctuations or other changes in a fund's total assets will not require a fund to dispose of an investment until the subadviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the fund. In the event that rating services assign different ratings to the same security, the subadviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

PORTFOLIO TURNOVER

The annual rate of portfolio turnover will normally differ for each fund and may vary from year to year as well as within a year. A high rate of portfolio turnover (100% or more) generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the fund. Portfolio turnover is calculated by dividing the lesser of purchases or sales of fund securities during the fiscal year by the monthly average of the value of the fund's securities. (Excluded from the computation are all securities, including options, with maturities at the time of acquisition of one year or less).

THOSE RESPONSIBLE FOR MANAGEMENT

The business of JHF II, an open-end management investment company, is managed by its Board of Trustees, including certain Trustees who are not "interested persons" (as defined by the 1940 Act) of the Funds (the "Independent Trustees"). The Trustees elect officers who are responsible for the day-to-day operations of the Funds and who execute policies formulated by the Trustees. Several of the Trustees and officers of JHF II are also officers or Directors of the Adviser, or officers or Directors of the principal distributor to the funds, John Hancock Funds, LLC (the "Distributor"). The tables below present certain information regarding the Trustees and officers of JHF II, including their principal occupations. Each Trustee oversees all Funds of JHF II, and some Trustees also oversee other funds in the John Hancock fund complex. As of August 31, 2007, the John Hancock fund complex consisted of 273 funds (including separate series of series mutual funds): JHF II (95 funds), John Hancock Funds III (13 funds); John Hancock Trust (112 funds); and 53 other John Hancock funds (the "John Hancock Fund Complex").

INDEPENDENT TRUSTEES

                                                                                                                   NUMBER OF FUNDS
     NAME, ADDRESS       POSITION(S) HELD WITH                 PRINCIPAL OCCUPATION(S) AND OTHER                   IN FUND COMPLEX
    AND BIRTH YEAR              FUND (1)                       DIRECTORSHIPS DURING PAST 5 YEARS                 OVERSEEN BY TRUSTEE
    --------------       ---------------------   -------------------------------------------------------------   -------------------
Charles L. Bardelis      Trustee                 President and Executive Officer, Island Commuter Corp.                  209
601 Congress Street      (since 2005)            (Marine Transport).
Boston, MA 02210
Born: 1941                                       Trustee of John Hancock Trust (since 1988).

Peter S. Burgess         Trustee (since 2005)    Consultant (financial, accounting and auditing matters (since           209
601 Congress Street                              1999); Certified Public Accountant; Partner, Arthur Andersen
Boston, MA 02210                                 (prior to 1999).
Born: 1942
                                                 Director of the following publicly traded companies: PMA
                                                 Capital Corporation (since 2004) and Lincoln Educational
                                                 Services Corporation (since 2004).

                                                 Trustee of John Hancock Trust (since 2005).

Elizabeth G. Cook        Trustee                 Expressive Arts Therapist, Massachusetts General Hospital               209
601 Congress Street      (since 2005)            (September 2001 to present); Expressive Arts Therapist, Dana
Boston, MA 02210                                 Farber Cancer Institute (September 2000 to January 2004);
Born: 1937                                       President, The Advertising Club of Greater Boston (1982 to
                                                 1998).

                                                 Trustee of John Hancock Trust (since 2005).

Hassell H. McClellan     Trustee                 Associate Professor, The Wallace E. Carroll School of                   209
601 Congress Street      (since 2005)            Management, Boston College.
Boston, MA 02210
Born: 1945                                       Trustee of John Hancock Trust (since 2005).

James. M. Oates          Trustee                 Managing Director, Wydown Group (financial consulting                   209
601 Congress Street,     (since 2005)            firm)(since 1994); Chairman, Emerson Investment Management,
Boston, MA 02210-2801                            Inc. (since 2000); Chairman, Hudson Castle Group, Inc.
Born: 1946                                       (formerly IBEX Capital Markets, Inc.) (financial services
                                                 company) (1997 to 2006). Director of the following publicly traded companies: Stifel Financial (since 1996); Investor
                                                 Financial Services Corporation (since 1995); and Connecticut
                                                 River Bancorp, Director (since 1998). Director, Phoenix
                                                 Mutual Funds (since 1988); overseeing 20 portfolios).

                                                 Trustee of John Hancock Trust (since 2004).

(1) Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

JHF II from time to time changes subadvisers or engages new subadvisers to the Funds. A number of such subadvisers are publicly traded companies or are controlled by publicly traded companies. Prior to joining the Board in June 2005, Peter S. Burgess and a trust of which he was a trustee owned shares of Bank of America, N.A. (controlling parent of Marsico Capital Management, LLC) and Citigroup, Inc. (controlling parent of Salomon Brothers Asset Management Inc. and Salomon Brothers Asset Management Limited as of the time of the purchase by Mr. Burgess).

INTERESTED TRUSTEE

                                                                                                                   NUMBER OF FUNDS
     NAME, ADDRESS       POSITION(S) HELD WITH                 PRINCIPAL OCCUPATION(S) AND OTHER                   IN FUND COMPLEX
    AND BIRTH YEAR                FUND                         DIRECTORSHIPS DURING PAST 5 YEARS                 OVERSEEN BY TRUSTEE
    --------------       ---------------------   -------------------------------------------------------------   -------------------
James R. Boyle (1)       Trustee                 President, John Hancock Annuities; Executive Vice President,            262
601 Congress Street      (since 2005)            John Hancock Life Insurance Company (since June, 2004);
Boston, MA 02210                                 President U.S. Annuities; Senior Vice President, The
Born: 1959                                       Manufacturers Life Insurance Company (U.S.A) (prior to 2004).

(1) The Trustee is an "interested person" (as defined in the 1940 Act) due to his position with MFC (or its affiliates), the ultimate controlling parent of the Adviser.

(2) Because the Trust does not hold regular annual shareholders meetings, each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                                                                                                     NUMBER OF FUNDS
                                                                                                                     IN FUND COMPLEX
NAME, YEAR OF BIRTH,     POSITION(S) HELD                              PRINCIPAL OCCUPATION(S) AND OTHER               OVERSEEN BY
   AND ADDRESS (1)        WITH THE TRUST     OFFICER SINCE             DIRECTORSHIPS DURING PAST 5 YEARS                 TRUSTEE
--------------------   -------------------   -------------   -----------------------------------------------------   ---------------
Keith F. Hartstein     President and Chief   (since 2005)    Senior Vice President, Manulife Financial Corporation         N/A
Born: 1956             Executive Officer                     (since 2004); Director, President and Chief Executive
                                                             Officer, the Adviser, The Berkeley Group, John
                                                             Hancock Funds, LLC (since 2005); Director, MFC Global
                                                             Investment Management (U.S.), LLC ("MFC Global
                                                             (U.S.)") (since 2005); Director, John Hancock
                                                             Signature Services, Inc. (since 2005); President and
                                                             Chief Executive Officer, John Hancock Investment
                                                             Management Services, LLC (since 2006); President and
                                                             Chief Executive Officer, John Hancock Funds II, John
                                                             Hancock Funds III, and John Hancock Trust; Director,
                                                             Chairman and President, NM Capital

                                                             Management, Inc. (since 2005); Chairman, Investment
                                                             Company Institute Sales Force Marketing Committee
                                                             (since 2003); Director, President and Chief Executive
                                                             Officer, MFC Global (U.S.) (2005-2006); Executive
                                                             Vice President, John Hancock Funds, LLC (until 2005);

Thomas M. Kinzler      Secretary and Chief   (since 2006)    Vice President and Counsel for John Hancock Life              N/A
Born: 1955             Legal Officer                         Insurance Company (U.S.A.) (since 2006); Secretary
                                                             and Chief Legal Officer, John Hancock Funds, John
                                                             Hancock Funds II, John Hancock Funds III and John
                                                             Hancock Trust (since 2006); Vice President and
                                                             Associate General Counsel for Massachusetts Mutual
                                                             Life Insurance Company (1999-2006); Secretary and
                                                             Chief Legal Counsel for MML Series Investment Fund
                                                             (2000-2006); Secretary and Chief Legal Counsel for
                                                             MassMutual Institutional Funds (2000-2004); Secretary
                                                             and Chief Legal Counsel for MassMutual Select Funds
                                                             and MassMutual Premier Funds (2004-2006).

Francis V. Knox, Jr.   Chief Compliance      (since 2005)    Vice President and Chief Compliance Officer, John             N/A
Born: 1947             Officer                               Hancock Investment Management Services, LLC, the
                                                             Adviser and MFC Global (U.S.) (since 2005); Chief
                                                             Compliance Officer, John Hancock Funds, John Hancock
                                                             Funds II, John Hancock Funds III and John Hancock
                                                             Trust (since 2005); Vice President and Assistant
                                                             Treasurer, Fidelity Group of Funds (until 2004); Vice
                                                             President and Ethics & Compliance Officer, Fidelity
                                                             Investments (until 2001).

Gordon M. Shone        Treasurer             (since 2005)    Treasurer, John Hancock Funds (since 2006); John              N/A
Born: 1956                                                   Hancock Funds II, John Hancock Funds III and John
                                                             Hancock Trust (since 2005); Vice President and Chief
                                                             Financial Officer, John Hancock Trust (2003-2005);
                                                             Senior Vice President, John Hancock Life Insurance
                                                             Company (U.S.A.) (since 2001); Vice President, John
                                                             Hancock Investment Management Services, Inc. and John
                                                             Hancock Advisers, LLC (since 2006), The Manufacturers
                                                             Life Insurance Company (U.S.A.) (1998-2000).

John G. Vrysen         Chief Operating       (since 2007)    Senior Vice President, Manulife Financial Corporation         N/A
Born: 1955             Officer                               (since 2006); Director, Executive Vice President and
                                                             Chief Operating Officer, the Adviser, The Berkeley
                                                             Group and John Hancock Funds, LLC (June
                                                             2007-Present); Chief Operating

                                                             Officer, John Hancock Funds, John Hancock Funds II,
                                                             John Hancock Funds III, John Hancock Trust (June 2007
                                                             to Present); Director, Executive Vice President, and
                                                             Chief Financial Officer, the Adviser, The Berkeley
                                                             Group and John Hancock Funds, LLC (until June 2007);
                                                             Executive Vice President and Chief Financial Officer,
                                                             John Hancock Investment Management Services, LLC
                                                             (since 2005), Vice President and Chief Financial
                                                             Officer, MFC Global (U.S.) (since 2005); Director,
                                                             John Hancock Signature Services, Inc. (since 2005);
                                                             Chief Financial Officer, John Hancock Funds, John
                                                             Hancock Funds II, John Hancock Funds III, John
                                                             Hancock Trust (2005-June 2007 ); Vice President and
                                                             General Manager, Fixed Annuities, U.S. Wealth
                                                             Management (until 2005); Vice President, Operations
                                                             Manulife Wood Logan (2000-2004).

Charles A. Rizzo       Chief Financial       (since 2007)    Chief Financial Officer, John Hancock Funds, John             N/A
Born: 1959             Officer                               Hancock Funds II, John Hancock Funds III and John
                                                             Hancock Trust (June 2007-Present); Assistant
                                                             Treasurer, Goldman Sachs Mutual Fund Complex
                                                             (registered investment companies) (2005-June 2007);
                                                             Vice President, Goldman Sachs (2005-June 2007);
                                                             Managing Director and Treasurer of Scudder Funds,
                                                             Deutsche Asset Management (2003-2005); Director, Tax
                                                             and Financial Reporting, Deutsche Asset Management
                                                             (2002-2003); Vice President and Treasurer, Deutsche
                                                             Global Fund Services (1999-2002).

(1) Business address for the officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

BOARD COMMITTEES

At its initial meeting on August 23, 2005, the Board established the following committees: (i) an Audit Committee composed solely of Independent Trustees (Peter S. Burgess, Charles L. Bardelis and James M. Oates); (ii) a Nominating Committee composed of all of the Independent Trustees; (iii) a Compliance Committee composed solely of Independent Trustees (Elizabeth G. Cook, Hassell H, McClellan, F. David Rolwing and John D. Richardson) (the interested Trustees may serve as ex-officio members); and (iv) three Investment Committees, each composed solely of Independent Trustees (Investment Performance Committee A:
James M. Oates, John D. Richardson and Elizabeth G. Cook; Investment Performance Committee B: Charles L. Bardelis and F. David Rolwing; Investment Performance Committee C: Hassell H. McClellan, James R. Boyle and Peter S. Burgess) (with the interested Trustees and the President of JHF II serving as ex-officio members in certain cases). For the fiscal year ended August 31, 2007, the Audit Committee, Compliance Committee and two of three Investment Committees held four
(4) meetings and one of three Investment Committees held five (5) meetings; the Nominating Committee held no meetings.

AUDIT COMMITTEE. The Audit Committee reviews the internal and external accounting and auditing procedures of JHF II and, among other things, considers the selection of independent accountants for JHF II, approves all significant services proposed to be performed by the independent accountants and considers the possible effect of such services on the independent accountants' independence.

NOMINATING COMMITTEE. The Nominating Committee selects and nominates candidates as additional Independent Trustees or to fill vacancies on the Board. The Nominating Committee will consider candidates recommended by JHF II shareholders or group annuity contract owners investing in JHF II through insurance company separate accounts. Such candidates will be considered in the same manner as candidates recommended by other sources. Names of candidates recommended by shareholders or group annuity contract owners may be submitted to the Secretary of JHF II at 601 Congress Street, Boston, Massachusetts 02210, along with relevant biographical information.

When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating Committee will generally consider, among other factors:
(i) whether the person is "independent" and otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether the person is willing to serve, and willing and able to commit the time necessary for attendance at meetings and the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board and the Funds, with consideration being given to the person's business, academic or other experience and education and to such other factors as the Nominating Committee may consider relevant; (iv) the character and integrity of the person; and (v) desirable personality traits, including independence, leadership and ability to work with others. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: current Trustees, officers, shareholders, group annuity contract owners and any other source the Nominating Committee deems appropriate. In addition, the Nominating Committee may use the services of a professional search firm to identify or evaluate or assist in identifying or evaluating potential candidates or nominees.

COMPLIANCE COMMITTEE. The Compliance Committee reviews and makes recommendation to the full Board regarding certain compliance matters relating to JHF II, including the annual report of the Chief Compliance Officer of JHF II regarding its compliance program, matters relating to the pricing of the Funds, the Codes of Ethics of JHF II, the Adviser, the subadviser and regulatory changes.

INVESTMENT COMMITTEES. Each of the Investment Committee's subcommittees reviews investment performance and other matters relating to a particular group of Funds and the subadvisers to those Funds.

COMPENSATION OF TRUSTEES AND OFFICERS

The following table provides information regarding the compensation paid by JHF II and the other investment companies in the John Hancock Fund Complex to the Independent Trustees for their services. JHF II pays fees only to its Independent Trustees. Effective September 1, 2007, the Independent Trustees receive an annual retainer of $40,000 and a fee of $4,000 for attendance at meeting of the Trustees that they attend in person. Each Trustee is reimbursed for travel and other out-of-pocket expenses. The Chairman of the Board of Trustees receives an additional $30,000 annual retainer. The Chairman of the Audit Committee receives an additional $5,000 annual retainer. The Chairman of the Compliance Committee receives an additional $2,500 annual retainer.

                             COMPENSATION TABLE (1)

                           TOTAL
                       COMPENSATION   TOTAL COMPENSATION FROM
                           FROM          JHF II AND THE JOHN
NAME OF TRUSTEE           JHF II      HANCOCK FUND COMPLEX (2)
---------------        ------------   ------------------------
INDEPENDENT TRUSTEES
Charles L. Bardelis       $49,778             $205,000
Peter S. Burgess          $49,778             $215,000

Elizabeth Cook            $49,778             $212,500
Hassell H. McClellan      $49,778             $205,000
James M. Oates            $59,729             $275,000
John Richardson           $27,000             $110,000

INTERESTED TRUSTEE
James R. Boyle            $     0             $      0

(1) Compensation received for services as a Trustee. JHF II does not have a pension or retirement plan for any of its Trustees or officers. In addition, JHF II does not participate in the John Hancock Deferred Compensation Plan for Independent Trustees (the "Plan"). Under the Plan, an Independent Trustee may defer his fees by electing to have the Adviser invest his fees in one of the Funds in the John Hancock Fund Complex that participates in the Plan.

(2) Total compensation paid by the John Hancock Fund Complex to the Independent Trustees is for the fiscal year ended August 31, 2007.

TRUSTEE OWNERSHIP OF SHARES OF THE FUNDS

The table below lists the amount of securities of the Fund beneficially owned by each Trustee as of the date of this SAI. For purposes of this table, beneficial ownership is defined to mean a direct or indirect pecuniary interest. Please note that exact dollar amounts of securities held are not listed. Rather, ownership is listed based on the following table:

A - $0
B - $1 up to and including $10,000
C - $10,001 up to and including $50,000
D - $50,001 up to and including $100,000
E - $100,001 or more

                                          INDEPENDENT TRUSTEES                     INTERESTED
                       ---------------------------------------------------------     TRUSTEE
                       CHARLES L.   PETER S.   ELIZABETH   HASSELL H.   JAMES M.    JAMES M.
FUND                    BARDELIS     BURGESS    G. COOK     MCCLELLAN     OATES       BOYLE
----                   ----------   --------   ---------   ----------   --------   ----------
Retirement Rising
   Distribution Fund       N/A         N/A        N/A          N/A         N/A         N/A

* Information about Board approval of the Advisory and subadvisory agreements is available in the Annual/semi-annual reports.

SHAREHOLDERS OF JHF II

As of December 26, 2007, no shareholder owned of record or beneficially more than 5% of the outstanding shares of any class of shares of the Fund.

As of December 26, 2007, the Trustees and officers of JHF II, in the aggregate, beneficially owned less than 1% of the outstanding shares of each class of shares of the Fund.

INVESTMENT MANAGEMENT ARRANGEMENTS AND OTHER SERVICES

THE ADVISORY AGREEMENT

The Fund has entered into an investment management contract (the "Advisory Agreement") with the Adviser. Pursuant to the Advisory Agreement, the Adviser provides supervision over all aspects of the Fund operations, except those that are delegated to a custodian, transfer agent or other agent. Subject to the general supervision of the Trustees, the Adviser selects, contracts with, and compensates subadvisers to manage the investment and reinvestment of the assets of the funds. The Adviser monitors the compliance of such subadvisers with the investment objectives and related policies of the Fund and reviews the performance of such subadvisers and reports periodically on such performance to the Trustees. The Adviser may elect directly to manage the investment and reinvestment of the assets of the funds, subject to the approval of the Trustees. In directly managing the assets, the Adviser will have the same responsibilities as those described below with respect to a subadviser under a subadvisory agreement.

JHF II bears all costs of its organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders' reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to a fund's plan of distribution; fees and expenses of custodians including those for keeping books and accounts maintaining a committed line of credit and calculating NAV; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the funds (including an allocable portion of the cost of the Adviser's employees rendering such services to the funds); the compensation and expenses of officers and Trustees (other than persons serving as President or Trustee who are otherwise affiliated with the Fund, the Adviser or any of their affiliates); expenses of Trustees' and shareholders' meetings; trade association memberships; insurance premiums; and any extraordinary expenses.

ADVISER COMPENSATION. As compensation for its services, the Adviser receives a fee from the funds, computed separately for each. The fee for the Fund is stated as an annual percentage of the current value of the "aggregate net assets" of the Fund. "Aggregate net assets" of the Fund include the net assets of the Fund and in most cases the net assets of one or more other funds (or portions thereof), but in each case only for the period during which the subadviser to the Fund also serves as the subadviser to the other funds (or portions thereof). The fee for the Fund is based on the applicable annual rate for it that for each day is equal to: (i) the sum of the amounts determined by applying the annual percentage rates for the fund to the applicable portions of aggregate net assets divided by; (ii) aggregate net assets (the "Applicable Annual Fee Rate"). The fee for the Fund is accrued and paid daily to the Adviser for each calendar day. The daily fee accruals are computed by multiplying the fraction of one over the number of calendar days in the year by the Applicable Annual Fee Rate, and multiplying this product by the net assets of the Fund. The management fees the Fund currently is obligated to pay the Adviser are as set forth in the Prospectus.

From time to time, the Adviser may reduce its fee or make other arrangements to limit a fund's expenses to a specified percentage of average daily net assets. The Adviser retains the right to re-impose a fee and recover any other payments to the extent that, at the end of any fiscal year, the fund's annual expenses fall below this limit.

Securities held by a fund may also be held by other funds or investment advisory clients for which the Adviser, a subadviser or their respective affiliates provide investment advice. Because of different investment objectives or other factors, a particular security may be bought for one or more funds or clients when one or more are selling the same security. If opportunities for purchase or sale of securities by the Adviser or subadviser for a fund or for other funds or clients for which the Adviser or subadviser renders investment advice arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds or clients in a manner deemed equitable to all of them. To the extent that transactions on behalf of more than one client of the Adviser or subadviser or their respective affiliates may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

THE SUBADVISORY AGREEMENTS

DUTIES OF THE SUBADVISERS. Under the terms of each of the current subadvisory agreements, the subadviser manages the investment and reinvestment of the assets of the assigned portfolios, subject to the supervision of JHF II's Board of

Trustees and the Adviser. The subadviser formulates a continuous investment program for each such portfolio consistent with its investment objectives and policies outlined in the fund's prospectus. Each subadviser implements such programs by purchases and sales of securities and regularly reports to the Adviser and the Board of Trustees with respect to the implementation of such programs. Each subadviser, at its expense, furnishes all necessary investment and management facilities, including salaries of personnel required for it to execute its duties, as well as administrative facilities, including bookkeeping, clerical personnel, and equipment necessary for the conduct of the investment affairs of the assigned portfolios.

SUBADVISORY FEES. As compensation for their services, the subadvisers receive fees from the Adviser computed separately for the Fund. In respect of the subadvisory consulting agreement, the fees are paid by the subadviser to the entity providing the consulting services as described below.

ADDITIONAL INFORMATION APPLICABLE TO SUBADVISORY AGREEMENTS

TERM OF EACH SUBADVISORY AGREEMENT. Each Subadvisory Agreement will initially continue in effect as to a fund for a period no more than two years from the date of its execution (or the execution of an amendment making the agreement applicable to the fund) and thereafter if such continuance is specifically approved at least annually either: (a) by the Trustees; or (b) by the vote of a majority of the outstanding voting securities of the fund. In either event, such continuance shall also be approved by the vote of the majority of the Trustees who are not interested persons of any party to the Agreements.

Any required shareholder approval of any continuance of any of the Agreements shall be effective with respect to any fund if a majority of the outstanding voting securities of the fund votes to approve such continuance even if such continuance may not have been approved by a majority of the outstanding voting securities of: (a) any other fund affected by the Agreement; or (b) all of the funds of JHF II.

FAILURE OF SHAREHOLDERS TO APPROVE CONTINUANCE OF ANY SUBADVISORY AGREEMENT. If the outstanding voting securities of a fund fail to approve any continuance of any Subadvisory Agreement, the party may continue to act as investment subadviser with respect to the fund pending the required approval of the continuance of such agreement or a new agreement with either that party or a different subadviser, or other definitive action.

TERMINATION OF THE AGREEMENTS. The Subadvisory Agreements may be terminated at any time without the payment of any penalty on 60 days' written notice to the other party or parties to the Agreements, and also to the relevant fund. The following parties may terminate the agreements:

-    the Board of Trustees of the fund;

- with respect to the fund, a majority of the outstanding voting securities of the fund;

-    the Adviser; and

-    the respective subadviser.

The Subadvisory Agreements will automatically terminate in the event of their assignment.

AMENDMENTS TO THE AGREEMENTS. The subadvisory agreements may be amended by the parties to the agreement provided the amendment is approved by the vote of a majority of the outstanding voting securities of the relevant fund (except as noted below) and by the vote of a majority of the Independent Trustees of the fund, the Adviser or the subadviser.

The required shareholder approval of any amendment shall be effective with respect to a fund if a majority of the outstanding voting securities of the fund votes to approve the amendment, even if the amendment may not have been approved by a majority of the outstanding voting securities of: (a) any other fund affected by the amendment; or (b) all the funds of JHF II.

As noted under "Subadvisory Arrangements" in the Prospectus, an SEC order permits the Adviser to appoint a subadviser (other than an Affiliated Subadviser) or change a subadvisory fee or otherwise amend a subadvisory agreement (other than for an Affiliated Subadviser) pursuant to an agreement that is not approved by shareholders.

A discussion regarding the basis for the Board of Trustees' most recent approval of the investment advisory and subadvisory agreements of most of the funds will available in the semi annual report to shareholders for the period ended February 28, 2008.

OTHER SERVICES

PROXY VOTING. The Fund's proxy voting policies and procedures (the "JHF II's Procedures") delegate to the subadviser of the Fund the responsibility to vote all proxies relating to securities held by that Fund in accordance with the subadviser's proxy voting policies and procedures. A subadviser has a duty to vote or not vote such proxies in the best interests of the Fund it subadvises and its shareholders, and to avoid the influence of conflicts of interest. Complete descriptions of the JHF II's Procedures and the proxy voting procedures of each of the subadvisers are set forth in Appendix D to this SAI.

It is possible that conflicts of interest could arise for a subadviser when voting proxies. Such conflicts could arise, for example, when the subadviser or its affiliate has an existing business relationship with the issuer of the security being voted or with a third party that has an interest in the vote. A conflict of interest could also arise when a fund, its Adviser or principal underwriter or any of their affiliates has an interest in the vote.

In the event a subadviser becomes aware of a material conflict of interest, JHF II's Procedures generally require the subadviser to follow any conflicts procedures that may be included in the subadvisers' proxy voting procedures. Although conflicts procedures will vary among subadvisers, they generally include one or more of the following:

(a) voting pursuant to the recommendation of a third party voting service;
(b) voting pursuant to pre-determined voting guidelines; or
(c) referring voting to a special compliance or oversight committee.

The specific conflicts procedures of each subadviser are set forth in its proxy voting procedures included in Appendix D. While these conflicts procedures may reduce the influence of conflicts of interest on proxy voting, such influence will not necessarily be eliminated.

Although a subadviser has a duty to vote all proxies on behalf of the fund it subadvises, it is possible that the subadviser may not be able to vote proxies under certain circumstances. For example, it may be impracticable to translate in a timely manner voting materials that are written in a foreign language or to travel to a foreign country when voting in person rather than by proxy is required. In addition, if the voting of proxies for shares of a security prohibits the subadviser from trading the shares in the marketplace for a period of time, the subadviser may determine that it is not in the best interests of the fund to vote the proxies. The subadviser may also choose not to recall securities that have been lent in order to vote proxies for shares of the security since the fund would lose security lending income if the securities were recalled.

Information regarding how the Fund voted proxies relating to portfolio securities will be available: (1) without charge, upon request, by calling (800) 344-1029 (attention: Gordon Shone); and (2) on the SEC's Web site at www.sec.gov.

DISTRIBUTION AGREEMENTS

The Fund has a Distribution Agreement with John Hancock Funds, LLC. Under the agreement, the Distributor, located at 601 Congress Street, Boston, MA 02210-2805, is obligated to use its best efforts to sell shares of the Funds. Shares of the Fund are also sold by selected broker-dealers, banks and registered investment advisers ("Selling Firms") that have entered into selling agreements with the Distributor. These Selling Firms are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Distributor accepts orders for the purchase of the shares of the Fund that are continually offered at NAV next determined, plus any applicable sales charge, if any.

JHF II's Trustees adopted Distribution Plans with respect to each class of shares (other than Class NAV shares) pursuant to Rule 12b-1 under the 1940 Act (the "12b-1 Plans"). Under the 12b-1 Plans, the Fund will pay distribution and service fees at an aggregate annual rate of up to 0.05% for Class 1 of the fund's average daily net assets attributable to shares of the respective class of shares. However, the service fees will not exceed 0.25% of the fund's average daily net assets attributable to each class of shares. The distribution fees under the 12b-1 Plans will be paid to the Distributor. The Distributor may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of shares of the particular class, including but not limited to: (i) compensation to Selling Firms and others (including affiliates of the Distributor) that are engaged in or support the sale of Fund shares; and (ii) marketing, promotional and overhead expenses incurred in connection with the distribution of Fund shares. The service fees under the 12b-1 Plans may be used to compensate Selling Firms and others for providing personal and account maintenance services to shareholders. The fees paid under the Class 1 shares 12b-1 Plans may also be used for certain shareholder and administrative services.

The 12b-1 Plans and all amendments were approved by the Trustees, including a majority of the Independent Trustees, by votes cast in person at meetings called for the purpose of voting on the 12b-1 Plans.

Pursuant to the 12b-1 Plans, at least quarterly, the Distributor provides the Adviser with a written report of the amounts expended under the 12b-1 Plans and the purpose for which these expenditures were made. The Trustees review these reports on a quarterly basis to determine their continued appropriateness.

The 12b-1 Plans provide that it will continue in effect only so long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. The 12b-1 Plans provide that it may be terminated without penalty: (a) by a vote of a majority of the Independent Trustees; and
(b) by a vote of a majority of each fund's outstanding shares of the applicable class upon 60 days' written notice to the Distributor. The 12b-1 Plans further provides that it may not be amended to increase materially the maximum amount of the fees for the services described therein without the approval of a majority of the outstanding shares of the class of the relevant fund that has voting rights with respect to the 12b-1 Plans. The 12b-1 Plans provide that no material amendment to the 12b-1 Plans will be effective unless it is approved by a majority vote of the Trustees and the Independent Trustees of the relevant fund. The holders of Class 1 shares have exclusive voting rights with respect to the 12b-1 Plans applicable to their class of shares. In adopting the 12b-1 Plans, the Trustees concluded that, in their judgment, there is a reasonable likelihood that the 12b-1 Plans will benefit the holders of the applicable classes of shares of each Fund.

Class NAV shares of the funds are not subject to any 12b-1 Plan. Expenses associated with the obligation of the Distributor to use its best efforts to sell Class NAV shares will be paid by the Adviser or by the Distributor and will not be paid from the fees paid under the 12b-1 Plan for any other class of shares.

Amounts paid to the Distributor by any class of shares of a fund will not be used to pay the expenses incurred with respect to any other class of shares of that fund; provided, however, that expenses attributable to the fund as a whole will be allocated, to the extent permitted by law, according to the formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of a majority of the Trustees. From time to time, a fund may participate in joint distribution activities with other mutual funds and the costs of those activities will be borne by each fund in proportion to the relative NAV of the participating Fund.

The 12b-1 Plan recognizes that the Adviser may use its management fee revenue under the Advisory Agreement with the Fund as well as its past profits or other resources from any source to make payments with respect to expenses incurred in connection with the distribution of shares of the Fund. To the extent that the payment of management fees by a fund to the Adviser should be deemed to be the indirect financing of any activity primarily intended to result in the sale of shares of a class within the meaning of Rule 12b-1, such payments are deemed to be authorized by the 12b-1 Plan.

SALES COMPENSATION

As part of their business strategy, the Fund, along with the Distributor, pays compensation to Selling Firms that sell the Fund's shares. These firms typically pass along a portion of this compensation to your broker or financial representative.

The primary sources of Selling Firm compensation payments for sales of shares of the funds are: (1) the 12b-1 fees that are applicable to the class of shares being sold and that are paid out of a fund's assets; and (2), in the case of Class A, Class B and Class C shares, sales charges paid by investors. The sales charges and the 12b-1 fees are detailed in the Prospectus and under "Distribution Agreements," "Initial Sales Charge on Class A Shares" and "Deferred Sales Charge on Class B and Class C Shares" in this SAI. For Class NAV shares, the Distributor may make a one-time payment at the time of initial purchase out of its own resources to a Selling Firm that sells shares of the funds. This payment may not exceed 0.15% of the amount invested.

INITIAL COMPENSATION. Whenever you make an investment in Class A, Class B or Class C shares of a fund, the Selling Firm receives a reallowance/payment/commission as described in the section "First Year Broker or Other Selling Firm Compensation." The Selling Firm also receives the first year's 12b-1 service fee at that time.

ANNUAL COMPENSATION. For Class A, Class B and Class C shares of a fund, beginning in the second year after an investment is made, the Selling Firm receives an annual 12b-1 service fee of 0.25% of its average daily net (aged) assets. In addition, beginning in the second year after an investment is made in Class C shares, the Distributor will pay the Selling Firm a distribution fee in an amount not to exceed 0.75% of the average daily net (aged) assets. These service and distribution fees are paid quarterly in arrears.

For Class R shares of the funds, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 distribution fee of 0.75% of its average daily net assets. For Classes R1 and R3 shares of the funds, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 distribution fee of 0.50% of its average daily net assets. For Classes R2 and R4 shares of the funds, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 distribution fee of 0.25% of its average daily net assets. See the table below for the "Selling Firm receives 12b-1 service fees." These service and distribution fees are paid monthly in arrears.

The Distributor may pay all or part of the Rule 12b-1 fees applicable to the Class 1 shares of a fund to one or more affiliated and unaffiliated insurance companies that have issued group annuity contracts for which the fund serves as an investment vehicle as compensation for providing some or all of the types of services contemplated by the 12b-1 Plan.

ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES. Shares of the Fund are primarily sold through financial intermediaries (firms), such as broker/dealers, banks, registered investment advisers, independent financial planners, and retirement plan administrators. The Distributor may make, either from 12b-1 distribution fees or out of its own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Many firms that sell shares of the funds receive one or more types of these cash payments. The categories of payments that the Distributor provides to firms are described below. These categories are not mutually exclusive and the Distributor may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in the Distributor's efforts to promote the sale of the funds' shares. The Distributor agrees with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. The Distributor determines which firms to support and the extent of the payments it is willing to make. The Distributor generally chooses to compensate firms that have a strong capability to distribute shares of the fund and that are willing to cooperate with the Distributor's promotional efforts. The Distributor does not make an independent assessment of the cost of providing such services.

As of August 31, 2007, the following member firms of the Financial Industry Regulatory Authority ("FINRA") have arrangements with the Distributor pursuant to which the firm is entitled to a revenue sharing payment, each member may receive up to 0.25% of revenue sharing:

1st Global Capital Corp.
A. G.  Edwards & Sons, Inc.
AIG - Financial Advisors, Inc.
AIG - American General Securities
AIG - FSC Securities Corporation
AIG - Royal Alliance Associates, Inc.
Ameriprise Financial Services, Inc.

AXA Advisors, LLC
Berthel, Fisher & Company Financial Services, Inc.
Cambridge Investment Research
Centaurus Financial
Citigroup Global Markets Inc.
Commonwealth Financial Network
Crown Capital Securities, L.P.
CUSO Financial Services, L.P.
E*Trade Clearing, LLC
Ferris, Baker, Watts, Inc.
Fidelity Investments
First Tennessee Brokerage, Inc.
Girard Securities
H.D. Vest Investment Services
Harbour Investments, Inc.
Huntington Investment, Co.
ING - Financial Network Investment Corp.
ING - Multi-Financial Securities Corporation
ING - PrimeVest Financial Services, Inc.
ING - ING Financial Partners
Investacorp, Inc.
Investment Professionals, Inc.
Janney Montgomery Scott LLC
J.J.B. Hilliard, W. L. Lyons, Inc.
John Hancock Financial Network
Lincoln Financial Advisors Corporation
LPL - Linsco/Private Ledger Corporation
LPL - Associated Securities Corporation
LPL - Mutual Service Corporation
LPL - Uvest Financial Services Group, Inc.
LPL - Waterstone
Merrill, Lynch, Pierce, Fenner, & Smith Incorporated
Morgan Stanley & Co., Incorporated
NFP Securities
NFP - Investment Financial Corporation
NFP - Investment Center of America, Inc.
NFP - National Planning Corp.
NFP - SII Investments, Inc.
Oppenheimer & Co., Inc.
Raymond James & Associates, Inc.
RBC Dain Rauscher Inc.
Securities America, Inc.
Stifel, Nicolaus & Company, Incorporated
TD Waterhouse
Transamerica Financial Advisors, Inc.
UBS Financial Services, Inc.
UVEST Financial Services, Inc.
Wachovia Securities, LLC
Wells Fargo Investments, LLC

The Distributor also has arrangements with intermediaries that are not members of FINRA.

SALES AND ASSET BASED PAYMENTS. The Distributor makes revenue sharing payments as incentives to certain firms to promote and sell shares of the Fund. The Distributor hopes to benefit from revenue sharing by increasing the funds' net assets, which, as well as benefiting the funds, would result in additional management and other fees for the Adviser and its affiliates. In consideration for revenue sharing, a firm may feature certain funds in its sales system or give the Distributor additional access to members of its sales force or management. In addition, a firm may agree to participate in the marketing efforts of the Distributor by allowing it to participate in conferences, seminars or other programs attended by the intermediary's sales force. Although an intermediary may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have invested in the funds, the intermediary may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the funds.

The revenue sharing payments the Distributor makes may be calculated on sales of shares of funds ("Sales-Based Payments"). Such payments also may be calculated on the average daily net assets of the applicable funds attributable to that particular financial intermediary ("Asset-Based Payments"). Sales-Based Payments primarily create incentives to make new sales of shares of the funds, and Asset-Based Payments primarily create incentives to retain previously sold shares of the funds in investor accounts. The Distributor may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

ADMINISTRATIVE AND PROCESSING SUPPORT PAYMENTS. The Distributor also may make payments to certain firms that sell shares of the funds for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the funds do not pay for these costs directly. The Distributor also may make payments to certain firms that sell shares of the funds in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that the Distributor may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

OTHER CASH PAYMENTS. From time to time, the Distributor may provide, either from 12b-1 distribution fees or out of its own resources, additional compensation to firms that sell or arrange for the sale of shares of the funds. Such compensation provided by the Distributor may include financial assistance to firms that enable the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other firm-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips. Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. The Distributor makes payments for entertainment events it deems appropriate, subject to the Distributor's guidelines and applicable law. These payments may vary depending upon the nature of the event or the relationship.

The Distributor and its affiliates may have other relationships with firms relating to the provisions of services to the funds, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for funds. If a firm provides these services, the Adviser or the funds may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with the Adviser or its affiliates that are not related to the funds.

              FIRST YEAR BROKER OR OTHER SELLING FIRM COMPENSATION

                              INVESTOR PAYS
                              SALES CHARGE     SELLING FIRM      SELLING FIRM
                             (% OF OFFERING      RECEIVES       RECEIVES 12B-1    TOTAL SELLING FIRM
CLASS A INVESTMENTS              PRICE)       COMMISSION (1)   SERVICE FEE (2)   COMPENSATION (3)(4)
-------------------          --------------   --------------   ---------------   -------------------
Up to $49,999                     5.00%            4.01%            0.25%               4.25%
$50,000 - $99,999                 4.50%            3.51%            0.25%               3.75%
$100,000 - $249,999               3.50%            2.61%            0.25%               2.85%
$250,000 - $499,999               2.50%            1.86%            0.25%               2.10%
$500,000 - $999,999               2.00%            1.36%            0.25%               1.60%

INVESTMENTS OF CLASS A
SHARES OF $1 MILLION OR
MORE (5)
First $1M-$4,999,999                               0.75%            0.25%               1.00%
Next $1-$5M above that                             0.25%            0.25%               0.50%
Next $1 or more above that                         0.00%            0.25%               0.25%

CLASS B INVESTMENTS
All amounts                         --             3.75%            0.25%               4.00%

CLASS C INVESTMENTS
All amounts                         --             0.75%            0.25%               1.00%

CLASS R INVESTMENTS (6)
All amounts                       0.00%            0.00%            0.75%               0.75%

CLASS R1 INVESTMENTS (6)
All amounts                       0.00%            0.00%            0.50%               0.50%

CLASS R2 INVESTMENTS (6)
All amounts                       0.00%            0.00%            0.25%               0.25%

CLASS R3 INVESTMENTS (6)
All amounts                       0.00%            0.00%            0.50%               0.50%

CLASS R4 INVESTMENTS (6)
All amounts                       0.00%            0.00%            0.25%               0.25%

CLASS R5 INVESTMENTS
All amounts                       0.00%            0.00%            0.00%               0.00%

                              INVESTOR PAYS
                              SALES CHARGE     SELLING FIRM      SELLING FIRM
                             (% OF OFFERING      RECEIVES       RECEIVES 12B-1    TOTAL SELLING FIRM
CLASS A INVESTMENTS              PRICE)       COMMISSION (1)   SERVICE FEE (2)   COMPENSATION (3)(4)
-------------------          --------------   --------------   ---------------   -------------------
CLASS 1 INVESTMENTS (7)
All amounts                       0.00%            0.00%            0.00%               0.00%

CLASS I INVESTMENTS
All amounts                       0.00%            0.00%            0.00%               0.00%

CLASS 5 INVESTMENTS
All amounts                       0.00%            0.00%            0.00%               0.00%

(1) For Class A investments under $1 million, a portion of the Selling Firm's commission is paid out of the sales charge.

(2) For Class A, B and C shares, the Selling Firm receives 12b-1 fees in the first year as a percentage of the amount invested and after the first year as a percentage of average daily net eligible assets. For Selling Firms with a fee-based/WRAP program agreement with John Hancock funds, the Selling Firm receives 12b-1 fees in the first year as a percentage of average daily net eligible assets. Certain retirement platforms also receive 12b-1 fees in the first year as a percentage of average daily net eligible assets. Monthly payments are made in arrears. For Class R, R1, R2, R3 and R4 shares, the Selling Firm receives 12b-1 fees effective at the time of purchase as a percentage of average daily assets (paid quarterly in arrears). See "Distribution Agreements" for description of Class R, R1, R2, R3 and R4 Service Plan charges and payments.

(3) Selling Firm commission and 12b-1 service fee percentages are calculated from different amounts, and therefore may not equal the total Selling Firm compensation percentages if combined using simple addition.

(4)  Underwriter retains the balance.

(5) See "Initial Sales Charge on Class A Shares" for a discussion on how to qualify for a reduced sales charge. The Distributor may take recent redemptions into account in determining if an investment qualifies as a new investment.

(6) For purchases of Class R, R1, R2, R3, and R4, beginning with the first year an investment is made, the Selling Firm receives an annual 12b-1 service fee paid quarterly in arrears.

(7) The Distributor may make a one-time payment at time of initial purchase out of its own resources to a Selling Firm that sells Class I shares of the funds. This payment may be up to 0.15% of the amount invested.

Contingent deferred sales charge ("CDSC") revenues collected by the Distributor may be used to pay Selling Firm commissions when there is no initial sales charge.

NET ASSET VALUE

For purposes of calculating the NAV of a fund, the following procedures are utilized wherever applicable.

For purposes of calculating the NAV of each fund, investment transactions are accounted for on a "trade date plus one basis" (i.e. the business day following the trade date). However, for financial reporting purposes, investment transactions are reported on the trade date.

Except for the types of securities described below, securities held by the funds will be valued as follows:

- Securities that are traded on stock exchanges (including securities traded in both the OTC market and on an exchange) are valued at the last sales price as of the close of the regularly scheduled day-time trading of the NYSE on the day the securities are being valued, or, lacking any sales, at the closing bid prices.

- Securities traded only in the OTC market are valued at the last bid prices quoted by brokers that make markets in the securities at the close of day-time trading on the NYSE.

- Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Trustees or their designee.

- Interests in entities such as limited partnerships and other pooled investment vehicles, such as hedge funds, will be subject to fair valuation. In general, the fair value of a fund's interest in a hedge fund will represent the amount that the fund could reasonably expect to receive from a hedge fund or from a third party if the fund's interest was redeemed or sold at the time of valuation, based on information available at the time the valuation is made that the fund reasonably believes to be reliable. In determining fair value for investments in hedge funds, a fund ordinarily may rely upon the fair value information provided to it by the administrator for and/or manager of a hedge fund in which the fund has invested, computed in compliance with the hedge fund's valuation policies and procedures, in addition to any other relevant information available at the time of valuation. In certain instances, the Trustees or their designee may determine that a reported valuation does not reflect fair value, based on additional information available or other factors, and may accordingly determine in good faith the fair value of the assets, which may differ from the reported valuation.

- Shares of the Underlying Funds held by the Fund are valued at their NAVs, as described in the Prospectus under "Valuation of Shares."

NON-NEGOTIABLE SECURITY. A non-negotiable security not treated as an illiquid security because it may be redeemed with the issuer, subject to a penalty for early redemption, shall be assigned a value that takes into account the reduced amount that would be received if it were currently liquidated.

DEBT INSTRUMENTS WITH REMAINING MATURITIES OF 60 DAYS OR LESS. Debt instruments with a remaining maturity of 60 days or less held by each of the Fund will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments initially valued at market value, at the market value on the day before its remaining maturity is such that it qualifies for amortized cost valuation). After the initial valuation, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument.

POLICY REGARDING DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees of JHF II has adopted the Policy Regarding Disclosure of Portfolio Holdings, see Appendix B of this SAI, to protect the interests of the shareholders of JHF II and to address potential conflicts of interest that could arise between the interests of shareholders and the interests of the Adviser, or the interests of a fund's subadvisers, principal underwriter or affiliated persons of a fund's Adviser or principal underwriter. JHF II's general policy with respect to the release of portfolio holdings to nonaffiliated persons is to do so only in limited circumstances and only to provide nonpublic information regarding portfolio holdings to any person, including affiliated persons, on a "need to know" basis and, when released, to release such information only as consistent with applicable legal requirements and the fiduciary duties owed to shareholders. JHF II applies its policy uniformly to all parties, including individual and institutional investors, intermediaries, affiliated persons of a fund, and to all third party service providers and rating agencies.

JHF II posts to its Web site at www.jhfunds.com complete portfolio holdings for a fund thirty (30) days after each calendar month end. A fund also discloses its complete portfolio holdings information quarterly to the SEC using Form N-Q within 60 days of the end of the first and third quarter ends of JHF II's fiscal year and on Form N-CSR on the second and fourth quarter ends of JHF II's fiscal year. Form N-Q is not required to be mailed to shareholders but is made public through the SEC electronic filings. Shareholders receive either complete portfolio holdings information or summaries of a fund's portfolio holdings with their annual and semi-annual reports.

Portfolio holdings information that is not publicly available will be released only pursuant to the exceptions described in the Policy Regarding Disclosure of Portfolio Holdings. Material nonpublic holdings information may be provided to nonaffiliated persons as part of the investment activities of a fund to: entities that, by explicit agreement, are required to maintain the confidentiality of the information disclosed; rating organizations, such as Morningstar and Lipper; Vestek (Thompson Financial) or other entities for the purpose of compiling reports and preparing data; proxy voting services for the purpose of voting proxies; entities providing computer software; courts (including bankruptcy courts) or regulators with jurisdiction over JHF II, and its affiliates; and, institutional traders to assist in research and trade execution. Exceptions to the portfolio holdings release policy can only be approved by JHF II's CCO or his duly authorized delegate after considering: (a) the purpose of providing such information; (b) the procedures that will be used to ensure that such information remains confidential and is not traded upon; and
(c) whether such disclosure is in the best interest of the shareholders.

At this time, the entities receiving information described in the preceding paragraph are: Vestek (holdings, monthly with 30 day lag); Evare (holdings, daily); Morningstar (holdings, monthly with 32 day lag); Lipper (holdings, monthly with 32 day lag); Fact Set (holdings, daily); PricewaterhouseCoopers (prices, annual audits); Confluence (holdings, daily); ISS (holdings, daily); Elkins McSherry (purchases and sales, quarterly); Nasdaq (NAVs, daily); S&P (holdings, monthly with 32 day lag); Charles River (holdings and securities details, daily); and DST (NAVs, daily).

The CCO is also required to pre-approve the disclosure of nonpublic information regarding portfolio holdings to any affiliated persons of JHF II. The CCO will use the same three considerations stated above before approving disclosure of nonpublic information to affiliated persons.

The CCO shall report to the Board of Trustees whenever additional disclosures of portfolio holdings are approved. The CCO's report shall be at the Board meeting following such approval. The CCO then provides annually a report to the Board of Trustees regarding the operation of the policy and any material changes recommended as a result of such review.

When the CCO believes that the disclosure of nonpublic information to a nonaffiliated person is a potential conflict of interest between the interest of the shareholders and the interest of affiliated persons of JHF II, the CCO shall refer the conflict to the Board of Trustees. The Board of Trustees shall then only permit such disclosure of the nonpublic information if in their reasonable business judgment they conclude such disclosure will be in the best interests of JHF II's shareholders.

The receipt of compensation by a fund, the Adviser, a subadviser or an affiliate as consideration for disclosing nonpublic portfolio holdings information is not deemed a legitimate business purpose and is strictly forbidden.

INITIAL SALES CHARGE ON CLASS A SHARES

Class A, Class B and Class C shares of the funds are offered at a price equal to their NAV plus a sales charge that, at the option of the purchaser, may be imposed either at the time of purchase (the "initial sales charge") or on a contingent deferred basis (the "contingent deferred sales charge" or "CDSC"). The funds do not issue share certificates. Shares are electronically recorded. The Trustees reserve the right to change or waive a fund's minimum investment requirements and to reject any order to purchase shares (including purchase by exchange) when in the judgment of the Adviser such rejection is in a fund's best interest.

The sales charges applicable to purchases of Class A shares of a fund are described in the Prospectus. Methods of obtaining reduced sales charges referred to generally in the Prospectus are described in detail below. In calculating the sales charge applicable to current purchases of Class A shares of a fund, the investor is entitled to accumulate current purchases with the current offering price of the Class A, Class B, Class C, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class 1 and Class I shares of the John Hancock funds owned by the investor (see "Combination Privilege" and "Accumulation Privilege" below).

In order to receive the reduced sales charge, the investor must notify his or her financial adviser and/or the financial adviser must notify the fund's transfer agent, John Hancock Signature Services, Inc. ("Signature Services") at the time of purchase of the Class A shares, about any other John Hancock mutual funds owned by the investor, the investor's spouse and their children under the age of 21 living in the same household (see "Combination and Accumulation Privilege" below). This includes investments held in a retirement account, an employee benefit plan or at a broker or financial adviser other than the one handling your current purchase. Signature Services will credit the combined value, at the current offering price, of all eligible accounts to determine whether you qualify for a reduced sales charge on your current purchase. Signature Services will automatically link certain accounts registered in the same client name, with the same taxpayer identification number, for the purpose of qualifying you for lower initial sales charge rates. You must notify Signature Services and your broker-dealer (financial adviser) at the time of purchase of any eligible accounts held by your spouse or children under 21, living in the same household in order to insure these assets are linked to your accounts.

WITHOUT SALES CHARGES. Class A shares may be offered without a front-end sales charge or CDSC to various individuals and institutions as follows:

- A Trustee or officer of a fund; a Director or officer of the Adviser and its affiliates, subadvisers or Selling Firms; employees or sales representatives of any of the foregoing; retired officers, employees or Directors of any of the foregoing; a member of the immediate family (spouse, child, grandparent, grandchild, parent, sibling, mother-in-law, father-in-law, daughter-in-law, son-in-law, niece, nephew and same sex domestic partner; "Immediate Family") of any of the foregoing; or any fund, pension, profit sharing or other benefit plan for the individuals described above;

- A broker, dealer, financial planner, consultant, registered investment adviser, trust company or retirement plan administrator that has entered into a signed agreement with John Hancock funds providing specifically for the use of fund shares in fee-based investment products or services made available to their clients;

- Individuals transferring assets held in a SIMPLE IRA, SEP, or SAR-SEP invested in the John Hancock Fund Complex directly to an IRA;

- Individuals converting assets held in an IRA, SIMPLE IRA, SEP, or SAR-SEP invested in the John Hancock Fund Complex directly to a ROTH IRA;

- Individuals recharacterizing assets from an IRA, ROTH IRA, SEP, SAR-SEP or Simple IRA invested in John Hancock funds back to the original account type from which it was converted.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in Code Sections 401(a), 403(b), and 457, and not specified above as waiver eligible, will be subject to applicable sales charges.

- A member of a class action lawsuit against insurance companies who is investing settlement proceeds;

- Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information;

-    Retirement plans investing through the PruSolutions (TM) program; or

- Participants in certain qualified tuition programs under Section 529 of the Code ("529 Plans") that have a signed agreement with the John Hancock Funds Complex. No CDSC will be due for redemptions on plan purchases made at NAV with no finder's fee. However, if a plan had a finder's fee or commission, and the entire plan redeemed within 12 months of the first investment in the plan, a CDSC would be due.

NOTE: Rollover investments to Class A shares from assets withdrawn from SIMPLE 401(k), TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and any other qualified plans as described in sections 401(a), 403(b), 457 of the Code are not eligible for this provision, and will be subject to applicable sales charges.

IN KIND RE-REGISTRATIONS. A shareholder who withdraws funds via a tax reportable transaction, from one John Hancock fund account, that has previously paid a sales charge, and re-registers those assets directly to another John Hancock fund account, without the assets ever leaving the John Hancock Fund Complex, may do so without paying a sales charge. The beneficial owner must remain the same, i.e., in kind.

Class A shares may also be purchased without an initial sales charge in connection with certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

Reducing Your Class A Sales Charges

COMBINATION AND ACCUMULATION PRIVILEGES. In calculating the sales charge applicable to purchases of Class A shares made at one time, the purchases will be combined to reduce sales charges if made by (a) an individual, his or her spouse and their children under the age of 21 living in the same household, purchasing securities for his or their own account, (b) a trustee or other fiduciary purchasing for a single trust, estate or fiduciary account, and (c) groups that qualify for the Group Investment Program (see below). Qualified and non-qualified retirement plan investments can be combined to take advantage of this privilege. Class A investors may also reduce their Class A sales charge by taking into account not only the amount being invested but also the current offering price of all the Class A, Class B, Class C, Class I and Class R shares of all funds in the John Hancock Fund Complex already held by such persons. However, Class A shares of John Hancock money market funds will only be eligible for the accumulation privilege if the investor has previously paid a sales charge on the amount of those shares. To receive a reduced sales charge, the investor must tell his or her financial adviser or Signature Services at the time of the purchase about any other John Hancock mutual funds held by that investor, his or her spouse and their children under the age of 21 living in the same household. Further information about combined purchases, including certain restrictions on combined group purchases, is available from Signature Services or a Selling Firm's representative.

GROUP INVESTMENT PROGRAM. Under the Combination and Accumulation Privileges, all members of a group may combine their individual purchases of Class A shares to potentially qualify for breakpoints in the sales charge schedule. This feature is provided to any group that (1) has been in existence for more than six months, (2) has a legitimate purpose other than the purchase of mutual fund shares at a discount for its members, (3) utilizes salary deduction or similar group methods of payment, and (4) agrees to allow sales materials of the funds in its mailings to its members at a reduced or no cost to the Distributor.

LETTER OF INTENTION. Reduced Class A sales charges under the Combination and Accumulation Privilege are also applicable to investments made pursuant to a Letter of Intention (the "LOI"), which should be read carefully prior to its execution by an investor. Each fund offers two options regarding the specified period for making investments under the LOI. All investors have the option of making their investments over a specified period of thirteen (13) months. Investors who are using a fund as a funding medium for a retirement plan, however, may opt to make the necessary investments called for by the LOI over a forty-eight (48) month period. These individual retirement accounts include traditional, Roth IRAs and Coverdell ESAs, SEPs, SAR-SEPs, SIMPLE IRAs and individual 403(b) accounts. An individual's non-qualified and qualified retirement plan investments can be combined to satisfy an LOI (either 13 or 48 months). Since some retirement plans are held in an omnibus account, an investor wishing to count retirement plan holdings towards a Class A purchase must notify Signature Services and his or her financial adviser of these holdings. Such an investment (including accumulations, combinations and reinvested dividends) must aggregate $50,000 or more during the specified period from the date of the LOI or from a date within ninety (90) days prior thereto, upon written request to Signature Services. Purchases made within 90 days prior to the signing of an LOI will be counted towards fulfillment of the LOI, however, the original sales charge will not be recalculated for these previous purchases. The sales charge applicable to all amounts invested after an LOI is signed is computed as if the aggregate amount intended to be invested had been invested immediately. If such aggregate amount is not actually invested, the difference in the sales charge actually paid and the sales charge payable had the LOI not been in effect is due from the investor. However, for the purchases actually made within the specified period (either 13 or 48 months) the applicable sales charge will not be higher than that which would have applied (including accumulations and combinations) had the LOI been for the amount actually invested.

The LOI authorizes Signature Services to hold in escrow sufficient Class A shares (approximately 5% of the aggregate) to make up any difference in sales charges on the amount intended to be invested and the amount actually invested, until such investment is completed within the specified period, at which time the escrowed Class A shares will be released. If the total investment specified in the LOI is not completed, the Class A shares held in escrow may be redeemed and the proceeds used as required to pay such sales charge as may be due. By signing the LOI, the investor authorizes Signature Services to act as his or her attorney-in-fact to redeem any escrowed Class A shares and adjust the sales charge, if necessary. A LOI does not constitute a binding commitment by an investor to purchase, or by a fund to sell, any additional Class A shares and may be terminated at any time.

DEFERRED SALES CHARGE ON CLASS B AND CLASS C SHARES

Investments in Class B and Class C shares are purchased at NAV without the imposition of an initial sales charge so that the funds will receive the full amount of the purchase payment.

CONTINGENT DEFERRED SALES CHARGE. Class B and Class C shares that are redeemed within six years or one year of purchase, respectively, will be subject to a CDSC at the rates set forth in the Prospectus as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the current market value or the original purchase cost of the Class B or Class C shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase prices or on shares derived from reinvestment of dividends or capital gains distributions.

Class B shares are not available to retirement plans that had more than 100 eligible employees at the inception of the Fund account. You must notify Signature Services of the number of eligible employees at the time your account is established.

The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of both Class B and Class C shares, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

In determining whether a CDSC applies to a redemption, the calculation will be determined in a manner that results in the lowest possible rate being charged. It will be assumed that your redemption comes first from shares you have held beyond the six-year CDSC redemption period for Class B or one year CDSC redemption period for Class C, or those you acquired through dividend and capital gain reinvestment, and next from the shares you have held the longest during the six-year period for Class B shares. For this purpose, the amount of any increase in a share's value above its initial purchase price is not subject to a CDSC. Thus, when a share that has appreciated in value is redeemed during the CDSC period, a CDSC is assessed only on its initial purchase price.

When requesting a redemption for a specific dollar amount please indicate if you require the proceeds to equal the dollar amount requested. If not indicated, only the specified dollar amount will be redeemed from your account and the proceeds will be less any applicable CDSC.

Example:

You have purchased 100 Class B shares at $10 per share. The second year after your purchase, your investment's NAV has increased by $2 to $12, and you have gained 10 additional shares through dividend reinvestment. If you redeem 50 shares at this time your CDSC will be calculated as follows:

- Proceeds of 50 shares redeemed at $12 per shares (50 x 12)                $ 600.00
- *Minus Appreciation ($12 - $10) x 100 shares                               (200.00)
- Minus proceeds of 10 shares not subject to CDSC (dividend reinvestment)    (120.00)
- Amount subject to CDSC                                                    $ 280.00

* The appreciation is based on all 100 shares in the account NOT just the shares being redeemed.

Proceeds from the CDSC are paid to the Distributor and are used in whole or in part by the Distributor to defray its expenses related to providing distribution-related services to the funds in connection with the sale of the Class B and Class C shares, such as the payment of compensation to select Selling Firms for selling Class B and Class C shares. The combination of the CDSC and the distribution and service fees facilitates the ability of the funds to sell the Class B and Class C shares without a sales charge being deducted at the time of the purchase.

Waiver of Contingent Deferred Sales Charge. The CDSC will be waived on redemptions of Class B and Class C shares and Class A shares that are subject to a CDSC, unless indicated otherwise, in the circumstances defined below:

For all account types:

- Redemptions made pursuant to a fund's right to liquidate your account if you own shares worth less than $1,000.

- Redemptions made under certain liquidation, merger or acquisition transactions involving other investment companies or personal holding companies.

- Redemptions due to death or disability. (Does not apply to trust accounts unless trust is being dissolved.)

- Redemptions made under the Reinstatement Privilege, as described in "Sales Charge Reductions and Waivers" of the Prospectus.

- Redemption of Class B and Class C shares made under a periodic withdrawal plan or redemptions for fees charged by planners or advisors for advisory services, as long as your annual redemptions do not exceed 12% of your account value, including reinvested dividends, at the time you established your periodic withdrawal plan and 12% of the value of subsequent investments (less redemptions) in that account at the time you notify Signature Services. (Please note that this waiver does not apply to periodic withdrawal plan redemptions of Class A shares that are subject to a CDSC).

- Certain retirement plans participating in Merrill Lynch or The Princeton Retirement Group, Inc. servicing programs offered in Class A, Class B, and Class C shares, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

- Redemptions of Class A shares made after one year from the inception date of a retirement plan at John Hancock.

- Redemptions of Class A shares by retirement plans that invested through the PruSolutions (SM) program.

For Retirement Accounts (such as traditional, Roth IRAs and Coverdell ESAs, SIMPLE IRAs, SIMPLE 401(k), Rollover IRA, TSA, 457, 403(b), 401(k), Money Purchase Pension Plan, Profit-Sharing Plan and other plans as described in the
Code) unless otherwise noted.

- Redemptions made to effect mandatory or life expectancy distributions under the Code. (Waiver based on required, minimum distribution calculations for John Hancock Mutual Fund IRA assets only.)

-    Returns of excess contributions made to these plans.

- Redemptions made to effect certain distributions, as outlined in the chart on the following page, to participants or beneficiaries from employer sponsored retirement plans under sections 401(a) (such as Money Purchase Pension Plans and Profit-Sharing Plan/401(k) Plans), 403(b), 457 and 408 (SEPs and SIMPLE IRAs) of the Code.

Please see the following chart for some examples.

                        401(A) PLAN (401
                       (K), MPP, PSP) 457
                          & 408 (SEPS &
TYPE OF DISTRIBUTION      SIMPLE IRAS)            403(B)                 457           IRA, IRA ROLLOVER     NON-RETIREMENT
--------------------   ------------------   ------------------   ------------------   ------------------   -----------------
Death or Disability    Waived               Waived               Waived               Waived               Waived

Over 70 1/2            Waived               Waived               Waived               Waived for           12% of account
                                                                                      required minimum     value annually in
                                                                                      distributions* or    periodic payments
                                                                                      12% of account
                                                                                      value annually in
                                                                                      periodic payments.

Between 59 1/2         Waived               Waived               Waived               Waived for Life      12% of account
and 70 1/2                                                                            Expectancy or 12%    value annually in
                                                                                      of account value     periodic payments
                                                                                      annually in
                                                                                      periodic payments.

Under 59 1/2           Waived for annuity   Waived for annuity   Waived for           Waived for annuity   12% of account
(Class B and           payments (72t) or    payments (72t) or    annuity payments     payments (72t) or    value annually in
Class C only)          12% of account       12% of account       (72t) or 12% of      12% of account       periodic payments
                       value annually in    value annually in    account value        value annually in
                       periodic payments.   periodic payments.   annually in          periodic payments.
                                                                 periodic payments.

Loans                  Waived               Waived               N/A                  N/A                  N/A

Termination of Plan    Not Waived           Not Waived           Not Waived           Not Waived           N/A

Hardships              Waived               Waived               Waived               N/A                  N/A

Qualified Domestic     Waived               Waived               Waived               N/A                  N/A
Relations Orders

Termination of         Waived               Waived               Waived               N/A                  N/A
Employment Before
Normal Retirement
Age

Return of Excess       Waived               Waived               Waived               Waived               N/A

* Required minimum distributions based on John Hancock Mutual Fund IRA assets only.

If you qualify for a CDSC waiver under one of these situations, you must notify Signature Services at the time you make your redemption. The waiver will be granted once Signature Services has confirmed that you are entitled to the waiver.

ELIGIBLE INVESTORS FOR CLASS R, R1, R2, R3, R4, R5, 5, 1 AND CLASS NAV SHARES

Class R, R1, R2, R3, R4 and R5 and 5 shares are available to 592 Plans distributed by John Hancock or one of its affiliates and retirement plans ("Retirement Plans") including pension, profit-sharing and other plans qualified under Section 401(a) or described in Sections 403(b) or 457 of the Code, and non-qualified deferred compensation plans.

Class 5 shares are only available through 529 Plans. Retirement Plans do not include retail and institutional non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SAR-SEPs SIMPLE IRAs, individual 403(b) plans and other individual retirement plans.

Class 1 shares are sold only to certain exempt separate accounts of JHLIC (U.S.A.) and JHLIC of New York that fund exempt group annuity contracts issued by those insurance companies to qualified retirement plans.

Class NAV shares are also sold to certain institutional investors.

SPECIAL REDEMPTIONS

Although it would not normally do so, each fund has the right to pay the redemption price of shares of the fund in whole or in part in portfolio securities as prescribed by the Trustees. When a shareholder sells any portfolio securities received in a redemption of fund shares, the shareholder will incur a brokerage charge. Any such securities would be valued for the purposes of fulfilling such a redemption request in the same manner as they are in computing the fund's NAV.

JHF II has adopted Procedures Regarding Redemptions in Kind by Affiliates (the "Procedures") to facilitate the efficient and cost effective movement of Fund assets in connection with certain investment and marketing strategies. It is the position of the SEC that the 1940 Act prohibits an investment company such as each fund from satisfying a redemption request from a shareholder that is affiliated with the investment company by means of an in-kind distribution of fund securities. However, under a no-action letter issued by the SEC staff, a redemption in kind to an affiliated shareholder is permissible provided certain conditions are met. The Procedures, which are intended to conform to the requirements of this no-action letter, allow for in-kind redemptions by affiliated fund shareholders subject to specified conditions, including that:

- the distribution is effected through a pro rata distribution of the distributing fund's portfolio securities;

- the distributed securities are valued in the same manner as they are in computing the Fund's NAV; neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption in kind may select or influence the selection of the distributed securities; and

- the Trustees of a fund, including a majority of the Independent Trustees, must determine on a quarterly basis that any redemptions in kind to affiliated shareholders made during the prior quarter were effected in accordance with the Procedures, did not favor the affiliated shareholder to the detriment of any other shareholder and were in the best interests of the fund.

ADDITIONAL SERVICES AND PROGRAMS

EXCHANGE PRIVILEGE. JHF II permits exchanges of shares of any class for shares of the same class in any other fund within John Hancock Fund Complex offering that same class at the time of the exchange. The registration for both accounts involved must be identical. Identical registration is determined by having the same beneficial owner on both accounts involved in the exchange.

Investors may exchange Class I, R, R1, R2, R3, R4 and R5 shares for the same Class of other John Hancock funds or John Hancock Money Market Fund Class A. Investors may exchange shares from Class I, R, R1, R2, R3, R4 or R5 shares into Class A shares of the Money Market Fund.

Exchanges between funds are based on their respective NAVs. No sales charge is imposed, except on exchanges of Class A shares from the Money Market Fund to another John Hancock fund, if a sales charge has not previously been paid on those shares. However, the shares acquired in an exchange will be subject to the CDSC schedule of the shares acquired if and when such shares are redeemed. For purposes of computing the CDSC payable upon redemption of shares acquired in an exchange, the holding period of the original shares is added to the holding period of the shares acquired in an exchange.

If a retirement plan exchanges the plan's Class A account in its entirety from the fund to a non-John Hancock investment, the one-year CDSC applies.

Under certain circumstances, an investor who purchases Class I Shares in the funds pursuant to a fee-based, wrap or other investment platform program of certain firms as determined by these funds may be afforded an opportunity to make a conversion of Class A Shares owned by the investor in the same Fund to Class I Shares of that fund. Conversion of Class A Shares to Class I Shares of the same fund in these particular circumstances does not cause the investor to realize taxable gain or loss. See "Additional Information Concerning Taxes" for information regarding taxation upon the redemption or exchange of shares of the funds.

Each fund reserves the right to require that previously exchanged shares (and reinvested dividends) be in a fund for 90 days before a shareholder is permitted a new exchange.

An exchange of shares is treated as a redemption of shares of one fund and the purchase of shares of another for federal income tax purposes. An exchange may result in a taxable gain or loss. See "Additional Information Concerning Taxes."

SYSTEMATIC WITHDRAWAL PLAN. JHF II permits the establishment of a Systematic Withdrawal Plan. Payments under this plan represent proceeds arising from the redemption of fund shares. Since the redemption price of fund shares may be more or less than the shareholder's cost, depending upon the market value of the securities owned by the Fund at the time of redemption, the distribution of cash pursuant to this plan may result in realization of gain or loss for purposes of federal, state and local income taxes. The maintenance of a Systematic Withdrawal Plan concurrently with purchases of additional shares of the fund could be disadvantageous to a shareholder because of the initial sales charge payable on such purchases of Class A shares and the CDSC imposed on redemptions of Class B and Class C shares and because redemptions are taxable events. Therefore, a shareholder should not purchase shares at the same time that a Systematic Withdrawal Plan is in effect. The fund reserves the right to modify or discontinue the Systematic Withdrawal Plan of any shareholder on 30 days' prior written notice to such shareholder, or to discontinue the availability of such plan in the future. The shareholder may terminate the plan at any time by giving proper notice to Signature Services.

Prior to establishing a systematic withdrawal plan, a shareholder should carefully consider that the Fund intends to make quarterly distribution payments as described under "Distribution and Account Policies" above.

MONTHLY AUTOMATIC ACCUMULATION PROGRAM ("MAAP"). The program is explained in the Prospectus. The program, as it relates to automatic investment checks, is subject to the following conditions:

-    The investments will be drawn on or about the day of the month indicated.

- The privilege of making investments through MAAP may be revoked by Signature Services without prior notice if any investment is not honored by the shareholder's bank. The bank shall be under no obligation to notify the shareholder as to the nonpayment of any checks.

- The program may be discontinued by the shareholder either by calling Signature Services or upon written notice to Signature Services that is received at least five (5) business days prior to the due date of any investment.

REINSTATEMENT OR REINVESTMENT PRIVILEGE. If Signature Services and the financial adviser are notified prior to reinvestment, a shareholder who has redeemed shares of a fund may, within 120 days after the date of redemption, reinvest without payment of a sales charge any part of the redemption proceeds in shares back into the same share class of the same John Hancock fund and account from which it was removed, subject to the minimum investment limit in that fund. The proceeds from the redemption of Class A shares may be reinvested at NAV without paying a sales charge in Class A shares of the fund. If a CDSC was paid upon a redemption, a shareholder may reinvest the proceeds from this redemption at NAV in additional shares of the same class and fund and account from which the redemption was made. The shareholder's account will be credited with the amount of any CDSC charged upon the prior redemption and the new shares will continue to be subject to the CDSC. The holding period of the shares acquired through reinvestment will, for purposes of computing the CDSC payable upon a subsequent redemption, include the holding period of the redeemed shares.

A fund may refuse any reinvestment request and may change or cancel its reinvestment policies at any time.

A redemption or exchange of fund shares is a taxable transaction for federal income tax purposes even if the reinvestment privilege is exercised, and any gain or loss realized by a shareholder on the redemption or other disposition of fund shares will be treated for tax purposes as described under the caption "Additional Information Concerning Taxes."

RETIREMENT PLANS PARTICIPATING IN MERRILL LYNCH'S OR THE PRINCETON RETIREMENT GROUP, INC.'S SERVICING PROGRAMS:

- Class A shares are available at NAV for Merrill Lynch or The Princeton Retirement Group, Inc. retirement plans, including transferee recording arrangements, Merrill Lynch Connect Arrangements and third party administrator recordkeeping arrangements. See your Merrill Lynch Financial Advisor or Princeton Retirement Group representative for further information.

- For participating retirement plans investing in Class B shares, shares will convert to Class A shares after eight years, or sooner if the plan attains assets of $5 million (by means of a CDSC-free redemption/purchase at NAV).

SECTION 403(B)(7) ACCOUNTS:

Section 403(b)(7) of the Code permits public school employers and employers of certain types of tax-exempt organizations to establish for their eligible employees custodial accounts for the purpose of providing for retirement income for such employees. Effective September 25, 2007, Treasury regulations impose certain conditions on exchanges between one custodial account intended to qualify under Section 403(b)(7) (the "exchanged account") and another contract or custodial account intended to qualify under Section 403(b) (the "replacing account") under the same employer plan (a "Section 403(b) Plan"). Specifically, the replacing account agreement must include distribution restrictions that are no less stringent than those imposed under the exchanged account agreement, and the employer must enter in an agreement with the custodian (or other issuer) of the replacing account under which the employer and the custodian (or other issuer) of the replacing account will from time to time in the future provide each other with certain information.

These regulations supersede the conditions specified under Rev. Rule 90-24 that were in effect for exchanges of Section 403(b) contracts or accounts prior to September 25, 2007. Due to these regulations, effective September 25, 2007:

1) The funds will no longer accept requests to establish new John Hancock custodial 403(b)(7) accounts intended to qualify as a Section 403(b) Plan; and

2) The funds will no longer accept requests for exchanges or transfers into your John Hancock custodial 403(b)(7) accounts (i.e., where yours is the replacing account); and

3) The funds will require certain signed disclosure documentation in the event:

- You established a John Hancock custodial 403(b)(7) account with a fund prior to September 24, 2007; and

- You direct a fund on or after September 25, 2007 to exchange or transfer some or all of your John Hancock custodial 403(b)(7) account assets to another 403(b) contract or account (i.e., where the exchanged account is with the fund).

In the event that a fund does not receive the required documentation, and you nonetheless direct the fund to proceed with the transfer, the transfer may be treated as a taxable transaction.

PURCHASES AND REDEMPTIONS THROUGH THIRD PARTIES

Shares of the funds may be purchased or redeemed through certain Selling Firms. Selling Firms may charge the investor additional fees for their services. The funds will be deemed to have received a purchase or redemption order when an authorized Selling Firm, or if applicable, a Selling Firm's authorized designee, receives the order. Orders may be processed at the NAV next calculated after the Selling Firm receives the order. The Selling Firm must segregate any orders it receives after the close of regular trading on the NYSE and transmit those orders to the fund for execution at the NAV next determined. Some Selling Firms that maintain network/omnibus/nominee accounts with a fund for their clients charge an annual fee on the average net assets held in such accounts for accounting, servicing, and distribution services they provide with respect to the underlying fund shares. This fee is paid by the Adviser, the funds and/or the Distributor.

DESCRIPTION OF FUND SHARES

The Trustees are responsible for the management and supervision of the JHF II. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of a JHF II fund without par value. Under the Declaration of Trust, the Trustees have the authority to create and classify shares of beneficial interest in separate series or funds and classes without further action by shareholders. As of the date of this SAI, the Trustees have authorized shares of ninety five (97) series. Additional series may be added in the future. The Trustees have also authorized the issuance of fourteen (14) classes of shares of each JHF II fund, designated as Class A, Class B, Class C, Class NAV, Class R, Class R1, Class R2, Class R3, Class R4, Class R5, Class I, Class 1 and Class 5. Not all JHF II funds will issue all classes of shares. Additional classes of shares may be authorized in the future.

The shares of each class of a fund represent an equal proportionate interest in the aggregate net assets attributable to that class of the fund. Holders of each class of shares have certain exclusive voting rights on matters relating to their respective distribution plan, if any. The different classes of a fund may bear different expenses relating to the cost of holding shareholder meetings necessitated by the exclusive voting rights of any class of shares.

Dividends paid by a fund, if any, with respect to each class of shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except for differences resulting from the facts that: (i) the distribution and service fees, if any, relating to each class will be borne exclusively by that class; and (ii) each class of shares will bear any class expenses properly allocable to that class of shares, subject to the conditions the Internal Revenue Service (the "IRS") imposes with respect to the multiple-class structures. Similarly, the NAV may vary depending on which class of shares is purchased. No interest will be paid on uncashed dividend or redemption checks.

In the event of liquidation, shareholders of each class are entitled to share pro rata in the net assets of the fund available for distribution to these shareholders. Shares entitle their holders to one vote per share (and fractional votes for fractional shares), are freely transferable and have no preemptive, subscription or conversion rights. When issued, shares are fully paid and non-assessable, except as set forth below.

Unless otherwise required by the 1940 Act or the Declaration of Trust, no fund has the intention of holding annual meetings of shareholders. Fund shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the fund's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the funds. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for acts or obligations of a fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts, obligations or affairs of each fund. The Declaration of Trust also provides for indemnification out of a fund's assets for all losses and expenses of any shareholder held personally liable by reason of being or having been a shareholder. The Declaration of Trust also provides that no fund shall be liable for the liabilities of any other fund. Furthermore, the Fund shall not be liable for the liabilities of any other fund within the John Hancock Fund Complex. Liability is therefore limited to circumstances in which a fund itself would be unable to meet its obligations, and the possibility of this occurrence is remote.

Each fund reserves the right to reject any application that conflicts with the fund's internal policies or the policies of any regulatory authority. JHF II does not accept starter, credit card or third party checks. All checks returned by the post office as undeliverable will be reinvested at NAV in the fund or funds from which a redemption was made or dividend paid. Information provided on the account application may be used by the fund to verify the accuracy of the information or for background or financial history purposes. A joint account will be administered as a joint tenancy with right of survivorship, unless the joint owners notify Signature Services of a different intent. A shareholder's account is governed by the laws of The Commonwealth of Massachusetts. For telephone transactions, the transfer agent will take measures to verify the identity of the caller, such as asking for name, account number, Social Security or other taxpayer ID number and other relevant information. If appropriate measures are taken, the transfer agent is not responsible for any loss that may occur to any account due to an unauthorized telephone call. Also for your protection telephone redemptions are not permitted on accounts whose names or addresses have changed within the past 30 days. Proceeds from telephone transactions can only be mailed to the address of record.

Shares of a fund generally may be sold only to U.S. citizens, U.S. residents, and U.S. domestic corporations, partnerships, trusts or estates.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a general and abbreviated summary of certain additional tax considerations affecting a fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisors with specific questions relating to federal, state, local or foreign taxes.

JHF II believes that the Fund will qualify as a RIC under Subchapter M of the Code. If the Fund does not qualify as a RIC, it will be subject to U.S. federal income tax on its net investment income and net capital gains. As a result of qualifying as a RIC, the Fund will not be subject to U.S. federal income tax on its net investment income (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of its net realized long-term capital gain over its net realized short-term capital loss), if any, that it distributes to its shareholders in each taxable year, provided that it distributes to its shareholders at least 90% of its net investment income for such taxable year.

The Fund will be subject to a non-deductible 4% excise tax to the extent that the Fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). For this purpose, any income or gain retained by the Fund that is subject to corporate tax will be considered to have been distributed by year-end. To the extent possible, the Fund intends to make sufficient distributions to avoid the application of both corporate income and excise taxes.

To qualify as a RIC for income tax purposes, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies, and net income derived from an interest in a qualified publicly traded partnership. On December 16, 2005, the IRS issued a revenue ruling that, as later modified, would cause certain income from certain commodities-linked derivatives in which certain funds invest to not be considered qualifying income after September 30, 2006 for purposes of the 90% test. This ruling limits the extent to which the Fund may receive income from such commodity-linked derivatives after September 30, 2006 to a maximum of 10% of its annual gross income. It is currently unclear which types of commodity-linked derivatives are affected by the revenue ruling, although it appears that certain commodity-linked notes are not affected.

A "qualified publicly traded partnership" is a publicly traded partnership other than a publicly traded partnership that would satisfy the qualifying income requirements of Code Section 7704 if such qualifying income included only income derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities and currencies ("RIC-type income"). Qualified publicly traded partnerships therefore are publicly traded partnerships that derive more than 10% of their gross income from other types of income, such as income derived from the buying and selling of commodities, or options, futures or forwards with respect to commodities, other than RIC-type income. All of the income received by the Fund from its investment in a qualified publicly traded partnership that invests in commodities or commodity-linked derivatives will be income satisfying the RIC 90% test only if more than 10% of such partnership's gross income is such commodities-based income. If the commodities-based income of such partnership is only 10% or less of its gross income in any taxable year, and 90% or more of its gross income is RIC-type income, then the share of such commodities-based income allocable to the Fund, as an investor in such partnership, would not be income satisfying the RIC 90% test for the Fund's taxable year. In such event, the Fund could fail to qualify as a RIC if its income that is not RIC qualifying income exceeds 10% of its gross income for the taxable year.

If the Fund failed to qualify as a RIC, the Fund would incur regular corporate income tax on its taxable income for that year, it would lose its deduction for dividends paid to shareholders, and it would be subject to certain gain recognition and distribution requirements upon requalification. Further distributions of income by the Fund to its shareholders would be treated as dividend income, although such dividend income would constitute qualified dividend income subject to reduced federal income tax rates if the shareholder satisfies certain holding period requirements with respect to its shares in the Fund. Compliance with the RIC 90% test is carefully monitored by the Adviser and the subadvisers and it is intended that the Fund will comply with the requirements for qualification as a RIC.

The Code was amended in 2004 to allow RICs to invest up to 25% of their assets in "qualified publicly traded partnerships" and to provide that the net income allocated to a RIC investing in such partnerships would be qualifying income for purposes of the 90% gross income test. In order to maintain its status as a RIC, the Fund must have a deduction for dividends paid during its taxable year at least equal to 90% of its investment company taxable income for such year. Additionally, a RIC is subject each calendar year to a nondeductible 4% excise tax on its under distribution of dividends to the extent that it fails to distribute the sum of 98% of its ordinary income for such calendar year, plus 98% of its capital gain net income for the 1-year period on October 31 of such calendar year, plus 100% of any prior year's shortfall. As an investor in publicly traded partnerships, the Fund might be required to recognize in its taxable year income in excess of its cash distributions from such publicly traded partnerships and its proceeds from dispositions of partnership interests during that year. Such income, even if not reported to the Fund by the publicly traded partnerships until after the end of that year, would nevertheless be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax.

To qualify as a RIC, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the taxable year, at least 50% of the value of its total assets represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities that, in respect of any one issuer, do not represent more than 5% of the value of the assets of the Fund nor more than 10% of the voting securities of that issuer. In addition, at those times not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses or related trades or businesses.

The Fund may make investments that produce income that is not matched by a corresponding cash distribution to the fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds and zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or market discount (i.e., an amount equal to the excess of the stated redemption price at maturity of the security (appropriately adjusted if it also has original issue discount) over its basis immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.

The Fund may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales (see "Investment Policies -- Hedging and Other Strategic Transactions"). Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income of the Fund and


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defer recognition of certain of the Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions: (1) will require the Fund to "mark-to-market" certain types of positions in its portfolio (that is, treat them as if they were closed out); and (2) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement and avoid the 4% excise tax. The Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

As an investor in foreign securities or currencies, the Fund may be subject to withholding or other taxes to foreign governments. Foreign tax withholding from dividends and interest, if any, is generally imposed at a rate between 10% and 35%. If the Fund purchases shares in a "passive foreign investment company" (a "PFIC"), the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirements and would be taken into account for purposes of the 4% excise tax.

For United States federal income tax purposes, distributions paid out of the Fund's current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of ordinary income dividends paid by RICs generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund's dividend distributions will qualify for favorable treatment under the Tax Act.

Shareholders receiving any distribution from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will: (i) be required to report his pro rata share of such gain on his tax return as long-


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

term capital gain; (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain; and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder's adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is:
(i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less; or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (5% for individuals in the 10% or 15% tax brackets) but only for taxable years beginning on or before December 31, 2010. Thereafter, the maximum rate will increase to 20%, unless Congress enacts legislation providing otherwise.

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received (or amounts designated as undistributed capital gains) with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the common shares. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to Shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

ADDITIONAL TAX CONSIDERATIONS. If the Fund failed to qualify as a RIC, the fund would incur regular corporate federal income tax on its taxable income for that year and be subject to certain distribution requirements upon requalification. Accordingly, compliance with the above rules is carefully monitored by the Adviser and the subadvisers and it is intended that the Fund will comply with these rules as they exist or as they may be modified from time to time. Compliance with the tax requirements described above may result in a reduction in the return of the Fund, since, to comply with the above rules, the investments utilized (and the time at which such investments are entered into and closed out) may be different from what the subadviser might otherwise believe to be desirable.

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisors. For the complete provisions, reference should be made to the pertinent Code sections and


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

the Treasury Regulations promulgated thereunder. The Code and Treasury Regulations are subject to change, possibly with retroactive effect.

PORTFOLIO BROKERAGE

Pursuant to the Subadvisory Agreements, the subadvisers are responsible for placing all orders for the purchase and sale of portfolio securities of the fund. The subadvisers have no formula for the distribution of the fund's brokerage business; rather they place orders for the purchase and sale of securities with the primary objective of obtaining the most favorable overall results for the applicable fund. The cost of securities transactions for each fund will consist primarily of brokerage commissions or dealer or underwriter spreads. Fixed income securities and money market instruments are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the subadvisers will, where possible, deal directly with dealers who make a market in the securities unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account.

The offering of shares of the Fund is continuous.

SELECTION OF BROKERS OR DEALERS TO EFFECT TRADES. In selecting brokers or dealers to implement transactions, the subadvisers will give consideration to a number of factors, including:

-    price, dealer spread or commission, if any;

-    the reliability, integrity and financial condition of the broker-dealer;

-    size of the transaction;

-    difficulty of execution;

-    brokerage and research services provided; and

-    confidentiality and anonymity.

Consideration of these factors by a subadviser, either in terms of a particular transaction or the subadviser's overall responsibilities with respect to the fund and any other accounts managed by the subadviser, could result in the applicable fund paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

SOFT DOLLAR CONSIDERATIONS. In selecting brokers and dealers, a subadviser will give consideration to the value and quality of any research, statistical, quotation, brokerage or valuation services provided by the broker or dealer to the subadviser. In placing a purchase or sale order, a subadviser may use a broker whose commission in effecting the transaction is higher than that of some other broker if the subadviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either the particular transaction or the subadviser's overall responsibilities with respect to a fund and any other accounts managed by the subadviser. In addition to statistical, quotation, brokerage or valuation services, a subadviser may receive from brokers or dealers products or research that are used for both research and other purposes, such as administration or marketing. In such case, the subadviser will make a good faith determination as to the portion attributable to research. Only the portion attributable to research will be paid through fund brokerage. The portion not attributable to research will be paid by the subadviser. Research products and services may be acquired or received either directly from executing brokers or indirectly through other brokers in step-out transactions. A "step-out" is an arrangement by which a subadviser executes a trade through one broker-dealer but instructs that entity to step-out all or a portion of the trade to another broker-dealer. This second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The second broker-dealer may or may not have a trading desk of its own.

Subadvisers may also receive research or research credits from brokers that are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a fund. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the subadviser in advising several of its clients (including the


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

funds), although not all of these services are necessarily useful and of value in managing the funds. The management fee paid by a fund is not reduced because a subadviser and its affiliates receive such services.

As noted above, a subadviser may purchase new issues of securities for the fund in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the subadviser with research in addition to selling the securities (at the fixed public offering price) to the fund or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the fund, other subadviser clients, and the subadviser without incurring additional costs. These arrangements may not fall within the safe harbor in Section 28(e) of the Securities Exchange Act of 1934, as amended, because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

Brokerage and research services provided by brokers and dealers include advice, either directly or through publications or writings, as to:

-    the value of securities;

-    the advisability of purchasing or selling securities;

-    the availability of securities or purchasers or sellers of securities; and

- analyses and reports concerning: (a) issuers;, (b) industries; (c) securities; (d) economic; political and legal factors and trends; and (e) portfolio strategy.

Research services are received primarily in the form of written reports, computer generated services, telephone contacts and personal meetings with security analysts. In addition, such services may be provided in the form of meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives. In some cases, research services are generated by third parties but are provided to the subadviser by or through a broker.

To the extent research services are used by the subadvisers, such services would tend to reduce such party's expenses. However, the subadvisers do not believe that an exact dollar value can be assigned to these services. Research services received by the subadvisers from brokers or dealers executing transactions for funds of JHF II, which may not be used in connection with a fund, will also be available for the benefit of other funds managed by the subadvisers.

ALLOCATION OF TRADES BY THE SUBADVISERS. The subadvisers manage a number of accounts other than the JHF II funds. Although investment determinations for the funds will be made by the subadvisers independently from the investment determinations made by them for any other account, investments deemed appropriate for the funds by the subadvisers may also be deemed appropriate by them for other accounts. Therefore, the same security may be purchased or sold at or about the same time for both the funds and other accounts. In such circumstances, the subadvisers may determine that orders for the purchase or sale of the same security for the funds and one or more other accounts should be combined. In this event the transactions will be priced and allocated in a manner deemed by the subadvisers to be equitable and in the best interests of the funds and such other accounts. While in some instances, combined orders could adversely affect the price or volume of a security, the funds believe that their participation in such transactions on balance will produce better overall results.

AFFILIATED UNDERWRITING TRANSACTIONS BY THE SUBADVISERS. JHF II has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of the subadvisers participate. These procedures prohibit a fund from directly or indirectly benefiting a subadviser affiliate in connection with such underwritings. In addition, for underwritings where a subadviser affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase.


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LEGAL AND REGULATORY MATTERS

On June 25, 2007, the Adviser and three of its affiliates, including the Distributor (collectively, the "John Hancock Affiliates"), reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and another of the John Hancock Affiliates agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. The Distributor and another John Hancock Affiliate agreed to pay disgorgement in the amount of $2,087,477 and prejudgment interest of $359,460 to certain entities advised by the associated John Hancock Affiliates. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, independent registered public accounting firm, has been appointed as the independent registered public accounting for the funds. PricewaterhouseCoopers LLP has offices at 125 High Street, Boston, MA 02110.

CUSTODY OF PORTFOLIO SECURITIES

State Street Bank and Trust Company ("State Street"), 2 Avenue de Lafayette, Boston, Massachusetts 02111, currently acts as custodian and bookkeeping agent of all the Fund's assets. State Street has selected various banks and trust companies in foreign countries to maintain custody of certain foreign securities. State Street is authorized to use the facilities of the Depository Trust Company, the Participants Trust Company and the book-entry system of the Federal Reserve Banks.

CODES OF ETHICS

JHF II, the Adviser, the Distributor and each subadviser have adopted Codes of Ethics that comply with Rule 17j-1 under the 1940 Act. Each Code of Ethics permits personnel subject to the Code of Ethics to invest in securities including securities that may be purchased or held by a fund.


                                       77